UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MASONITE INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Masonite International Corporation

1242 East 5th Avenue

Tampa, Florida 33605

United States

March 22, 2024

Dear Masonite Shareholder:

You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of shareholders of Masonite International Corporation, a British Columbia corporation (“Masonite” or the “Company”) to be held on April 25, 2024, at 10:00 a.m. Eastern time (unless the Special Meeting is adjourned or postponed). We will hold the Special Meeting online via a live webcast at www.virtualshareholdermeeting.com/DOOR2024SM. To participate in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. You will not be able to attend the Special Meeting in person at a physical location. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” or “attending” shall mean virtually present at the Special Meeting.

Pursuant to the terms of the Arrangement Agreement, dated as of February 8, 2024 (as may be further amended or supplemented from time to time, the “Arrangement Agreement”), by and among Masonite, Owens Corning, a Delaware corporation (“Owens Corning”), MT Acquisition Co ULC, a British Columbia unlimited liability company and an indirect wholly owned subsidiary of Owens Corning (“Purchaser”), and subject to the terms and conditions set forth therein, Purchaser will acquire all of the issued and outstanding common shares, no par value per share, of Masonite (“Masonite common shares”) at a purchase price of $133.00 per share (the “Per Share Arrangement Consideration”). The acquisition will be completed by way of a statutory, court-approved plan of arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (“BCBCA”). Upon completion of the Arrangement, Masonite will be an indirect wholly owned subsidiary of Owens Corning.

At the Special Meeting, you will be asked to consider and vote on (a) a special resolution approving the Arrangement and the related proposals described in Annex B to this proxy statement (the “Arrangement Resolution”), (b) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Masonite’s named executive officers that is based on or otherwise related to the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement (the “Compensation Proposal”), and (c) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Arrangement Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

If the Arrangement is completed, you will be entitled to receive the Per Share Arrangement Consideration, less any applicable withholding taxes, for each Masonite common share you own immediately prior to the completion of the Arrangement (except for Masonite common shares owned by Owens Corning and any of its subsidiaries or Masonite common shares for which dissent rights have been properly exercised pursuant to the BCBCA, the Plan of Arrangement, the interim order of the Supreme Court of British Columbia in respect of the Arrangement and any other order of the Court).

The Board of Directors of Masonite (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Arrangement is in the best interest of Masonite and that the consideration to be received by Masonite shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to Masonite shareholders, (b) approved the

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Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) and determined to recommend approval of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) to Masonite shareholders, (c) agreed to submit the Arrangement Agreement, the Plan of Arrangement and the Arrangement to Masonite shareholders for approval and to submit the Arrangement to the Supreme Court of British Columbia for approval once the requisite Masonite shareholder approval has been obtained and (d) approved and adopted the execution and delivery of the Arrangement Agreement and the performance by Masonite of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby (including the Arrangement). The Board of Directors unanimously recommends that you vote: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

The enclosed proxy statement provides detailed information about the Special Meeting, the Arrangement Agreement and the Arrangement. A copy of the Arrangement Agreement is attached as Annex A to this proxy statement, and a copy of the Plan of Arrangement is attached as Annex C to this proxy statement.

The enclosed proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Arrangement Agreement and the Arrangement. You should carefully read and consider the entire enclosed proxy statement and its annexes, including, but not limited to, the Arrangement Agreement and the Plan of Arrangement, as they contain important information about, among other things, the Arrangement and how it affects you.

Whether or not you plan to attend the virtual Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting”). If you attend the Special Meeting and vote by ballot, your vote will revoke any proxy that you have previously submitted.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Arrangement Resolution, without your instructions.

Your vote is very important, regardless of the number of shares that you own. We cannot complete the Arrangement unless the proposal to adopt the Arrangement Resolution is approved by the affirmative vote of the holders of at least two-thirds (66 2⁄3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

/s/ Robert J. Byrne
Robert J. Byrne
Chairman of the Board of Directors of Masonite

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Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Arrangement, passed upon the merits or fairness of the Arrangement or passed upon the adequacy or accuracy of the disclosure contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated March 22, 2024 and, together with the enclosed form of proxy card, is first being mailed to Masonite shareholders on or about March 25, 2024.

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1242 East 5th Avenue

Tampa, Florida 33605

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2024

NOTICE IS HEREBY GIVEN, in accordance with an interim order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court”) dated March 21, 2024, that a special meeting (the “Special Meeting”) of the holders of common shares, no par value per share, of Masonite International Corporation (“Masonite”) (“Masonite common shares”) will be held on April 25, 2024 at 10:00 a.m. (Eastern Time) via a live webcast at www.virtualshareholdermeeting.com/DOOR2024SM. The Special Meeting will be held for the following purposes:

1.

to consider, pursuant to the Interim Order, and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex B to this proxy statement, approving a statutory arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”), all as more particularly described in this proxy statement;

2.

to consider and, if deemed advisable, pass an advisory (non-binding) resolution on specified compensation that may become payable to the named executive officers of Masonite in connection with the Arrangement, all as more particularly described in the proxy statement;

3.

to consider and vote on any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Arrangement at the time of the Special Meeting (the “Adjournment Proposal”); and

4.	to transact such other business, including amendments to the foregoing, as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

Holders of Masonite common shares (“Masonite shareholders”) at the close of business of March 21, 2024 (the “Record Date”) will be entitled to vote at the Special Meeting. Only Masonite shareholders of record, whose Masonite common shares are registered in their own name as recorded in the registers maintained by Masonite’s transfer agent, American Stock Transfer & Trust Company (each, a “registered Masonite shareholder”), as at the close of business on the Record Date or their duly appointed proxyholders are entitled to receive notice of, attend and vote at the Special Meeting, and any adjournment or postponement of the Special Meeting. If a beneficial owner of Masonite common shares (a “beneficial Masonite shareholder”) wishes to attend and vote at the Special Meeting (or have another attend and vote on the beneficial Masonite shareholder’s behalf), such beneficial Masonite shareholder must complete, sign and return a voting instruction form in accordance with the directions provided.

Pursuant to the BCBCA and the Interim Order, in order for the Arrangement Resolution to become effective, the Arrangement Resolution must be approved by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present. Each Masonite common share outstanding on the Record Date of the Special Meeting is entitled to one vote on this proposal.

This Notice of Special Meeting to Masonite shareholders is accompanied by this proxy statement and a proxy card.

A summary of the Arrangement Agreement, dated as of February 8, 2024, by and among Masonite, Owens Corning and MT Acquisition Co ULC (the “Arrangement Agreement”) and the plan of arrangement (the “Plan of

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Arrangement”) is included in this proxy statement, and the full text thereof is attached as Annex A and Annex C, respectively, to this proxy statement and is also available on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar. The full text of the Interim Order is attached as Annex D to this proxy statement. Masonite shareholders should carefully review and consider all of the information in this proxy statement.

Pursuant to and in accordance with the Interim Order and the provisions of Sections 237 to 247 of the BCBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court), registered Masonite shareholders have a right to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their shares, less any applicable tax withholdings (the “Dissent Rights”). Dissent Rights are more particularly described in this proxy statement. The dissent procedures require that a registered Masonite shareholder who wishes to exercise Dissent Rights send Masonite a written notice to inform Masonite of his, her or its intention to exercise Dissent Rights (the “Dissent Notice”), which notice must be received by Masonite at its office located at 1242 East 5th Avenue, Tampa, Florida, United States, Attention: Legal Department, with a copy to Masonite’s legal counsel, Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: John Christian, not later than 5:00 p.m. (Eastern time) on the day that is two business days immediately preceding the date of the Special Meeting (as it may be adjourned or postponed from time to time). Persons who are beneficial Masonite shareholders who wish to exercise Dissent Rights should be aware that only registered Masonite shareholders are entitled to exercise Dissent Rights. Accordingly, a beneficial Masonite shareholder who desires to exercise Dissent Rights must make arrangements for the Masonite common shares beneficially owned by such holder to be registered in the holder’s name prior to the time the Dissent Notice is required to be received by Masonite or, alternatively, make arrangements for the registered holder of such Masonite common shares to exercise Dissent Rights on the holder’s behalf. It is strongly suggested that any Masonite shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of all rights thereunder.

If you are a registered Masonite shareholder and are unable to attend the Special Meeting, please complete, date, sign and return the enclosed form of proxy. Instructions on how to complete and return your proxy are included in this proxy statement. Whether or not you expect to attend the Special Meeting, Masonite urges you to submit a proxy to have your shares voted as promptly as possible either: (a) via the Internet at www.proxyvote.com (see proxy card for instructions); (b) by telephone (see proxy card for instructions); or (c) by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Special Meeting. If you are a beneficial Masonite shareholder, please follow the instructions on the voting instruction card furnished by your bank, brokerage firm or other nominee that holds your shares. Any Masonite shareholder of record participating in the Special Meeting may vote at the Special Meeting even if such shareholder has returned a proxy card. However, if you are a beneficial Masonite shareholder, you must obtain a control number from your bank, brokerage firm, or other nominee that holds your shares to vote at the Special Meeting.

Beneficial Masonite shareholders that receive the Special Meeting materials through their bank, broker or other nominee must complete and return a voting instruction form in accordance with the instructions provided to such beneficial Masonite shareholder by their intermediary to ensure that their Masonite common shares are voted at the Special Meeting in accordance with their instructions. In addition, beneficial Masonite shareholders should contact their intermediary to arrange for such intermediary to complete any necessary transmittal documents and to ensure that they receive the Per Share Arrangement Consideration for their Masonite common shares through such intermediary if the Arrangement is completed.

Further voting information can be found in this proxy statement.

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A Masonite shareholder that has questions or requires more information with regard to the voting of their Masonite common shares should contact Masonite’s proxy solicitation agent, D.F. King & Co., Inc., by calling toll-free at (888) 541-9895.

DATED as of the twenty-second day of March, 2024

By order of the Board of Directors.

MASONITE INTERNATIONAL CORPORATION

/s/ Howard C. Heckes
Howard C. Heckes
President and Chief Executive Officer

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (a) BY TELEPHONE; (b) THROUGH THE INTERNET; OR (c) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Arrangement Resolution, without your instructions.

If you are a Masonite shareholder of record, voting by ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee and did not obtain a control number, you must contact your bank, broker or other nominee to obtain a control number in order to vote by ballot at the Special Meeting.

If you fail to (a) return your proxy card, (b) grant your proxy electronically over the Internet or by telephone, or (c) vote by ballot at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, assuming a quorum is present, will have no effect on the Arrangement Resolution, Compensation Proposal, or the Adjournment Proposal.

You should carefully read and consider the entire accompanying proxy statement and its annexes, including, but not limited to, the Arrangement Agreement and Plan of Arrangement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Arrangement and how it affects you. If you have any questions concerning the Arrangement Agreement, the Arrangement, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your Masonite common shares, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

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SUMMARY

This summary highlights selected information from this proxy statement related to the Arrangement and may not contain all of the information that is important to you. To understand the Arrangement more fully and for a more complete description of the legal terms of the Arrangement, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Arrangement Agreement, dated as of February 8, 2024 (as may be amended or supplemented from time to time), by and among Masonite, Owens Corning, and Purchaser (the “Arrangement Agreement”), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Arrangement and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Arrangement Agreement is attached as Annex A, the Arrangement Resolution is attached as Annex B, and the Plan of Arrangement is attached as Annex C to this proxy statement. You should carefully read and consider the entire Arrangement Agreement and Plan of Arrangement, which are the legal documents that govern the Arrangement.

Except as otherwise specifically noted in this proxy statement, “Masonite,” “we,” “our,” “us,” the “Company” and similar words refer to Masonite International Corporation. Throughout this proxy statement, we refer to Owens Corning as “Owens Corning” and MT Acquisition Co ULC as “Purchaser.”

In addition, throughout this proxy statement we refer to our common shares, no par value, as “Masonite common shares,” and the holders of Masonite common shares as “Masonite shareholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Arrangement Agreement.

Parties Involved in the Arrangement

Masonite International Corporation

Masonite International Corporation, a British Columbia corporation, is a global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems. Masonite common shares trade on the New York Stock Exchange (“NYSE”) under the symbol “DOOR.” The principal executive offices of Masonite are located at 2771 Rutherford Road, Concord, Ontario L4K 2N6 Canada, and its telephone number is (800) 895-2723.

Owens Corning

Owens Corning, a Delaware corporation, is a global building and construction materials leader committed to building a sustainable future through material innovation. Its roofing products and systems enhance curb appeal of people’s homes and protect residential and commercial buildings. Its insulation products conserve energy and improve acoustics, fire resistance and air quality in the spaces where people live, work and play. Its fiberglass composites make thousands of products lighter, stronger and more durable. Owens Corning’s common stock trades on the NYSE under the symbol “OC.” The principal executive offices of Owens Corning are located at One Owens Corning Parkway, Toledo, Ohio 43659, and its telephone number is (419) 248-8000.

MT Acquisition Co ULC

MT Acquisition Co ULC was incorporated under the BCBCA as an unlimited liability company on January 31, 2024. The Purchaser is an indirect wholly owned subsidiary of Owens Corning formed solely for the purpose of engaging in the transactions contemplated by the Arrangement Agreement. The principal business address of Purchaser is c/o Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659.

The Arrangement

Upon the terms and subject to the conditions of the Arrangement Agreement, Purchaser will acquire all of the issued and outstanding Masonite common shares at a purchase price of $133.00 per share, without interest (the “Per Share Arrangement Consideration”), subject to any applicable withholding taxes. As a result of the Arrangement, Masonite will become an indirect wholly owned subsidiary of Owens Corning, and Masonite common shares will no longer be publicly traded and will be delisted from the NYSE. In addition, Masonite common shares will be deregistered under the Exchange Act, and Masonite will no longer file periodic reports with the SEC. If the Arrangement is completed, you will not own any shares of the capital stock of Purchaser or acquire any shares of Owens Corning. The Arrangement will be implemented by way of a plan of arrangement approved by the Supreme Court of British Columbia (the “Court”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) pursuant to the terms of the Arrangement Agreement.

For information regarding when the closing of the Arrangement will occur (the time of such closing, the “Effective Time,” and the date of such closing, the “Effective Date”), see the section captioned “The Arrangement—Closing and Effective Time.”

Arrangement Consideration

Masonite Common Shares

At the Effective Time, each Masonite common share that is outstanding immediately prior to the Effective Time (other than Masonite common shares in respect of which a Masonite shareholder’s right to dissent has been duly and validly exercised or Masonite common shares owned by Masonite, Purchaser, Owens Corning or any respective subsidiary thereof) will be deemed to be assigned and transferred by the holder thereof to Purchaser in exchange for the Per Share Arrangement Consideration, being $133.00 in cash, subject to applicable withholding taxes.

At the Effective Time, each holder of a Masonite common share will cease to be the registered holder thereof and will not have any rights as a Masonite shareholder, other than the right to be paid the Per Share Arrangement Consideration pursuant to the Arrangement Agreement and the Plan of Arrangement. Each Masonite shareholder of record, whose Masonite common shares are registered in their own name as recorded in the registers maintained by Masonite’s transfer agent, American Stock Transfer & Trust Company (a “registered Masonite shareholder”), will be removed from Masonite’s share register and Purchaser will be deemed to be the transferee of such Masonite common shares free and clear of all liens and will be entered into Masonite’s share register as the owner of all such Masonite common shares.

Purchaser shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, (a) provide, or cause to be provided, to the Depositary for the Arrangement (the “Depositary”) sufficient funds to satisfy the aggregate Per Share Arrangement Consideration payable by Purchaser pursuant to the Plan of Arrangement (other than with respect to Masonite common shares already owned by Owens Corning, Masonite and any of their respective subsidiaries and Masonite shareholders properly exercising Dissent Rights (as further described in this proxy statement)), which funds will be held by the Depositary after the Effective Time in escrow as agent and nominee for the former Masonite shareholders in accordance with the terms of the Plan of Arrangement, in each case subject to any applicable tax withholding and (b) reserve and authorize for issuance such number of shares of Owens Corning common stock as shall be necessary to issue to holders of Owens Corning RSUs (as defined below) issued in exchange for Masonite RSU Awards (as defined below). For more information, please see the sections of this proxy statement captioned “The Arrangement Agreement—Exchange and Payment Procedures” and “The Arrangement—Arrangement Consideration—Treatment of Masonite Equity Awards.”

After the Arrangement is completed, you will have the right to receive the Per Share Arrangement Consideration in respect of each Masonite common share that you own immediately prior to the Effective Time

(less any applicable withholding taxes), but you will no longer have any rights as a shareholder (except that Masonite shareholders who properly exercise their Dissent Rights will have a right to receive payment of the “fair value” of their shares as determined pursuant to the provisions of the BCBCA, as so modified by an interim order (the “Interim Order”) of the Court dated March 21, 2024, and the Plan of Arrangement). For more information, please see the section of this proxy statement captioned “Dissent Rights.”

Treatment of Masonite Equity Awards

Each restricted share unit award in respect of Masonite common shares that vests solely based on continued service (each, a “Masonite RSU Award”) and each performance-based Masonite restricted share unit award (each, a “Masonite PRSU Award”) that is held by an employee and does not vest on or prior to the Effective Time by its terms, will be exchanged at the Effective Time for a time-vesting restricted stock unit award in respect of common stock of Owens Corning (each, an “Owens Corning RSU Award”) of equivalent value and subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time. All Masonite RSU Awards and Masonite PRSU Awards that vest on or prior to the Effective Time or are held by an individual who is not an employee will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each share of Masonite common stock subject to such Masonite RSU Award or Masonite PRSU Award. All Masonite RSU Awards held by non-employee directors will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each Masonite common share subject to such Masonite RSU Award. The number of Masonite common shares subject to Masonite PRSU Awards will be determined (x) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (y) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Masonite PRSU Awards that do not have a target level, such performance goals will be deemed fully satisfied).

Each share appreciation right in respect of Masonite common shares (each, a “Masonite SAR Award”) will be canceled at the Effective Time in exchange for a cash payment in respect of each share of Masonite common stock subject to such Masonite SAR Award equal to the excess (if any) of the Per Share Arrangement Consideration over the applicable exercise price.

For more information, please see the section of this proxy statement captioned “The Arrangement—Arrangement Consideration—Treatment of Masonite Equity Awards.”

Treatment of the Masonite ESPP

Pursuant to the Arrangement Agreement, the Board of Directors (or a duly authorized committee thereof) will adopt resolutions and take all other actions as may be required to provide that (a) no new participants will commence participation in Masonite’s Employee Share Purchase Plan (the “Masonite ESPP”) after February 8, 2024, (b) no participant will be allowed to increase his or her payroll contribution rate in effect as of February 8, 2024 or make separate non-payroll contributions on or following February 8, 2024, and (c) no new offering period or purchase period will commence or be extended pursuant to the Masonite ESPP, in each case, after February 8, 2024. If the Effective Time is expected to occur prior to the end of the current purchase period, Masonite will take action to provide for an earlier exercise date (including for purposes of determining the purchase price) for the purchase period (such earlier date, the “Early Exercise ESPP Date”). The Early Exercise ESPP Date will be as close to the Effective Time as is administratively practicable. The Masonite ESPP will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement).

Canadian Federal Income Tax Considerations

This proxy statement contains a general discussion of certain Canadian federal income tax consequences of the Arrangement in the section captioned “The Arrangement—Canadian Federal Income Tax Considerations.” Such a discussion is not intended to be legal or tax advice to any particular Masonite shareholder. Holders of Masonite common shares should carefully review the information in this proxy statement in the section captioned “The Arrangement—Canadian Federal Income Tax Considerations,” which qualifies the information set out below, and should consult their own tax advisors.

The section captioned “The Arrangement—Canadian Federal Income Tax Considerations” provides a summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) and the regulations thereunder (the “Canadian Tax Regulations”) generally applicable to a Masonite shareholder who disposes of Masonite common shares under the Arrangement, is the beneficial owner of such Masonite common shares, and who, for purposes of the Tax Act, and at all relevant times, (a) deals at arm’s length with Masonite, Purchaser and Owens Corning, (b) is not affiliated with Masonite, Purchaser or Owens Corning, and (c) holds such Masonite common shares as capital property (a “Holder”). Masonite common shares will generally be considered capital property to a Holder unless the Holder holds or uses or is deemed to hold or use such Masonite common shares in the course of carrying on a business or the Holder acquired or is deemed to have acquired such Masonite common shares in a transaction or transactions considered to be an adventure or concern in the nature of trade.

A Holder who, for purposes of the Tax Act and any applicable income tax treaty or convention, and at all relevant times, is resident or deemed to be resident in Canada (a “Resident Holder”) will generally realize a capital gain (or a capital loss) that is subject to taxation and equal to the amount by which the aggregate Per Share Arrangement Consideration, as adjusted, exceeds (or is less than) the total of: (a) the aggregate adjusted cost base to the Resident Holder of such Masonite common shares immediately before the disposition; and (b) any reasonable costs of disposition.

A Holder who, for the purposes of the Tax Act and any applicable income tax treaty or convention, and at all relevant times, (a) is not, and is not deemed to be, a resident of Canada and (b) does not use or hold, and is not deemed to use or hold, the Masonite common shares in connection with carrying on a business in Canada (a “Non-Resident Holder”) will generally not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the disposition of Masonite common shares to Purchaser under the Arrangement unless such Masonite common shares constitute “taxable Canadian property” to the Non-Resident Holder for purposes of the Tax Act, and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention between Canada and the country in which the Non-Resident Holder is resident.

This proxy statement does not address any Canadian tax considerations of the Arrangement applicable in respect of provincial, territorial, local or other tax considerations of the Arrangement other than those described above and in the section captioned “The Arrangement—Canadian Federal Income Tax Considerations,” and does not address any tax considerations of the Arrangement to holders of Masonite RSU Awards, Masonite PRSU Awards or Masonite SAR Awards. Such holders should consult their own tax advisors with respect to the tax implications of the Arrangement in their particular circumstances.

U.S. Federal Income Tax Considerations

The exchange of Masonite common shares for cash pursuant to the Arrangement will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined under the section of this proxy statement captioned “The Arrangement—U.S. Federal Income Tax Considerations”) who exchanges Masonite common shares for cash pursuant to the Arrangement generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives pursuant to the

Arrangement and such U.S. Holder’s adjusted tax basis in the Masonite common shares surrendered pursuant to the Arrangement by such shareholder.

For a more complete description of the U.S. federal income tax consequences of the Arrangement, see the section of this proxy statement captioned “The Arrangement—U.S. Federal Income Tax Considerations.” Masonite shareholders should consult their tax advisors regarding the U.S. federal income and other tax consequences relating to the Arrangement in light of their particular circumstances, including the applicability and effect of any state, local, non-U.S. or other tax laws.

Dissent Rights

Registered Masonite shareholders as of the Record Date have a right, in addition to any other rights such holder may have, to dissent with respect to the special resolution adopting the Arrangement (the “Arrangement Resolution”), the full text of which is set forth in Annex B (a “dissenting Masonite shareholder”), and, if the Arrangement becomes effective, to be paid by the Purchaser the fair value of the Masonite common shares (less applicable withholdings) held by such registered Masonite shareholder (such rights, the “Dissent Rights”). A beneficial owner of Masonite common shares (a “beneficial Masonite shareholder”) who wishes to dissent should be aware that only registered Masonite shareholders are entitled to dissent. Accordingly, a beneficial Masonite shareholder desiring to exercise Dissent Rights must make arrangements for the Masonite common shares beneficially owned by such beneficial Masonite shareholder to be registered in the beneficial Masonite shareholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Masonite or, alternatively, make arrangements for the registered holder of such Masonite common shares to dissent on the beneficial Masonite shareholder’s behalf. A registered Masonite shareholder wishing to exercise Dissent Rights may only dissent with respect to all Masonite common shares held on behalf of any one beneficial Masonite shareholder and registered in the name of such dissenting Masonite shareholder. It is strongly suggested that any Masonite shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of all rights thereunder. For more information, see the section of this proxy statement captioned “Dissent Rights.”

Regulatory Approvals Required for the Arrangement

The Arrangement is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), which prevents Owens Corning and Masonite from completing the Arrangement until required information and materials are furnished to the Antitrust Division of the Department of Justice (the “DOJ”) and the Federal Trade Commission (referred to as the “FTC”) and the HSR Act waiting period is terminated or expires. Owens Corning and Masonite submitted the requisite notification and report forms under the HSR Act on February 23, 2024. Owens Corning voluntarily agreed to withdraw its HSR Act notification and report form and expects to refile its HSR Act notification and report form with respect to the Arrangement on March 27, 2024, which will restart the 30-calendar-day waiting period.

The Arrangement is also subject to the receipt of certain required regulatory clearances and approvals in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations, including in Canada and Mexico. Owens Corning and Masonite submitted the requisite filings in Canada on February 21, 2024, February 23, 2024, and February 28, 2024, and in Mexico on February 23, 2024. In the United Kingdom, Owens Corning and Masonite also submitted a voluntary briefing paper to the Competition and Markets Authority (“CMA”) notifying the regulator of the Arrangement. The UK briefing paper was submitted to the CMA on February 21, 2024. The parties received the required competition clearance from Mexico on March 15, 2024.

Although the parties expect that the required regulatory clearance will be obtained, the parties cannot assure you that regulatory clearance will be timely obtained or obtained at all or that the granting of regulatory clearance will not involve the imposition of additional conditions on the completion of the Arrangement, including the requirement to divest assets, create or modify contractual rights or obligations or enter into supply or services agreements. Any such additional conditions could result in the conditions to the Arrangement not being satisfied.

Closing Conditions

The obligations of the parties to effect the Arrangement are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following:

•

The approval of the Arrangement Resolution by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present, in accordance with the Interim Order and applicable law;

•

the Interim Order and a final order approving the Arrangement and declaring it to be fair and reasonable to Masonite shareholders (the “Final Order”) having been obtained from the Court and not set aside or modified in a manner unacceptable to Masonite or Owens Corning, each acting reasonably, on appeal or otherwise;

•

no order issued by any court of competent jurisdiction or other governmental authority or applicable law prohibiting, rendering illegal or permanently enjoining the consummation of the transactions contemplated by the Arrangement Agreement being in effect;

•	any applicable waiting period (including any extension thereof and any timing agreement with a governmental authority) under the HSR Act relating to the Arrangement having expired or been terminated;

•

the receipt of certain required regulatory clearances, approvals, or confirmations of no intention to investigate in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations, including in Canada, Mexico and the United Kingdom;

•	in the case of Owens Corning and Purchaser, no material adverse effect on Masonite having occurred since February 8, 2024; and

•

the performance and compliance in all material respects by the parties of their respective covenants required by the Arrangement Agreement to be performed or complied with by such party prior to the Effective Time.

Financing of the Arrangement

Owens Corning intends to fund the aggregate Per Share Arrangement Consideration with a combination of cash on hand and debt financing. In connection with the entry into the Arrangement Agreement, Owens Corning entered into a commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF committed to provide, subject to the satisfaction of customary closing conditions, a 364-day senior unsecured term loan facility in an aggregate principal amount of up to $3.0 billion (the “Term Facility” and, together with, in whole or in part (as applicable), any supplemental, replacement or substitute financing provided for thereof, the “Financing”). Subsequently, on March 1, 2024, Owens Corning entered into a 364-day term loan agreement (the “Credit Agreement”) with certain lenders party thereto (the “Lenders”) and MSSF, as the administrative agent, pursuant to which the Lenders committed to provide, subject to the satisfaction of customary closing conditions, the Term Facility. The receipt of financing by Owens Corning is not a condition to Owens Corning’s obligations to complete the Arrangement.

Masonite has agreed to use commercially reasonable efforts to provide, and use commercially reasonable efforts to cause its representatives and subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation that is reasonably requested by Owens Corning to assist Owens Corning in the arrangement of the Financing and the consummation of any exchange offer with respect to certain existing indebtedness of Masonite, subject to the terms set forth in the Arrangement Agreement. For more information, please see the section of this proxy statement captioned “The Arrangement Agreement—Financing Assistance.”

Required Shareholder Approval

At the Special Meeting, Masonite shareholders will be asked to consider and, if deemed advisable, pass the Arrangement Resolution, the full text of which is attached as Annex B to this proxy statement, to approve the Arrangement. To be effective, the Arrangement Resolution must be approved by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present.

If the resolution approving the Arrangement does not receive the requisite approval, the Arrangement will not proceed.

Required Court Approval

The Arrangement requires approval by the Court under the BCBCA. On March 21, 2024, Masonite obtained the Interim Order providing for the calling, holding and conducting of the Special Meeting and other procedural matters related to the Arrangement. Copies of the Interim Order and the Notice of Hearing of Petition are attached as Annex D and Annex H, respectively, to this proxy statement.

If the Arrangement Resolution is approved at the Special Meeting, Masonite will apply for the Final Order. Subject to the foregoing, the Court hearing in respect of the Final Order is scheduled to take place at 9:45 a.m. (Pacific Time) on May 2, 2024, or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as the Court may direct, at the Supreme Court of British Columbia, sitting at 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, Canada.

Masonite shareholders who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements.

The Special Meeting

Date, Time and Location

The Special Meeting of Masonite shareholders to consider and vote on the proposal to adopt the Arrangement Agreement will be held on April 25, 2024, at 10:00 a.m. Eastern time, and will be held online via a live webcast at www.virtualshareholdermeeting.com/DOOR2024SM. To participate in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please contact the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about or your control number, please contact the bank, broker or other organization that holds your shares. You will not be able to attend the Special Meeting in person at a physical location. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” or “attending” shall mean virtually present at the Special Meeting.

Record Date; Shares Entitled to Vote

You are entitled to vote at the Special Meeting if you owned Masonite common shares at the close of business on March 21, 2024, which is the Record Date. Each Masonite shareholder shall be entitled to one (1) vote for each such share owned at the close of business on the Record Date.

Quorum

As of the Record Date, there were 21,975,850 Masonite common shares outstanding and entitled to vote at the Special Meeting. Three (3) persons who are, or who represent by proxy, unrelated shareholders who, in the aggregate, hold at least fifteen percent (15%) of the issued shares on the Record Date and that are entitled to be voted at the meeting will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.

Recommendation of the Board of Directors

The Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Arrangement is in the best interest of Masonite and that the consideration to be received by Masonite shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to Masonite shareholders, (b) approved the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) and determined to recommend approval of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) to Masonite shareholders, (c) agreed to submit the Arrangement Agreement, the Plan of Arrangement and the Arrangement to Masonite shareholders for approval and to submit the Arrangement to the Supreme Court of British Columbia for approval once the requisite Masonite shareholder approval has been obtained, and (d) approved and adopted the execution and delivery of the Arrangement Agreement and the performance by Masonite of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby (including the Arrangement).

The Board of Directors unanimously recommends that you vote: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Prior to the adoption of the Arrangement Resolution by Masonite shareholders, under certain circumstances, the Board of Directors or any committee thereof may change, qualify, modify, withhold, rescind or withdraw the foregoing recommendation under certain circumstances in response to an intervening event or in connection with a superior proposal (each as defined in the sections of this proxy statement captioned “The Arrangement Agreement—Change of Recommendation; Match Rights” and “The Arrangement Agreement—No Solicitation of Other Offers by Masonite,” respectively). However, the Board of Directors cannot effect an adverse recommendation change (as defined in the section of this proxy statement captioned “The Arrangement Agreement—Change of Recommendation; Match Rights”) unless it complies with certain procedures in the Arrangement Agreement, including, but not limited to, negotiating with Owens Corning and its representatives in good faith over a four-business day period to amend the Arrangement Agreement in a manner that would eliminate the need for the Board of Directors to make an adverse recommendation change, after which the Board of Directors shall have determined that the failure of the Board of Directors (or a committee thereof) to make an adverse recommendation change would be inconsistent with the Board of Directors’ fiduciary duties under applicable law. The termination of the Arrangement Agreement by Owens Corning in the event of an adverse recommendation change, or by Masonite following the Board of Directors’ authorization for Masonite to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal will result in the payment by Masonite of a termination fee of $75 million. For more information, please see the section of this proxy statement captioned “The Arrangement Agreement—Change of Recommendation; Match Rights.”

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Board of Directors that, as of February 8, 2024 and based upon and subject to the factors and assumptions set forth therein, the Per Share Arrangement Consideration, being $133.00 in cash per Masonite common share to be paid to the holders (other than Owens Corning and its affiliates) of Masonite common shares pursuant to the Arrangement Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated February 8, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the Arrangement. Goldman Sachs’ opinion is not a recommendation as to how any holder of Masonite common shares should vote with respect to the Arrangement or any other matter. Pursuant to an engagement letter between Masonite and Goldman Sachs, Masonite has agreed to pay Goldman Sachs a transaction fee of approximately $35 million, all of which is contingent upon consummation of the Arrangement.

For more information, see the section of this proxy statement captioned “The Arrangement—Opinion of Goldman Sachs & Co. LLC.”

Opinion of Jefferies LLC

Masonite has engaged Jefferies LLC (“Jefferies”) as a financial advisor to Masonite in connection with the Arrangement. As part of this engagement, Jefferies delivered a written opinion, dated February 8, 2024, to the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Per Share Arrangement Consideration to be received in the Arrangement by holders of Masonite common shares (other than, as applicable, Owens Corning, Purchaser and their respective affiliates) pursuant to the Arrangement Agreement. The full text of Jefferies’ opinion, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex F to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Board of Directors (in its capacity as such) in its evaluation of the Per Share Arrangement Consideration from a financial point of view and did not address any other aspect of the Arrangement or any other matter. Jefferies’ opinion did not address the relative merits of the Arrangement or other transactions contemplated by the Arrangement Agreement as compared to any alternative transaction or opportunity that might be available to Masonite, nor did it address the underlying business decision by Masonite to engage in the Arrangement. Jefferies’ opinion did not constitute a recommendation as to how the Board of Directors, and does not constitute a recommendation as to how any securityholder, should vote or act with respect to the Arrangement or any other matter. Masonite has agreed to pay Jefferies for its financial advisory services in connection with the Arrangement a fee of $5 million payable upon delivery of Jefferies’ opinion, which fee is not contingent upon consummation of the Arrangement. The summary of Jefferies’ opinion set forth below is qualified in its entirety by reference to the full text of Jefferies’ opinion.

For more information, see the section of this proxy statement captioned “The Arrangement—Opinion of Jefferies LLC.”

Interests of Masonite’s Executive Officers and Directors in the Arrangement

When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Arrangement Agreement, Masonite shareholders should be aware that Masonite’s executive officers and directors may have interests in the Arrangement that are different from, or in addition to, Masonite shareholders more generally. In (a) evaluating and negotiating the Arrangement Agreement, (b) approving the Arrangement Agreement and the Arrangement, and (c) recommending that the Arrangement Agreement be adopted by Masonite shareholders, the Board of Directors was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include:

•	the exchange of Masonite RSU Awards and Masonite PRSU Awards held by executive officers for corresponding Owens Corning RSU Awards or accelerated vesting and settlement of Masonite SAR Awards;

•	the accelerated vesting and settlement of Masonite RSU Awards held by Masonite’s non-employee directors;

•	potential severance benefits in the event of a qualifying termination of employment in connection with the Arrangement;

•	a prorated annual target bonus in respect of the year in which qualifying termination occurs; and

•	continued indemnification and directors’ and officers’ liability insurance.

For more information, see the section of this proxy statement captioned “The Arrangement—Interests of Masonite’s Executive Officers and Directors in the Arrangement.”

No Solicitation of Other Offers by Masonite

As more fully described in this proxy statement and in the Arrangement Agreement, and subject to certain exceptions, Masonite has agreed not to solicit alternative acquisition proposals, engage in discussions with third parties regarding alternative acquisition proposals or change its recommendation to its shareholders in favor of the Arrangement.

In the event, Masonite receives an unsolicited bona fide written offer, inquiry, proposal or indication of interest from a third party with respect to an acquisition proposal that did not result from a material breach of Masonite’s non-solicitation obligations prior to obtaining its shareholders’ approval for the Arrangement Resolution and the Board of Directors determines in good faith that the acquisition proposal constitutes, or would reasonably be expected to lead to, a superior proposal (as defined in “The Arrangement Agreement—No Solicitation of Other Offers by Masonite”), Masonite may provide information to, and engage in discussions and negotiations with, the person making the acquisition proposal, subject to complying with notice requirements and other specified conditions.

Prior to obtaining approval for the Arrangement Resolution from Masonite shareholders, the Board of Directors has the right, in connection with (a) the receipt of a superior proposal or (b) an intervening event (each as defined in the section of this proxy statement captioned “The Arrangement Agreement—Change of Recommendation; Match Rights”), to change its recommendation in favor of the Arrangement or, in the case of a superior proposal, to terminate the Arrangement Agreement, in each case, subject to complying with notice requirements and other specified conditions (including giving Owens Corning the opportunity to propose changes to the Arrangement Agreement in response to such superior proposal or intervening event, as applicable), if the Board of Directors determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

See “The Arrangement Agreement—No Solicitation of Other Offers by Masonite” and “The Arrangement Agreement—Change of Recommendation; Match Rights.”

Termination of the Arrangement Agreement

In addition to the circumstances described above, Masonite, Owens Corning and Purchaser have certain rights to terminate the Arrangement Agreement under customary circumstances, including by mutual agreement, the imposition of laws or non-appealable court orders that make the Arrangement illegal or otherwise prohibit the Arrangement, if the Arrangement has not been consummated on or before February 8, 2025 (subject to two automatic extensions of three months each, to May 8, 2025 and to August 8, 2025, respectively (the “Outside Date”), if Masonite shareholders fail to adopt the Arrangement Agreement at the Special Meeting (or any adjournment or postponement thereof) or if the other party breaches its representations, warranties or covenants in a manner that would result in a failure of an applicable closing condition to be satisfied and, if curable, fails to cure such breach during the applicable time period. Under some circumstances, (a) Masonite is required to pay Owens Corning a termination fee equal to $75 million; and (b) Owens Corning is required to pay Masonite a termination fee equal to $150 million. Please see the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees and Expenses” for more information.

Effect on Masonite If the Arrangement Is Not Completed

If the Arrangement Agreement is not adopted by Masonite shareholders, or if the Arrangement is not completed for any other reason:

•	Masonite shareholders will not be entitled to, nor will they receive, any payment for their respective Masonite common shares pursuant to the Arrangement Agreement and Plan of Arrangement;

•

(a) Masonite will remain an independent public company; (b) Masonite common shares will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (c) Masonite will continue to file periodic reports with the SEC; and

•

under certain specified circumstances, Masonite will be required to pay Owens Corning a termination fee of $75 million. For more information, please see the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees and Expenses.”

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the Arrangement, the Arrangement Agreement, and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Arrangement Agreement and Plan of Arrangement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Arrangement and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.”

Q: Why am I receiving these materials?

A: The Board of Directors is furnishing this proxy statement and form of proxy card to Masonite shareholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q: When and where is the Special Meeting?

A: The Special Meeting is scheduled to be held on April 25, 2024, at 10:00 a.m. Eastern time (unless the Special Meeting is adjourned or postponed). We will hold the Special Meeting online via a live webcast at www.virtualshareholdermeeting.com/DOOR2024SM. To participate in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. You will not be able to attend the Special Meeting in person at a physical location.

Q: What am I being asked to vote on at the Special Meeting?

A: You are being asked to vote on the following proposals:

•	to adopt the Arrangement Resolution;

•	to approve, on an advisory (non-binding) basis, the Compensation Proposal; and

•	to approve the Adjournment Proposal.

Q: Who is entitled to vote at the Special Meeting?

A: Masonite shareholders as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of Masonite common shares shall be entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each such Masonite common share owned at the close of business on the Record Date.

Q: May I attend and vote at the Special Meeting?

A: Yes. If you are a Masonite shareholder of record, you may attend the Special Meeting on April 25, 2024, at 10:00 a.m. Eastern time (unless the Special Meeting is adjourned or postponed). If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your shares. You will not be able to attend the Special Meeting in person at a physical location.

Even if you plan to attend the virtual Special Meeting, to ensure that your shares will be represented at the Special Meeting, we encourage you to sign, date, and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting”). If you attend the Special Meeting and vote by ballot, your vote will revoke any proxy previously submitted.

If you are a beneficial owner of Masonite common shares, i.e., you hold your shares in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker, or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Arrangement Agreement, without your instructions. If you hold your shares in “street name,” and did not obtain a control number, you must contact your bank, broker, or other nominee to obtain a control number to vote your shares by ballot at the Special Meeting.

Q: What is the Arrangement?

A: The Arrangement is the transaction contemplated under the Arrangement Agreement, pursuant to which Purchaser will acquire all of the issued and outstanding Masonite common shares at a purchase price of $133.00 per share, subject to applicable withholding taxes. As a result of the Arrangement, Masonite will become an indirect wholly owned subsidiary of Owens Corning, and Masonite common shares will no longer be publicly traded and will be delisted from the NYSE. In addition, Masonite common shares will be deregistered under the Exchange Act, and Masonite will no longer file periodic reports with the SEC.

The Arrangement will be implemented by way of a Court approved plan of arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement, the Plan of Arrangement, the Interim Order and the Final Order.

The principal features of the Arrangement are summarized under the section of this proxy statement captioned “The Arrangement—Arrangement Steps.”

Q: What will I receive if the Arrangement is completed?

A: Upon completion of the Arrangement, you will be entitled to receive the Per Share Arrangement Consideration, consisting of $133.00 in cash for each Masonite common share that you own immediately prior to the Effective Time (less any applicable withholding taxes), unless you have properly exercised and not withdrawn your Dissent Rights in accordance with the requirements of the BCBCA, the Plan of Arrangement, the Interim Order and any other order of the Court. For example, if you own 100 Masonite common shares, you will receive $13,300.00 in cash, less any applicable withholding taxes.

Q: What are the Canadian federal income tax considerations relating to the Arrangement?

A: This proxy statement contains a general discussion of certain Canadian federal income tax consequences of the Arrangement in the section captioned “The Arrangement—Canadian Federal Income Tax Considerations.” Such a discussion is not intended to be legal or tax advice to any particular Masonite shareholder.

Q: What are the U.S. federal income tax considerations relating to the Arrangement?

A: The exchange of Masonite common shares for cash pursuant to the Arrangement will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined under the section of this proxy statement captioned “The Arrangement—U.S. Federal Income Tax Considerations”) who exchanges Masonite common shares for cash pursuant to the Arrangement generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives pursuant to the Arrangement and such U.S. Holder’s adjusted tax basis in the Masonite common shares surrendered pursuant to the Arrangement by such shareholder.

For a more complete description of the U.S. federal income tax consequences of the Arrangement, see the section of this proxy statement captioned “The Arrangement—U.S. Federal Income Tax Considerations.” Masonite shareholders should consult their tax advisors regarding the U.S. federal income and other tax consequences relating to the Arrangement in light of their particular circumstances, including the applicability and effect of any state, local, non-U.S. or other tax laws.

Q: What vote is required to approve the Arrangement Resolution, the Compensation Proposal, and the Adjournment Proposal?

A: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to adopt the Arrangement Resolution, assuming a quorum is present. The affirmative vote of at least a majority of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve each of the Compensation Proposal and the Adjournment Proposal, assuming a quorum is present.

If a quorum is present at the Special Meeting, the failure of any shareholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting”); or (c) vote virtually by ballot at the Special Meeting will have, assuming a quorum is present, no effect on the Arrangement Resolution, Compensation Proposal or the Adjournment Proposal. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have no effect on the Arrangement Resolution, Compensation Proposal, or the Adjournment Proposal. If a quorum is present at the Special Meeting, each “broker non-vote” will also have no effect on the Arrangement Resolution, the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will also have no effect on the Arrangement Resolution, the Compensation Proposal, and the Adjournment Proposal. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Q: If my shares are held in “street name” by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares for me?

A: No. If your shares are held in “street name” by your bank, brokerage firm or other nominee, you must direct your bank, brokerage firm or other nominee on how to vote and you will receive instructions from your bank, brokerage firm or other nominee describing how to vote your Masonite common shares. The availability of Internet or telephonic voting will depend on the nominee’s voting process. Please check with your bank, brokerage firm or other nominee and follow the voting procedures your bank, brokerage firm or other nominee provides.

In accordance with the rules of the NYSE, your bank, brokerage firm or other nominee can vote your Masonite common shares on “routine” matters when they have not received voting instructions from you. However, such banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to “non-routine” matters. If you are a beneficial Masonite shareholder and you do not provide these instructions, a “non-vote” occurs with respect to those matters. All proposals to be voted on at the Special Meeting will be considered “non-routine” matters. Accordingly, if you are a beneficial Masonite shareholder and you do not provide your bank, brokerage firm or other nominee instructions on how to vote your Masonite common shares at the Special Meeting, your bank, brokerage firm or other nominee generally will not be permitted to vote your shares on any of the proposals at the Special Meeting. If you are a beneficial Masonite shareholder, Masonite strongly encourages you to provide voting instructions to your bank, brokerage firm or other nominee so that your vote will be counted on all matters.

A so-called “broker non-vote” results when banks, brokerage firms and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of those shares. Broker non-votes count towards a quorum only if at least one proposal is presented with respect to “routine” matters to which the bank, brokerage firm or other nominee has discretionary authority. All proposals to be voted on at the Special Meeting will be “non-routine” matters, and, therefore, broker non-votes, if any, will not be counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting. The effect of not instructing your broker how you wish your shares to be voted will not have an effect on the Arrangement Resolution, the Compensation Proposal or the Adjournment Proposal.

Q: What happens if the Arrangement is not completed?

A: If the Arrangement Resolution is not adopted by shareholders or if the Arrangement is not completed for any other reason, shareholders will not receive any payment for their Masonite common shares. Instead, Masonite will remain an independent public company, Masonite common shares will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Under specified circumstances, Masonite will be required to pay Owens Corning a termination fee of $75 million, upon the termination of the Arrangement Agreement, as described in the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees.”

Q: Why are the shareholders being asked to cast an advisory (non-binding) vote to approve the Compensation Proposal?

A: The Exchange Act and applicable SEC rules thereunder require Masonite to seek an advisory (non-binding) vote with respect to certain payments that could become payable to its named executive officers in connection with the Arrangement.

Q: What will happen if the shareholders do not approve the Compensation Proposal at the Special Meeting?

A: Approval of the Compensation Proposal is not a condition to the completion of the Arrangement. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on Masonite. Therefore, if the approval of the Arrangement Resolution is obtained and the Arrangement is completed, the amounts payable under the Compensation Proposal will continue to be payable to Masonite’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q: What do I need to do now?

A: You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Arrangement Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Arrangement and how it affects you. Then sign, date, and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting”), so that your shares can be voted at the Special Meeting, unless you wish to exercise Dissent Rights. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee to vote your shares.

Q: Should I surrender my certificates or book-entry shares now?

A: No. After the Arrangement is completed, Owens Corning will send, or cause the Depositary to send, each holder of record written instructions that explain how to exchange Masonite common shares represented by such holder’s certificates or book-entry shares for Per Share Arrangement Consideration.

Q: What happens if I sell or otherwise transfer my Masonite common shares after the Record Date but before the Special Meeting?

A: The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Arrangement is expected to be completed. If you sell or transfer your Masonite common shares after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Masonite in writing of such special arrangements, you will transfer the right to receive the Per Share Arrangement Consideration, if the Arrangement is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your Masonite common shares after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting”).

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by Masonite.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of Masonite common shares held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the virtual Special Meeting. If you did not obtain a control number you must contact your bank, broker or other nominee to obtain a control number to vote your shares by ballot at the Special Meeting.

Q: How may I vote?

A: If you are a shareholder of record (that is, if your Masonite common shares are registered in your name with American Stock Transfer & Trust Company, our transfer agent), there are four (4) ways to vote:

•

Internet: Vote at www.proxyvote.com in advance of the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on April 24, 2024. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your shares.

•

Telephone: Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on April 24, 2024. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

Mail: If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it prior to the commencement of voting at the Special Meeting.

•

By ballot at the Special Meeting: To vote during the Special Meeting, visit www.virtualshareholdermeeting.com/DOOR2024SM and enter the 16-digit control number included in your proxy card. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about your control number, please contact the bank, broker, or other organization that holds your shares.

If your Masonite common shares are held “in street name” by a bank, broker or other nominee, the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the internet or by telephone.

Whether or not you plan to attend the virtual Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. We encourage you to submit your proxy over the Internet or by telephone, both of which are convenient, cost-effective, and reliable alternatives to returning a proxy card by mail. You may still attend the virtual Special Meeting and vote by ballot, if you have already voted by proxy.

Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet by visiting the address on your proxy card or by telephone by calling the phone number on your proxy card, in each case, you may incur costs such as Internet access and telephone charges for which you will be responsible.

If your shares are held in “street name” through a bank, broker, or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker, or other nominee, electronically over the Internet or by telephone.

Q: If my broker holds my shares in “street name,” will my broker vote my shares for me?

A: No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which, assuming a quorum is present, will have no effect on the Arrangement Resolution, the Compensation Proposal, or the Adjournment Proposal.

Q: May I change my vote after I have mailed my signed and dated proxy card?

A: Yes. You can change or revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may change or revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date, whether over the Internet, by telephone or by mail, at any time before your proxy is exercised at the Special Meeting;

•

You may send a written notice that you are revoking your proxy to Masonite’s Corporate Secretary at 1242 East 5th Avenue, Tampa, Florida 33605, United States, provided such written notice is received before your proxy is exercised at the Special Meeting; or

•	You may attend the virtual Special Meeting and vote by ballot. Simply attending the virtual Special Meeting, will not, by itself, revoke your proxy.

If you hold your Masonite common shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote by ballot at the Special Meeting by entering the 16-digit control number included in your proxy card. If you have questions about your control number, please contact the bank, broker or other organization that holds your shares. If you did not obtain a control number, you must contact your bank, broker or other nominee to obtain a control number to vote your shares by ballot at the Special Meeting.

If you have any questions about how to vote or change your vote, you should contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

Q: What is a proxy?

A: A proxy is your legal designation of another person to vote your Masonite common shares. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your Masonite common shares is called a “proxy card.” Howard C. Heckes, our President and Chief Executive Officer, and Russell T. Tiejema, our Chief Financial Officer and Executive Vice President, are the proxy holders for the Special Meeting, with full power of substitution and re-substitution.

Q: If a shareholder gives a proxy, how are the shares voted?

A: Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Q: What should I do if I receive more than one (1) set of voting materials?

A: This means you own Masonite common shares that are registered under different names or are in more than one account. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q: Where can I find the voting results of the Special Meeting?

A: Masonite intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that Masonite files with the SEC are publicly available when filed. For more information, please follow the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”

Q: When do you expect the Arrangement to be completed?

A: We currently expect to complete the Arrangement in mid-2024. However, the exact timing of completion of the Arrangement cannot be predicted because the Arrangement is subject to the closing conditions specified in the Arrangement Agreement and summarized in this proxy statement, many of which are outside of our control. For more information, please see the section of this proxy statement captioned “The Arrangement Agreement—Conditions to the Arrangement and Expenses.”

Q: How can I obtain additional information about Masonite?

A: Masonite will provide copies of this proxy statement, documents incorporated by reference, and its 2023 Annual Report, including its Annual Report on Form 10-K for the fiscal year ended January 1, 2024, without charge to any shareholder who makes a written request to our Corporate Secretary at 1242 East 5th Avenue, Tampa, Florida 33605, United States. Masonite’s Annual Report on Form 10-K and other SEC filings may also be accessed at www.sec.gov or on Masonite’s Investor website at https://investor.masonite.com/. Masonite’s website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to our website provided in this proxy statement.

Q: How many copies of this proxy statement and related voting materials should I receive if I share an address with another shareholder?

A: The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Masonite and some brokers may be householding our proxy materials by delivering a single set of proxy materials to multiple shareholders who request a copy and share an address, unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker if your shares are held in a brokerage account or Masonite if you are a shareholder of record by sending a written request to our Corporate Secretary at 1242 East 5th Avenue, Tampa, Florida 33605, United States. In addition, Masonite will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of this proxy statement.

Q: Who can help answer my questions?

A: If you have any questions concerning the Arrangement, the Special Meeting, or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your Masonite common shares, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

FORWARD-LOOKING STATEMENTS

This proxy statement, and any document to which Masonite refers in this proxy statement, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Arrangement Agreement by and among Masonite, Owens Corning, and Purchaser, including the expected time period to consummate the Arrangement, the anticipated benefits (including synergies) of the Arrangement and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation:

•	statements regarding the expected timing and structure of the Arrangement;

•	the ability of the parties to complete the Arrangement;

•

the expected benefits of the Arrangement, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength;

•	the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Arrangement;

•	cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement;

•	the possibility that Masonite’s shareholders may not approve the Arrangement Resolution;

•	the risk that the anticipated tax treatment of the Arrangement is not obtained;

•	the risk that the parties may not be able to satisfy the conditions to the Arrangement in a timely manner or at all;

•	risks related to disruption of management time from ongoing business operations due to the Arrangement;

•	the risk that any announcements relating to the Arrangement could have adverse effects on the market price of Masonite’s common shares;

•

the risk that the Arrangement and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally;

•	unexpected future capital expenditures;

•	potential litigation relating to the Arrangement that could be instituted against Masonite or its directors and/or officers;

•	third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Arrangement which are not waived or otherwise satisfactorily resolved;

•	legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing;

•	levels of residential and commercial or industrial construction activity;

•	demand for Masonite products;

•

industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions;

•	availability and cost of energy and raw materials;

•	levels of global industrial production;

•	competitive and pricing factors;

•	relationships with key customers and customer concentration in certain areas;

•	issues related to acquisitions, divestitures and joint ventures or expansions;

•

various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes;

•	legislation and related regulations or interpretations, in the United States or elsewhere;

•	domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance;

•	changes to tariff, trade or investment policies or laws;

•	uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage;

•	environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions;

•	research and development activities and intellectual property protection;

•	issues involving implementation and protection of information technology systems;

•	foreign exchange and commodity price fluctuations;

•	levels of indebtedness;

•	liquidity and the availability and cost of credit;

•	rating agency actions and Masonite’s ability to access short- and long-term debt markets on a timely and affordable basis;

•	the level of fixed costs required to run Masonite’s businesses;

•	levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties;

•	effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s control; and

•	other factors detailed from time to time in Masonite’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in Masonite’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which will be incorporated by reference into this proxy statement. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and Masonite undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.

Date, Time and Place

The Special Meeting will be on April 25, 2024, at 10:00 a.m. Eastern time, and we will hold the Special Meeting virtually via a live webcast at www.virtualshareholdermeeting.com/DOOR2024SM. To participate in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your shares. You will not be able to attend the Special Meeting in person at a physical location.

Purpose of the Special Meeting

At the Special Meeting, Masonite shareholders will be asked to vote upon the following proposals:

•

Proposal 1—The Arrangement Resolution: the proposal to adopt the Arrangement Resolution, which is further described in the sections captioned “The Arrangement” and “The Arrangement Agreement” and a copy of which is attached to this proxy statement as Annex B, and to approve the Arrangement;

•

Proposal 2—The Compensation Proposal: the proposal to approve on an advisory (non-binding) basis the compensation that may be paid or become payable to Masonite’s named executive officers that is based on or otherwise relates to the Arrangement; and

•

Proposal 3—The Adjournment Proposal: the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Resolution.

Only the approval of the Arrangement Resolution is required for completion of the Arrangement. Masonite will transact no other business at the Special Meeting except such business as may properly be brought  before the Special Meeting or any adjournment or postponement thereof.

Record Date; Shares Entitled to Vote; Quorum

Only shareholders of record as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. As of the Record Date, there were 21,975,850 Masonite common shares outstanding and entitled to vote at the Special Meeting.

Subject to the special rights and restrictions attached to the shares of any class or series of shares, 3 persons who are, or who represent by proxy, unrelated shareholders who, in the aggregate, hold at least 15% of the issued shares on the Record Date and that are entitled to be voted at the meeting will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.

Vote Required; Abstentions and Broker Non-Votes

The votes required for each proposal are as follows:

Proposal 1—The Arrangement Resolution: The affirmative vote of holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve the Arrangement Resolution, assuming a quorum is present. If a quorum is present at the Special Meeting, abstentions will have no effect on the Arrangement Resolution. For Masonite shareholders who fail to submit a proxy or to vote at the Special Meeting, or fail to instruct their bank, brokerage firm, or other nominee to vote with respect to any proposal, it will have no effect on the Arrangement Resolution, assuming a quorum is present. Adoption of the Arrangement Resolution by Masonite shareholders is a condition to the completion of the Arrangement.

Proposal 2—The Compensation Proposal: The affirmative vote of at least a majority of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve, on an advisory (non-binding) basis, the Compensation Proposal, assuming a quorum is present. If a quorum is present at the Special Meeting, abstentions will have no effect on the Compensation Proposal. For Masonite shareholders who fail to submit a proxy or to vote at the Special Meeting, or fail to instruct their bank, brokerage firm, or other nominee to vote with respect to any proposal, it will have no effect on the Compensation Proposal, assuming a quorum is present.

Proposal 3—The Adjournment Proposal: The affirmative vote of at least a majority of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal, assuming a quorum is present. If a quorum is present at the Special Meeting, abstentions will have no effect on the Adjournment Proposal. For Masonite shareholders who fail to submit a proxy or to vote at the Special Meeting, or fail to instruct their bank, brokerage firm, or other nominee to vote with respect to any proposal, it will have no effect on the Adjournment Proposal, assuming a quorum is present.

Each “broker non-vote,” assuming a quorum is present, will have no effect on the Arrangement Resolution, the Compensation Proposal or the Adjournment Proposal. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Masonite does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your Masonite common shares at the Special Meeting without receiving instructions. A failure to instruct your broker on how to vote your shares will have no effect on the Arrangement Agreement Proposal, assuming a quorum is present.

Stock Ownership and Interests of Certain Persons

Shares Held by Masonite’s Directors and Executive Officers

As of the Record Date, our executive officers and directors beneficially owned and were entitled to vote, in the aggregate, 231,136 Masonite common shares, representing approximately 1% of the Masonite common shares outstanding on the Record Date.

We currently expect that our executive officers and directors will vote all of their respective Masonite common shares (1) “FOR” the Arrangement Resolution, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.

Voting at the Special Meeting

If you plan to attend and vote at the virtual Special Meeting, once you attend the Special Meeting, you may use the electronic ballot available on the Special Meeting website in order to vote by ballot. Please note that if your Masonite common shares are held by a broker, bank or other nominee, and you wish to vote at the Special Meeting and did not obtain a control number, you must contact your bank, broker or other nominee to obtain a control number to vote your shares by ballot at the Special Meeting.

The virtual Special Meeting will be held on April 25, 2024, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/DOOR2024SM (unless the Special Meeting is adjourned or postponed). To participate in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your shares.

You may also authorize the persons named as proxies on the proxy card to vote your shares by returning the proxy card in advance by mail, through the Internet or by telephone. Although Masonite offers four different voting methods, Masonite encourages you to vote over the Internet or by phone as Masonite believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Special Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective and reliable alternatives to returning your proxy card by mail. If you choose to vote your shares over the Internet or by telephone, there is no need for you to mail back your proxy card.

To Vote Over the Internet:

Vote at www.proxyvote.com in advance of the Special Meeting. The internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on April 24, 2024. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your shares.

To Vote by Telephone:

Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on April 24, 2024. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

To Vote by Proxy Card:

If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it prior to the commencement of voting at the Special Meeting.

All shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the shareholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

If you sign and return your signed proxy card without indicating how you want your Masonite common shares to be voted with regard to a particular proposal, or if you indicate that you wish to vote in favor of the Arrangement Resolution but do not indicate a choice on the Adjournment Proposal or the Compensation Proposal on an non-binding advisory basis, your Masonite common shares will be voted “FOR” each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker, or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker, or other nominee to obtain a control number so that you may vote by ballot. If such a service is provided, you may vote over the Internet or telephone through your bank, broker, or other nominee by following the instructions on the voting form provided by your bank, broker, or other nominee. If you do not return your bank’s, broker’s, or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker, or other nominee, if possible, or do not attend the Special Meeting and vote by ballot, it will not have any effect on the Arrangement Resolution, the Compensation Proposal or the Adjournment Proposal, assuming a quorum is present.

Revocability of Proxies

Any proxy given by a Masonite shareholder may be revoked at any time before it is voted at the Special Meeting by doing any of the following:

•

if a proxy was submitted by telephone or through the Internet, by submitting another proxy by telephone or through the Internet, in accordance with the instructions detailed in the section of this proxy statement captioned “The Special Meeting—Voting at the Special Meeting” at any time before your proxy is exercised at the Special Meeting;

•	by submitting a later-dated proxy card relating to the same Masonite common shares;

•

by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Masonite’s Corporate Secretary at 1242 East 5th Avenue, Tampa, Florida 33605, United States, stating that the proxy is revoked, provided such written notice is received before your proxy is exercised at the Special Meeting; or

•	by attending the virtual Special Meeting and voting by ballot (your attendance at the virtual Special Meeting will not, by itself, revoke your proxy).

If you hold your Masonite common shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote by ballot at the virtual Special Meeting with your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number.

Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Masonite shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned, postponed, or delayed.

Board of Directors’ Recommendation

The Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Arrangement is in the best interest of Masonite and that the consideration to be received by Masonite shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to Masonite shareholders, (b) approved the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) and determined to recommend approval of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) to Masonite shareholders, (c) agreed to submit the Arrangement Agreement, the Plan of Arrangement and the Arrangement to Masonite shareholders for approval and to submit the Arrangement to the Supreme Court of British Columbia for approval once the requisite Masonite shareholder approval has been obtained and (d) approved and adopted the execution and delivery of the Arrangement Agreement and the performance by Masonite of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby (including the Arrangement).

The Board of Directors unanimously recommends that you vote: (1) “FOR” the Arrangement Resolution; (2)  “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Solicitation of Proxies

The Board of Directors is soliciting your proxy, and Masonite will bear the cost of soliciting proxies. D.F. King & Co., Inc. has been retained to assist with the solicitation of proxies. D.F. King & Co., Inc. will be paid approximately $25,000 and will be reimbursed for its reasonable out-of-pocket expenses for these and other advisory services in connection with the Special Meeting. Solicitation initially will be made by mail and email. Forms of proxies and proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of Masonite common shares, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by D.F. King & Co., Inc. or, without additional compensation, by Masonite or Masonite’s directors, officers, and employees.

Anticipated Date of Completion of the Arrangement

Assuming timely satisfaction of necessary closing conditions, including the approval by Masonite shareholders of the proposal to adopt the Arrangement Resolution, we currently anticipate that the Arrangement will be consummated in mid-2024.

Delisting and Deregistration of Masonite Common Shares

If the Arrangement is completed, the Masonite common shares will be delisted from the NYSE and deregistered under the Exchange Act, and Masonite common shares will no longer be publicly traded.

Other Matters

At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your Masonite common shares will be voted in accordance with the discretion of the appointed proxy holders.

Householding of Special Meeting Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing an address by delivering a single proxy statement, as applicable, addressed to those shareholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that shareholders receive and lowers printing and mailing costs for companies.

Certain brokerage firms may have instituted householding for beneficial owners of Masonite common shares held through brokerage firms. If your family has multiple accounts holding Masonite common shares, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or Masonite at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: 1242 East 5th Avenue, Tampa, Florida 33605, United States, Attention: Corporate Secretary.

Questions and Additional Information

If you have any questions concerning the Arrangement, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Masonite common shares, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

PROPOSAL 1: THE ARRANGEMENT RESOLUTION

Overview

Masonite is asking its shareholders to approve the Arrangement Resolution, a copy of which is attached as Annex B to this proxy statement. For a summary and detailed information regarding this proposal, see the information about the Arrangement Agreement and the Arrangement throughout this proxy statement, including the information in the sections of this proxy statement captioned “Proposal 1: The Arrangement Resolution,” “The Arrangement,” and “The Arrangement Agreement.” Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Annex A and Annex C, respectively, to this proxy statement. We urge you to read the full text of the Arrangement Agreement and Plan of Arrangement.

Vote Required for Approval

Pursuant to the BCBCA and the Interim Order, in order for the Arrangement Resolution to become effective, the Arrangement Resolution must be approved by the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present. Each Masonite common share outstanding on the record date of the Special Meeting is entitled to one vote on this proposal. If a quorum is present at the Special Meeting, failures to vote, abstentions and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that Masonite shareholders vote “FOR” the Arrangement Resolution.

THE ARRANGEMENT

This section of the proxy statement describes the material aspects of the Arrangement. This discussion of the Arrangement is qualified in its entirety by reference to the Arrangement Agreement and the Plan of Arrangement, which are attached to this proxy statement as Annex A and Annex C, respectively, and incorporated into this proxy statement by reference. You should carefully read and consider the entire Arrangement Agreement and Plan of Arrangement, which are the legal documents that govern the Arrangement, because these documents contain important information about the Arrangement and how it affects you. Additionally, see the section of this proxy statement captioned “The Arrangement Agreement” for additional and more detailed information regarding the legal documents that govern the Arrangement, including the conditions to completion of the Arrangement and the provisions for terminating or amending the Arrangement Agreement. In addition, important information about Masonite is included in or incorporated by reference into this proxy statement. See the section titled “Where You Can Find More Information.”

Parties Involved in the Arrangement

Masonite International Corporation

1242 East 5th Avenue

Tampa, Florida 33605, United States

Masonite International Corporation, a British Columbia corporation, is a global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems. Masonite common shares trade on the NYSE under the symbol “DOOR.” The principal executive offices of Masonite are located at 2771 Rutherford Road, Concord, Ontario L4K 2N6, Canada, and its telephone number is (800) 895-2723.

Owens Corning

One Owens Corning Parkway

Toledo, Ohio 43659, United States

Owens Corning, a Delaware corporation, is a global building and construction materials leader committed to building a sustainable future through material innovation. Its roofing products and systems enhance curb appeal of people’s homes and protect residential and commercial buildings. Its insulation products conserve energy and improve acoustics, fire resistance and air quality in the spaces where people live, work and play. Its fiberglass composites make thousands of products lighter, stronger and more durable. Owens Corning’s common stock trades on the NYSE under the symbol “OC.” The principal executive offices of Owens Corning are located at One Owens Corning Parkway, Toledo, Ohio 43659, and its telephone number is (419) 248-8000.

MT Acquisition Co ULC

One Owens Corning Parkway

Toledo, Ohio 43659, United States

MT Acquisition Co ULC was incorporated under the BCBCA as an unlimited liability company on January 31, 2024. The Purchaser is an indirect wholly owned subsidiary of Owens Corning formed solely for the purpose of engaging in the transactions contemplated by the Arrangement Agreement. The principal business address of Purchaser is c/o Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659.

Effect of the Arrangement

Upon the terms and subject to the conditions of the Arrangement Agreement, Purchaser will acquire all of the issued and outstanding Masonite common shares in exchange for the Per Share Arrangement Consideration, being $133.00 in cash per share. As a result of the Arrangement, Masonite will become an indirect wholly owned subsidiary of Owens Corning, and Masonite common shares will no longer be publicly traded and will be delisted from the NYSE. In addition, Masonite common shares will be deregistered under the Exchange Act, and Masonite will no longer file periodic reports with the SEC. If the Arrangement is completed, you will not own any shares of the capital stock of Purchaser or Owens Corning. The Arrangement will be implemented by way of a court approved plan of arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement.

For information regarding when the Effective Time will occur, see the section of this proxy statement captioned “The Arrangement—Closing and Effective Time.”

Effect on Masonite If the Arrangement Is Not Completed

If the Arrangement Agreement is not adopted by Masonite shareholders, or if the Arrangement is not completed for any other reason:

(a)	Masonite shareholders will not be entitled to, nor will they receive, any payment for their respective Masonite common shares pursuant to the Arrangement Agreement;

(b)

(i) Masonite will remain an independent public company; (ii) Masonite common shares will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (iii) Masonite will continue to file periodic reports with the SEC;

(c)

we anticipate that (i) management will operate the business in a manner similar to that in which it is being operated today and (ii) Masonite shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to Masonite’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which Masonite operates and economic conditions;

(d)

the price of Masonite common shares may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Masonite common shares would return to the price at which it trades as of the date of this proxy statement;

(e)

the Board of Directors will continue to evaluate and review Masonite’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate; irrespective of these efforts, it is possible that no other transaction acceptable to the Board of Directors will be offered or that Masonite’s business, prospects and results of operations will be adversely impacted; and

(f)

under specified circumstances, Masonite will be required to pay Owens Corning a termination fee of $75 million, upon the termination of the Arrangement Agreement, as described in the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees and Expenses.”

Arrangement Steps

The following summarizes the steps that will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Annex C to this proxy statement.

Pursuant to the Plan of Arrangement, commencing at the Effective Time, the following events or transactions shall occur, and be deemed to have occurred and be taken and effected, in the following order, without any further act or formality required on the part of any person, except as may be expressly provided in the Plan of Arrangement, in each case, unless stated otherwise, effective as at one minute intervals starting at the Effective Time:

(a)

Each Masonite RSU Award, being a restricted share unit award in respect of Masonite common shares that vests solely based on continued service, that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee (as defined in the Plan of Arrangement) as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such Masonite RSU Award (each Masonite RSU Award described in the foregoing clauses (i) and (ii), a “Cash-Out RSU”) shall be canceled and the holder shall be paid an amount in cash equal to the product of (1) the number of Masonite common shares that are subject to such Cash-Out RSU immediately prior to the Effective Time, multiplied by (2) the Per Share Arrangement Consideration (such amount, the “RSU Consideration”).

(b)

Each Masonite PRSU Award, being a performance-based Masonite restricted share unit award in respect of Masonite common shares, that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such Masonite PRSU Award (each Masonite PRSU Award described in the foregoing clauses (i) and (ii), a “Cash-Out PRSU”) shall be canceled and the holder shall be paid an amount in cash equal to the product of (1) the number of Masonite common shares that are subject to such Cash-Out PRSU immediately prior to the Effective Time multiplied by (2) the Per Share Arrangement Consideration (such amount, the “PRSU Consideration”). The number of Masonite common shares subject to Cash-Out PRSUs will be determined (x) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (y) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Cash-Out PRSUs that do not have a target level, such performance goals will be deemed fully satisfied). For the avoidance of doubt, any portion of a Masonite PRSU Award that is forfeited at or prior to the Effective Time due to the failure to achieve applicable performance goals shall not be considered outstanding as of the Effective Time and shall not be treated as a Masonite PRSU Award or entitled to any PRSU Consideration.

(c)

Each Masonite SAR Award, being a share appreciation right in respect of Masonite common shares, that is outstanding immediately prior to the Effective Time shall be canceled and such holder shall be paid an amount in cash equal to the product of (i) the excess, if any, of the Per Share Arrangement Consideration over the exercise price per Masonite common share subject to such Masonite SAR Award, multiplied by (ii) the number of Masonite common shares covered by such Masonite SAR Award immediately prior to the Effective Time (such amount, the “SAR Consideration”), provided that in the case of a Masonite SAR Award that has an exercise price per Masonite common share that equals or exceeds the Per Share Arrangement Consideration, such Masonite SAR Award shall be canceled upon the Effective Time for no consideration.

(d)

The Masonite ESPP, being Masonite’s Employee Share Purchase Plan, will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement).

(e)

All RSU Consideration, PRSU Consideration and SAR Consideration shall be paid, without interest and subject to withholding of all taxes, on behalf of Masonite and each applicable affiliate by the Depositary as promptly as practicable following, but in no event later than ten (10) business days after, the Effective Time (or such later time as may be required to comply with applicable tax legislation).

(f)

Each Masonite common share held by a dissenting Masonite shareholder will be deemed to have been assigned and transferred (free and clear of all liens) without any further act or formality to Purchaser in consideration for a debt claim against Purchaser for the amount determined pursuant to Article 3 of the Plan of Arrangement, and: (i) such dissenting Masonite shareholders shall cease to be the holders of such Masonite common shares and to have any rights as holders of such Masonite common shares, other than the right to be paid fair value for such Masonite common shares, as set out in Article 3 of the Plan of Arrangement; (ii) such dissenting Masonite shareholders’ names shall be removed as the holders of such Masonite common shares from the registers of Masonite common shares maintained by or on behalf of Masonite; (iii) such dissenting Masonite shareholder will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Masonite common shares; and (iv) Purchaser shall be deemed to be the transferee of such Masonite common shares (free and clear of all liens) and shall be entered in the registers of the Masonite common shares maintained by or on behalf of Masonite.

(g)

Each Masonite common share outstanding immediately prior to the Effective Time (other than Masonite common shares held by a dissenting Masonite shareholder who has validly exercised such holder’s Dissent Right, Masonite or any of its subsidiaries, Purchaser, Owens Corning or any other subsidiary of Owens Corning) shall be deemed to be assigned and transferred by the holder thereof to Purchaser in exchange for the Per Share Arrangement Consideration and: (i) the holders of such Masonite common shares shall cease to be the holders thereof and to have any rights as holders of such Masonite common shares other than the right to be paid the Per Share Arrangement Consideration in accordance with the Plan of Arrangement; (ii) the name of each such holder shall be removed from the registers of the Masonite common shares maintained by or on behalf of Masonite; and (iii) Purchaser shall be deemed to be the transferee of such Masonite common shares free and clear of all liens and shall be entered in the registers of the Masonite common shares maintained by or on behalf of Masonite.

(h)

Each Masonite RSU Award that is not a Cash-Out RSU outstanding immediately prior to the Effective Time shall be exchanged for a restricted stock unit award of Owens Corning (an “Owens Corning RSU”) in respect of that number of shares of Owens Corning common stock (rounded to the nearest whole share) equal to the product of (i) the total number of Masonite common shares subject to such Masonite RSU Award immediately prior to the Effective Time, multiplied by (ii) the quotient obtained by dividing (x) the Per Share Arrangement Consideration by (y) the volume-weighted average closing sale price per share of Owens Corning common stock on the NYSE for the ten consecutive trading days ending on the date that is two trading days prior to the Effective Date (such quotient, the “Equity Award Exchange Ratio”). Except as expressly provided in the Arrangement Agreement, each Owens Corning RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award immediately prior to the Effective Time, including any “double trigger” vesting provisions applicable to such Masonite RSU Award pursuant to their terms in effect as the date of the Plan of Arrangement.

(i)

Each Masonite PRSU Award that is not a Cash-Out PRSU that is outstanding immediately prior to the Effective Time shall be exchanged for an Owens Corning RSU in respect of that number of shares of Owens Corning common stock (rounded to the nearest whole share) equal to the product of (i) the total number of Masonite common shares subject to such Masonite PRSU Award immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio. The number of Masonite common shares subject to such PRSUs will be determined (x) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (y) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of such PRSUs that do not have a target level, such performance goals will be deemed fully satisfied). After the Effective Time, each such Owens Corning RSU shall only be subject to time-vesting through the remainder of the originally scheduled performance period (or any later scheduled vesting date). Except as expressly provided in the Arrangement Agreement, each such Owens Corning RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Masonite PRSU Award immediately prior to the Effective Time, including any “double trigger” vesting provisions applicable to such PRSU pursuant to their terms in effect as of the date of the Plan of Arrangement.

Required Shareholder Approval

At the Special Meeting, Masonite shareholders will be asked to consider and, if deemed advisable, pass the Arrangement Resolution, the full text of which is attached as Annex B to this proxy statement, to approve the Arrangement.

To be effective, the Arrangement Resolution must be approved by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting, assuming a quorum is present. Each Masonite common share outstanding on the record date of the Special Meeting is entitled to one vote on this proposal.

If the resolution approving the Arrangement does not receive the requisite approval, the Arrangement will not be completed. See the section captioned “Dissent Rights” in this proxy statement for information concerning the rights of registered Masonite shareholders to dissent in respect of the Arrangement Resolution.

Required Court Approval

The Arrangement requires approval by the Court under the BCBCA. On March 21, 2024, Masonite obtained the Interim Order providing for the calling, holding and conducting of the Special Meeting and other procedural matters. Copies of the Interim Order and the Notice of Hearing of Petition are attached as Annex D and Annex H, respectively, to this proxy statement.

If the Arrangement Resolution is approved at the Special Meeting, Masonite will apply for the Final Order. Subject to the foregoing, the Court hearing in respect of the Final Order is scheduled to take place at 9:45 a.m. (Pacific Time) on May 2, 2024, or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as the Court may direct, at the Supreme Court of British Columbia, located at 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

At the Court hearing, Masonite shareholders and Incentive Security Holders (as such term is defined in the Interim Order) who wish to participate or to be represented or to present evidence or argument may do so, subject to the rules of the Court, the Interim Order and any further order of the Court. Although the authority of the Court is very broad under the BCBCA, the Court will consider, among other things, the fairness of the terms and conditions of the Arrangement, both from a substantive and procedural point of view, and the rights and interests of every affected party. The Court may approve the Arrangement as proposed or as amended in any manner the Court may direct. The Court’s approval is required for the Arrangement to become effective.

Under the terms of the Interim Order, any Masonite shareholder and Incentive Security Holder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order. Any party desiring to appear at the hearing of the application for the Final Order is required to file with the Court and deliver to Masonite’s legal counsel at the address set out below, by or before 4:00 p.m. (Pacific Time) on April 26, 2024, a response to petition (a “Response to Petition”) and a copy of all materials upon which they intend to rely. If the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those parties having previously served a Response to Petition in compliance with the Interim Order will be given notice of the new date.

The Response to Petition and supporting materials must be delivered, within the time specified, to Masonite’s legal counsel at the following address:

Cassels Brock and Blackwell LLP

885 West Georgia Street

Vancouver, British Columbia

V6C 3E8

Attention: Raj Mittal

Parties who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements.

Arrangement Consideration

Masonite Common Shares

At the Effective Time, each Masonite common share issued and outstanding immediately prior to the Effective Time (other than Masonite common shares held by dissenting Masonite shareholders in respect of which Dissent Rights have been duly and validly exercised, Masonite or any of its subsidiaries, Purchaser, or Owens Corning or any of its subsidiaries) will be deemed to be assigned and transferred by the holder thereof to Purchaser in exchange for the Per Share Arrangement Consideration, being $133.00 in cash, and (a) each registered holder of such Masonite common share shall cease to be the registered holder thereof and to have any rights as a Masonite shareholder other than the right to be paid the Per Share Arrangement Consideration, (b) the name of each such registered holder shall be removed from the register of Masonite shareholders maintained by or on behalf of Masonite, and (c) Purchaser shall be deemed to be the transferee of such Masonite common shares free and clear of all liens and shall be entered in the register of Masonite shareholders maintained by or on behalf of Masonite.

After the Arrangement is completed, you will have the right to receive the Per Share Arrangement Consideration in respect of each Masonite common share that you own immediately prior to the Effective Time (less any applicable withholding taxes), but you will no longer have any rights as a shareholder (except that shareholders who properly exercise their Dissent Rights will have a right to receive payment of the “fair value” of their shares as determined pursuant to a dissent proceeding, as contemplated by British Columbia law). For more information, see the section of this proxy statement captioned “Dissent Rights.”

Treatment of Masonite Equity Awards

Each Masonite RSU Award and each Masonite PRSU Award that is held by an employee and does not vest on or prior to the Effective Time by its terms will be exchanged at the Effective Time for a time-vesting Owens Corning RSU Award subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time, with the number of shares of Owens Corning common stock underlying such Owens Corning RSU Award equal to the product, rounded to the nearest whole share, obtained by multiplying (a) the number of Masonite common shares underlying the Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time by (b) the Equity Award Exchange Ratio. All Masonite RSU Awards and Masonite PRSU Awards that vest on or prior to the Effective Time or are held by an individual who is not an employee will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each share of Masonite common stock subject to such Masonite RSU Award or Masonite PRSU Award. All Masonite RSU Awards held by non-employee directors will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each Masonite common share subject to such Masonite RSU Award.

The number of Masonite common shares subject to Masonite PRSU Awards will be determined (a) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (b) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Masonite PRSU Awards that do not have a target level, such performance goals will be deemed fully satisfied).

Each Masonite SAR Award will be canceled at the Effective Time in exchange for a cash payment in respect of each share of Masonite common stock subject to such Masonite SAR Award equal to the excess (if any) of the Per Share Arrangement Consideration over the applicable exercise price.

Treatment of the Masonite ESPP

Pursuant to the Arrangement Agreement, the Board of Directors (or a duly authorized committee thereof) will adopt resolutions and take all other actions as may be required to provide that (a) no new participants will commence participation in the Masonite ESPP after February 8, 2024, (b) no participant will be allowed to increase his or her payroll contribution rate in effect as of February 8, 2024 or make separate non-payroll contributions on or following February 8, 2024, and (c) no new offering period or purchase period will commence or be extended pursuant to the Masonite ESPP, in each case, after February 8, 2024. If the Effective Time is expected to occur prior to the end of the current purchase period, Masonite will take action to provide for the Early Exercise ESPP Date. The Early Exercise ESPP Date will be as close to the Effective Time as is administratively practicable. The Masonite ESPP will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement).

Background of the Arrangement

The following chronology summarizes the key meetings and events that led to the signing of the Arrangement Agreement. This chronology does not purport to catalogue every conversation of or among the Board of Directors, Masonite’s management and Masonite’s financial and legal advisors, Owens Corning or any other person.

As part of Masonite’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board of Directors and Masonite’s senior management regularly reviews, considers and assesses Masonite’s historical performance, future growth prospects and strategic plan and considers various strategic opportunities available to Masonite as well as ways to enhance shareholder value and Masonite’s performance and prospects, taking into account various factors, including the business, competitive, regulatory, financing and economic environment and developments in Masonite’s industry. These reviews have included discussions as to whether Masonite should continue to execute on its strategy as a standalone company, optimize its capital structure, pursue a sale of the company or other potential opportunities for business combinations, acquisitions and other financial and strategic alternatives. As part of these reviews, the Board of Directors, together with Masonite’s management and with the assistance of Masonite’s advisors, considered from time to time the best potential avenue to enhance shareholder value along with the potential benefits and risks of potential alternatives. The Board of Directors and management also regularly engage with Masonite’s shareholders to discuss and solicit their perspectives on Masonite’s strategic and financial direction. To assist in these evaluations, at various times during 2023 and 2024, Masonite consulted with Goldman Sachs & Co. LLC (“Goldman Sachs”) and Jefferies LLC (“Jefferies”), its financial advisors, and other strategic advisors from time to time, as well as with Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), its legal advisor, and Cassels Brock & Blackwell LLP (“Cassels”), its British Columbia, Canada legal advisor.

In February 2023, Brian Chambers, Board Chair, President and Chief Executive Officer of Owens Corning, contacted Howard C. Heckes, President and Chief Executive Officer of Masonite, to offer an introductory meeting in Tampa, Florida.

On February 28, 2023, Mr. Heckes met socially in Tampa, Florida, with Mr. Chambers. There was no discussion of a potential business combination between the two companies at that time.

On May 10, 2023, Mr. Chambers contacted Mr. Heckes to schedule a call. Mr. Heckes informed Robert J. Byrne, Chairman of the Board of Directors, of the request.

On May 10 and 11, 2023, at a regularly scheduled meeting of the Board of Directors, Mr. Heckes briefed the Board of Directors on his interactions with Mr. Chambers to date.

On May 12, 2023, Mr. Chambers expressed on a call with Mr. Heckes his interest in meeting in person to discuss a potential business combination between the two companies. Mr. Heckes expressed to Mr. Chambers that Masonite was comfortable with its standalone plan and was focused on executing it. Mr. Heckes reported his conversation with Mr. Chambers to Mr. Byrne.

On May 18, 2023, Mr. Chambers indicated on a call with Mr. Heckes that Owens Corning was interested in a potential transaction with Masonite and asked to meet with Mr. Heckes in person to discuss Owens Corning’s perspectives on the topic. Mr. Heckes reported his conversation with Mr. Chambers to Mr. Byrne.

On June 5, 2023, Mr. Heckes met with Mr. Chambers in Tampa, Florida, during which Mr. Chambers expressed Owens Corning’s interest in pursuing a business combination between the two companies. During the meeting, Mr. Chambers provided an overview of Owens Corning’s preliminary, non-binding proposal. During the meeting, Owens Corning delivered to Masonite a letter setting forth a preliminary, non-binding proposal to acquire all of the outstanding Masonite common shares for $120.00 in cash per share (the “First OC Proposal”). The closing price of Masonite common shares on June 2, 2023 was $94.76 per share. In addition, the letter stated that Owens Corning had several specific due diligence requests and required a limited number of targeted meetings with key personnel in order to complete its due diligence, and requested a period of exclusivity to complete the required due diligence and finalize definitive transaction documents in a quick and efficient manner. Exclusivity was not subsequently granted. Also on June 5, 2023, Mr. Heckes forwarded the First OC Proposal to Mr. Byrne and updated him on the discussion with Mr. Chambers.

On June 9, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton present. During the meeting, Mr. Heckes provided an update to the Board of Directors regarding his discussions with Mr. Chambers since the May 10-11, 2023 Board of Directors meeting. Mr. Heckes and the Board of Directors also reviewed the terms proposed in the First OC Proposal. Mr. Heckes then explained the steps Masonite had taken since the receipt of the First OC Proposal, including discussions with Wachtell Lipton and meetings with several potential financial advisors to assist Masonite in evaluating and responding to the First OC Proposal. Mr. Heckes reviewed certain considerations for facilitating an efficient process for Masonite and the Board of Directors to evaluate the First OC Proposal, and recommended that certain directors serve in an advisory capacity to the senior management team in between meetings of the full Board of Directors for, among other things, considering retention of experienced financial advisors, analyzing the First OC Proposal and preparing materials and analysis to assist the full Board of Directors in evaluating and responding to the First OC Proposal. After discussion, the Board of Directors decided that each of the following directors would serve in such advisory role: Messrs. Heckes, Byrne, Jonathan F. Foster, Francis M. Scricco and Ms. Jody L. Bilney (collectively, the “Advisory Group”). The Board of Directors then engaged in a discussion of considerations relating to the timing of a response to Owens Corning. It was noted that the Board of Directors would require updated financial projections in order to evaluate the First OC Proposal. Mr. Heckes then discussed with the Board of Directors the initial response proposed to be sent to Owens Corning while Masonite and its senior management and outside advisors proceeded with the work required for the Board of Directors to consider and respond to the First OC Proposal. The directors concurred with providing an initial response to Owens Corning early in the following week, which would indicate that Masonite was evaluating the First OC Proposal and would respond when it was ready to do so.

On June 11, 2023, the Advisory Group held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton to consider next steps. Mr. Heckes and Russell T. Tiejema, Masonite’s EVP and Chief Financial Officer, provided an update regarding their discussions with potential financial advisors to assist Masonite in evaluating and responding to the First OC Proposal. In light of various factors, including experience, reputation, knowledge and expertise regarding similar strategic situations and the industry in which Masonite operates, and conversations with representatives of each of the financial advisors, Messrs. Heckes and Tiejema recommended selecting Goldman Sachs to serve as financial advisor in connection with the potential transaction with Owens Corning. After discussion, the Advisory Group concurred with the recommendation of Messrs. Heckes and Tiejema to retain Goldman Sachs, which was approved by the Board of Directors at a subsequent meeting. Masonite subsequently entered into a formal engagement letter with Goldman Sachs.

On June 12, 2023, representatives of Masonite sent a written response to representatives of Owens Corning indicating Masonite was in the process of evaluating the First OC Proposal and would respond once it was ready to do so.

On June 13, 2023, Mr. Chambers contacted Mr. Heckes and inquired about the timeline for Masonite’s response to the First OC Proposal and the process for evaluation of the First OC Proposal (including hiring of advisors). Mr. Heckes restated the response set forth in the letter sent the prior day.

On June 27, 2023, Goldman Sachs sent to Masonite a customary disclosure letter in respect of certain relationships between Goldman Sachs and Owens Corning during the prior two-year period.

On June 29, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of each of Wachtell Lipton, Cassels and Goldman Sachs. During the meeting, Cassels provided the Board of Directors with an overview of the Board of Directors’ fiduciary duties under British Columbia law. Next, the Board of Directors reviewed the financial projections that had been prepared by Masonite’s management. Representatives of Goldman Sachs reviewed with the Board of Directors its preliminary financial analyses, including based on management’s financial projections, and answered questions from the directors regarding the preliminary financial analyses. The Board of Directors discussed with Masonite’s management and its advisors a range of potential responses to Owens Corning regarding the First OC Proposal and related considerations, including whether or not to engage in any further discussions with Owens Corning. After discussion, members of the Board of Directors directed management to update the financial projections to reflect certain growth initiatives and additional opportunities, as contemplated by the management standalone plan, in order for the Board of Directors to better understand the potential impact of these initiatives and opportunities on the projections and related financial analyses.

On July 6, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of each of Wachtell Lipton, Cassels, and Goldman Sachs. During the meeting, the Board of Directors reviewed the financial projections that had been prepared by Masonite’s management, reflecting feedback received at the June 29, 2023 meeting of the Board of Directors. Representatives of Goldman Sachs reviewed with the Board of Directors its updated preliminary financial analyses, including based on management’s financial projections, and answered questions from the directors regarding the updated preliminary financial analyses. After discussion, the Board of Directors determined that the First OC Proposal undervalued Masonite and authorized Masonite’s management to reject the First OC Proposal. The Board of Directors noted that if Owens Corning wished to present a higher proposal, the Board of Directors would meet again with management and advisors to consider it.

On July 7, 2023, Masonite sent Owens Corning a letter indicating that Masonite was not interested in engaging in further discussions based on the First OC Proposal.

On July 13, 2023, Mr. Chambers contacted Mr. Heckes and expressed the strategic importance to Owens Corning of a potential transaction between the two companies.

Later on the same day, Owens Corning delivered another letter to Masonite, setting forth a revised, non-binding proposal to acquire all of the outstanding Masonite common shares for $128.00 in cash per share (the “Second OC Proposal”). The closing price of Masonite common shares on July 12, 2023 was $101.40 per share. The Second OC Proposal restated Owens Corning’s due diligence requirements and request for exclusivity. Exclusivity was not subsequently granted. Mr. Heckes shared the Second OC Proposal with Mr. Byrne and updated him on the discussion with Mr. Chambers on the same date. The Second OC Proposal was made available to the Board of Directors later that day.

On July 14, 2023, the Board of Directors held a meeting by videoconference, with members of Masonite’s senior management and representatives of Wachtell Lipton and Goldman Sachs. Mr. Heckes, the Board of Directors and the advisors reviewed the Second OC Proposal, and Mr. Heckes noted that Mr. Chambers requested access to certain non-public information about Masonite’s business strategy, financial projections and growth initiatives and additional opportunities, among other things, to determine whether Owens Corning would be able to propose a higher price. Mr. Heckes noted that Mr. Chambers emphasized that the Second OC Proposal was based solely on publicly available information and that Mr. Chambers expected it would be sufficient to open a dialogue that would allow Owens Corning to better understand Masonite’s standalone plan and determine whether it might be able to increase its proposed purchase price. Mr. Heckes also updated the Board of Directors about Masonite’s upcoming earnings release for the second quarter of 2023 and provided certain other business updates, including regarding the current competitive landscape. The Board of Directors discussed with Masonite’s management and advisors a range of potential responses to the Second OC Proposal and related considerations. After discussion, members of the Board of Directors determined that the Second OC Proposal continued to undervalue Masonite, but the Board of Directors agreed that it would be in the best interest of Masonite and its shareholders to share certain strategic and financial information with Owens Corning, subject to a confidentiality agreement, to enable Owens Corning to better understand Masonite’s intrinsic value and growth initiatives and potentially make a proposal providing greater value than the Second OC Proposal. The Board of Directors directed Masonite’s management to coordinate with Wachtell Lipton about communicating this message to Owens Corning and providing a draft of a confidentiality agreement that would include a standstill.

On July 18, 2023, Mr. Heckes contacted Mr. Chambers and expressed the Board’s view that the Second OC Proposal continued to undervalue Masonite but that Masonite would agree to share certain limited financial and strategic due diligence information to enable Owens Corning to determine if it could make a proposal that provided more value, subject to Owens Corning entering into a customary confidentiality agreement with a standstill. Following the call, Mr. Heckes sent a draft confidentiality agreement to Mr. Chambers that included an 18-month standstill with a customary fallaway provision.

On July 19, 2023, Masonite and Owens Corning entered into a confidentiality agreement, which included Masonite’s proposed standstill and fallaway provision. Over the course of the next several weeks, representatives of Owens Corning and its advisors conducted due diligence focused on Masonite’s business strategy, financial projections and growth initiatives and additional opportunities, and, as part of such due diligence, members of Masonite’s management engaged in due diligence calls and virtual meetings with, and responded to written due diligence requests from, representatives of Owens Corning. Representatives of Goldman Sachs also attended these calls and virtual meetings.

On July 21, 2023, Mr. Chambers contacted Mr. Heckes and provided a letter regarding a planned August 11, 2023 meeting in Tampa and reattaching Owens Corning’s due diligence requests.

On July 28, 2023 and on August 1, 2023, Mr. Heckes and Mr. Chambers exchanged emails during which they finalized the details of a meeting in Tampa on August 11, 2023, including the topics to be covered and who the attendees would be from both companies.

Throughout August and September 2023, Owens Corning conducted due diligence through calls, virtual meetings, certain written questions and answers and a virtual dataroom, which was first made available to representatives of Owens Corning and their advisors on August 2, 2023.

On August 2, 2023, representatives of Masonite provided to representatives of Owens Corning an updated financial model consistent with the discussion of the Board of Directors on July 6, 2023.

On August 11, 2023, certain members of Masonite and Owens Corning’s management teams and representatives of Goldman Sachs and Owens Corning’s financial advisor, Morgan Stanley & Co. LLC (“Morgan Stanley”), met in person in Tampa, Florida, to discuss, among other things, (a) Mr. Heckes’ vision for Masonite’s growth opportunities and initiatives, and other business, pricing and marketing strategies, (b) Masonite’s innovation pipeline and strategy, and (c) areas of Owens Corning’s due diligence review.

On September 22, 2023, Mr. Chambers contacted Mr. Heckes to reaffirm Owens Corning’s interest in pursuing a transaction. Later that day, Mr. Heckes and Mr. Chambers had a call during which Mr. Chambers stated that Owens Corning would deliver a revised proposal.

On September 25, 2023, Owens Corning delivered a letter to Masonite, setting forth a revised, non-binding proposal to acquire all of the outstanding Masonite common shares for $132.00 in cash per share (the “Third OC Proposal”). The closing price of Masonite common shares on September 22, 2023 was $93.09 per share. In addition, the letter stated that Owens Corning had only limited confirmatory due diligence outstanding and was ready to progress quickly towards entering into a definitive transaction agreement no later than Masonite’s third quarter of 2023 earnings announcement, estimated to be during the week of November 6, 2023. Owens Corning again requested a period of exclusivity to complete confirmatory due diligence and finalize definitive transaction documents. Exclusivity was not subsequently granted. Also on September 25, 2023, Mr. Heckes forwarded the Third OC Proposal to Mr. Byrne and updated him on the discussion with Mr. Chambers on the same date. The Third OC Proposal was made available to the Board of Directors later that day.

On October 2, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton and Goldman Sachs to review the terms proposed in the Third OC Proposal. During the meeting, the Board of Directors reviewed the updated financial projections that had been prepared by Masonite’s management as part of Masonite’s annual strategic planning process based on management’s updated predictions and expectations of Masonite’s financial performance during the relevant periods, reflecting, among other things, the current and expected competitive landscape and industry conditions, which were expected to negatively impact certain aspects of Masonite’s near-term performance and positively impact certain aspects of Masonite’s long-term performance, including updated underlying assumptions. Representatives of Goldman Sachs reviewed with the Board of Directors its updated preliminary financial analyses, including based on management’s updated financial projections, and answered questions from the directors regarding the updated preliminary financial analyses. The Board of Directors discussed with Masonite’s management and advisors a range of potential responses to Owens Corning regarding the Third OC Proposal and related considerations. After discussion, members of the Board of Directors determined that the Third OC Proposal continued to undervalue Masonite, but that management should communicate to Owens Corning that the Board of Directors would consider engaging in a transaction at a purchase price of no less than $140.00 per share. The Board of Directors directed Masonite’s management to coordinate with representatives of Goldman Sachs and Wachtell Lipton regarding delivery of that message to Owens Corning.

On October 3, 2023, Mr. Heckes contacted Mr. Chambers and informed him of the Board of Directors’ view that the Third OC Proposal continued to undervalue Masonite, taking into account the updated financial projections reviewed with the Board of Directors the prior day, but that Masonite would be willing to consider engaging in a transaction at a price no less than $140.00 per share. Mr. Heckes and Mr. Chambers also discussed certain considerations relating to Masonite’s financial analysis and management’s updated financial projections and underlying assumptions, including relating to growth initiatives and additional opportunities, and Mr. Heckes explained how it supported a price of at least $140.00 per share.

On October 5, 2023, representatives of Masonite provided to representatives of Owens Corning an updated financial model consistent with the discussion of the Board of Directors on October 2, 2024.

On October 17, 2023, Mr. Chambers contacted Mr. Heckes and indicated that Naren Srinivasan, SVP, Strategy and Corporate Development at Owens Corning, would contact Mr. Tiejema to further discuss Masonite’s financial outlook.

On October 27, 2023, Mr. Tiejema and Mr. Srinivasan held a meeting by videoconference. During the meeting, Mr. Tiejema discussed, among other things, Masonite’s current business environment and resulting negative revisions to Masonite’s 2023 and 2024 financial outlook.

On November 17, 2023, Mr. Chambers contacted Mr. Heckes and requested a call. Later that day, Mr. Chambers and Mr. Heckes had a call during which Mr. Chambers requested an in-person meeting for Mr. Chambers to better understand Masonite’s financial projections. Also on November 17, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton. During the meeting, among other discussion topics, Mr. Heckes updated the Board of Directors regarding his discussions with Mr. Chambers the prior day. Mr. Heckes stated he would update the Board of Directors following the in-person meeting with Mr. Chambers. Next, representatives of

Jefferies joined the meeting and attended in Jefferies’ capacity as Masonite’s financial advisors for the proposed acquisition of PGT Innovations Inc. (“PGTI” and, such transaction, the “PGTI Transaction”). Representatives of Jefferies updated the Board of Directors on matters relating to the PGTI Transaction.

On November 20, 2023, Mr. Heckes and Mr. Chambers met in Tampa, Florida, and Mr. Chambers delivered a letter containing a revised proposal to acquire all of the outstanding Masonite common shares for $120.00 in cash per share (the “Fourth OC Proposal”). The closing price of Masonite common shares on November 17, 2023 was $87.98 per share. Mr. Chambers noted that the revised purchase price reflected Masonite’s reduced projected 2024 adjusted EBITDA, headwinds in the end markets for Masonite products, expected volume share loss, reduced expected EBITDA margins in the short term, investor reaction to Masonite’s recent Investor Day, analyst consensus regarding Masonite’s share price and other macro headwinds.

On November 21, 2023, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and Wachtell Lipton. During the meeting, Mr. Heckes provided the Board of Directors with an update regarding his discussion with Mr. Chambers in connection with the Fourth OC Proposal and explained the reasoning Mr. Chambers conveyed the prior day regarding the revised purchase price reflected in the Fourth OC Proposal. Next, Mr. Heckes and the Board of Directors reviewed the terms proposed in the Fourth OC Proposal, and Mr. Heckes answered questions from the directors regarding the Fourth OC Proposal. The Board of Directors discussed with Masonite’s management and Wachtell Lipton a range of potential responses to Owens Corning regarding the Fourth OC Proposal and related considerations. After discussion, the Board of Directors determined, in light of Owens Corning’s reduced offer price and Masonite’s potential transaction with PGTI, not to engage in further discussions with Owens Corning and to pursue the PGTI Transaction.

On December 18, 2023, Masonite announced its entry into a definitive agreement relating to the PGTI Transaction, pursuant to which PGTI shareholders would receive $41.00 per each PGTI share they own, comprised of $33.50 in cash and $7.50 in Masonite common shares.

On January 2, 2024, PGTI announced that MITER Brands provided to PGTI an unsolicited proposal to acquire PGTI for $41.50 per each PGTI share in cash.

On January 3, 2024, Mr. Chambers called Mr. Heckes to reiterate Owens Corning’s continued interest in pursuing an acquisition of Masonite. Later that day, Owens Corning delivered another letter to Masonite proposing to acquire all of the outstanding Masonite common shares for $132.00 in cash per share should the PGTI Transaction be terminated (the “Fifth OC Proposal”). The closing price of Masonite common shares on January 2, 2024 was $84.99 per share. Also on January 3, 2024, Mr. Heckes forwarded the Fifth OC Proposal to Mr. Byrne and updated him on the discussion with Mr. Chambers on the same date. The Fifth OC Proposal was made available to the Board of Directors later that day.

On or about January 4, 2024, Masonite’s management informed Jefferies of the Fifth OC Proposal and the prior OC proposals in order for Jefferies to assist Masonite on potential next steps for both the PGTI Transaction and the potential transaction with Owens Corning. Masonite subsequently entered into a formal engagement letter with Jefferies in connection with the potential transaction with Owens Corning.

On January 13, 2024, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton, Goldman Sachs and Jefferies. During the meeting, Mr. Heckes and the Board of Directors reviewed the terms proposed in the Fifth OC Proposal, including in the context of the status of the pending PGTI Transaction. Mr. Heckes noted that while the PGTI Transaction was pending, the Board of Directors was unable to accept the Fifth OC Proposal given that the terms of the Fifth OC Proposal assumed termination of the PGTI Transaction. Next, representatives of Goldman Sachs also provided an update on a call with Morgan Stanley, noting that Morgan Stanley and Owens Corning believed due diligence and negotiation of definitive transaction agreements could be completed within 7-10 days. The Board of Directors discussed with Masonite’s management and advisors the potential benefits and risks of engaging further with Owens Corning based on the Fifth OC Proposal, taking into account that the PGTI Transaction was pending. Although there was no ability to enter into a transaction with Owens Corning while the PGTI Transaction was pending, the Board of Directors instructed Masonite’s management and representatives of Goldman Sachs to update the financial analyses utilizing Masonite’s management’s current financial projections for purposes of presenting such financial analyses to the Board of Directors at the following meeting in connection with its consideration of a potential response to Owens Corning, taking into account at such time the status of the PGTI Transaction. The Board of Directors also determined that, if the PGTI Transaction were terminated, the risks of contacting other parties to gauge their interest in a potential transaction with Masonite outweighed the potential benefits of such outreach at such time.

On January 17, 2024, Masonite announced the termination of the PGTI Transaction after the Board of Directors determined not to offer a revised price in response to the “topping” bid that PGTI had received from MITER Brands. Upon termination of the PGTI Transaction, Masonite received a breakup fee of $84 million.

Later on January 17, 2024, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton, Goldman Sachs and Jefferies. During the meeting, the Board of Directors reviewed updated financial projections that had been prepared by Masonite’s management as part of Masonite’s annual strategic planning process based on expectations of Masonite’s financial performance during the relevant periods (the “Management Projections,” as described further in the section of this proxy statement captioned “The Arrangement—Management Projections”). The Management Projections reflected the current and expected competitive landscape and industry conditions and opportunities and risks inherent in Masonite’s standalone plan, including updated underlying assumptions. Representatives of Goldman Sachs reviewed with the Board of Directors its updated preliminary financial analyses, including based on the Management Projections. Jefferies also reviewed its preliminary financial analyses, including based on the Management Projections, and discussed with the Board of Directors certain sensitivities to Masonite’s standalone plan reflecting less optimistic operating assumptions of Masonite’s management. Goldman Sachs and Jefferies answered questions from the directors regarding their respective preliminary financial analyses. The Board of Directors discussed with Masonite’s management and Masonite’s advisors a range of potential responses to Owens Corning regarding the Fifth OC Proposal and related considerations. After discussion, the Board of Directors directed Masonite’s management to inform Owens Corning that Masonite was willing to engage in a confirmatory due diligence process and with negotiation of definitive transaction documents, with the understanding that further negotiation of price and terms would be required. On January 22, 2024, representatives of Davis Polk, Owens Corning’s legal advisor, provided a draft Arrangement Agreement to representatives of Wachtell Lipton.

Between January 17 and 31, 2024, representatives of Masonite, Wachtell Lipton and Goldman Sachs had numerous conversations with representatives of Owens Corning and its advisors expressing that $132.00 in cash per share would not be a sufficient price for the Board of Directors to approve a transaction with Owens Corning.

On January 25 and 26, 2024, representatives of Owens Corning conducted in-person site visits at Masonite’s sites in (a) Pittsburg, Kansas, (b) Laurel, Mississippi, and (c) Mesquite, Texas.

On January 28, 2024, representatives of Wachtell Lipton provided a mark-up of the draft Arrangement Agreement to representatives of Davis Polk. The mark-up of the draft Arrangement Agreement proposed, among other things, (a) a “Company Termination Fee” equal to 2% of the equity value of Masonite in the transaction payable by Masonite in the event the Arrangement Agreement was terminated under certain circumstances, (b) a newly added “Parent Termination Fee” equal to 9% of the equity value of Masonite payable by Owens Corning in the event the Arrangement Agreement was terminated under certain circumstances relating to the failure to obtain required regulatory approvals, and (c) an outside date of 12 months with up to two additional three-month extensions. The mark-up also proposed that unvested equity incentive awards held by employees be cashed out at the closing of the Arrangement.

On January 29 and 30, 2024, representatives of Masonite had due diligence calls with representatives of Owens Corning and, during the months of January and February 2024, representatives of Masonite continued to respond to written due diligence requests from representatives of Owens Corning.

On January 31, 2024, representatives of Davis Polk provided a revised draft Arrangement Agreement to representatives of Wachtell Lipton. The revised draft Arrangement Agreement proposed, among other things, a “Company Termination Fee” equal to 2.5% of the equity value of Masonite and a “Parent Termination Fee” equal to 5% of the equity value of Masonite. The revised draft Arrangement Agreement also included proposed interim operating covenants related to a Canadian tax matter that could impact Owens Corning post-closing. On the same day, Mr. Chambers informed Mr. Heckes that Owens Corning would increase its proposal to $133.00 in cash per share, subject to certain terms, including that the “Company Termination Fee” would equal to 2.5% of the equity value of Masonite and the “Parent Termination Fee” would equal to 5% of the equity value of Masonite, and the rolling over of unvested equity incentive awards held by Masonite’s employees.

On February 1, 2024, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton, Goldman Sachs and Jefferies. During the meeting, Mr. Heckes provided an update to the Board of Directors regarding the status of the due diligence and negotiation process with Owens Corning. Mr. Heckes explained that as part of the price discussions, Owens Corning stated that it had identified several negative drivers to value that were partially offset by the breakup fee Masonite received from PGTI. Mr. Heckes noted that following further negotiations, Owens Corning had increased its proposed price to $133.00 in cash per share, subject to final approval by Owens Corning’s board of directors and resolution of the Canadian tax matter. Next, representatives from Wachtell Lipton reviewed with the Board of Directors the key terms of the proposed Arrangement Agreement, and answered questions from the directors regarding, among other things, the terms and conditions relating to executive compensation and benefits matters and other matters in the Arrangement Agreement and the Canadian tax matter. Representatives of Masonite’s management then provided the Board of Directors with an update regarding the communication and roll out plan in connection with an announcement of the potential transaction with Owens Corning.

Between February 2 and February 8, 2024, members of Masonite’s management, with the assistance of representatives of Wachtell Lipton and/or Cassels, and Owens Corning’s management, with the assistance of representatives of Davis Polk and/or Stikeman Elliott LLP, Owens Corning’s Canadian legal advisor, negotiated the terms of the Arrangement Agreement and related documentation, including the interim operating covenants relating to the Canadian tax matter.

On February 4, 2024, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton, Cassels, Goldman Sachs and Jefferies. During the meeting, Mr. Heckes provided an update to the Board of Directors regarding the remaining open matters in the due diligence and negotiation process with Owens Corning, including with respect to the Canadian tax matter. Next, Goldman Sachs and Jefferies reviewed with the Board of Directors their respective preliminary financial analyses, based on the Management Projections. As part of this discussion, the Board of Directors and representatives of Goldman Sachs also discussed a set of projections, which was provided by Masonite’s management in addition to the Management Projections and reflected certain less optimistic assumptions and risks inherent in the Management Projections (i.e., a downward sensitivity case). Goldman Sachs and Jefferies answered questions from the directors regarding their respective preliminary financial analyses. Representatives from Wachtell Lipton then noted there were no meaningful changes to the proposed key terms of the Arrangement Agreement since last presented to the Board of Directors on January 17, 2024 other than certain executive compensation and employee-related matters that were explained by Mr. Heckes. Representatives from Cassels next reviewed with the Board of Directors its fiduciary duties in connection with its consideration of the potential transaction with Owens Corning. Mr. Heckes then provided the Board of Directors with an update regarding the updated communication and roll out plan in connection with an announcement of the potential transaction with Owens Corning.

On February 8, 2024, the Board of Directors held a meeting by videoconference with members of Masonite’s senior management and representatives of Wachtell Lipton, Goldman Sachs and Jefferies. During the meeting, Mr. Heckes informed the Board of Directors that there were no changes to the key terms of the transaction since the last meeting of the Board of Directors on February 4, 2024 and that Owens Corning had resolved the Canadian tax matter discussed at prior meetings. Goldman Sachs and Jefferies noted for the Board of Directors that there were no material changes to their respective financial analyses, which had been updated and provided to the Board of Directors in advance of this meeting, from the prior Board of Directors meeting on February 4, 2024. In advance of this meeting, Goldman Sachs also provided an updated disclosure letter in respect of certain relationships between Goldman Sachs and Owens Corning during the prior two-year period, and Jefferies provided certain information regarding Jefferies’ material investment banking relationships with Masonite and Owens Corning during the prior two-year period. Goldman Sachs then rendered Goldman Sachs’ oral opinion to the Board of Directors (which was subsequently confirmed in writing by delivery of Goldman Sachs’ written opinion dated February 8, 2024) that, as of the date of the opinion and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in the opinion, the $133.00 per share cash consideration to be paid to the holders (other than Owens Corning and its affiliates) of common shares, no par value, of Masonite pursuant to the Arrangement Agreement was fair from a financial point of view to such holders. Jefferies then rendered its oral opinion to the Board of Directors (confirmed by delivery of a written opinion dated February 8, 2024) to the effect that, as of the date of the opinion and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in the opinion, the $133.00 per share cash consideration to be received in the Arrangement by holders of Masonite common shares (other than, as applicable, Owens Corning, Purchaser and their respective affiliates) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders. Following further discussion, the Board of Directors (a) determined that the Arrangement is in the best interest of Masonite and that the consideration to be received by Masonite shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to Masonite shareholders, (b) approved the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) and unanimously determined to recommend approval of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) to Masonite shareholders, (c) agreed to submit the Arrangement Agreement, the Plan of Arrangement and the Arrangement to Masonite shareholders for approval and to submit the Arrangement to the Supreme Court of British Columbia for approval once the requisite Masonite shareholder approval has been obtained, and (d) approved and adopted the execution and delivery of the Arrangement Agreement and the performance by Masonite of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby (including the Arrangement).

Later that day, Masonite, Owens Corning and Purchaser executed the Arrangement Agreement.

On February 9, 2024, Masonite issued a press release announcing the execution of the Arrangement Agreement.

Recommendation of the Board of Directors and Reasons for the Arrangement

Recommendation of the Board of Directors

The Board of Directors has unanimously: (a) determined that the Arrangement is in the best interest of Masonite and that the consideration to be received by Masonite shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to Masonite shareholders, (b) approved the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) and determined to recommend approval of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby (including the Arrangement) to Masonite shareholders, (c) agreed to submit the Arrangement Agreement, the Plan of Arrangement and the Arrangement to Masonite shareholders for approval and to submit the Arrangement to the Supreme Court of British Columbia for approval once the requisite Masonite shareholder approval has been obtained, and (d) approved and adopted the execution and delivery of the Arrangement Agreement and the performance by Masonite of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby (including the Arrangement).

The Board of Directors unanimously recommends that you vote: (1) “FOR” the Arrangement Resolution; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Reasons for the Arrangement

In the course of evaluating the Arrangement, the Board of Directors consulted with Masonite’s management, Wachtell Lipton, Cassels, Goldman Sachs and Jefferies. In reaching its determination and recommendation, the Board of Directors considered a number of factors, including those below (which are not listed in any relative order of importance), all of which it viewed as generally supporting its (a) approval of the execution and delivery of the Arrangement Agreement by Masonite, the performance by Masonite of its covenants and other obligations under the Arrangement Agreement, and the consummation of the Arrangement upon the terms and subject to the conditions set forth in the Arrangement Agreement; and (b) resolution to recommend that Masonite shareholders vote in favor of the Arrangement Resolution:

•	the review of Masonite’s business, current and projected financial condition, current earnings and earnings prospects in a challenging macro environment;

•

the fact that the Per Share Arrangement Consideration constituted a premium of 38% over Masonite’s closing share price of $96.61 on February 8, 2024 (the last trading day before the announcement that Masonite, Owens Corning and Purchaser had entered into the Arrangement Agreement), a premium of 46% over Masonite’s 20-trading-day volume-weighted average share price through that date, and an 11% increase from Owens Corning’s initial proposal of $120.00 per share;

•

the improvement in the per share price offered by Owens Corning, after negotiation, from $120.00 per share on June 5, 2023 to $128.00 per share on July 13, 2023, $132.00 per share on September 25, 2023, $120.00 per share on November 20, 2023, $132.00 per share on January 3, 2024, and then finally to $133.00 per share on January 31, 2024, which price the Board of Directors believes is in the best interests of Masonite and its shareholders and represented the highest per share consideration reasonably attainable at the time;

•

risks associated with continuing to operate Masonite as a standalone company, including risks related to Masonite’s long-term strategic plan, industry trends and changes in laws and regulations affecting the industry in which Masonite operates and legislative or implementation initiatives that could affect Masonite’s operations and business condition;

•

the fact that, in the absence of the Arrangement, Masonite would continue to incur significant expenses by remaining a public company, including legal, accounting, transfer agent, printing and filing fees, and that those expenses could adversely affect Masonite’s financial performance and the value of its shares;

•

the Board of Directors’ view, following discussions with Masonite’s management and outside advisors, that there was not a reasonable likelihood that other potential acquirors would engage in a transaction with Masonite with a value and contractual terms and conditions superior to those contained in the Arrangement Agreement and, therefore, the Board of Directors determined that there was little benefit to contacting other potential counterparties and risking Owens Corning’s potential unwillingness to participate in such a process, and the fact that the provisions of the Arrangement Agreement would not preclude a serious and financially capable potential acquirer from submitting a proposal to acquire Masonite prior to the completion of the Arrangement (as further described below);

•	based on the value, risk allocation, timing, likelihood of the consummation of the Arrangement and other terms and conditions negotiated with Owens Corning, the Board of Directors ultimately determined that the acquisition by Owens Corning is more favorable to Masonite shareholders than other potential strategic alternatives reasonably available to Masonite, including continuing as an independent company;

•

the fact that the form of consideration payable to Masonite shareholders is all cash, which will provide Masonite shareholders with certainty of value and immediate liquidity, while eliminating the market and long-term business risks of an acquisition related to Masonite’s future prospects;

•

the fact that the Arrangement is not subject to a financing condition, that Owens Corning has represented that it or Purchaser will, as of the closing of the Arrangement, have available funds sufficient to pay the amounts required to be paid under the Arrangement Agreement and that at the time of signing, Owens Corning received the benefit of an additional debt financing commitment that, together with Owens Corning’s cash and other liquidity, is sufficient to cover the aggregate Per Share Arrangement Consideration and all fees and expenses payable by Owens Corning or Purchaser and to complete the Arrangement and related transactions, including the repayment or refinancing of any indebtedness required to be repaid or refinanced;

•

the Board of Directors’ belief that, after extensive negotiations with Owens Corning (as more fully described above in the section of this proxy statement captioned “—Background of the Arrangement”), Masonite obtained the highest Per Share Arrangement Consideration that Owens Corning was willing to pay for Masonite;

•

the Board of Directors’ view that the Per Share Arrangement Consideration was more favorable to Masonite shareholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Masonite, based upon the Board of Directors’ extensive knowledge of Masonite’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Per Share Arrangement Consideration represented an attractive and comparatively certain value for Masonite shareholders relative to the risk-adjusted prospects for Masonite on a standalone basis;

•

the separate financial presentations and opinions of Goldman Sachs and Jefferies, each dated February 8, 2024, to the Board of Directors as to the fairness, from a financial point of view and as of the date of the opinions, of the $133.00 per share cash consideration to be received in the Arrangement by holders of Masonite common shares (other than certain excluded shareholders as specified in the opinions), which opinions were based on and subject to the various factors, qualifications, limitations and assumptions set forth therein as more fully described below in the sections of this proxy statement captioned “—Opinion of Goldman Sachs & Co. LLC” and “—Opinion of Jefferies LLC,” the full texts of which written opinions are attached as Annex E and Annex F, respectively, to this proxy statement and are incorporated by reference in this proxy statement in their entirety;

•

the Board of Directors’ review of the structure of the Arrangement and the financial and other terms of the Arrangement Agreement, including, among others, the following specific terms of the Arrangement Agreement:

•

the provisions allowing the Board of Directors, subject to certain conditions, to effect a Company Adverse Recommendation Change if an Intervening Event has occurred or a Superior Proposal is available, and, in certain circumstances relating to a Superior Proposal, terminate the Arrangement Agreement prior to obtaining the Masonite shareholder approval, subject to Owens Corning’s right to receive a termination fee of $75 million (which is equal to 2.5% of the equity value of Masonite), as more fully described below in the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees,” an amount that the Board of Directors believed, after considering the advice of Masonite’s outside advisors, would be unlikely to deter credible third parties from making Acquisition Proposals;

•	the conditions to closing contained in the Arrangement Agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of Masonite’s representations and warranties, is generally subject to a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Arrangement Agreement—Representations and Warranties”) qualification;

•	the fact that Masonite has sufficient operating flexibility to conduct its business prior to the consummation of the Arrangement;

•

the Outside Date of February 8, 2025, with the ability to extend under certain circumstances, as more fully described in the section of this proxy statement captioned “The Arrangement Agreement—Termination of the Arrangement Agreement” allowing for sufficient time to complete the Arrangement;

•

the obligation of Owens Corning and Purchaser to use commercially reasonable efforts to consummate the Financing and the limited number and nature of the conditions to the Financing, and Masonite’s ability, under circumstances specified in the Arrangement Agreement, to specifically enforce Owens Corning’s obligation to enforce the Financing; and

•

the requirement that, in the event of a failure of the Arrangement to be consummated under certain circumstances, Owens Corning will pay Masonite a termination fee of $150 million, as more fully described in the sections of this proxy statement captioned “The Arrangement Agreement—Termination of the Arrangement Agreement” and “The Arrangement Agreement—Termination Fees”;

•

the availability of dissent rights under British Columbia law to Masonite shareholders who do not vote in favor of the adoption of the Arrangement Resolution and comply with all of the required procedures under British Columbia law, which provides those eligible shareholders with an opportunity to have the Court determine the fair value of their shares, which may be more than, less than, or the same as the amount such shareholders would have received under the Arrangement Agreement;

•

that the Arrangement Agreement was unanimously approved by the Board of Directors, which is composed of a majority of independent directors (8 of 9) who are not employees of Masonite (and none of whom are affiliated with Owens Corning), and which consulted with Masonite’s outside advisors in evaluating and negotiating the terms of the Arrangement Agreement;

•

the provision requiring each party to use reasonable best efforts to obtain certain regulatory approvals and antitrust clearance, including to litigate if necessary, and requiring Owens Corning to take, in furtherance of the foregoing, all actions reasonably necessary to obtain such regulatory approvals and antitrust clearance, including to avoid, eliminate or resolve any impediments under applicable antitrust and foreign direct investment laws and regulations, subject to certain limitations;

•

the provision providing that if Owens Corning breaches its obligations under the Arrangement Agreement, Masonite is entitled to specific performance to prevent breaches of the Arrangement Agreement, in addition to any other remedies to which Masonite may be entitled; and

•

the other terms and conditions of the Arrangement Agreement, described in the section of this proxy statement captioned “The Arrangement—Recommendation of the Board of Directors and Reasons for the Arrangement,” which the Board of Directors, after consulting with its legal counsel, considered to be reasonable and consistent with precedents it deemed relevant.

The Board of Directors was also aware of and considered a number of risks and other factors concerning the Arrangement as generally negative or unfavorable, including the following (which risks and factors are not necessarily presented in order of relative importance):

•

the fact that, if the Arrangement is consummated, Masonite shareholders will receive the Per Share Arrangement Consideration in cash and will no longer have the opportunity to participate in any future earnings or growth of Masonite or the surviving company in the Arrangement, or benefit from any potential synergies or potential future appreciation in the value of the common shares, including any value that could be achieved if Masonite (while a part of Owens Corning) engages in future strategic or other transactions;

•

the risks and costs to Masonite if the Arrangement is not completed in a timely manner or at all, including the potential adverse effect on Masonite’s ability to attract and retain key personnel, the diversion of Masonite management and employee attention and the potential disruptive effect on Masonite’s day-to-day operations and Masonite’s relationships with customers, suppliers and other third parties, which any or all of such risks and costs, among other things, could adversely affect Masonite’s overall competitive position and the trading price of its common shares;

•	the fact that under the terms of the Arrangement Agreement, Masonite is unable to solicit other Acquisition Proposals;

•

the requirement under certain circumstances that Masonite pay Owens Corning a termination fee following termination of the Arrangement Agreement, including if the Arrangement Agreement is terminated by Masonite in order to enter into a Superior Proposal or by Owens Corning because the Board of Directors effects an Adverse Recommendation Change;

•

if Owens Corning fails to complete the Arrangement for the certain reasons more fully described below in the section of this proxy statement captioned “The Arrangement Agreement—Termination Fees,” remedies may be limited to the termination fee payable by Owens Corning described above, which may be inadequate to compensate Masonite for the damage caused, that such termination fee may not be available in all instances where the Arrangement is not consummated and, even if available, rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain;

•

the restrictions on the conduct of Masonite’s business prior to the consummation of the Arrangement, which may delay or prevent Masonite from undertaking business opportunities that may arise before the completion of the Arrangement and that, absent the Arrangement Agreement, Masonite might have pursued;

•	that an all-cash transaction will be taxable for Canadian and U.S. federal income tax purposes for Masonite shareholders;

•

the significant costs involved in connection with entering into the Arrangement Agreement and completing the Arrangement (many of which are payable whether or not the Arrangement is consummated) and the substantial time and effort of Masonite’s management required to complete the Arrangement, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk that the Arrangement might not be completed and the effect of the resulting public announcement of termination of the Arrangement Agreement on the trading price of Masonite common shares;

•

the fact that the completion of the Arrangement requires certain regulatory clearances and approvals, including under applicable antitrust and other laws, which clearances and approvals could subject the Arrangement to unforeseen delays and risks;

•

the risk that regulatory agencies may impose terms and conditions on their approvals, including potentially requiring divestitures, that may materially delay the closing of the Arrangement or be of a magnitude that Owens Corning would not be required to accept under the Arrangement Agreement which could cause the conditions to closing not to be satisfied;

•

the fact that Masonite’s directors and officers may have interests in the Arrangement that may be different from, or in addition to, those of Masonite shareholders generally (as more fully described above in the section of this proxy statement captioned “—Interests of Masonite’s Executive Officers and Directors in the Arrangement”); and

•

the possibility that Owens Corning will be unable to obtain all or a portion of the Financing, despite its receipt of a commitment letter at signing, and the risk that Masonite may be unable to compel specific performance in the event Owens Corning sought not to close on such basis.

The foregoing discussion of reasons for the recommendation to adopt the Arrangement Agreement is not meant to be exhaustive but addresses the material information and factors considered by the Board of Directors in consideration of its recommendation. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Arrangement and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Board of Directors each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board of Directors based its unanimous recommendation on the totality of the information considered. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”

Opinion of Goldman Sachs

Goldman Sachs rendered its opinion to the Board of Directors that, as of February 8, 2024 and based upon and subject to the factors and assumptions set forth therein, the Per Share Arrangement Consideration to be paid to the holders (other than Owens Corning and its affiliates) of Masonite common shares pursuant to the Arrangement Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated February 8, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the Arrangement. Goldman Sachs’ opinion is not a recommendation as to how any holder of Masonite common shares should vote with respect to the Arrangement, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Arrangement Agreement;

•	annual reports to Masonite shareholders and Annual Reports on Form 10-K of Masonite for the five fiscal years ended January 1, 2023;

•	certain interim reports to Masonite shareholders and Quarterly Reports on Form 10-Q of Masonite;

•	certain other communications from Masonite to its shareholders;

•	certain publicly available research analyst reports for Masonite; and

•	certain internal financial analyses and forecasts for Masonite prepared by its management, as approved for Goldman Sachs’ use by Masonite (the “Management Projections”).

Goldman Sachs also held discussions with members of the senior management of Masonite regarding their assessment of the past and current business operations, financial condition and future prospects of Masonite; reviewed the reported price and trading activity for Masonite common shares; compared certain financial and stock market information for Masonite with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the building products industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering this opinion, Goldman Sachs, with Masonite’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Masonite’s consent that the Management Projections were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of Masonite. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Masonite or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Arrangement will be obtained without any adverse effect on the expected benefits of the Arrangement in any way meaningful to its analysis. Goldman Sachs also assumed that the Arrangement will be consummated on the terms set forth in the Arrangement Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of Masonite to engage in the Arrangement or the relative merits of the Arrangement as compared to any strategic alternatives that may be available to Masonite; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Owens Corning and its affiliates) of Masonite common shares, as of the date of the opinion, of the Per Share Arrangement Consideration to be paid to such holders pursuant to the Arrangement Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Arrangement Agreement or the Arrangement or any term or aspect of any other agreement or instrument contemplated by the Arrangement Agreement or entered into or amended in connection with the Arrangement, including the fairness of the Arrangement to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Masonite; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Masonite, or class of such persons, in connection with the Arrangement, whether relative to the Per Share Arrangement Consideration to be paid to the holders (other than Owens Corning and its affiliates) of Masonite common shares pursuant to the Arrangement Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary market and other condition as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which Masonite common shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on Masonite, Owens Corning or the Arrangement, or as to the impact of the Arrangement on the solvency or viability of Masonite or Owens Corning or the ability of Masonite or Owens Corning to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board of Directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 8, 2024, the last trading day before the public announcement of the Arrangement, and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the Masonite common shares for the one-year period ended February 7, 2024. In addition, Goldman Sachs analyzed the consideration to be paid to holders of Masonite common shares pursuant to the Arrangement Agreement in relation to the (i) the closing price per Masonite common share on February 7, 2024, (ii) the volume weighted average price (the “VWAP”) of the Masonite common shares for the preceding 30-calendar day period ending February 7, 2024, (iii) the VWAP of the Masonite common shares for the preceding 60-calendar day period ending February 7, 2024, (iv) the VWAP of the Masonite common shares for the preceding 90-calendar day period ending February 7, 2024, (v) the 52-week high price per Masonite common share as of February 7, 2024, and (vi) the all-time high price per Masonite common share as of February 7, 2024.

This analysis indicated that the price per share to be paid to Masonite shareholders pursuant to the Arrangement Agreement represented:

•	a premium of 40% based on the closing price of $95.26 per Masonite common share on February 7, 2024;

•	a premium of 47% based on the VWAP of $90.50 per Masonite common share for the preceding 30-calendar day period ending February 7, 2024;

•	a premium of 50% based on the VWAP of $88.81 per Masonite common share for the preceding 60-calendar day period ending February 7, 2024;

•	a premium of 50% based on the VWAP of $88.55 per Masonite common share for the preceding 90-calendar day period ending February 7, 2024;

•	a premium of 23% based on the highest price of $107.84 per Masonite common share for the 52-week period ending on February 7, 2024; and

•	a premium of 2% based on the all-time highest price of $130.70 per Masonite common share as of February 7, 2024.

Illustrative Discounted Cash Flow Analysis. Using the Management Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Masonite to derive a range of illustrative present values per Masonite common share. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.0% to 11.0%, reflecting estimates of Masonite’s weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2023 (i) estimates of unlevered free cash flow for Masonite for the fiscal years 2023 through 2028 as approved by Masonite’s management and (ii) a range of illustrative terminal values for Masonite, which were calculated by applying terminal year exit enterprise value (“EV”) to last twelve month (“LTM”) EBITDA (“EV/LTM EBITDA”) multiples ranging from 7.0x to 8.0x, to a terminal year estimate of EBITDA to be generated by Masonite, as reflected in the Management Projections (which analysis implied perpetuity growth rate of 2.8% at mid-point of the discounted cash flow range). The range of terminal year exit EV/LTM EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Masonite and of certain publicly traded companies, as described below in the section captioned “—Selected Public Company Comparables Analysis.” Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including Masonite’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Masonite, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for Masonite by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Masonite the amount of Masonite’s net debt as provided by and approved for Goldman Sachs’ use by the management of Masonite, to derive a range of illustrative equity values for Masonite. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Masonite common shares, as provided by and approved for Goldman Sachs’ use by the management of Masonite, using the treasury stock method, to derive a range of illustrative present values per share ranging from $122.00 to $153.00.

Illustrative Present Value of Future Share Price Analysis. Using the Management Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Masonite common share. For this analysis, Goldman Sachs first calculated the implied enterprise value for Masonite for each of the fiscal years 2024 and 2025, by applying a range of multiples of illustrative EV to next twelve month (“NTM”) EBITDA (“EV/NTM EBITDA”) of 6.25x to 7.25x to estimates of Masonite’s NTM EBITDA for each of the fiscal years 2024 and 2025. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Masonite and current and historical EV/NTM EBITDA multiples for certain publicly traded companies, as described below in the section captioned “—Selected Public Company Comparables Analysis.”

Goldman Sachs then subtracted the amount of Masonite’s net debt for each of the fiscal years 2024 to 2025, each as provided by and approved for Goldman Sachs’ use by the management of Masonite, from the respective implied enterprise values in order to derive a range of illustrative equity values as of September 30, 2023 for Masonite for each of the fiscal years 2024 to 2025. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Masonite common shares for each of fiscal years 2024 to 2025, calculated using information provided by and approved for Goldman Sachs’ use by the management of Masonite, to derive a range of implied future values per Masonite common share (excluding dividends). Goldman Sachs then discounted these implied future equity values per Masonite common share to September 30, 2023, using an illustrative discount rate of 11.5%, reflecting an estimate of Masonite’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for Masonite, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $101.00 to $150.00 per Share.

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the building products industry since 2017. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM adjusted EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to Masonite, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of Masonite’s results, market sizes and product profile.

The following table presents the results of this analysis:

Announcement Date	Selected Transactions		Multiple
	Acquiror	Target
December 2017	American Woodmark Corporation	RSI Home Products, Inc.	8.7x
January 2018	Clayton, Dubilier & Rice, LLC	Ply Gem Holdings, Inc.	9.7x
January 2018	Clayton, Dubilier & Rice, LLC	Atrium Corporation	9.7x
November 2019	Compagnie de Saint-Gobain S.A.	Continental Building Products, Inc.	10.3x
November 2019	ACProducts, Inc.	Masco Cabinetry	10.1x
December 2020	Fortune Brands Home & Security, Inc.	LARSON Manufacturing	8.8x
December 2021	Griffon Corporation	Hunter Fan Company	9.4x
December 2021	3G Capital	Hunter Douglas NV	8.0x
March 2022	Clayton, Dubilier & Rice, LLC	Cornerstone Building Brands, Inc.	8.4x
June 2022	CRH plc	Barrette Outdoor Living, Inc.	10.0x
December 2022	Fortune Brands Home & Security, Inc.	Select Brands of ASSA ABLOY, Inc.	8.9x

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 8.0x to 10.3x to Masonite’s LTM adjusted EBITDA as of September 30, 2023, as provided by and approved for Goldman Sachs’ use by the management of Masonite, to derive a range of implied enterprise values for Masonite.

Goldman Sachs then subtracted the net debt of Masonite as of September 30, 2023, as provided by and approved for Goldman Sachs’ use by the management of Masonite, and divided the result by the number of fully diluted outstanding Masonite common shares as of September 30, 2023 as provided by and approved for Goldman Sachs’ use by the management of Masonite, to derive a reference range of implied values per Masonite common share of $119.00 to $164.00.

Premia Paid Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from January 1, 2018 through February 7, 2024 involving a public company based in the United States as the target where the disclosed enterprise values for the transaction were between $1,000,000,000 and $5,000,000,000. This analysis excluded transactions with premia greater than 300% relative to the target’s last closing price prior to announcement and leveraged buyouts, and only included transactions with targets whose last undisturbed price was trading at 80% to 100% of its 52-week high price. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the all-cash U.S. public transactions relative to the target’s last closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 24% across the period. This analysis also indicated a 25th percentile premium of 14% and 75th percentile premium of 46% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 14% to 46% to the closing price per Masonite common share of $95.26 as of February 7, 2024 and calculated a range of implied equity values per Masonite common share of $109.00 to $139.00.

Selected Public Company Comparables Analysis. Goldman Sachs reviewed and compared certain financial information for Masonite to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the building products industry, which we refer to in this section of the proxy statement as the “Selected Companies”:

•	American Woodmark Corporation

•	Fortune Brands Innovations, Inc.

•	Griffon Corporation

•	JELD-WEN Holding, Inc.

Although none of the Selected Companies is directly comparable to Masonite, the Selected Companies included were chosen because they are publicly traded companies in the building products industry with operations that, for purposes of analysis, may be considered similar to certain operations of Masonite.

Goldman Sachs also calculated and compared EV/LTM EBITDA and EV/NTM EBITDA multiples with respect to Masonite and the Selected Companies based on financial and trading data as of February 7, 2024, information Goldman Sachs obtained from public filings, Factset, and the Management Projections. With respect to Masonite and the Selected Companies, Goldman Sachs calculated:

•	EV/LTM EBITDA and EV/NTM EBITDA multiples on February 7, 2024;

•	EV/LTM EBITDA and EV/NTM EBITDA multiples for the preceding 5-year period ending February 7, 2024;

•	EV/LTM EBITDA and EV/NTM EBITDA multiples for the preceding 3-year period ending February 7, 2024;

•	EV/LTM EBITDA and EV/NTM EBITDA multiples for the preceding 1-year period ending February 7, 2024; and

•	EV/LTM EBITDA and EV/NTM EBITDA multiples for the preceding 6-month period ending February 7, 2024.

The results of these calculations are summarized as follows:

EV/LTM EBITDA Multiples
	Current	5 Years	3 Years	1 Year	6 Months
Masonite	6.8x	7.3x	6.8x	6.5x	6.5x
Selected Companies	8.6x	8.7x	8.1x	7.5x	7.6x

EV/NTM EBITDA Multiples
	Current	5 Years	3 Years	1 Year	6 Months
Masonite	6.4x	6.7x	6.3x	6.3x	6.2x
Selected Companies	8.5x	8.3x	7.7x	7.7x	7.7x

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Masonite or Owens Corning or the contemplated transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs providing its opinion to the Board of Directors as to the fairness from a financial point of view to the holders (other than Owens Corning and its affiliates) of Masonite common shares, as of the date of the opinion, of the Per Share Arrangement Consideration to be paid to such holders pursuant to the Arrangement Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Masonite, Owens Corning, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The Per Share Arrangement Consideration was determined through arm’s-length negotiations between Masonite and Owens Corning and was approved by the Board of Directors. Goldman Sachs did not recommend any specific amount of consideration to Masonite or the Board of Directors or that any specific amount of consideration constituted the only appropriate consideration for the Arrangement.

As described above, Goldman Sachs’ opinion to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the Arrangement Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex E.

Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Masonite, Owens Corning, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Arrangement Agreement. Goldman Sachs acted as financial advisor to Masonite in connection with, and participated in certain of the negotiations leading to, the Arrangement. During the two-year period ended February 8, 2024, Goldman Sachs Investment Banking has not been engaged by Masonite or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended February 8, 2024, Goldman Sachs Investment Banking has not been engaged by Owens Corning or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Masonite, Owens Corning and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.

The Board of Directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Arrangement. Pursuant to a letter agreement dated June 28, 2023, Masonite engaged Goldman Sachs to act as its financial advisor in connection with the Arrangement. The engagement letter between Masonite and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $35 million, all of which is contingent upon consummation of the Arrangement. In addition, Masonite has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Opinion of Jefferies LLC

Masonite has retained Jefferies as a financial advisor to Masonite in connection with the Arrangement. In connection with this engagement, the Board of Directors requested that Jefferies evaluate the fairness, from a financial point of view, of the Per Share Arrangement Consideration to be received in the Arrangement by holders of Masonite common shares (other than, as applicable, Owens Corning, Purchaser and their respective affiliates) pursuant to the Arrangement Agreement. At a meeting of the Board of Directors held on February 8, 2024 to evaluate the Arrangement, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated February 8, 2024, to the Board of Directors to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Per Share Arrangement Consideration to be received in the Arrangement by holders of Masonite common shares (other than, as applicable, Owens Corning, Purchaser and their respective affiliates) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders.

The full text of Jefferies’ opinion, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex F to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Board of Directors (in its capacity as such) in its evaluation of the Per Share Arrangement Consideration from a financial point of view and did not address any other aspect of the Arrangement or any other matter. Jefferies’ opinion did not address the relative merits of the Arrangement or other transactions contemplated by the Arrangement Agreement as compared to any alternative transaction or opportunity that might be available to Masonite, nor did it address the underlying business decision by Masonite to engage in the Arrangement. Jefferies’ opinion did not constitute a recommendation as to how the Board of Directors, and does not constitute a recommendation as to how any securityholder, should vote or act with respect to the Arrangement or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.

In arriving at its opinion, Jefferies, among other things:

•	reviewed a draft, dated February 8, 2024, of the Arrangement Agreement;

•	reviewed certain publicly available financial and other information regarding Masonite;

•

reviewed certain information furnished to Jefferies by the management of Masonite relating to the business, operations and prospects of Masonite, including certain financial forecasts and estimates provided to or discussed with Jefferies by the management of Masonite;

•

held discussions with members of the senior management of Masonite regarding the business, operations and prospects of Masonite and the other matters described in the second and third bullets immediately above;

•	reviewed the stock trading price history and implied trading multiples for Masonite and certain publicly traded companies that Jefferies deemed relevant in evaluating Masonite;

•	reviewed, to the extent publicly available, financial terms of certain transactions that Jefferies deemed relevant in evaluating the Arrangement; and

•	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In its review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Masonite or that was publicly available to Jefferies (including, without limitation, the information described above) or otherwise reviewed by Jefferies. Jefferies relied on assurances of the management and other representatives of Masonite that they were not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. Jefferies did not make nor did it obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did Jefferies conduct a physical inspection of any of the properties or facilities, of Masonite or any other entity and Jefferies was not furnished with, and assumed no responsibility to obtain or conduct, any such evaluations, appraisals or physical inspections. Jefferies also did not evaluate the solvency or fair value of Masonite or any other entity under any state, provincial or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Jefferies’ analyses and opinion did not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting Masonite or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was advised, and assumed, that the financial forecasts and estimates relating to Masonite that Jefferies was directed to utilize for purposes of its analyses and opinion were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Masonite as to, and were an appropriate basis upon which to evaluate, the future financial performance of Masonite and the other matters covered thereby. Jefferies expressed no opinion as to any financial forecasts or estimates or the assumptions on which they were based.

Jefferies relied upon the assessments of the management of Masonite as to, among other things, (a) the potential impact on Masonite of market, competitive, seasonal, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the building products industry, including the sectors and geographic regions in which Masonite operates, and the availability and pricing of commodities, raw materials and finished goods, which are subject to significant volatility and which, if different than as assumed, could have a material impact on Jefferies’ analyses or opinion, (b) Masonite’s anticipated divestiture and completed acquisitions, including financial and other aspects involved and the ability to integrate acquired businesses and realize the potential benefits thereof, (c) the existing and future products and intellectual property of Masonite, and (d) Masonite’s existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, transportation providers and other commercial relationships. Jefferies assumed that there would not be any developments with respect to any such matters that would have an adverse effect on Masonite or the Arrangement or that otherwise would be meaningful in any respect to Jefferies’ analyses or opinion.

Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing, and which could be evaluated, as of the date of Jefferies’ opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after the date of its opinion. As the Board of Directors was aware, the credit, financial and stock markets and the industry and sectors in which Masonite operates have experienced and may continue to experience volatility and disruptions and Jefferies expressed no view or opinion as to any potential effects of such volatility or disruptions on Masonite or the Arrangement.

Jefferies made no independent investigation of, and Jefferies expressed no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Masonite or the Arrangement and Jefferies assumed the correctness in all respects meaningful to its analyses and opinion of all legal, regulatory, accounting and tax advice given to Masonite and/or the Board of Directors, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Masonite or the Arrangement and legal, regulatory, accounting and tax consequences to Masonite or its securityholders of the terms of, and transactions contemplated by, the Arrangement Agreement. Jefferies also assumed that the Arrangement would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Arrangement or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on Masonite or the Arrangement or that otherwise would be meaningful in any respect to Jefferies’ analyses or opinion. Jefferies assumed that the final Arrangement Agreement, when signed by the parties thereto, would not differ from the draft reviewed by Jefferies in any respect meaningful to Jefferies’ analyses or opinion.

As the Board of Directors was aware, in connection with Jefferies’ engagement, Jefferies was not requested to, and Jefferies did not, solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Masonite or any alternative transaction. Jefferies’ opinion did not address the relative merits of the Arrangement or other transactions contemplated by the Arrangement Agreement as compared to any alternative transaction or opportunity that might be available to Masonite, nor did it address the underlying business decision by Masonite to engage in the Arrangement or the terms of the Arrangement Agreement, including the form or structure of Arrangement or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the Arrangement or otherwise. Jefferies’ opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the Per Share Arrangement Consideration to be received by holders of Masonite common shares (to the extent expressly specified in such opinion), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) which may distinguish such holders or the securities of Masonite held by such holders, and Jefferies’ opinion did not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of Masonite or otherwise. Jefferies was not asked to, and its opinion did not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of Masonite or any other party. Furthermore, Jefferies expressed no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the Arrangement relative to the Per Share Arrangement Consideration or otherwise. Jefferies also expressed no view or opinion as to the prices at which Masonite common shares or any other securities of Masonite may trade or otherwise be transferable at any time, including following announcement or consummation of the Arrangement. The issuance of Jefferies’ opinion was authorized by Jefferies’ fairness committee.

In connection with rendering its opinion to the Board of Directors, Jefferies performed a variety of financial and comparative analyses, including those described below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies and selected precedent transactions analyses summarized below, no company or transaction used as a comparison was identical or directly comparable to Masonite or the Arrangement. These analyses necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies or transactions concerned.

Jefferies believes that its analyses and the summary below must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

The estimates of the future performance of Masonite in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Masonite. Estimates of the financial value of companies or businesses do not purport to be appraisals or necessarily reflect the prices at which companies, businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of Masonite or its businesses or securities.

The Per Share Arrangement Consideration was determined through negotiations between Masonite and Owens Corning, and the decision by Masonite to enter into the Arrangement Agreement was solely that of the Board of Directors. Jefferies’ opinion and financial analyses were only one of many factors considered by the Board of Directors in its evaluation of the Per Share Arrangement Consideration and should not be viewed as determinative of the views of the Board of Directors or Masonite’s management with respect to the Arrangement or the Per Share Arrangement Consideration.

Financial Analyses

The summary of the financial analyses described in this section entitled “—Financial Analyses” is a summary of the material financial analyses reviewed with the Board of Directors and performed by Jefferies in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. For purposes of the analyses described below, Masonite was evaluated pro forma for an anticipated divestiture and certain completed acquisitions and approximate implied per share equity value reference ranges derived from the financial analyses and certain additional information described below were rounded to the nearest $1.00.

Selected Public Companies Analysis. Jefferies reviewed publicly available financial, stock market and operating information of Masonite and the following five selected publicly traded companies with operations in the building products industry that Jefferies considered generally relevant for purposes of analysis (collectively, the “selected companies”):

•	American Woodmark Corporation

•	Fortune Brands Innovations, Inc.

•	JELD-WEN Holding, Inc.

•	MasterBrand, Inc.

•	Owens Corning

Jefferies reviewed enterprise values of the selected companies, calculated as fully diluted equity values based on closing stock prices on February 7, 2024 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents, as a multiple of calendar year 2024 estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”). Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data of Masonite was based on publicly available research analysts’ estimates, public filings and financial forecasts and estimates of the management of Masonite.

The overall low to high calendar year 2024 estimated EBITDA multiples observed for the selected companies was 6.5x to 12.3x (with a mean of 8.0x and a median of 7.0x). Jefferies noted that the calendar year 2024 estimated EBITDA multiple observed for Masonite was 6.9x based both on publicly available research analysts’ estimates (adjusted for an anticipated divestiture by Masonite) and financial forecasts and estimates of the management of Masonite. Jefferies then applied a selected range of calendar year 2024 estimated EBITDA multiples derived from the selected companies of 6.5x to 7.5x to corresponding data of Masonite based on financial forecasts and estimates of the management of Masonite. This analysis indicated the following approximate implied per share equity value reference range for Masonite, as compared to the Per Share Arrangement Consideration:

Implied Equity Value Per Share Reference Range	Per Share Arrangement Consideration
$87.00 - $106.00	$133.00

Selected Precedent Transactions Analysis. Jefferies reviewed, among other things, financial information for the following 11 selected transactions involving target companies with operations in the building products industry that Jefferies considered generally relevant for purposes of analysis (collectively, the “selected transactions”):

Announced	Acquiror	Target
January 2024	• MIWD Holding Company LLC (MITER Brands)	• PGT Innovations, Inc.
December 2022	• Fortune Brands Home & Security, Inc.	• ASSA ABLOY, Inc.’s Hardware and Smart Locks Businesses
March 2022	• Clayton, Dubilier & Rice, LLC	• Cornerstone Building Brands, Inc.
January 2022	• Strategic Value Partners, LLC	• Associated Materials LLC
December 2021	• 3G Capital	• Hunter Douglas N.V.
June 2021	• Westlake Chemical Corporation	• Boral Limited’s North American Building Products Business
November 2020	• Fortune Brands Home & Security, Inc.	• LARSON Manufacturing
November 2019	• ACProducts Incorporated	• Masco Corporation’s Masco Cabinetry Business
January 2018	• Clayton, Dubilier & Rice, LLC	• Atrium Windows and Doors, Inc.
January 2018	• Clayton, Dubilier & Rice, LLC	• Ply Gem Holdings, Inc.
December 2017	• American Woodmark Corporation	• RSI Home Products, Inc.

Jefferies reviewed transaction values of the selected transactions, calculated as the enterprise values implied for the target companies based on the consideration paid in the selected transactions, as a multiple of such target companies’ latest 12 months EBITDA as reported prior to or as of the applicable announcement date of such transactions. Financial data of the selected transactions were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data of Masonite was based on public filings and financial forecasts and estimates of the management of Masonite.

The overall low to high latest 12 months EBITDA multiples observed for the selected transactions was 6.6x to 11.0x (with a mean and median of 9.1x). Jefferies applied a selected range of latest 12 months EBITDA multiples derived from the selected transactions of 8.0x to 10.0x to the calendar year 2023 estimated EBITDA of Masonite. This analysis indicated the following approximate implied per share equity value reference range for Masonite, as compared to the Per Share Arrangement Consideration:

Implied Equity Value Per Share Reference Range	Per Share Arrangement Consideration
$121.00 - $160.00	$133.00

Discounted Cash Flow Analysis. Jefferies performed a discounted cash flow analysis of Masonite by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Masonite was forecasted to generate during Masonite’s fiscal years 2024 through 2028 based on financial forecasts and estimates of the management of Masonite. For purposes of this analysis, stock-based compensation was treated as a cash expense. The implied terminal value of Masonite was derived by applying a selected range of perpetuity growth rates of 1.5% to 2.5% to Masonite’s unlevered after-tax free cash flow for fiscal year 2028. The present values (as of December 31, 2023) of the cash flows and terminal values were then calculated using a selected range of discount rates of 11.5% to 12.5%. This analysis indicated the following approximate implied per share equity value reference range for Masonite, as compared to the Per Share Arrangement Consideration:

Implied Equity Value Per Share Reference Range	Per Share Arrangement Consideration
$129.00 - $162.00	$133.00

Certain Additional Information

Jefferies observed certain additional information that was not considered part of Jefferies’ financial analysis with respect to its opinion but was noted for informational purposes, including the implied premiums paid or proposed to be paid in selected mergers and acquisition transactions announced from January 1, 2018 through February 7, 2024 with transaction values of $500 million to $5 billion involving target companies publicly traded in the U.S. or Canada; applying a selected range of implied premiums of approximately 14.3% to 43.9% (reflecting the overall 25th and 75th percentile implied premiums derived from such transactions based on the closing stock prices of the target companies involved in such transactions 30 calendar days prior to public announcement of such transactions) to the closing price of Masonite common shares on February 7, 2024 of $95.26 per share indicated an approximate implied equity value reference range for Masonite of approximately $109.00 per share to $137.00 per share.

Miscellaneous

Masonite has agreed to pay Jefferies for its financial advisory services in connection with the Arrangement a fee of $5 million payable upon delivery of Jefferies’ opinion (which fee is not contingent upon consummation of the Arrangement). In addition, Masonite agreed to reimburse Jefferies for expenses, including fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.

As the Board of Directors was aware, Jefferies and its affiliates in the past have provided, and in the future may provide, certain financial advisory or financing services to Masonite unrelated to the Arrangement, for which services Jefferies and its affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date of Jefferies’ opinion, having acted as financial advisor to Masonite in connection with a potential acquisition transaction for which financial advisory services Jefferies received a fee of approximately $17.5 million. Although Jefferies and its affiliates had not provided financial advisory or financing services to Owens Corning during the two-year period prior to the date of Jefferies’ opinion for which

Jefferies and its affiliates received compensation, Jefferies and its affiliates in the future may provide such services to Owens Corning and/or its affiliates for which services Jefferies and/or its affiliates would expect to receive compensation. In the ordinary course of business, Jefferies and its affiliates may trade or hold securities or financial instruments (including loans and other obligations) of Masonite, Owens Corning and/or their respective affiliates for Jefferies’ own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities or financial instruments.

Jefferies was selected as a financial advisor to Masonite in connection with the Arrangement because, among other things, Jefferies is an internationally recognized investment banking firm with substantial experience in merger and acquisition transactions and based on its familiarity with Masonite and its business. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Management Projections

Masonite does not, as a matter of course, publicly disclose long-term consolidated forecasts as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Arrangement, Masonite’s management, at the request of the Board of Directors, provided the Board of Directors, Goldman Sachs, Jefferies and Owens Corning and its advisors with certain non-public, unaudited prospective financial information for the fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2028 (collectively, the “Management Projections”) reflecting Masonite’s management’s best then-available estimates and judgments of the future financial performance of Masonite for such periods. The Management Projections were prepared on a standalone basis and do not take into account any of the transactions contemplated by the Arrangement Agreement, including any costs incurred in connection with the Arrangement, or any changes to Masonite’s operations or strategy that may be implemented after the completion of the Arrangement. As a result, actual results likely will differ, and may differ materially, from those contained in the Management Projections. You should note that the Management Projections constitute forward-looking statements.

Masonite’s management provided the Management Projections to the Board of Directors in connection with its evaluation of the Arrangement and to each of Goldman Sachs and Jefferies for their use and reliance as the basis for their respective financial analyses and opinions, as described in more detail in the sections of this proxy statement captioned “—Opinion of Goldman Sachs LLC” and “—Opinion of Jefferies LLC.” A summary of the Management Projections is included in this proxy statement solely to give Masonite shareholders access to certain non-public information that was provided to the Board of Directors, Goldman Sachs, Jefferies and Owens Corning and its advisors and is not included in this proxy statement to influence any Masonite shareholder to vote for the Arrangement Resolution, to vote against the Arrangement Resolution, or for any other purpose. The inclusion of this information should not be regarded as an indication that any of Masonite or its affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.

While presented with numerical specificity, the Management Projections reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Masonite, including, among others, Masonite’s assumptions about supply chain constraints, manufacturing capacity, commodity prices, production and sales volume levels, operating results, competitive conditions, availability of capital resources, levels of capital expenditures, other contractual obligations, inflation and the supply of and demand for its products, as well as the other matters described in the section of this proxy statement captioned “Forward-Looking Statements.” The Management Projections reflect both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Masonite can give no assurance that the Management Projections and the underlying estimates and assumptions will be realized. In addition, since the Management Projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. This information constitutes “forward-looking statements” and actual results may differ materially and adversely from those projected. See the section of this proxy statement captioned “Forward-Looking Statements.”

The Management Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with U.S. generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the Public Company Accounting Oversight Board for preparation and presentation of prospective financial information. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Management Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Management Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Neither Masonite’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Management Projections, nor have they expressed any opinion or any other form of assurance on such information or their achievability. The report of the independent registered public accounting firm to Masonite contained in its Annual Report on Form 10-K for the year ended December 31, 2023 relates to historical financial information of Masonite, and such report does not extend to the projections included below and should not be read to do so.

Furthermore, the Management Projections do not take into account any circumstances or events occurring after the date on which they were prepared. Masonite can give no assurance that, had the Management Projections been prepared as of the date of this proxy statement, similar estimates and assumptions would be used. Except as required by applicable law, Masonite does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Management Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be inappropriate or to reflect changes in general economic or industry conditions. The Management Projections do not take into account all the possible financial and other effects of the Arrangement on Masonite, the effect on Masonite of any business or strategic decision or action that has been or will be taken as a result of the Arrangement Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Arrangement Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Arrangement. Further, the Management Projections do not take into account the effect on Masonite of any possible failure of consummation of the Arrangement. None of Masonite or its affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Masonite shareholder or any other person regarding Masonite’s ultimate performance compared to the information contained in the Management Projections or to the effect that the forecasted results will be achieved. The inclusion of the Management Projections herein should not be deemed an admission or representation by Masonite or its affiliates, officers, directors, advisors or other representatives or any other person that the Management Projections are viewed as material information of Masonite, particularly in light of the inherent risks and uncertainties associated with such forecasts.

In light of the foregoing, as well as the uncertainties inherent in any forecasted information, Masonite shareholders are cautioned not to place undue reliance on such information, and Masonite urges all of its shareholders to review its most recent SEC filings for a description of Masonite’s reported financial results.

The Management Projections are based on various assumptions, including, but not limited to, the following principal assumptions:

•	Revenue and expenses for the years 2024 through 2028 per Masonite’s 2024 budget and five-year forecast;

•	Completion of a sale of Masonite’s Architectural segment;

•	Pro forma contribution of the recently-acquired Fleetwood Aluminum Products LLC;

•	Impact on Masonite of macroeconomic factors and industry conditions, including developments in the housing markets and resulting impact on end-market demand; and

•

Masonite’s management’s expectations related to, among other things, (a) product pricing, volume and composition, (b) cost inflation, (c) working capital, (d) an assumed cyclical reduction in product pricing and volume in the projected period based on historical trends, industry forecasts and management’s judgment, and (e) Masonite’s ability to invest in attractive capital expenditure and acquisition opportunities and optimize manufacturing capacity.

The following table summarizes the Management Projections for the fiscal years 2024 through 2028 ($ in millions, unless otherwise stated):

Management Projections

U.S. dollars in millions (unaudited)	2024F	2025F	2026F	2027F	2028F
Revenue	2,523	2,870	3,285	3,625	3,849
Adjusted EBITDA(1)	425	522	653	763	852
Capital Expenditures	(140)	(138)	(140)	(123)	(116)

(1)

Adjusted EBITDA means Masonite’s net earnings, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: tax, interest payments, depreciation and amortization, and other items, and before stock-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and does not measure net income or net cash provided by operating activities as determined by GAAP.

MASONITE DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH MANAGEMENT PROJECTIONS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Interests of Masonite’s Executive Officers and Directors in the Arrangement

In considering the recommendation of the Board of Directors that Masonite shareholders adopt the Arrangement Agreement, Masonite shareholders should be aware that the executive officers and directors of Masonite have certain interests in the Arrangement that may be different from, or in addition to, the interests of Masonite shareholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Arrangement Resolution and the transactions contemplated hereby, including the Arrangement, and in making their recommendation that Masonite shareholders approve the Arrangement Resolution.

For purposes of this disclosure, Masonite’s named executive officers are:

•	Howard C. Heckes, President and Chief Executive Officer

•	Russell T. Tiejema, Executive Vice President and Chief Financial Officer

•	Christopher O. Ball, President, Global Residential

•	Randal A. White, Senior Vice President, Global Operations and Supply Chain

•	Robert A. Paxton, Senior Vice President, Human Resources

Masonite’s executive officers consist of its named executive officers, as well as Alexander A. Legall (Senior Vice President, Business Leader, Architectural), James C. Pelletier (Senior Vice President, General Counsel and Corporate Secretary) and Katie Shellabarger (Vice President, Chief Accounting Officer).

Certain Assumptions

Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

•

The Effective Time as referenced in this section occurs on March 19, 2024 (the “Assumed Effective Date”), which is the assumed date of the Effective Time solely for purposes of the disclosure in this section;

•	The Per Share Arrangement Consideration is $133.00; and

•

The employment of each executive officer of Masonite was terminated by Owens Corning or its affiliates without cause or due to the executive officer’s resignation for good reason (each a “qualifying termination”), in either case immediately following the Arrangement and on the Assumed Effective Date.

The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described above, and do not reflect certain compensation actions that may occur before completion of the Arrangement.

Treatment of Masonite Equity Awards

Each Masonite RSU Award and each Masonite PRSU Award that is held by an employee and does not vest on or prior to the Effective Time by its terms will be exchanged at the Effective Time for an Owens Corning RSU Award subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time, with the number of shares of Owens Corning common stock underlying such Owens Corning RSU Award equal to the product, rounded to the nearest whole share, obtained by multiplying (a) the number of Masonite common shares underlying the Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time by (b) the Equity Award Exchange Ratio. All Masonite RSU Awards and Masonite PRSU Awards that vest on or prior to the Effective Time or are held by an individual who is not an employee will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each Masonite common share subject to such Masonite RSU Award or Masonite PRSU Award. All Masonite RSU Awards held by non-employee directors will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each Masonite common share subject to such Masonite RSU Award.

The number of Masonite common shares subject to Masonite PRSU Awards will be determined (a) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (b) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Masonite PRSU Awards that do not have a target level, such performance goals will be deemed fully satisfied).

The equity award agreements governing the Masonite RSU Awards provide that the vesting of awards assumed or substituted by an acquirer in a change in control would accelerate in full upon the holder’s qualifying termination within 30 days prior to or two years following a change in control (or the holder’s termination without cause prior to a change in control at the request of a third party or otherwise in anticipation of a change in control).

Each Masonite SAR Award will be canceled at the Effective Time in exchange for a cash payment in respect of each share of Masonite common stock subject to such Masonite SAR Award equal to the excess (if any) of the Per Share Arrangement Consideration over the applicable exercise price.

See the sections of this proxy statement captioned “—Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement” for the estimated value of each named executive officer’s unvested Masonite’s equity awards. Based on the assumptions described above under the section of this proxy statement captioned “—Certain Assumptions,” the estimated aggregate value of the unvested Masonite equity awards held by (a) Masonite’s other executive officers that would vest upon a qualifying termination is $5,386,198 and (b) Masonite’s nonemployee directors that would vest at the Effective Time is $1,263,766.

Treatment of Annual Bonus

Under the terms of the Arrangement Agreement, if the Effective Time occurs prior to the date that finalized results are available in respect of fiscal year 2024, Owens Corning will pay annual incentives with respect to fiscal year 2024 no later than the time Masonite has historically paid annual incentives based upon the greater of (a) 50% of target performance and (b) actual performance, as determined by Owens Corning in good faith, except that in the case of an employee who experiences a qualifying termination on or before December 31, 2024, performance for fiscal year 2024 will be deemed achieved at 100% of target and such bonus will be prorated based on the number of days of such employee’s employment during fiscal year 2024 and paid promptly following the execution of a release of claims.

See the section of this proxy statement captioned “—Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement” for the estimated amount of the prorated bonus payment that each of Masonite’s named executive officers would receive under the terms of the Arrangement Agreement. Based on the assumptions described above under the section of this proxy statement captioned “—Certain Assumptions,” the estimated aggregate value of the prorated bonus payment to Masonite’s other executive officers is $143,120.

Employment Agreements

Masonite is party to an employment agreement with each of its executive officers (other than Ms. Shellabarger). Under the employment agreements (taking into account certain modifications that Masonite is permitted to adopt under the Arrangement Agreement), upon a qualifying termination, including due to the employer’s non-renewal of the employment agreement, within two years following a change in control (or a termination without cause prior to a change in control at the request of a third party or otherwise in anticipation of a change in control), an executive officer would be entitled to:

•

Cash Severance. A cash severance payment equal to two times the sum of (a) the executive officer’s annual base salary and (b) the greater of (x) the average annual bonus paid to the executive officer with respect to the two fiscal years immediately prior to the fiscal year in which the termination occurs (annualizing any payments for partial years) and (y) the executive officer’s target annual bonus opportunity as of the date of termination (or, if greater, as of immediately prior to the change in control), payable in a lump sum.

•

Prorated Bonus. A prorated annual bonus for the fiscal year in which the date of termination occurs, based on the executive officer’s target annual bonus opportunity as of the date of termination (or, if greater, as of immediately prior to the change in control) and payable at the same time as the severance payment in a lump sum.

•

Health Benefits. Continued medical, dental and hospitalization insurance coverage for 24 months following termination on the same terms and conditions as if the executive officer had remained employed for such period.

•

Financial and Tax Planning. Continued financial and tax planning assistance (up to $10,000 per year) for 24 months following termination on the same terms and conditions as if the executive officer had remained employed for such period.

The foregoing termination benefits are generally subject to the executive officer’s execution of a release of claims and compliance with the restrictive covenants set forth in the employment agreement, including confidentiality (both during and after employment for a perpetual period), non-solicitation of customers and employees and non-competition for a period of 24 months after employment (in the case of Mr. Pelletier, his employment agreement does not contain non-competition or non-solicitation of customers covenants). If the compensation and benefits payable to an executive officer would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such amounts shall either be paid in full or reduced to the level that would avoid application of the excise tax, whichever would place the executive officer in a better after-tax position. If it is determined that the Effective Time is not reasonably expected to occur in 2024, Masonite may accelerate the income otherwise payable to such individual in the ordinary course of business not later than March 31, 2025 into December 2024.

As noted above, Ms. Shellabarger is not party to an employment agreement with Masonite. In the event of her termination of employment without cause under Masonite’s existing severance arrangements, she would be eligible for severance compensation equal to 26 weeks of base salary.

See the section of this proxy statement captioned “—Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement” for the estimated amounts that each of Masonite’s named executive officers would receive under his employment agreement. Based on the assumptions described above under the section of this proxy statement captioned “—Certain Assumptions,” the estimated aggregate value of the termination benefits to Masonite’s other executive officers under their employment agreements or, in the case of Ms. Shellabarger, under Masonite’s existing severance arrangements (other than the prorated bonus which is described and quantified above) is $3,439,471.

Potential Employment Arrangements with Owens Corning

Any of Masonite’s executive officers who become officers or employees or who otherwise are retained to provide services to Owens Corning or its affiliates may, prior to, on, or following the Effective Time, enter into new compensation arrangements with Owens Corning or its affiliates. As of the date of this proxy statement, no new individualized compensation arrangements between Masonite’s executive officers and Owens Corning or its affiliates have been established.

Indemnification and Insurance

Pursuant to the terms of the Arrangement Agreement, Masonite’s directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of six years following the effective time under directors’ and officers’ liability insurance policies from Masonite. This indemnification and insurance coverage is further described in the section of this proxy statement captioned “The Arrangement Agreement—Directors and Officers Indemnification and Insurance.”

Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement

The information set forth in the table below is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each named executive officer of Masonite that is based on, or otherwise relates to, the Arrangement. For additional details regarding the terms of the payments and benefits described below, see the discussion under the section of this proxy statement captioned “The Arrangement—Interests of Masonite’s Executive Officers and Directors in the Arrangement.”

The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before completion of the Arrangement. Such amounts are based on the assumptions described above under the section of this proxy statement captioned “—Certain Assumptions.”

For purposes of this disclosure, “single trigger” refers to payments and benefits that arise solely as a result of the completion of the Arrangement and “double trigger” refers to payments and benefits that require the completion of the Arrangement and a qualifying termination.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Howard C. Heckes	5,249,876	17,004,694	20,653	22,275,223
Russell T. Tiejema	2,392,547	5,084,635	57,269	7,534,451
Christopher O. Ball	2,362,791	4,339,589	58,070	6,760,450
Randal A. White	1,901,033	3,035,089	58,070	4,994,192
Robert A. Paxton	1,797,500	3,161,817	58,070	5,017,387

1.

Cash. Upon a qualifying termination, each of the named executive officers is eligible for cash severance benefits under his employment agreement consisting of (a) a cash severance payment equal to two times the sum of (i) the executive officer’s annual base salary and (ii) the greater of (x) the average annual bonus paid to the executive officer with respect to the two fiscal years immediately prior to the fiscal year in which the termination occurs (annualizing any payments for partial years) and (y) the executive officer’s target annual bonus opportunity as of the date of termination (or, if greater, as of immediately prior to the change in control), payable in a lump sum; and (b) a prorated annual bonus for the fiscal year in which the date of termination occurs, based on the executive officer’s target annual bonus opportunity as of the date of termination (or, if greater, as of immediately prior to the change in control) and payable at the same time as the severance payment. All of such payments are “double-trigger.” The estimated amount of each such payment is shown in the following table:

Named Executive Officer	Severance ($)	Prorated Bonus ($)
Howard C. Heckes	4,984,540	265,336
Russell T. Tiejema	2,294,898	97,649
Christopher O. Ball	2,265,984	96,807
Randal A. White	1,828,077	72,956
Robert A. Paxton	1,733,523	63,977

2.

Equity. Each Masonite RSU Award and Masonite PRSU Award that is held by an employee and does not vest on or prior to the Effective Time by its terms will be exchanged at the Effective Time for a time-vesting Owens Corning RSU Award subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time, with the number of shares of Owens Corning common stock underlying such Owens Corning RSU Award equal to the product, rounded to the nearest whole share, obtained by multiplying (a) the number of Masonite common shares underlying the Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time by (b) the Equity Award Exchange Ratio. The number of Masonite common shares subject to Masonite PRSU Awards will be determined (a) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (b) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Masonite PRSU Awards that do not have a target level, such performance goals will be deemed fully satisfied). Each Masonite RSU Award held by an executive officer is “double-trigger”. The equity award agreements governing the Masonite RSU Awards provide that the vesting of awards assumed or substituted by an acquirer in a change in control would accelerate in full upon the holder’s qualifying termination within 30 days prior to or two years following a change in control (or the holder’s termination without cause prior to a change in control at the request of a third party or otherwise in anticipation of a change in control). Each Masonite SAR Award will be canceled at the Effective Time in exchange for a cash payment in respect of each share of Masonite common stock subject to such Masonite SAR Award equal to the excess (if any) of the Per Share Arrangement Consideration over the applicable exercise price. Each Masonite SAR Award held by an executive officer is “single-trigger”. For further details regarding the treatment of Masonite equity awards in connection with the Arrangement (including the payout level for Masonite PRSU Awards), see the section of this proxy statement captioned “—Treatment of Outstanding Equity Awards.” The estimated values of such unvested awards are shown in the following table:

Named Executive Officer	Company Time-Based RSU Awards ($)	Company Performance-Based RSU Awards ($)	Company SAR Awards ($)
Howard C. Heckes	6,124,655	10,311,466	568,573
Russell T. Tiejema	1,488,210	3,454,839	141,586
Christopher O. Ball	1,435,365	2,775,947	128,277
Randal A. White	826,896	2,127,206	80,987
Robert A. Paxton	894,401	2,181,888	85,528

3.

Perquisites/Benefits. Upon a qualifying termination, each of the named executive officers is eligible under his employment agreement for benefits or perquisites consisting of (a) continued medical, dental and hospitalization insurance coverage and (b) continued financial and tax planning assistance (up to $10,000 per year), in each case, for 24 months following termination on the same terms and conditions as if the executive officer had remained employed for such period. All such benefits are “double trigger.”

For additional information, see the section of this proxy statement captioned “—Employment Agreements.” The estimated value of such benefits is shown in the following table:

Named Executive Officer	Health Benefits ($)	Financial and Tax Planning ($)
Howard C. Heckes	653	20,000
Russell T. Tiejema	37,269	20,000
Christopher O. Ball	38,070	20,000
Randal A. White	38,070	20,000
Robert A. Paxton	38,070	20,000

4.

Cutback. The amounts reported in this table do not reflect the impact of the better net after-tax cutback that may apply to the payments and benefits of the named executive officers in the event that the excise tax applicable under Section 4999 of the Internal Revenue Code would otherwise apply. For additional information, see the section of this proxy statement captioned “—Employment Agreements.”

Financing of the Arrangement

Owens Corning intends to fund the aggregate Per Share Arrangement Consideration with a combination of cash on hand and debt financing. On March 1, 2024, Owens Corning entered into the Credit Agreement with the Lenders and MSSF, as administrative agent, pursuant to which the Lenders committed to provide, subject to the satisfaction of customary closing conditions, the Term Facility.

Owens Corning and Purchaser have represented to Masonite that, assuming the Term Facility is funded at or immediately prior to the Effective Time in accordance with the Credit Agreement and the Arrangement is completed in accordance with the terms of the Arrangement Agreement following satisfaction of the conditions precedent thereto, the aggregate proceeds of the Term Facility, together with any cash on hand, available lines of credit and other sources of immediately available funds, will be in an amount sufficient to enable Owens Corning to make the cash portion of the payment of the aggregate consideration payable by Purchaser pursuant to the Plan of Arrangement and any other amounts to be paid by Owens Corning or Purchaser under the Arrangement Agreement or under the Credit Agreement. Owens Corning acknowledges and agrees that the availability of funds (including the Term Facility) will not be a condition to the obligation of Owens Corning or Purchaser to consummate the transactions contemplated by the Arrangement Agreement.

Under the Arrangement Agreement, Owens Corning and Purchaser have agreed to use their commercially reasonable efforts to (a) maintain in effect the Credit Agreement (subject to any amendment, supplement, replacement, substitution, termination or other modification or waiver that is not prohibited by the Arrangement Agreement), (b) satisfy, or obtain a waiver thereof, on a timely basis all conditions to funding the Term Facility, (c) assuming that all conditions to funding contained in the Credit Agreement have been satisfied, consummate the funding of the Term Facility at or prior to the Effective Time, and (d) to the extent the Lenders do not fund the Tern Facility in accordance with the terms of the Credit Agreement, enforce their rights under the Credit Agreement.

Owens Corning has also agreed to keep Masonite reasonably informed with respect to all material activity concerning the status of the Term Facility and shall give Masonite notice of any material adverse change with respect to the Term Facility as promptly as practicable, including prompt notice (a) of the termination, repudiation, rescission, cancellation or expiration of the Credit Agreement, (b) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by any party to the Credit Agreement, in each case of which Owens Corning or Purchaser becomes aware, (c) of the receipt of any written notice or other written communication, in each case received from any financing party with respect to any (i) breach of Owens Corning’s or Purchaser’s obligations under the Credit Agreement, or actual or potential default, termination or repudiation by any party to the Credit Agreement or (ii) material dispute between or among any parties to the Credit Agreement, and (d) of the receipt of any written notice or other written communication on the basis of which Owens Corning expects that a party to the Credit Agreement will fail to fund the Term Facility or is reducing the amount of the Term Facility.

Owens Corning has the right from time to time to amend, supplement, replace, substitute, terminate or otherwise modify or waive its rights under the Credit Agreement, including to (a) add lenders or similar entities who had not executed the Credit Agreement or (b) terminate or reduce any commitments under the Credit Agreement in order to obtain alternative sources of debt financing in lieu of all or a portion of the Term Facility; provided that no such amendment, supplement, replacement, substitution, termination, modification or waiver shall (i) reduce the aggregate amount of available Financing (including by increasing the amount of fees to be paid or original issue discount to less than the amount required to consummate the transactions contemplated by the Arrangement Agreement (when taken together with all cash on hand, available lines of credit and other sources of immediately available funds available to Owens Corning)), (ii) impose new or additional conditions precedent or expand upon the conditions precedent to the Financing as set forth in the existing Commitment Letter, (iii) adversely change the timing of the funding of the Financing in a manner that is reasonably expected to impair, delay or prevent the availability of all or a portion of the Financing or the consummation of the transactions contemplated by the Arrangement Agreement or (iv) otherwise materially adversely affect the ability of Owens Corning to consummate the transactions contemplated by the Arrangement Agreement.

In the event that any portion of the Term Facility necessary for Owens Corning to complete the Arrangement becomes unavailable on the terms and conditions contemplated by the Credit Agreement (other than as a result of Masonite’s breach of any provision of the Arrangement Agreement or failure to satisfy the conditions set forth in the Arrangement Agreement), Owens Corning has agreed to promptly notify Masonite and use commercially reasonable efforts to arrange and obtain, as promptly as practicable following the occurrence of such event, any such portion from alternative sources on terms that (a) taken as whole, are no more adverse to Owens Corning and Purchaser than the existing Commitment Letter (including after giving effect to the market flex provisions), (b) do not impose new or additional conditions precedent or expand upon the conditions precedent to the Financing set forth in the existing Commitment Letter and (c) do not reduce the aggregate amount of available Financing to less than the amount required to consummate the transactions contemplated by the Arrangement Agreement. Notwithstanding anything to the contrary contained in the Arrangement Agreement, in no event shall Owens Corning or its affiliates be required to pay any fees or any interest rates applicable to any alternative financing in excess of those contemplated by the Commitment Letter as in effect on the date hereof (including the market flex provisions) or agree to any term (including the market flex provisions) less favorable to Owens Corning than such term contained in the Commitment Letter as in effect on the date hereof(including the market flex provisions).

Closing and Effective Time

Unless another time or date is agreed to in writing by Masonite, Owens Corning, and Purchaser, the closing of the Arrangement will take place at the offices of Davis Polk & Wardwell LLP, and the Effective Time shall occur at 8:00 a.m. (New York City time) on the third business day after the satisfaction or waiver of all conditions to completion of the Arrangement (described below under the caption, “The Arrangement Agreement—Conditions to the Arrangement”) (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable party or parties for whose benefit such conditions exist), or on such other time and place as may be agreed upon by Masonite, Owens Corning, and Purchaser in writing.

From and after the Effective Time, the Plan of Arrangement shall have all of the effects provided by applicable law, including the Final Order and the BCBCA.

Canadian Federal Income Tax Considerations

The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Tax Act and the Canadian Tax Regulations thereunder generally applicable to a Holder.

Masonite common shares will generally be considered capital property to a Holder unless the Holder holds or uses or is deemed to hold or use such Masonite common shares in the course of carrying on a business or the Holder acquired or is deemed to have acquired such Masonite common shares in a transaction or transactions considered to be an adventure or concern in the nature of trade.

This summary is based on the facts set out in this proxy statement, the current provisions of the Tax Act and the Canadian Tax Regulations in force as of the date hereof and counsel’s understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) made publicly available in writing prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act or the Canadian Tax Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form, or at all. This summary, except for the Tax Proposals, does not take into account or anticipate any changes in law or the CRA’s administrative practice or policies, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

This summary is not applicable to a Holder: (a) that is a “financial institution” as defined in the Tax Act (for the purposes of the “mark-to-market” rules) contained in the Tax Act); (b) that is a “specified financial institution” as defined in the Tax Act; (c) an interest in which is or would be a “tax shelter investment” within the meaning of the Tax Act; (d) whose “functional currency” for the purposes of the Tax Act is the currency of a country other than Canada; (e) that has entered into or will enter into a “derivative forward agreement” or a “synthetic disposition arrangement” in respect of its Masonite common shares (each as defined in the Tax Act); (f) that (i) is a corporation resident in Canada and (ii) is, or becomes, or does not deal at arm’s length for purposes of the Tax Act with a corporation resident in Canada that is or becomes, as part of a transaction or event or series of transactions or events that includes the acquisition of the Masonite common shares, controlled by a non-resident person, or group of non-resident persons not dealing with each other at arm’s length, for the purposes of the foreign affiliate dumping rules in section 212.3 of the Tax Act; (g) that is exempt from tax under Part I of the Tax Act; or (h) that has acquired any Masonite common shares on the exercise of an option or pursuant to any other equity-based employment compensation plan or otherwise in the course of employment. All such Holders should consult their own tax advisors.

In addition, this summary does not address the tax considerations for holders of Masonite RSU Awards, Masonite PRSU Awards, or Masonite SAR Awards. Holders of such securities should consult with their own tax advisors.

This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Masonite shareholders are urged to consult their own tax advisors for advice regarding the income tax consequences to them of disposing of their Masonite common shares under the Arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.

Where an amount that is relevant in computing a Holder’s Canadian tax results is expressed in a currency other than Canadian currency (including adjusted cost base and proceeds of disposition), such amount must generally be converted to Canadian currency using the rate quoted by the Bank of Canada on the date such amount first arose, or using such other rate of exchange as is acceptable to the Minister of National Revenue (Canada).

Holders Resident in Canada

The following portion of the summary is generally applicable to a Resident Holder.

Certain Resident Holders whose Masonite common shares might not otherwise be considered capital property may, in certain circumstances, make an irrevocable election in accordance with Subsection 39(4) of the Tax Act to have the Masonite common shares and all other “Canadian securities” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made, and in all subsequent taxation years, deemed to be capital property. Resident Holders should consult with their own tax advisors if they contemplate making such an election.

Disposition of Shares under the Arrangement

Under the Arrangement, Resident Holders (other than a Resident Holder who validly exercises Dissent Rights (a “Dissenting Resident Holder”)) will be deemed to assign and transfer their Masonite common shares to Purchaser. Resident Holders will receive the applicable Per Share Arrangement Consideration, as may be adjusted, for each Masonite common share. As a result, the Resident Holder will generally realize a capital gain (or a capital loss) equal to the amount by which the aggregate Per Share Arrangement Consideration, as adjusted, exceeds (or is less than) the total of: (a) the aggregate adjusted cost base to the Resident Holder of such Masonite common shares immediately before the disposition; and (b) any reasonable costs of disposition. The taxation of capital gains and capital losses is discussed below under the caption “The Arrangement—Canadian Federal Income Tax Considerations—Holders Resident in Canada—Taxation of Capital Gains and Capital Losses.”

Dissenting Resident Holders of Shares

A Dissenting Resident Holder will be deemed to have assigned and transferred such Dissenting Resident Holder’s Masonite common shares to Purchaser in consideration for a debt claim against Purchaser for the amount determined under Article 3 of the Plan of Arrangement. Such Dissenting Resident Holder may realize a capital gain (or a capital loss) equal to the amount by which such consideration (other than any portion thereof that is interest awarded by a court) exceeds (or is less than) the total of: (a) the aggregate adjusted cost base of to the Dissenting Resident Holder of such Masonite common shares immediately before the disposition; and (b) any reasonable costs of disposition. The taxation of capital gains and capital losses is discussed below under the caption “The Arrangement—Canadian Federal Income Tax Considerations—Holders Resident in Canada—Taxation of Capital Gains and Capital Losses.”

A Dissenting Resident Holder will be required to include in computing its income for a taxation year any interest awarded by a court in connection with the Arrangement.

Resident Holders who intend to dissent from the Arrangement are urged to consult their own tax advisors.

Taxation of Capital Gains and Capital Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is generally required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in the year. Allowable capital losses for a taxation year in excess of taxable capital gains in that year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years to the extent and in the circumstances described in the Tax Act.

In the case of a Resident Holder that is a corporation, the amount of any capital loss otherwise resulting from the disposition of Masonite common shares may be reduced by the amount of dividends previously received or deemed to be received on the Masonite common shares or on shares substituted for such Masonite common shares, to the extent and under the circumstances prescribed in the Tax Act. Similar rules may apply where a Resident Holder is a partnership or trust of which a corporation, trust or partnership is a member or beneficiary, as the case may be. Resident Holders to whom these rules may be relevant should consult their own tax advisors.

Additional Refundable Tax

A Resident Holder, including a Dissenting Resident Holder, that is throughout the relevant taxation year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional refundable tax on its “aggregate investment income” (as defined in the Tax Act) for the year, which will include taxable capital gains and interest. Certain Tax Proposals tabled in Parliament on November 28, 2023 as Bill C-59 would extend this additional tax and refund mechanism in respect of “aggregate investment income” to a Resident Holder that is a “substantive CCPC” (for purposes of the Tax Act and as defined in the Tax Proposals). Resident Holders should consult their own tax advisors in this regard.

Minimum Tax

Capital gains realized by a Resident Holder that is an individual or trust, other than certain specified trusts, may give rise to minimum tax under the Tax Act. Resident Holders should consult their own advisors with respect to the application of the minimum tax.

Holders Not Resident in Canada

The following portion of the summary is generally applicable to a Non-Resident Holder. This summary does not apply to a Non-Resident Holder that carries on, or is deemed to carry on, an insurance business in Canada and elsewhere or that is an “authorized foreign bank” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.

Disposition of Shares under the Arrangement

A Non-Resident Holder will generally not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the disposition of Masonite common shares to Purchaser under the Arrangement unless such Masonite common shares constitute “taxable Canadian property” to the Non-Resident Holder for purposes of the Tax Act, and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention between Canada and the country in which the Non-Resident Holder is resident.

Provided that the Masonite common shares are listed on a “designated stock exchange” for the purposes of the Tax Act (which includes the NYSE) at the time of disposition, the Masonite common shares generally will not constitute taxable Canadian property to a Non-Resident Holder at such time unless, at any time during the sixty-month period immediately preceding the disposition, (a) 25% or more of the issued shares of any class or series of the capital stock of Masonite were owned by, or belonged to, any combination of (i) the Non-Resident Holder, (ii) Persons with whom the Non-Resident Holder does not deal at arm’s length, and (iii) partnerships in which the Non-Resident Holder or any Person described in (ii) holds an interest directly or indirectly through one or more partnerships; and (b) at such time, more than 50% of the fair market value of such Masonite common shares was derived, directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource property” (as defined in the Tax Act), “timber resource property” (as defined in the Tax Act), or options or interests in respect of, interests in, or for civil law rights in such property, whether or not such property exists. Notwithstanding the foregoing, a Masonite common share may also be deemed to be taxable Canadian property to a Non-Resident Holder for purposes of the Tax Act in certain other circumstances. Non-Resident Holders should consult their own tax advisors as to whether their Masonite common shares constitute “taxable Canadian property” in their own particular circumstances.

If such Masonite common shares are taxable Canadian property to a Non-Resident Holder, a taxable capital gain resulting from the disposition of such Masonite common shares will not be included in computing the Non-Resident Holder’s income for purposes of the Tax Act if the Masonite common shares constitute “treaty-protected property” for the purposes of the Tax Act. Masonite common shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such Masonite common shares would, because of an applicable income tax treaty, be exempt from tax under the Tax Act.

In the event that Masonite common shares constitute taxable Canadian property and are not treaty-protected property to a particular Non-Resident Holder, the tax consequences as described above under the captions “The Arrangement—Canadian Federal Income Tax Considerations—Holders Resident in Canada—Disposition of Shares under the Arrangement” and “The Arrangement—Canadian Federal Income Tax Considerations—Holders Resident in Canada—Taxation of Capital Gains and Capital Losses” will generally apply.

Dissenting Non-Resident Holders

A Non-Resident Holder who validly exercises Dissent Rights (a “Dissenting Non-Resident Holder”) will be deemed to have assigned and transferred such Dissenting Non-Resident Holder’s Masonite common shares to Purchaser in consideration for a debt claim against Purchaser for the amount determined under Article 3 of the Plan of Arrangement.

A Dissenting Non-Resident Holder will generally not be subject to tax under the Tax Act on any capital gain or entitled to deduct any capital loss unless such Masonite common shares constitute “taxable Canadian property” to the Dissenting Non-Resident Holder and do not constitute “treaty-protected property.” See the discussion above under the caption “The Arrangement—Canadian Federal Income Tax Considerations—Holders Not Resident in Canada—Disposition of Shares under the Arrangement.”

Interest paid or deemed to have been paid to a Dissenting Non-Resident Holder will generally not be subject to Canadian withholding tax under the Tax Act, provided that such interest does not constitute participating debt interest.

Non-Resident Holders who intend to dissent from the Arrangement are urged to consult their own tax advisors.

U.S. Federal Income Tax Considerations

The following discussion is a summary of the U.S. federal income tax considerations of the Arrangement generally applicable to U.S. Holders (as defined below) of Masonite common shares whose Masonite common shares are converted into the right to receive cash pursuant to the Arrangement. This discussion is limited to U.S. Holders who hold their Masonite common share as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to Masonite shareholders subject to special rules under the U.S. federal income tax laws, including, for example,:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting with respect to Masonite common shares;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement and other tax deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	holders that hold Masonite common shares as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•	holders (as defined below) whose functional currency is not the U.S. dollar;

•

Partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	persons subject to the alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders that own or have owned (directly, indirectly or constructively) 5% or more of Masonite common shares (by vote or value);

•	holders that received their Masonite common shares pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation;

•	holders that own an equity interest in Owens Corning following the Arrangement;

•	holders that hold their Masonite common shares through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•

persons required to accelerate the recognition of any item of gross income with respect to Masonite common shares as a result of such income being taken into account on an “applicable financial statement”; and

•	holders exercising Dissent Rights.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Masonite common shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partners in partnerships holding Masonite common shares should consult their tax advisors as to the particular tax consequences to them of the Arrangement.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. HOLDERS OF MASONITE COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES RELATING TO THE ARRANGEMENT IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Masonite common shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity or arrangement taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one (1) or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (b) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

In general. Subject to the application of the PFIC rules described below, a U.S. Holder generally will recognize capital gain or loss on the exchange of Masonite common shares for cash pursuant to the Arrangement in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the Masonite common shares surrendered pursuant to the Arrangement. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Masonite common shares. A U.S. Holder’s gain or loss on the disposition of Masonite common shares generally will be characterized as capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Arrangement. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Masonite common shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Masonite common shares.

PFIC Rules. Special U.S. federal income tax rules apply to U.S. persons owning stock in a “passive foreign investment company” (“PFIC”). A non-U.S. corporation, such as Masonite, will be considered a PFIC for any taxable year in which, (a) 75% or more of its gross income is “passive income” or (b) 50% or more of its assets (determined by value on the basis of a quarterly average) are considered “passive assets” (generally, assets that generate passive income).

Masonite believes that it has not been a PFIC for prior taxable years and does not expect to become a PFIC, but because this conclusion is a factual determination that must be made annually, there can be no assurance that Masonite will not be a PFIC for the current taxable year (or, if later, the year in which completion of the Arrangement occurs). If Masonite were to be classified as a PFIC for any taxable year during which a U.S. Holder held Masonite common shares, such classification could result in adverse tax consequences to such U.S. Holder, and U.S. federal income tax consequences different from those described above could apply to the receipt of cash by such U.S. Holder in exchange for Masonite ordinary shares pursuant to the Arrangement. In such event, gain realized by a U.S. Holder would in general not be treated as capital gain. Instead, a U.S. Holder generally would be treated as if it had realized such gain ratably over such U.S. Holder’s holding period in the Masonite common shares, and generally would be taxed at the highest applicable ordinary income tax rate in effect for each such year to which the gain is allocated, together with an interest charge in respect of the tax attributable to each such year. U.S. Holders should consult their tax advisors regarding the potential application of the PFIC rules to their Masonite common shares.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. Holders in connection with the Arrangement.

Backup withholding of tax (currently, at a rate of 24%) generally will apply to the proceeds received by a U.S. Holder pursuant to the Arrangement, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 certifying such U.S. Holder’s correct taxpayer identification number and that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder generally will be allowed as a credit against such U.S. Holder’s U.S. federal income tax liability, if any, and may entitle such U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

MASONITE SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE ARRANGEMENT TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

Regulatory Approvals Required for the Arrangement

The Arrangement is subject to the requirements of the HSR Act, which prevents Owens Corning and Masonite from completing the transaction until required information and materials are furnished to the DOJ and the FTC and the HSR Act waiting period is terminated or expires. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms or the early termination of that waiting period. The parties may also choose to voluntarily re-start the initial 30-calendar-day waiting period by following certain prescribed procedures. After the expiration of the initial waiting period (or the re-started initial waiting period), the DOJ or the FTC may issue a Request for Additional Information and Documentary Material (referred to as a “second request”). If a second request is issued, the parties may not complete the Arrangement until they substantially comply with the second request and observe a second 30-calendar-day waiting period, unless the waiting period is terminated earlier, or the parties commit not to close for some additional period of time. Owens Corning and Masonite submitted the requisite notification and report forms under the HSR Act on February 23, 2024. Owens Corning voluntarily agreed to withdraw its HSR Act notification and report form and expects to refile its HSR Act notification and report form with respect to the Arrangement on March 27, 2024, which will restart the 30-calendar-day waiting period.

The Arrangement is also subject to the receipt of certain required regulatory clearances and approvals in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations, including in Canada and Mexico. Owens Corning and Masonite submitted the requisite filings in Canada on February 21, 2024, February 23, 2024, and February 28, 2024, and in Mexico on February 23, 2024. In the United Kingdom, Owens Corning and Masonite also submitted a voluntary briefing paper to the CMA notifying the regulator of the Arrangement. The UK briefing paper was submitted to the CMA on February 21, 2024. The parties received the required competition clearance from Mexico on March 15, 2024.

Although the parties expect that all required regulatory clearances will be obtained, the parties cannot assure you that these regulatory clearances will be timely obtained or obtained at all or that the granting of these regulatory clearances will not involve the imposition of additional conditions on the completion of the Arrangement, including the requirement to divest assets, create or modify contractual rights or obligations or enter into supply or services agreements. These conditions could result in the conditions to the Arrangement not being satisfied.

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

THE ARRANGEMENT AGREEMENT

The following describes the material provisions of the Arrangement Agreement, which is attached as Annex A to this proxy statement and is incorporated by reference herein. The summary of the material provisions of the Arrangement Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Arrangement Agreement. This summary does not purport to be complete and may not contain all of the information about the Arrangement Agreement that is important to you. Masonite encourages you to read carefully the Arrangement Agreement and the Plan of Arrangement, which is attached as Annex C to this proxy statement and is incorporated by reference herein, in their entirety before making any decisions regarding the Arrangement as they are the legal documents governing the Arrangement.

Explanatory Note Regarding the Arrangement Agreement

The Arrangement Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Arrangement Agreement. Masonite is responsible for considering whether additional disclosure of material information is required to make the statements in this proxy statement not misleading. Factual disclosures about Masonite and Owens Corning contained in this proxy statement or Masonite’s or Owens Corning’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Masonite or Owens Corning contained in the Arrangement Agreement and described in this summary. The representations, warranties and covenants made in the Arrangement Agreement by Masonite, Owens Corning and Purchaser are qualified and subject to important limitations agreed to by the parties to the Arrangement Agreement in connection with negotiating the terms of the Arrangement Agreement. In particular, in your review of the representations and warranties contained in the Arrangement Agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Arrangement Agreement, and were negotiated with the principal purpose of allocating risk between the parties to the Arrangement Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality that may be different from that generally relevant to shareholders or applicable to reports and documents filed with the SEC, and in some cases are qualified by confidential disclosures that were made by each party to the other, which disclosures are not publicly disclosed. The representations and warranties in the Arrangement Agreement will not survive the completion of the Arrangement.

Investors should not rely on representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Masonite, Owens Corning, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Arrangement Agreement. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See the section titled “Where You Can Find More Information.”

Structure of the Arrangement

The Arrangement will be implemented by way of a Court approved plan of arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement. Upon completion of the Arrangement, Masonite will become an indirect wholly owned subsidiary of Owens Corning.

Timing of Closing

Unless another time or date is mutually agreed to in writing by Masonite, Owens Corning and Purchaser, the closing of the Arrangement will take place at 8:00 a.m. (New York City time) on the third business day after the satisfaction or waiver of the last of the conditions to completion of the Arrangement (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date).

Arrangement Consideration

At the Effective Time, each Masonite common share issued and outstanding immediately prior to the Effective Time (other than Masonite common shares held by dissenting Masonite shareholders in respect of which Dissent Rights have been duly and validly exercised or Masonite common shares held by Masonite or any of its subsidiaries, Purchaser, or Owens Corning or any of its subsidiaries) will be deemed to be assigned and transferred by the holder thereof to Purchaser in exchange for the Per Share Arrangement Consideration, being $133.00 in cash, and (a) each registered holder of such Masonite common share shall cease to be the registered holder thereof and to have any rights as a Masonite shareholder other than the right to be paid the Per Share Arrangement Consideration, (b) the name of each such registered holder shall be removed from the register of Masonite shareholders maintained by or on behalf of Masonite, and (c) Purchaser shall be deemed to be the transferee of such Masonite common shares free and clear of all liens and shall be entered in the register of Masonite shareholders maintained by or on behalf of Masonite.

After the Arrangement is completed, you will have the right to receive the Per Share Arrangement Consideration in respect of each Masonite common share that you own immediately prior to the Effective Time (less any applicable withholding taxes), but you will no longer have any rights as a shareholder (except that shareholders who properly exercise their Dissent Rights will have a right to receive payment of the “fair value” of their shares as determined pursuant to a dissent proceeding, as contemplated by British Columbia law). For more information, see the section of this proxy statement captioned “Dissent Rights.”

Shares of Dissenting Masonite Shareholders

At the Effective Time, each Masonite common share held by a dissenting Masonite shareholder in respect of which Dissent Rights have been duly and validly exercised, will be deemed to have been assigned and transferred (free and clear of all liens) without any further act or formality by or on behalf of any dissenting Masonite shareholder, to Purchaser in consideration for a debt claim against Purchaser for the amount determined pursuant to Article 3 of the Plan of Arrangement, and: (i) such dissenting Masonite shareholders shall cease to be the holders of such Masonite common shares and to have any rights as holders of such Masonite common shares, other than the right to be paid fair value for such Masonite common shares, as set out in Article 3 of the Plan of Arrangement; (ii) such dissenting Masonite shareholders’ names shall be removed as the holders of such Masonite common shares from the registers of Masonite common shares maintained by or on behalf of Masonite; (iii) such dissenting Masonite shareholder will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Masonite common shares; and (iv) Purchaser shall be deemed to be the transferee of such Masonite common shares (free and clear of all liens) and shall be entered in the registers of the Masonite common shares maintained by or on behalf of Masonite.

For more information regarding appraisal rights, see the section captioned “Dissent Rights.” In addition, a copy of Division 2 of Part 8 of the BCBCA is attached as Annex G to this proxy statement.

Exchange and Payment Procedures

Upon the surrender by Masonite shareholders to the Depositary for cancellation of any certificate or certificates (including any direct registration statement advice) representing Masonite common shares (a “Certificate”) which immediately prior to the Effective Time represented outstanding Masonite common shares, together with any such additional documents and instruments as the Depositary may reasonably require, such Masonite shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Masonite shareholder a check, wire or other form of immediately available funds representing the Per Share

Arrangement Consideration which such Masonite shareholder has the right to receive under the Plan of Arrangement for such Masonite common shares, without interest, less any amounts withheld pursuant to the Plan of Arrangement, and any certificate so surrendered shall forthwith be canceled. Upon receipt of a customary “agent’s message” by the Depositary with respect to book-entry Masonite common shares, and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to the holder of such book-entry Masonite common shares, a check, wire or other form of immediately available funds representing the Per Share Arrangement Consideration that such holder has the right to receive under the Arrangement for such book-entry Masonite common shares, less any amounts withheld pursuant to the Plan of Arrangement, and any book-entry Masonite common shares so surrendered shall forthwith be canceled.

Lost, Stolen or Destroyed Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Masonite common shares that were transferred pursuant to the Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a check, wire, or other form of immediately available funds for the Per Share Arrangement Consideration that such registered Masonite shareholder has the right to receive in accordance with the Plan of Arrangement. When authorizing such payment in exchange for any lost, stolen, or destroyed certificate, the person to whom such cash is to be delivered shall as a condition precedent to the delivery of such payment, give a bond satisfactory to Purchaser and the Depositary (each acting reasonably) in such sum as Purchaser may direct, or otherwise indemnify Purchaser and Masonite in a manner satisfactory to Purchaser and Masonite (each acting reasonably) against any claim that may be made against Purchaser and Masonite with respect to the certificate alleged to have been lost, stolen or destroyed.

Dividends and Distributions

No Masonite shareholder shall be entitled to receive any consideration with respect to such Masonite common shares other than any cash payment to which such holder is entitled to receive in accordance with the Plan of Arrangement and no such registered Masonite shareholder will be entitled to receive any interest, dividends, premium, or other payment in connection therewith.

Rights of Masonite Shareholders Following the Effective Time; Transfers Following the Effective Time

From and after the Effective Time, and until surrendered to the Depositary in accordance with the Plan of Arrangement, each Certificate that immediately prior to the Effective Time represented Masonite common shares (other than Masonite common shares in respect of which Dissent Rights have been validly exercised and not withdrawn) shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Per Share Arrangement Consideration which the holder is entitled to receive in lieu of such certificate, less any amounts withheld in accordance with the Plan of Arrangement. From and after the Effective Time, the stock transfer books of Masonite will be closed with respect to all Masonite common shares outstanding immediately prior to the Effective Time.

Any such Certificate formerly representing Masonite common shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Masonite common shares of any kind or nature against or in Masonite, Purchaser or Owens Corning. On such date, the Per Share Arrangement Consideration to which such former holder was entitled shall be deemed to have been surrendered to Purchaser, and shall be paid over by the Depositary to Purchaser or as directed by Purchaser.

Any payment made by way of check by the Depositary (or Masonite, if applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or Masonite) or that otherwise remains unclaimed, in each case, on the sixth anniversary of the Effective Date, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Masonite common shares, Cash-Out RSUs, Cash-Out PRSUs and Masonite SAR Awards pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Purchaser or Masonite, as applicable, for no consideration.

Withholding Rights

Masonite, Owens Corning, Purchaser and any of their respective subsidiaries will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the Arrangement Agreement such amounts as are required to be deducted or withheld under the Tax Act, U.S. Tax Code or any other applicable tax law. Any amounts so deducted or withheld will, to the extent paid over to the appropriate taxing authority, be treated for all purposes of the Plan of Arrangement as having been paid to the person in respect of which such deduction or withholding was made.

Treatment of Masonite Equity Awards

Each Masonite RSU Award and each Masonite PRSU Award, that is held by an employee and does not vest at the Effective Time by its terms, will be exchanged at the Effective Time for a time-vesting Owens Corning RSU Award subject to substantially the same terms and conditions as applied to the corresponding Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time, with the number of shares of Owens Corning common stock underlying such Owens Corning RSU Award equal to the product, rounded to the nearest whole share, obtained by multiplying (a) the number of Masonite common shares underlying the Masonite RSU Award or Masonite PRSU Award immediately prior to the Effective Time by (b) the Equity Award Exchange Ratio.

All Masonite RSU Awards and Masonite PRSU Awards that vest on or prior to the Effective Time or are held by an individual who is not an employee will be canceled at the Effective Time in exchange for the Per Share Arrangement Consideration in respect of each share of Masonite common stock subject to such Masonite RSU Award or Masonite PRSU Award. The number of Masonite common shares subject to Masonite PRSU Awards will be determined (x) with respect to performance periods that are complete as of the Effective Time, based on actual performance, and (y) with respect to performance periods that are incomplete as of the Effective Time, with performance goals deemed achieved at 122% of the target level (or, in the case of Masonite PRSU Awards that do not have a target level, such performance goals will be deemed fully satisfied).

Each Masonite SAR Award will be canceled at the Effective Time in exchange for a cash payment in respect of each share of Masonite common stock subject to such Masonite SAR Award equal to the excess (if any) of the Per Share Arrangement Consideration over the applicable exercise price.

Representations and Warranties

The Arrangement Agreement contains customary representations and warranties of the parties. These include representations and warranties of Masonite with respect to:

•	organization, valid existence, good standing and corporate power;

•	due execution, delivery and enforceability of the Arrangement Agreement;

•	ownership of subsidiaries;

•	capitalization;

•	voting trusts or agreements;

•	corporate authority;

•	required consents and approvals;

•	no violations;

•	SEC filings;

•	financial statements;

•	internal controls and procedures;

•	the absence of undisclosed liabilities;

•	absence of certain changes or events;

•	compliance with applicable laws;

•	permits;

•	employee benefit plans;

•	employee and labor matters;

•	tax matters;

•	litigation and orders;

•	intellectual property;

•	privacy and data protection;

•	real property;

•	absence of certain product defects, warranty claims or recalls;

•	material contracts;

•	environmental matters;

•	customers and suppliers;

•	insurance;

•	information supplied for SEC filings;

•	opinions of Masonite’s financial advisors;

•	non-disclosure agreements; and

•	finders and brokers.

The Arrangement Agreement also contains customary representations and warranties of Owens Corning and Purchaser, including among other things:

•	organization, valid existence, good standing and corporate power;

•	due execution, delivery and enforceability of the Arrangement Agreement;

•	required consents and approvals;

•	no violations;

•	litigation and orders;

•	financing and sufficiency of funds; and

•	finders and brokers.

The representations and warranties in the Arrangement Agreement do not survive the closing or termination of the Arrangement Agreement.

Certain of the representations and warranties made by the parties are qualified as to “knowledge,” “materiality” or “material adverse effect,” as defined in the Arrangement Agreement and described below.

Company Material Adverse Effect

A “material adverse effect” with respect to Masonite means any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on:

(a) the financial condition, assets, business or results of operations of Masonite and its subsidiaries, taken as a whole, excluding any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence to the extent resulting from:

(i) changes or prospective changes in GAAP or the interpretation thereof;

(ii) general economic, political, regulatory, legal or tax conditions in the United States or any other country or region, including changes in financial, credit, securities or currency markets (including changes in interest or exchange rates) and the imposition or adjustment of tariffs;

(iii) conditions generally affecting any of the industries in which Masonite and its subsidiaries operate;

(iv) changes or prospective changes in applicable law or the interpretation thereof;

(v) geopolitical conditions, the outbreak or escalation of hostilities, acts of war, sabotage, terrorism, cyberattacks, protests, riots, strikes, global health conditions (including any epidemic, pandemic or disease outbreak) or natural disasters;

(vi) the execution, delivery and performance of the Arrangement Agreement or the announcement or completion of the transactions contemplated by the Arrangement Agreement or the identity of or any facts or circumstances relating to Owens Corning or any of its affiliates, including the impact of any of the foregoing on the business relationships, contractual or otherwise, of Masonite and any of its subsidiaries with customers, suppliers, service providers, employees, governmental authorities or any other business relationships resulting from any of the foregoing (provided that this clause (vi) will not apply to any representation or warranty to the extent such representation or warranty expressly purports to address, as applicable, the consequences resulting from the execution, delivery and performance of the Arrangement Agreement or the announcement or consummation of the transactions contemplated by the Arrangement Agreement, including as provided in Paragraph 4 of Schedule C to the Arrangement Agreement);

(vii) any actions requested in writing to be taken (or omitted to be taken) by or on behalf of Owens Corning or Purchaser;

(viii) any failure by Masonite or any of its subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance or integration synergies for any period;

(ix) changes in the price or trading volume of the shares or any other securities of Masonite on the NYSE or any other market on which such securities are quoted for purchase and sale or changes in the credit ratings of Masonite (it being understood that any underlying facts giving rise or contributing to the failure or changes described in clauses (viii) or (ix) that are not otherwise excluded from the definition of a “material adverse effect” (with respect to Masonite and its Subsidiaries) may be taken into account in determining whether there has been a material adverse effect); or

(x) any actions taken (or omitted to be taken) by Masonite or any of its subsidiaries that are required or expressly permitted to be taken (or omitted to be taken) pursuant to the Arrangement Agreement, including any actions required under the Arrangement Agreement to obtain any approvals, consents, registrations, permits, authorizations and other confirmations under applicable competition laws for the completion of the transactions contemplated by the Arrangement Agreement;

(xi) except, with respect to clauses (i), (ii), (iii), (iv) and (v) above, to the extent that such change, effect, development, circumstance, condition, fact, state of facts, event or occurrence is disproportionately adverse to Masonite and its subsidiaries relative to others in the industry or industries in which Masonite and its subsidiaries operate, in which case only the incremental disproportionate adverse change, effect, development, circumstance, condition, fact, state of facts, event or occurrence may be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur; or

(b) the ability of the relevant party to consummate the transactions contemplated by the Arrangement Agreement on or prior to the Outside Date.

Conduct of Businesses of Masonite Prior to Completion of the Arrangement

The Arrangement Agreement provides for certain restrictions on Masonite’s and its subsidiaries’ activities until the earlier of the Effective Time or the date (if any) the Arrangement Agreement is validly terminated. In general, except as required or expressly contemplated by the Arrangement Agreement, as required by applicable law or as consented to in writing by Owens Corning (which may not be unreasonably withheld, conditioned or delayed), subject to specified exceptions set forth in the Arrangement Agreement and the confidential schedules thereto, each of Masonite and its subsidiaries is required to use reasonable best efforts to (a) conduct its business in accordance with applicable law and in the ordinary course of business and (b) preserve intact in all material respects its current business operations, organization, ongoing businesses, exclusive licenses, permits and material business relationships with third parties, including vendors, suppliers, customers, partners and governmental authorities and maintain in full force and effect its insurance policies (including, for the avoidance of doubt, paying all premiums thereon and renewing or replacing such insurance policies on or prior to their expiration) in all material respects, in each case, consistent with past practice or customs in the industries in which Masonite and its subsidiaries conduct business.

In addition, except as required or expressly contemplated by the Arrangement Agreement, as required by applicable law or as consented to in writing by Owens Corning (which may not be unreasonably withheld, conditioned or delayed), subject to specified exceptions set forth in the Arrangement Agreement and the confidential schedules thereto, Masonite must not and must not permit any of its subsidiaries to:

•

amend any constating documents or other similar organizational documents, other than immaterial amendments to the constating documents or other similar organizational documents of Masonite’s subsidiaries;

•

split, combine, subdivide, reduce or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by certain of Masonite’s joint ventures in the ordinary course of business or any of its wholly owned subsidiaries or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any securities of Masonite or its subsidiaries, except as required by the terms of any Masonite employee benefit plan;

•

issue, dispose of, deliver, exchange, sell, assign, pledge, accelerate, reduce the stated capital of or otherwise encumber, or authorize the issuance, disposition, delivery, exchange, sale, assignment, pledge, acceleration, reduction of stated capital or other encumbrance of any (a) shares of its capital or other equity or voting interests (including units, restricted stock, restricted units, partnership interests, trust beneficiary interests, and joint venture interests), (b) bonds, debentures, notes, mortgages, hypothecary claims or similar obligations that will or may, pursuant to their terms, be converted into properties described in clause (a), and (c) any options, warrants, subscription receipts, simple agreement for future equity, restricted stock units, performance-based restricted stock units or similar rights, which are or may become exercisable or exchangeable for or convertible into properties described in clause (a) or clause (b), or any stock appreciation rights, phantom stock awards or other rights that are linked in any way to the price of any shares of, or to the value of or of any part of, or to any dividends or distributions paid on any shares of, Masonite or any of its subsidiaries, except for (i) the issuance of Masonite common shares issuable upon the exercise of the currently outstanding Masonite SAR Awards and the settlement of the currently outstanding Masonite RSU Awards and Masonite PRSU Awards, in each case, in accordance with their terms as in effect on the date of the Arrangement Agreement and (ii) the grant of Masonite equity awards as permitted under the Arrangement Agreement and the issuance of Masonite common shares upon the exercise or settlement thereof in accordance with the terms thereof;

•

acquire (by merger, consolidation, acquisition of shares or assets or otherwise), directly or indirectly, (a) any securities or business in excess of $2.0 million individually or $5.0 million in the aggregate in any one transaction or series of related transactions (subject to Section 4.2(1)(e) of the Arrangement Agreement) or (b) any securities, business or other properties in any one transaction or series of transactions for consideration which does, or may, consist of any property other than (i) cash or (ii) indebtedness that may only be satisfied by way of cash repayment (including any securities or businesses acquired pursuant to clause (a) above);

•	enter into any new line of business outside the existing business of Masonite and its subsidiaries as of the date of the Arrangement Agreement;

•

sell, lease, license, assign or otherwise transfer, abandon or otherwise dispose of, voluntarily permit to lapse, encumber or subject to any lien (other than permitted liens pursuant to the Arrangement Agreement) any businesses, properties or assets of Masonite or any of its subsidiaries, including intellectual property, other than (a) such sales, leases, licenses, assignments, transfers, liens or other dispositions that are in the ordinary course of business (which, in transactions involving properties held or beneficially owned by Masonite, shall be limited to the sale, lease, license, assignment, transfer, lapse, lien or other dispositions, of such properties of Masonite that are not shares or other equity or voting interests which Masonite directly holds or beneficially owns in any subsidiary or outstanding loan receivables or other evidences of indebtedness held or beneficially owned by Masonite, as determined for purposes of the Tax Act, and having material value), or (b) such abandonment or permitting to lapse of any intellectual property that is not, in Masonite’s reasonable business judgement, material to Masonite or any of its subsidiaries;

•

make or authorize any capital expenditure other than any capital expenditures that: (a) are provided for in Masonite’s capital expense budget set forth in the confidential schedules; or (b) when added to all other capital expenditures made on behalf of Masonite and its subsidiaries since the date of the Arrangement Agreement but not provided for in such capital expense budget, do not exceed $3.0 million in the aggregate during any fiscal quarter or $5 million on an aggregate annualized basis; or (c) or as otherwise required to address an exigent circumstance that threatens harm or injury to human life or the environment;

•

make any loans, advances or capital contributions to, or investments in, any other person (other than loans or advances among Masonite and any of its wholly owned subsidiaries or among Masonite’s wholly owned subsidiaries and capital contributions to or investments in certain of Masonite’s joint ventures in certain circumstances or its wholly owned subsidiaries), other than trade credit and similar loans and advances made to employees, customers and suppliers in the ordinary course of business;

•

other than (a) borrowings under Masonite’s existing credit agreements in the ordinary course of business and in an aggregate principal amount not to exceed $40.0 million or (b) indebtedness incurred between Masonite and any of its wholly owned subsidiaries or between any of such wholly owned subsidiaries or guarantees by Masonite of indebtedness of any wholly owned subsidiary, (i) incur any indebtedness for borrowed money (or guarantees thereof) or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any material obligations of any other person, except with respect to obligations of direct or indirect wholly owned subsidiaries of Masonite, in the cases of the foregoing clauses (i) and (ii), in excess of $5.0 million in the aggregate;

•

other than in connection with any shareholder or derivative litigation, commence (other than any collection action in the ordinary course of business), waive, release, assign, compromise or settle any legal proceedings that would require a payment by Masonite in excess of $500,000 in any individual case or $2.0 million in the aggregate, other than claims reserved against in Masonite’s financial statements (for amounts not materially in excess of such reserves); provided that the payment, discharge, settlement or satisfaction of such legal proceeding does not include any material obligation (other than the payment of money and confidentiality and other similar obligations incidental to such waiver, release, assignment, compromise or settlement) to be performed, or the admission of wrongdoing, by Masonite or any of its subsidiaries or any of their respective officers or directors;

•

(a) amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing material contract), release, settle or compromise any material claim, liability or obligation under any material contract or (b) enter into any contract (other than any Masonite employee benefit plan) which if entered into prior to the date of the Arrangement Agreement would have been a material contract, in each case other than (i) the automatic renewal or extension of any such material contract pursuant to its terms or on terms not less favorable for Masonite, taken as a whole or (ii) with respect to certain contracts with top customers or top suppliers, certain contracts involving payments in excess of $3.0 million or certain contracts relating to indebtedness with a principal amount in excess of $3.0 million or capital expenditures in excess of $3.0 million, in each case, in the ordinary course of business;

•

except as required under the terms of any Masonite employee benefit plan in effect on the date of the Arrangement Agreement, (a) grant, increase or accelerate the compensation, bonuses or other benefits of any service provider, (b) grant, pay or award any bonus, change in control, deferred compensation, severance, retention, equity or equity-based right or other incentive compensation to any service provider, except in the case of separation and release agreements entered into in the ordinary course of business providing for severance in accordance with the terms of the Masonite employee benefit plan as in effect on the date of the Arrangement Agreement applicable to such service providers at or below the level of vice president who are terminated in the ordinary course of business, (c) establish, adopt, terminate or amend in any material respect any Masonite employee benefit plan (or any plan, program, arrangement, practice or agreement that would be a material Masonite employee benefit plan if it were in existence on the date of the Arrangement Agreement), not including annual renewals of broad-based, nondiscriminatory welfare benefit plans made in the ordinary course of business consistent with past practice, (d) amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Masonite employee benefit plans (or any plan, program, arrangement, practice or agreement that would be a Masonite employee benefit plan if it were in existence on the date of the Arrangement Agreement) or (e) (i) terminate any Masonite employee, other than terminations in the ordinary course of business of Masonite employees at or below the vice president level and other than any terminations of Masonite employees for cause, (ii) hire any individual (other than hiring in the ordinary course of business at or below the vice president level) or (iii) promote any Masonite employee (other than promotions in the ordinary course of business to the vice president level or below);

•

modify, extend, or enter into any collective bargaining agreement or union agreement, or recognize or certify any labor union, labor organization, or group of company employees as the bargaining representative for any employees of Masonite or its subsidiaries;

•

adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization (other than the Arrangement or otherwise contemplated by the Arrangement Agreement);

•

change its methods of financial accounting or make any material change in any method of financial accounting practice or working capital or cash management practice or policy applicable to Masonite or its subsidiaries, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, as agreed to by its independent public accountants;

•

make (other than in the ordinary course of business), change or revoke any material tax election, change any tax accounting period, make any material change in any of its methods of tax accounting, or settle or compromise any material tax claim, audit, assessment or reassessment, enter into any closing agreement pursuant to Section 7121 of the U.S. Tax Code (or any similar provision of state, local or non-U.S. applicable law), sharing agreement, indemnification agreement or advance pricing agreement, in each case, in respect of taxes (other than ordinary course commercial agreements the principal subject of which is not taxes), or amend any material tax return;

•	make any “investment” (within the meaning of subsection 212.3(10) of the Tax Act) in a corporation that is not resident in Canada (within the meaning of the Tax Act), subject to certain exclusions;

•

engage in any transaction with, or enter into any agreement, arrangement or understanding with, any person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•	take certain actions set forth in the confidential schedules; or

•	agree, resolve or commit to do any of the foregoing.

Interim Order, Shareholder Meeting and Board Recommendation

As promptly as practicable after the date of the Arrangement Agreement (and in no event no later than 20 business days after the date of the Arrangement Agreement, unless the parties otherwise agree), Masonite must prepare (with the assistance and cooperation of Owens Corning as reasonably requested by Masonite) and file or cause to be filed with the SEC a preliminary proxy statement related to the Special Meeting. Masonite must also cooperate in responding to any comments from the SEC and must use its reasonable best efforts to have the preliminary proxy statement cleared by the SEC as promptly as reasonably practicable after the filing.

Masonite must, as reasonably practicable after the date of the Arrangement Agreement (and in any event on or before the date that is the earliest of (a) the first business day that is eleven days after the initial filing of the preliminary proxy statement with the SEC if (i) the SEC staff does not notify Masonite that it will review the proxy statement by such time, or (ii) the SEC staff notifies Masonite that it will not review the proxy statement and (b) five days following the date that the SEC staff notifies Masonite that it has completed its review of proxy statement), apply in a manner reasonably acceptable to Owens Corning pursuant to Section 291 of the BCBCA and, in cooperation with Purchaser, prepare, file and diligently pursue and application for the Interim Order with the Court.

Masonite must, as soon as is reasonably practicable after the granting of the Interim Order, duly call and give notice of, and commence mailing of this proxy statement to holders of Masonite common shares as of the record date established for, a meeting of such holders to take place within 35 days following the first mailing of the proxy statement to Masonite shareholders (unless otherwise agreed by Masonite and Owens Corning), for purposes of submitting the Arrangement Resolution to its shareholders for adoption. The Special Meeting constitutes that required meeting of Masonite shareholders.

Subject to the ability of the Board of Directors to make an adverse recommendation change (as defined below), the Board of Directors is required to recommend to Masonite shareholders the adoption of the

Arrangement Resolution, and Masonite is required to include that recommendation in this proxy statement and use reasonable best efforts to obtain from Masonite shareholders the approval of the Arrangement Resolution.

Under the terms of the Arrangement Agreement, Masonite may adjourn or postpone the Special Meeting (a) with the consent of Owens Corning or (b) to the extent Masonite believes in good faith (after consultation with outside legal counsel) that such adjournment or postponement is reasonably necessary (i) due to applicable law or request from the SEC, (ii) to allow reasonable additional time to solicit additional proxies necessary to obtain the Masonite shareholder approval or (iii) to allow reasonable additional time to ensure there are sufficient Masonite common shares represented and voting to constitute a quorum necessary to conduct the business of the Special Meeting. However, Masonite may not adjourn or postpone the Special Meeting more than once or for more than 20 business days in the aggregate without the prior written consent of Owens Corning.

Unless the Arrangement Agreement is validly terminated in accordance with its terms, Masonite must submit the Arrangement Resolution to its shareholders for adoption at the Special Meeting even if the Board of Directors has made an adverse recommendation change.

No Solicitation of Other Offers by Masonite

Under the terms of the Arrangement Agreement, subject to certain exceptions described below, Masonite has agreed that, from and after the date of the Arrangement Agreement until the earlier of the Effective Time or the date (if any) the Arrangement Agreement is validly terminated, Masonite will not, will cause its subsidiaries not to, and will cause its and their respective representatives not to, directly or indirectly:

(a)

solicit, initiate or take any action to knowingly induce the making, submission or announcement of, or knowingly facilitate or encourage the submission of any inquiry or proposal that constitutes, or would reasonably be expected to lead to, any acquisition proposal (as defined below);

(b)

enter into, participate or engage in any discussions or negotiations with, furnish any material nonpublic information relating to Masonite or any of its subsidiaries or knowingly afford access to the business, properties, assets, books or records, or to any personnel, of Masonite or any of its subsidiaries to, or otherwise knowingly cooperate with, any third party, in each case relating to an acquisition proposal by such third party or that would reasonably be expected to lead to an acquisition proposal;

(c)

(i) withhold (or qualify or modify in a manner adverse to Owens Corning or Purchaser), or publicly announce its intention to do the same, the Board of Directors’ recommendation that Masonite shareholders vote to adopt the Arrangement Agreement, or fail to include such recommendation in this proxy statement, (ii) other than with respect to a tender offer or exchange offer, within five business days of Owens Corning’s written request, fail to make or reaffirm the such recommendation following the date any acquisition proposal or any material modification thereto is first published or broadly sent or given to Masonite shareholders, (iii) approve or recommend, or propose publicly to approve or recommend, any acquisition proposal or (iv) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any acquisition proposal that is a tender offer or exchange offer subject to Regulation D promulgated under the 1934 Act within 10 business days after the commencement (within the meaning of Rule 14d-2 under the 1934 Act) of such tender offer or exchange offer (any of the foregoing in clauses (i) through (iv) referred to as an “adverse recommendation change”); or

(d)

enter into any agreement in principle, letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, option agreement, share exchange agreement, joint venture agreement, other agreement or other similar instrument providing for, or that would reasonably be expected to lead to, an acquisition proposal.

In addition, under the Arrangement Agreement, Masonite has agreed that it will, and will cause its subsidiaries and its and their representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any third party and its representatives conducted prior to the date of the Arrangement Agreement with respect to any acquisition proposal. Masonite also agreed to, within four business days after the date of the Arrangement Agreement, (a) request in writing that each person that had previously executed a confidentiality agreement in connection with its consideration of an acquisition proposal or potential acquisition proposal promptly destroy or return to Masonite all nonpublic information previously furnished by Masonite or any of its representatives to such person or any of its representatives in accordance with the terms of such confidentiality agreement and (b) terminate access to any physical or electronic data rooms relating to a possible acquisition proposal by such person and its representatives.

Notwithstanding the prohibitions described above, if prior to Masonite shareholders adopting the Arrangement Agreement, Masonite receives a bona fide written offer, inquiry, proposal or indication of interest from a third party with respect to an acquisition proposal that did not result from a material breach of Masonite’s non-solicitation obligations and the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes or would reasonably be expected to lead to a superior proposal (as defined below), Masonite may engage in negotiations or discussions with such third party and its representatives and furnish to such third party or its representatives nonpublic information relating to Masonite or any of its subsidiaries, provided that Masonite also provides Owens Corning the same such nonpublic information (to the extent not previously provided to Owens Corning) substantially contemporaneously with (and in any event within 24 hours of) providing it to the third party.

Under the Arrangement Agreement, Masonite is obligated to notify Owens Corning promptly (and in any event within 24 hours) of any receipt by Masonite of any written acquisition proposal (including any bona fide written offer, inquiry, proposal or indication of interest with respect thereto) or any written amendment or modification to the material terms of any previously-received acquisition proposal or any material discussions with respect to any such acquisition proposal. The notice must include the identity of the person making such acquisition proposal and the material terms and conditions thereof, including unredacted copies of all material proposed transaction agreements (including financing commitments) and other material documents provided in connection therewith, including copies of all portions of written materials sent or provided to Masonite or any of its subsidiaries that describe such material terms and conditions. Masonite must also notify Owens Corning promptly (and in any event within 24 hours) of any request for nonpublic information relating to Masonite or any of its subsidiaries or for access to the business, properties, assets, books or records or personnel of Masonite or any of its subsidiaries by any third party that has notified Masonite that it is considering making, or has made, an acquisition proposal.

Without limiting the foregoing, Masonite must keep Owens Corning reasonably informed on a reasonably current basis (but in no event less often than once every 24 hours) of any changes (or any material discussions with respect thereto) to the status and material terms and conditions (along with unredacted copies of all material proposed transaction agreements (including financing commitments) and other material documents provided in connection therewith, including copies of all portions of written materials sent or provided to Masonite or any of its subsidiaries that describe such material terms and conditions thereof) of any acquisition proposal (or bona fide offer, inquiry, proposal or indication of interest with respect to thereto).

An “acquisition proposal” for purposes of the Arrangement Agreement means any bona fide third party offer or proposal relating to:

•

any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of Masonite or 20% or more of any class of equity or voting securities of Masonite or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Masonite;

•

any take-over bid, tender offer (including an issuer bid) or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of any class of equity or voting securities of Masonite or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Masonite; or

•

a merger, consolidation, share exchange, business combination, plan of arrangement, amalgamation, sale of all or substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Masonite or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Masonite.

A “superior proposal” for purposes of the Arrangement Agreement means a bona fide, unsolicited, written acquisition proposal, made after the date of the Arrangement Agreement (but substituting “50%” for all references to “20%” in the definition of such term) that the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, is more favorable from a financial point of view to Masonite’s shareholders (solely in their capacity as such) than the transactions contemplated by the Arrangement Agreement, in each case, taking into consideration:

•

all relevant factors (including the identity of the counterparty, the terms and conditions of such acquisition proposal (including the transaction consideration, conditionality, timing, legal, financial (including any break-up fee), certainty of financing and regulatory clearances and the expected timing and likelihood of consummation and such other factors determined by the Board of Directors in good faith to be relevant)); and

•

if applicable, any changes to the terms of the Arrangement Agreement proposed by Owens Corning pursuant to Owens Corning’s “match rights,” described below under “—Change of Recommendation; Match Rights.”

Change of Recommendation; Match Rights

The Arrangement Agreement requires the Board of Directors to recommend that Masonite shareholders vote to adopt the Arrangement Agreement and not make an adverse recommendation change as described above. Notwithstanding the foregoing, prior to Masonite shareholders adopting the Arrangement Agreement:

•

the Board of Directors may, in response to a bona fide written offer, inquiry, proposal or indication of interest from a third party with respect to an acquisition proposal that did not result from a material breach of Masonite’s non-solicitation obligations, make an adverse recommendation change or terminate the Arrangement Agreement in order to substantially concurrently enter into a written definitive agreement for a superior proposal; or

•

the Board of Directors may make an adverse recommendation change in response to an intervening event (as defined below) if the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Prior to making an adverse recommendation change for any reason set forth above, Masonite must provide Owens Corning four business days’ prior written notice advising Masonite that it intends to make an adverse recommendation change or terminate the Arrangement Agreement. The notice must specify in reasonable detail the facts and circumstances relating to the adverse recommendation change due to an intervening event (as defined below), or the terms of the superior proposal (including the identity of the person or group making such proposal, a copy of any proposed definitive agreement and all other documentation and information described above under “—No Solicitation of Other Offers by Masonite”) for any adverse recommendation change due to a superior proposal.

In each case, Masonite must, and must cause its representatives to, negotiate in good faith (to the extent Owens Corning wishes to negotiate) during such four business day period any proposal by Owens Corning to amend the Arrangement Agreement in a manner that would eliminate the need for the Board of Directors to make an adverse recommendation change. The Board of Directors must make all of the required determinations regarding its fiduciary duties again at the end of such four business day period (after in good faith taking into account the amendments to the Arrangement Agreement proposed by Masonite) and may only make its adverse recommendation change if it determines at the end of such four business day period that the failure to make such adverse recommendation change would be inconsistent with its fiduciary duties under applicable law, and, in the case of superior proposal, that the acquisition proposal continues to constitute a superior proposal. With respect to any change of recommendation in response to a superior proposal, if there is any material amendment, revision or change to the terms of the then-existing superior proposal (including any revision to the form, amount or timing of payment of consideration proposed to be received by Masonite shareholders as a result of such superior proposal), Masonite must again comply with the obligations described in this paragraph, except that references to the applicable four business day period will be replaced with three business days.

An “intervening event” for purposes of the Arrangement Agreement is any event, fact, circumstance, development or occurrence that:

•

was not known to or reasonably foreseeable by the Board of Directors as of the date of the Arrangement Agreement, which event, fact, circumstance, development or occurrence becomes known to or by the Board of Directors prior to receipt of Masonite shareholders’ approval of the Arrangement Resolution or was known to or reasonably foreseeable by the Board of Directors as of the date of the Arrangement Agreement, but the consequences of which (or the magnitude thereof) were not; and

•	does not relate to an acquisition proposal;

provided that in no event the following events will constitute or be taken into account in determining the existence of an intervening event: (a) Masonite meeting, failing to meet or exceeding any internal or published revenue or earnings forecasts or projections for any period or (b) changes in the market price or trading volume of Masonite common shares, provided that, in the case of the foregoing clauses (a) and (b), the underlying causes of such change, effect, development, circumstance, condition, fact, state of facts, event or occurrence that may be considered and taken into account in determining whether there has been an intervening event.

In addition, nothing in the Arrangement Agreement prohibits Masonite or the Board of Directors from (a) taking and disclosing to Masonite shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to Masonite shareholders in connection with the making or amendment of a tender offer or exchange offer) or from making any legally required disclosure to shareholders with regard to the transactions contemplated by the Arrangement Agreement or an offer, inquiry, proposal or indication of interest with respect to an acquisition proposal (provided that neither Masonite nor the Board of Directors may make an adverse recommendation change unless permitted by the Arrangement Agreement), (b) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act or (c) contacting and engaging in discussions with any person or group and their respective representatives who has made an offer, inquiry, proposal or indication of interest with respect to an acquisition proposal that was not solicited in breach of the Arrangement Agreement and was received by Masonite after the date of the Arrangement Agreement, solely for the purpose of clarifying such offer, inquiry, proposal or indication of interest and the terms thereof or informing such third party of the non-solicitation restrictions imposed by the Arrangement Agreement.

Access

The Arrangement Agreement provides that from the date of the Arrangement Agreement until the earlier of the Effective Time or the date (if any) the Arrangement Agreement is validly terminated, to the extent permitted by applicable law, Masonite will give Owens Corning and its representatives, upon reasonable notice, reasonable access during normal business hours to the offices, properties, assets, books and records and personnel (including employees and agents) of Masonite and its subsidiaries, will promptly furnish to Owens Corning and its representatives financial and operating data and other information that is reasonably requested and will instruct its representatives to cooperate reasonably with Owens Corning in its investigation of Masonite and its subsidiaries (provided that Masonite’s advisors will not be required to furnish any of their internal documents or materials). However, Masonite is not required to provide access if such access would jeopardize the health and safety of any of its representatives, relate to communications between Masonite and its advisors, violate applicable laws (including competition and privacy laws) or would result in disclosure of any information subject to attorney-client privilege, in the latter two cases subject to certain exceptions and requirements to make substitute arrangements.

Financing Assistance

Under the Arrangement Agreement, Masonite has agreed to use commercially reasonable efforts to provide, and use commercially reasonable efforts to cause its representatives and subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation that is reasonably requested by Owens Corning to assist Owens Corning in the arrangement of the Financing and the consummation of any exchange offer with respect to certain existing indebtedness of Masonite, subject to the terms set forth in the Arrangement Agreement (provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of Masonite and its subsidiaries), including using commercially reasonable efforts in connection with the following:

(a) reasonably cooperating with the marketing efforts or due diligence efforts in connection with the Financing and any Exchange Offer (as defined below);

(b) reasonably assisting Owens Corning in preparing (i) customary offering memoranda, rating agency presentations, road show materials, lender and investor presentations, confidential information memoranda, private placement memoranda, prospectuses and other similar documents for the Financing, and (ii) customary Debt Offer Documents for any Exchange Offer;

(c) delivering historical financial and other pertinent information regarding Masonite and its subsidiaries as may be reasonably requested by Owens Corning and that is customarily required for financings of the type contemplated by the Financing or for exchange offers of the type contemplated by the Exchange Offers;

(d) providing to Owens Corning’s legal counsel and its independent auditors such customary documents and other customary or pertinent information relating to the Company and its subsidiaries as may be reasonably requested in connection with their delivery of any customary legal opinions, negative assurance letters and customary comfort letters relating to the Financing and any Exchange Offer;

(e) causing Masonite’s independent auditors to provide customary cooperation with the Financing and any Exchange Offer;

(f) subject to customary confidentiality provisions and disclaimers, providing customary authorization letters with respect to the Financing, authorizing the distribution of information with respect to Masonite and its subsidiaries (but not, for the avoidance of doubt, Owens Corning, Purchaser and their respective subsidiaries) to prospective lenders or investors;

(g) delivering notices of prepayment within the time periods required by the Masonite credit agreements (which may be conditional upon the Effective Date), and using commercially reasonable efforts to obtain customary payoff letters, lien terminations and instructions of discharge and to give any other necessary notices to allow for the payoff, discharge and termination of the indebtedness under the Masonite credit agreements concurrently with the Effective Date; and

(h) permitting the reasonable use by Owens Corning of Masonite’s or any of its subsidiaries’ trademarks, service marks and logos as reasonably required in connection with the Financing and any Exchange Offer.

Treatment of Certain Masonite Indebtedness

Owens Corning or its affiliates will be permitted to (a) commence and conduct, in accordance with the terms of the indentures governing Masonite’s senior notes one or more offers to purchase and/or tender offers (each, a

“Tender Offer” and collectively, the “Tender Offers”) and/or exchange offers (each, an “Exchange Offer” and collectively, the “Exchange Offers”), with respect to any or all of the outstanding aggregate principal amount of Masonite’s senior notes identified by Owens Corning or its affiliates to Masonite in writing on or after the date of the Arrangement Agreement, and (b) solicit the consent of the holders of Masonite’s senior notes (each, a “Consent Solicitation” and collectively, the “Consent Solicitations,” and, together with the Tender Offers and Exchange Offers, the “Debt Offers”) regarding certain proposed amendments to the indentures governing Masonite’s senior notes identified by Owens Corning or its affiliates to Masonite in writing on or after the date of the Arrangement Agreement.

Any Debt Offer will be made on such terms and conditions as are proposed by Owens Corning or its affiliates and which are permitted by the terms of the indentures governing Masonite’s senior notes, as applicable, and applicable law. Owens Corning shall consult with Masonite regarding the material terms and conditions of any Debt Offers, including the timing and commencement of any Debt Offers and any tender or consent deadlines. Owens Corning or its affiliates will provide Masonite with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal, press release (if any) or other related documents in connection with any Debt Offer (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable Debt Offer to allow Masonite and its counsel to review and comment on the related Debt Offer Documents, and Owens Corning shall give reasonable and good faith consideration to any comments made or input provided by Masonite and its legal counsel.

The closing (or, if applicable, effectiveness) of the Debt Offers shall not be consummated until the occurrence of the Effective Time and any such transaction shall be funded using consideration provided by Owens Corning; provided that the consummation of a Debt Offer with respect to Masonite’s senior notes will not be a condition to Owens Corning’s or its affiliates’ obligations to consummate the transactions contemplated by the Arrangement Agreement.

The Debt Offers will be conducted in compliance with the indentures governing Masonite’s senior notes and applicable law and Masonite will not be required to cooperate with respect to any Debt Offer that is not in compliance with the indentures governing Masonite’s senior notes and applicable laws. Masonite will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its representatives and subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation as may be reasonably requested by Owens Corning in connection with any Debt Offers; provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of Masonite and its subsidiaries; provided, further, that neither Masonite nor counsel for Masonite shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with any Debt Offer or execute any other instruments or agreements in connection therewith subject to certain exceptions.

If, at any time prior to the completion of the Debt Offers, Masonite or any of its subsidiaries, on the one hand, or Owens Corning or any of its subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall use commercially reasonable efforts to promptly notify the other party, and an appropriate amendment or supplement prepared by Owens Corning describing such information shall be disseminated to the holders of the applicable notes of Masonite outstanding under the applicable indenture.

Subject to the receipt of any requisite consents from the holders of Masonite’s senior notes, Masonite and its subsidiaries will execute one or more supplemental indentures to the indentures governing Masonite’s senior notes in accordance with the indentures governing Masonite’s senior notes (any such supplemental indenture, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”), amending the terms and provisions of the indentures governing Masonite’s senior notes as described in any applicable Debt Offer Documents as reasonably requested by Owens Corning or its affiliates, which the Supplemental Indentures will become operative no earlier than the Effective Time, and will use commercially reasonable efforts to cause the trustee under the indentures governing Masonite’s senior notes to enter into any such Supplemental Indentures, in each case, before or substantially simultaneously with the Effective Time as determined by Owens Corning or its affiliates; provided, however, that in no event will Masonite or any of its officers, directors or other representatives have any obligation to authorize, adopt or execute any amendments or other agreement that is not permitted under the indentures governing Masonite’s senior notes or applicable law or would become operative before the Effective Time. Masonite will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its representatives and subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation as may be reasonably requested by Owens Corning in connection with the execution of Supplemental Indentures; provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of Masonite and its subsidiaries.

If reasonably requested by Owens Corning or its affiliates, Masonite will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its legal counsel to provide, all customary certificates and legal opinions required by the trustee under the applicable Indenture in connection with the execution of any Supplemental Indentures to the extent (a) such certificates and legal opinions are required to be delivered before the Effective Time and (b) in the case of any such legal opinions, the trustee under the applicable Indenture requires an opinion of counsel to Masonite thereunder. Notwithstanding the foregoing, in no event will Masonite or its legal counsel be required to give any certificate or opinion with respect to a Debt Offer that, in the opinion of Masonite, its legal counsel or the trustee under the indentures governing Masonite’s senior notes, as applicable, does not comply with applicable laws or the indentures governing Masonite’s senior notes or would not be accurate in light of the facts and circumstances at the time delivered.

If requested by Owens Corning or any of its affiliates, in lieu of, in addition to or in combination with Owens Corning or its affiliates commencing any Debt Offer for Masonite’s senior notes, Masonite will, to the extent permitted by the indentures governing Masonite’s senior notes (a) issue one or more conditional notices of optional redemption for all or a portion of the outstanding aggregate principal amount of Masonite’s senior notes (which may be delivered at Owens Corning’s or Purchaser’s reasonable request in advance of the Effective Time so long as they are contingent upon the Effective Time (it being understood and agreed that they may also be contingent upon the occurrence of other events in addition to the Effective Time)), pursuant to the optional redemption provisions of the indentures governing Masonite’s senior notes, respectively, and (b) take any other actions reasonably requested by Owens Corning or Purchaser to facilitate the satisfaction and discharge of Masonite’s senior notes pursuant to the satisfaction and discharge provisions of the indentures governing Masonite’s senior notes and the other provisions of the indentures governing Masonite’s senior notes applicable thereto. If a conditional notice of optional redemption is given, Owens Corning or Purchaser will ensure that at the Effective Time, so long as the applicable conditions of such optional redemption are satisfied, Masonite has all funds necessary in connection with any such optional redemption. Masonite will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its representatives (including counsel, financial advisors and auditors) and subsidiaries to provide, all reasonable and customary cooperation as may be reasonably requested by Owens Corning in connection with the foregoing (provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of Masonite and its subsidiaries).

This proxy statement does not constitute a notice of repayment or redemption of any of the foregoing.

Limitations, Reimbursement and Indemnity

In connection with the foregoing, neither Masonite nor any of its subsidiaries will be required to take or permit the taking of any action that (a) would require Masonite, its subsidiaries or any persons who are directors or officers of Masonite or its subsidiaries to pass resolutions or consents to approve or authorize the Financing or any Debt Offers or execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is effective prior to the Effective Time, or that would be effective if the Effective Time does not occur, subject to certain exceptions, (b) would cause any representation or warranty in the Arrangement Agreement to be breached by Masonite or any of its subsidiaries (unless waived by Owens Corning), (c) would require Masonite or any of its subsidiaries to pay any commitment or other similar fee prior to the Effective Time or incur any other expense, liability or obligation in connection with the Financing or any Debt Offer, (d) would cause any director, officer or employee or shareholder of Masonite or any of its subsidiaries to incur any personal liability, (e) would cause any condition to the completion of the Arrangement to fail to be satisfied by the Effective Time or otherwise result in a breach of the Arrangement Agreement by Masonite, or (f) would result in a material violation or breach of, or a default under, any material contract to which Masonite or any of its subsidiaries is a party, the organizational documents of the Company or its subsidiaries or any applicable law, among certain other exceptions.

Owens Corning and Purchaser have agreed, on a joint and several basis, (a) promptly upon written request by Masonite, reimburse Masonite for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Masonite or any of its subsidiaries in connection with the Financing or any Debt Offer or satisfying its financing assistance obligations, whether or not the Arrangement is consummated or this Agreement is terminated and (b) indemnify and hold harmless Masonite and its subsidiaries and their representative representatives from any and all losses or certain other claims suffered or incurred in connection with the Financing or certain actions in connection with existing indebtedness of Masonite, except in the case of this clause (b) such losses or other claims arise out of or result from the fraud, gross negligence or willful misconduct of Masonite or any of its subsidiaries or any of their respective representatives.

Employee Matters

For 12 months following the effective time (or through such earlier date that any continuing Masonite employee terminates employment), Owens Corning will cause each continuing Masonite employee (other than a continuing Masonite employee covered under a collective bargaining agreement) to receive (a) an annual rate of base salary or wages that is no less favorable than the annual rate of base salary or wages provided to such continuing Masonite employee as of immediately prior to the Effective Time, (b) target cash and equity incentive compensation opportunities (excluding any change in control, retention or similar payments) that, in the aggregate, are no less favorable than the target cash and equity incentive compensation opportunities provided to such continuing Masonite employee as of immediately prior to the Effective Time (but the form of any particular incentive compensation opportunity need not be the same), and (c) all other compensation and employee benefits that are substantially comparable in the aggregate to all other compensation and employee benefits provided to such continuing Masonite employee as of immediately prior to the Effective Time or that are provided to similarly situated employees of Owens Corning or its subsidiaries (including severance eligibility and paid time off, but excluding defined benefit pension and retiree medical or life insurance benefits). With respect to any continuing Masonite employee covered under a collective bargaining agreement, in lieu of the foregoing, Owens Corning or its subsidiaries will employ each such continuing Masonite employee on the terms and conditions consistent with the applicable collective bargaining agreement.

Directors’ and Officers’ Indemnification and Insurance

Under the Arrangement Agreement, for a period of six years after the Effective Time, Purchaser (or any of its successors or assigns) is required to honor all rights to indemnification or exculpation existing as of the date of the Arrangement Agreement in favor of present and former employees, officers and directors of Masonite and its subsidiaries.

Prior to the Effective Time, Masonite will, in consultation with Owens Corning, purchase (at Masonite’s expense) customary “tail” policies of directors’ and officers’ liability insurance for a period of six years after the

Effective Time with respect to matters arising at or prior to the Effective Time providing protection no less favorable in the aggregate to the protection provided under Masonite’s and its subsidiaries’ existing policies in effect as of the date of the Arrangement Agreement, with a cost not in excess of 350% of the last aggregate annual premium paid by Masonite for directors’ and officers’ liability insurance for Masonite and its subsidiaries prior to the date of the Arrangement Agreement.

Other Covenants

The Arrangement Agreement contains additional agreements of Masonite, Owens Corning and Purchaser relating to, among other things:

•	the coordination and consent of each of Masonite and Owens Corning for press releases and other public announcements or filings relating to the transactions contemplated by the Arrangement Agreement;

•	Owens Corning’s taking all action necessary to cause Purchaser to perform its obligations under the Arrangement Agreement;

•	the notification of certain matters and the settlement of any litigation in connection with the Arrangement Agreement;

•

actions to cause the disposition of equity securities of Masonite held by each individual who is a director or officer of Masonite pursuant to the transactions contemplated by the Arrangement Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•	the removal or resignation of each member of the Board of Directors; and

•	the de-listing from the NYSE of Masonite shares and deregistration under the Exchange Act.

Conditions to the Arrangement

The respective obligations of each party to effect the Arrangement are subject to the satisfaction or waiver of the following conditions:

•	Masonite shareholders having approved the Arrangement Resolution in accordance with the Interim Order and applicable law;

•

the Interim Order and Final Order having been obtained from the Court and not set aside or modified in a manner unacceptable to Masonite or Owens Corning, each acting reasonably, on appeal or otherwise;

•

no order issued by any court of competent jurisdiction or other governmental authority or applicable law prohibiting, rendering illegal or permanently enjoining the consummation of the transactions contemplated by the Arrangement Agreement being in effect (a “Restraint”);

•

any applicable waiting period (including any extension thereof and any timing agreement with a governmental authority) under the HSR Act relating to the Arrangement having expired or been terminated; and

•

the receipt of certain required regulatory clearances, approvals, or confirmations of no intention to investigate in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations, including in Canada, Mexico and the United Kingdom.

The obligations of Purchaser to effect the Arrangement are subject to the satisfaction or waiver of the following additional conditions:

•

Masonite having fulfilled and complied in all material respects with each of the covenants contained in the Arrangement Agreement required to be fulfilled or complied with by it on or prior to the closing of the Arrangement;

•

(a) the representations and warranties of Masonite set forth in the Arrangement Agreement regarding corporate existence and power and non-contravention being true and correct in all respects (after giving effect to the materiality qualifiers set forth in the Arrangement Agreement), (b) the representations and warranties of Masonite set forth in the Arrangement Agreement regarding Masonite’s corporate authorization, finders’ fees, opinions of its financial advisors and capitalization being true and correct other than for de minimis inaccuracies, (c) the representations and warranties of Masonite set forth in the Arrangement Agreement regarding changes, events or effects that have or would reasonably be expected to have, individually or in the aggregate a material adverse effect on Masonite being true and correct in all respects and (d) all other representations and warranties of Masonite set forth in the Arrangement Agreement (without giving effect to any materiality or material adverse effect qualifications contained therein) being true and correct, except in the case of this clause (d), for such failure to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Masonite in the case of each of clauses (a) through (d), as of the date of the Arrangement Agreement and as of the date of the closing of the Arrangement as though made on and as of such date (other than representations and warranties that by their terms address matters only as of another specified time, in which case as of such time);

•	no material adverse effect on Masonite having occurred since the date of the Arrangement Agreement; and

•

Owens Corning having received from Masonite a certificate, signed by an executive officer of Masonite, certifying to the effect that the conditions set forth in the foregoing three bullets have been satisfied.

The obligation of Masonite to effect the Arrangement is subject to the satisfaction or waiver of the following additional conditions:

•

each of Owens Corning and Purchaser having fulfilled and complied in all material respects with each of the covenants contained in the Arrangement Agreement required to be fulfilled or complied with by it on or prior to the closing of the Arrangement;

•

(a) the representations and warranties of Owens Corning and Purchaser set forth in the Arrangement Agreement regarding corporate existence and power and non-contravention being true and correct in all respects (after giving effect to the materiality qualifiers set forth in the Arrangement Agreement), (b) the representations and warranties of Owens Corning and Purchaser set forth in the Arrangement Agreement regarding Owens Corning’s and Purchaser’s corporate authorization and finders’ fees being true and correct other than for de minimis inaccuracies, in the case of each of clauses (a) and (b), as of the date of the Arrangement Agreement and as of the date of the closing of the Arrangement as though made on and as of such date (other than representations and warranties that by their terms address matters only as of another specified time, in which case as of such time); and

•

Masonite having received from Owens Corning a certificate, signed by an executive officer of Owens Corning, certifying to the effect that the conditions set forth in the foregoing two bullets have been satisfied.

Efforts to Obtain Regulatory Approvals and Clearances

Under the Arrangement Agreement, Masonite and Owens Corning are required to use reasonable best efforts to take, or cause to be taken (including by causing their controlled affiliates to take), all actions (including instituting or defending any legal proceeding), and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Arrangement Agreement prior to the Outside Date, including:

•

preparing and filing as promptly as reasonably practicable with any governmental authority or other third party all documentation to effect all necessary, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, applications and other documents; and

•

obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by the Arrangement Agreement as soon as practicable (and in any event, at least five business days prior to the Outside Date).

In furtherance and not in limitation of the obligations described in the previous paragraph, the Arrangement Agreement requires Masonite and Owens Corning to:

•

make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the Arrangement Agreement as promptly as reasonably practicable and in any event within 10 business days after the date of the Arrangement Agreement, which filing was timely made by the parties, file, or cause to be filed, or submit where appropriate, as promptly as reasonably practicable any filing (or draft thereof where it is customary to file a draft) or briefing paper required (or advised) under each the respective competition law or foreign investment law of Canada, Mexico and the United Kingdom and furnish to the other party as promptly as practicable all information within its control requested by such other party and required for such other party to make any application or other filing to be made by it pursuant to any applicable law in connection with the transactions contemplated by the Arrangement Agreement; and

•

respond as promptly as practicable to any inquiries received from any governmental authority for additional information or documentary material that may be requested pursuant to the HSR Act or any other applicable competition laws or foreign investment laws and use reasonable best efforts to promptly take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act and other applicable competition laws and foreign investment laws as promptly as practicable.

Each of Masonite and Owens Corning agrees to take all actions reasonably necessary to resolve any objections by any governmental authority or third party and obtain any authorization, consent or approval of a governmental authority or to avoid or eliminate any impediments under the HSR Act or any such other competition law or foreign investment law as promptly as practicable so as to enable the consummation of the transactions contemplated by the Arrangement Agreement to occur no later than the Outside Date, including:

•	agreeing to hold separate, sell, license, divest or otherwise dispose of any of the businesses or properties or assets of Masonite or any of its affiliates;

•	terminating, amending or assigning any existing relationships and contractual rights and obligations;

•	terminating any venture or other arrangement;

•	granting any right or commercial or other accommodation to, or entering into any contractual or other commercial relationship with, any third party;

•

imposing limitations on Owens Corning, Purchaser, Masonite or any of their respective controlled affiliates with respect to how they own, retain, conduct or operate all or any portion of their respective businesses or assets;

•	effectuating any other change to, or restructuring of, Masonite or any of its controlled affiliates,

•

with respect to the Investment Canada Act, entering into undertakings with a governmental authority customary and reasonable for a transaction similar to the transactions contemplated by the Arrangement Agreement,

•

opposing (a) any administrative or judicial legal proceeding that is initiated or threatened to be initiated challenging the Arrangement Agreement or the consummation of the transactions contemplated thereby (including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed) and (b) any request for, the entry of, and seek to have vacated or terminated, any order that could reasonably be expected to restrain, prevent or materially delay the consummation of the transactions contemplated by the Arrangement Agreement, including, in the case of either (a) or (b), by defending through litigation any legal proceeding brought by any person in any court or before any governmental authority, and pursuing all available avenues of administrative and judicial appeal (and, in each case, entering into agreements with, or stipulating to the entry of an order by, any governmental authority in connection with any of the foregoing and in the case of legal proceedings by or with respect to Masonite, by consenting to any such action), in each case, as may be required (i) by the applicable governmental authority in order to resolve such objections as such governmental authority may have to such transactions under the HSR Act or any other applicable law or (ii) by any domestic or foreign court or other tribunal in any legal proceeding challenging such transactions as violative of the HSR Act, Competition Act (Canada), or Investment Canada Act, or any other applicable law, in order to avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by the Arrangement Agreement and

•

not taking any action (including entering into or consummating any contracts or arrangements for an acquisition, however structured, of any ownership interest, assets or rights in any person) if such action would (a) reasonably be expected to make it materially more likely that there would arise any impediments under any antitrust, competition or trade regulation laws or other applicable laws that may be asserted by any governmental authority to the consummation of the Arrangement and the other transactions contemplated by the Arrangement Agreement as promptly as practicable or (b) impose any material delay in the expiration of any waiting period or obtaining of any approval from any governmental authority applicable to the transactions contemplated by the Arrangement Agreement.

However, Owens Corning is not required to (and Masonite may not, without Owens Corning’s prior written consent) offer, propose, negotiate, commit or agree to take or effect any regulatory action that would be, or would reasonably be expected to be, in the aggregate, material to Owens Corning and its subsidiaries (including Masonite and its subsidiaries), taken as a whole after giving effect to the Arrangement (“material” shall mean material measured on a scale relative only to the size of Masonite and its subsidiaries, taken as a whole); provided that any of the regulatory actions specified in the foregoing bullets will be conditioned upon the consummation of the Arrangement. Solely at Owens Corning’s request or with Owens Corning’s written consent, Masonite will agree to divest, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of its or its subsidiaries businesses, services or assets; provided that any such action shall be conditioned upon the consummation of the Arrangement.

Under the Arrangement Agreement, Masonite and Owens Corning also agree to:

•

promptly notify the other parties of any communication to that party from any governmental authority regarding the Arrangement Agreement or the transactions contemplated thereby and, subject to applicable law, permit the other parties to review, reasonably in advance, any written communication or presentation proposed to be submitted to any governmental authority and consider in good faith any comments such other may party may provide;

•

not agree to participate in any meeting or discussion with any governmental authority in respect of any filings, investigation or inquiry concerning any competition, antitrust, or foreign investment matters in connection with the Arrangement Agreement or the Arrangement and the other transactions contemplated thereby unless it consults with the other parties in advance and, to the extent permitted by such governmental authority, gives the other parties the opportunity to attend and participate;

•

furnish the other parties with copies of all filings and material correspondences and communications (and memoranda setting forth the substance thereof) between them and their affiliates and their respective representatives, on the one hand, and any governmental authority or members or their respective staffs, on the other hand, with respect to any competition or foreign investment law in connection with the Arrangement Agreement; and

•

consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of the other party relating to proceedings under any competition or foreign investment law.

Without limiting Owens Corning’s obligation described above to use reasonable best efforts to take all steps as may be necessary, subject to the limitations described above, to obtain all required approvals, Masonite and Owens Corning have agreed that Owens Corning will control the ultimate strategy and timing with respect to the antitrust matters described in this section, provided that Owens Corning reasonably consults with and considers in good faith any comments of Masonite or its representatives relating to such strategy and provided that Owens Corning will not extend any waiting period under the HSR Act or under any other competition or foreign investment law or enter into any agreement with any governmental authority not to consummate the transactions contemplated by the Arrangement Agreement without Masonite’s prior written consent, which, in the case of the extending any such waiting period, will not be unreasonably withheld.

Termination of the Arrangement Agreement

Termination by Masonite or Owens Corning

The Arrangement Agreement may be terminated at any time before the Effective Time:

•	by mutual written consent of Masonite, Owens Corning and Purchaser; or

•	by either Masonite or Owens Corning, if:

•

the Effective Time has not occurred on or before February 8, 2025, provided that if as of such date all conditions set forth in Section 6.1, 6.2 and 6.3 of the Arrangement Agreement have been satisfied or waived (other than those conditions that are to be satisfied by action taken at the Effective Time but subject to those conditions being capable of being satisfied) other than regulatory approvals and clearances (including the expiration or termination of the HSR waiting period and the receipt of certain required regulatory clearances and approvals in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations, including in Canada, Mexico and the United Kingdom), then such date shall automatically be extended by up to two additional three month periods to May 8, 2025 and to August 8, 2025, respectively, provided further, that the party seeking to exercise such termination right has not breached in any material respect its obligations under the Arrangement Agreement in any manner that has materially contributed to the failure to complete the Arrangement on or before such date;

•

any court or other governmental authority of competent jurisdiction has issued a final, non-appealable order rendering illegal or permanently enjoining the consummation of the Arrangement; provided that, at the time at which such party would otherwise exercise such termination right, the material breach by such party (and, in the case of Owens Corning, Purchaser’s) of its (or their) obligations under the Arrangement Agreement has not been the primary cause of, or resulted in, the events specified in this bullet; or

•	the Special Meeting (including any adjournments or postponements thereof) has concluded and Masonite shareholders have not adopted the Arrangement Agreement.

Termination by Masonite

The Arrangement Agreement may be terminated at any time before the Effective Time by Masonite if:

•

prior to Masonite shareholders adopting the Arrangement Agreement, the Board of Directors authorizes Masonite to enter into a written definitive agreement concerning a superior proposal in accordance and in compliance with Masonite’s obligations described under “—No Solicitation of Other Offers by Masonite” and “—Change of Recommendation; Match Rights” (and with such agreement being entered into substantially concurrently with the valid termination of the Arrangement Agreement); provided that concurrently with such termination, Masonite pays to Owens Corning the $75 million termination fee described below; or

•

Owens Corning and/or Purchaser have breached any representation or warranty or failed to perform their respective covenants or agreements under the Arrangement Agreement that (a) causes any of the conditions to Masonite’s obligations to consummate the Arrangement set forth in Section 6.3 of the Arrangement Agreement not to be satisfied and (b) is incapable of being cured or, if capable of being cured, is not cured by the date that is 20 business days after its receipt of written notice thereof from Masonite (or, if earlier, five business days prior to the Outside Date); provided that Masonite is not then in material breach of the Arrangement Agreement, nor is there any inaccuracy of any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement and such breach or inaccuracy that that would give rise to the failure of a condition to Owens Corning’s obligations to close the Arrangement set forth in Section 6.2(1) or Section 6.2(2) of the Arrangement Agreement.

Termination by Owens Corning

The Arrangement Agreement may be terminated at any time before the effective time by Owens Corning if:

•

prior to Masonite shareholders adopting the Arrangement Agreement, the Board of Directors has effected an adverse recommendation change as described under “—No Solicitation of Other Offers by Masonite” or “—Change of Recommendation; Match Rights”; or

•

Masonite has breached any representation or warranty or failed to perform its covenants or agreements under the Arrangement Agreement that (a) causes any of the conditions to Owens Corning’s obligations to consummate the Arrangement set forth in Section 6.2(1) or 6.2(2) of the Arrangement Agreement not to be satisfied and (b) is incapable of being cured or, if capable of being cured, is not cured by the date that is 20 business days after its receipt of written notice thereof from Owens Corning (or, if earlier, five business days prior to the Outside Date); provided that Owens Corning is not then in material breach of the Arrangement Agreement, nor is there any inaccuracy of any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement that would give rise to a failure of the condition to Masonite’s obligations to close the Arrangement set forth in Section  6.3 of the Arrangement Agreement.

Termination Fees and Expenses

Expenses

Except as otherwise expressly provided in the Arrangement Agreement and Plan of Arrangement (including the termination fees described below), all costs and expenses incurred in connection with the Arrangement Agreement and Plan of Arrangement and the transactions contemplated thereby will be paid by the party incurring the cost or expense, whether or not the Arrangement is consummated.

Masonite Termination Fee

The Arrangement Agreement provides that Masonite will pay Owens Corning a termination fee of $75 million if:

•	Masonite validly terminates the Arrangement Agreement to enter into a definitive agreement with respect to a superior proposal;

•	Owens Corning validly terminates the Arrangement Agreement after the Board of Directors has effected an adverse recommendation change; or

•

(a) the Arrangement Agreement is validly terminated by (i) Masonite or Owens Corning because (1) the Masonite shareholder approval of the Arrangement Resolution has not been obtained by the Outside Date or (2) the Special Meeting (including any adjournments or postponements thereof) has concluded and Masonite shareholders have not adopted the Arrangement Agreement or (ii) Owens Corning because of Masonite’s breach of or failure to perform or comply with, one or more of its representations, warranties, covenants or agreements under the Arrangement Agreement, (b) after the date of the Arrangement Agreement and prior to termination of the Arrangement Agreement, an acquisition proposal is publicly made or disclosed and not publicly withdrawn or otherwise abandoned at least two business days prior to such termination and (c) within 12 months of such termination, an acquisition proposal is consummated or a definitive agreement providing for an acquisition proposal is entered into by Masonite. (For purposes of this bullet, the term “acquisition proposal” has the meaning assigned to such term as described under “—No Solicitation of Other Offers by Masonite,” except that all references to “20%” will be replaced with references to “50%.”).

In no event will Masonite be obligated to pay the termination fee on more than one occasion. Except in the case of fraud or material and willful breach of the Arrangement Agreement by Masonite, the receipt by Owens Corning of the Masonite termination fee will be the sole and exclusive remedy of Owens Corning and Purchaser in connection with the Arrangement Agreement and neither Owens Corning nor Purchaser will seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against Masonite or any of Masonite’s subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders, affiliates or representatives in connection with the Arrangement Agreement.

Owens Corning Termination Fee

The Arrangement Agreement provides that Owens Corning will pay Masonite a termination fee of $150 million if:

•

Masonite or Owens Corning validly terminates the Arrangement Agreement upon the occurrence of the Outside Date, and at the time of termination the conditions to closing (other than those relating to the receipt of certain regulatory approvals and clearances, and the absence of any Restraint relating to applicable antitrust or foreign direct investment laws and regulations, the failure of which to be obtained or satisfied not having been principally caused by Masonite’s breach of its obligations with respect to such approvals) in favor of Owens Corning have been satisfied or waived (or in the case of conditions that by their terms are to be satisfied at the closing of the Arrangement, are capable of being satisfied if the closing were to occur on such date), other than those conditions the failure of which to be satisfied was materially contributed to by a breach by Owens Corning or Purchaser of their representations, warranties, covenants or agreements contained in the Arrangement Agreement; or

•

Masonite or Owens Corning validly terminates the Arrangement Agreement because any Restraint relating to applicable antitrust or foreign direct investment laws and regulations has become final and non-appealable, and, at the time of such termination, a breach by Masonite of its respective obligations to obtain regulatory approvals and clearances has not been the principal cause of such Restraint or such imposition of such Restraint.

In no event will Owens Corning be obligated to pay the termination fee on more than one occasion. Except in the case of fraud or material and willful breach of the Arrangement Agreement by Owens Corning or Purchaser, the receipt by Masonite of the Owens Corning termination fee will be the sole and exclusive remedy of Masonite in connection with the Arrangement Agreement and Masonite will not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against Owens Corning, Purchaser, any of their respective subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders, affiliates or representatives in connection with the Arrangement Agreement.

Effect of Termination

In the event of termination of the Arrangement Agreement in accordance with the terms of the Arrangement Agreement, the Arrangement Agreement will become void (except that provisions relating to the effect of termination, payment of the termination fees, public announcements relating to the Arrangement and certain other provisions, together with the confidentiality agreement between Owens Corning and Masonite, will survive any such termination), and there will be no liability on the part of any of the parties, except that no party will be relieved of liability for fraud or any material and willful breach of the Arrangement Agreement.

Governing Law

The Arrangement Agreement is governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada.

PRINCIPAL LEGAL MATTERS

Court Approval and Completion of the Arrangement

The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this proxy statement, Masonite obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached hereto as Annex D of this proxy statement. A copy of the notice of hearing of petition in respect of the hearing of Masonite’s application for the Final Order is attached hereto as Annex H.

Subject to the approval of the Arrangement Resolution at the Special Meeting and the terms of the Interim Order, the hearing of Masonite’s application for the Final Order is expected to take place on May 2, 2024 at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time by any method as the Court may direct and the parties agree. Any Masonite shareholder or interested party who wishes to participate, appear, to be represented, and to present evidence or arguments at the hearing must file and serve a Response to Petition and satisfy the other requirements of the Court, as directed in the Interim Order attached hereto as Annex D and as the Court may direct in the future. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the Interim Order will be given notice of the new date. Participation in the hearing of Masonite’s application for the Final Order, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.

The Court has broad discretion under the BCBCA when making orders with respect to arrangements. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. If any such amendments are made, depending on the nature of the amendments, the parties to the Arrangement Agreement may not be obligated to complete the transactions contemplated in the Arrangement Agreement. For more information, see the section of this proxy statement captioned “The Arrangement Agreement—Conditions to the Arrangement.”

Assuming that the Final Order is granted, and the other conditions precedent to the completion of the Arrangement are satisfied or waived to the extent legally permissible, the Arrangement will become effective on the third business day following the satisfaction or waiver of the last of the conditions to the completion of the Arrangement set forth in the Arrangement Agreement. See the section of this proxy statement captioned “The Arrangement—Closing and Effective Time.”

Although Masonite’s, Owens Corning’s and Purchaser’s objective is to have the Effective Date occur as soon as possible after the Special Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in satisfying the other conditions to the completion of the Arrangement, including obtaining applicable regulatory approvals and clearances.

PROPOSAL 2: THE COMPENSATION PROPOSAL

Overview

Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Masonite is required to submit a proposal to our shareholders to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Masonite’s named executive officers that is based on or otherwise relates to the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement (the “Compensation Proposal”). This compensation is summarized in the section captioned “The Arrangement—Interests of Masonite’s Executive Officers and Directors in the Arrangement—Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement.” The Board of Directors encourages you to review carefully the named executive officer Arrangement-related compensation information disclosed in this proxy statement. Accordingly, Masonite is asking you to approve the following resolution:

RESOLVED, that the shareholders of Masonite approve, on a non-binding, advisory basis the compensation that will or may become payable to Masonite’s named executive officers that is based on or otherwise relates to the Arrangement as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Arrangement—Interests of Masonite’s Executive Officers and Directors in the Arrangement—Quantification of Potential Payments and Benefits to Masonite’s Named Executive Officers in Connection with the Arrangement.”

Vote Required for Approval

The vote on this Compensation Proposal is a vote separate and apart from the vote on the Arrangement Resolution and the Adjournment Proposal. Accordingly, you may vote to approve the Arrangement Resolution and/or the Adjournment Proposal and vote not to approve the Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on Masonite. Accordingly, if the Arrangement Resolution is approved and the Arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal. The approval of the Compensation Proposal by Masonite shareholders is not a condition to the completion of the Arrangement.

The affirmative vote of at least a majority of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve, on an advisory (non-binding) basis, the Compensation Proposal, assuming a quorum is present. Each Masonite common share outstanding on the record date of the Special Meeting is entitled to one vote on this proposal. If a quorum is present at the Special Meeting, failures to vote, abstentions and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that Masonite shareholders vote “FOR” the Compensation Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

Overview

We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Arrangement Agreement at the time of the Special Meeting (the “Adjournment Proposal”). If shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Masonite shareholders that have previously returned properly executed proxies voting against the Arrangement Resolution. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against Arrangement Resolution such that the Arrangement Resolution would be defeated, we could adjourn the Special Meeting without a vote on the Arrangement Resolution and seek to convince the holders of those shares to change their votes to votes in favor of the Arrangement Resolution. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.

Vote Required for Approval

The vote on this Adjournment Proposal is a vote separate and apart from the vote on the Arrangement Resolution and the Compensation Proposal. Accordingly, you may vote to approve the Arrangement Resolution and/or the Compensation Proposal and vote not to approve the Adjournment Proposal and vice versa. The approval of the Adjournment Proposal by Masonite shareholders is not a condition to the completion of the Arrangement.

The affirmative vote of at least a majority of the votes cast by Masonite shareholders present in person or represented by proxy at the Special Meeting is required to approve, on an advisory (non-binding) basis, the Adjournment Proposal, assuming a quorum is present. Each Masonite common share outstanding on the record date of the Special Meeting is entitled to one vote on this proposal. If a quorum is present at the Special Meeting, failures to vote, abstentions and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that Masonite shareholders vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of Masonite common shares beneficially owned as of the close of business on March 19, 2024, by (i) each of those known to Masonite to be the beneficial owner of more than 5% of the total issued and outstanding number of Masonite common shares, (ii) each director of Masonite, (iii) the named executive officers of Masonite, and (iv) all directors and all named executive officers of Masonite as a group.

Percentage of beneficial ownership provided in the tables is based on 21,975,850 outstanding Masonite common shares as of the close of business on March 19, 2024, unless otherwise indicated in a footnote below (and in that case based upon SEC filings made on behalf of such owners). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

The only Masonite shareholders known to Masonite to beneficially own more than 5% of any class of Masonite’s voting securities are:

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Total Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
The Vanguard Group(1)	2,366,249	10.84%
BlackRock, Inc.(2)	1,684,651	7.7%
FMR LLC(3)	1,401,403	6.42%

(1)

Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2024, as of December 29, 2023, the number of shares reported includes (a) 2,302,240 Masonite common shares over which The Vanguard Group (“Vanguard”) has sole dispositive power, (b) 40,740 Masonite common shares over which Vanguard has shared voting power, and (c) 64,009 Masonite common shares over which Vanguard has shared dispositive power. The mailing address for the holder listed above is 100 Vanguard Blvd, Malvern, PA 19355.

(2)

Based on the most recently available Schedule 13G/A filed with the SEC on February 6, 2024, as of December 31, 2023, the number of shares reported includes (a) 1,659,082 Masonite common shares over which Blackrock, Inc. (“Blackrock”) has sole voting power and (b) 1,684,403 Masonite common shares over which Blackrock has sole dispositive power. The mailing address for the holder listed above is 55 East 52nd Street, New York, NY 10055.

(3)

Based on the most recently available Schedule 13G/A filed with the SEC on February 9, 2024, as of December 29, 2023, the number of shares reported includes (a) 1,400,353 Masonite common shares over which FMR, LLC (“FMR”) has sole voting power and (b) 1,401,403 Masonite common shares over which FMR has sole dispositive power. The mailing address for the holder listed above is 245 Summer Street, Boston, Massachusetts 02210.

DIRECTORS AND EXECUTIVE OFFICERS

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner(1)	Common Shares Directly or Indirectly Owned(2)	SARs Exercisable within 60 Days(3)	RSUs Vesting within 60 Days(4)	Total Stock Ownership(5)
Howard C. Heckes	46,212	20,239	—	66,451
Robert J. Byrne	27,856	—	1,655	29,511
Jonathan F. Foster	9,773	—	1,121	10,894
Francis M. Scricco	18,356	—	1,121	19,477
Peter R. Dachowski	11,927	—	1,121	13,048
Jody L. Bilney	12,411	—	1,121	13,532
Daphne E. Jones	6,940	—	1,121	8,061
Jay I. Steinfeld	5,096	—	1,121	6,217
Barry A. Ruffalo	1,191	—	1,121	2,312
Russell T. Tiejema	40,376	5,217	—	45,593
Christopher O. Ball	2,470	—	—	2,470
Randal A. White	20,908	1,264	—	22,172
Robert A. Paxton	19,751	607	—	20,358
All directors and executive officers as a group (16)	231,136	27,847	11,937	270,920

(1)

As of the close of business on March 19, 2024 (i) no director or executive officer beneficially owned more than 1% of the outstanding Masonite common shares, and (ii) the directors and executive officers of Masonite as a group beneficially owned approximately 1% of the outstanding Masonite common shares (including Masonite common shares they have the right to acquire within 60 days through the exercise of any option, warrant, or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement). The address of each of the Masonite directors and executive officers listed above is c/o Masonite International Corporation, 1242 East 5th Avenue, Tampa, Florida 33605.

(2)	Represents Masonite common shares owned by the directors and executive officers. With respect to Mr. Byrne, 27,856 Masonite common shares that are held in trust.
(3)

The number of Masonite common shares shown in this column are not currently outstanding but are deemed beneficially owned because of the right to acquire upon exercise of SARs that are currently exercisable or exercisable within 60 days of March 19, 2024. Since the SARs are settled in Masonite common shares, the table assumes that the SARs were converted to Masonite common shares using a price of $88.39 per Masonite common share, the 60 day average closing price of Masonite common shares on the NYSE, as of the 60 trading days prior to January 31, 2024.

(4)

The number of Masonite common shares shown in this column are not currently outstanding but are deemed beneficially owned because of the right to acquire upon the vesting of time-vesting restricted stock units within 60 days of March 19, 2024.

(5)	These amounts are the sum of the number of Masonite common shares shown in prior columns.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Masonite’s directors and executive officers, and persons who own more than ten percent of a registered class of Masonite’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Masonite. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Masonite did not timely file the following Statements of Changes in Beneficial Ownership: the Form 4, filed by Christopher O. Ball, with the filings of Masonite on October 13, 2023, and the Form 4, filed by Alexander A. Legall, with the filings of Masonite, on October 11, 2023. To Masonite’s knowledge, based solely on a review of the copies of such reports furnished to Masonite and written representations that no other reports were required, during the year ended December 31, 2023, all other Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

PROCEDURES FOR SURRENDER OF SHARES AND RECEIPT OF CONSIDERATION

Procedures for Exchange of Certificates by Shareholders

From and after the Effective Time, all certificates or book-entry holdings that represented Masonite common shares immediately prior to the Effective Time will cease to represent any rights with respect to such Masonite common shares, and will only represent the right to receive the Per Share Arrangement Consideration or, in the case of the dissenting Masonite shareholders, the right to receive fair value for their Masonite common shares.

Promptly after the Effective Time, the Depositary will provide written instructions that explain how to exchange Masonite common shares represented by such holder’s certificates or book-entry shares which, when properly completed and duly executed and returned together with any certificate or certificates (including any direct registration statement advice) representing Masonite common shares, being a Certificate, and any and all other required documents, will enable each Masonite shareholder, other than dissenting Masonite shareholders, Masonite and its subsidiaries, and Owens Corning and its subsidiaries, to obtain the Per Share Arrangement Consideration that such registered Masonite shareholder is entitled to receive under the Arrangement.

A Masonite shareholder will not receive Per Share Arrangement Consideration under the Arrangement until after the Arrangement is completed and the Masonite shareholder has returned properly completed documents (to the extent required) and any Certificate(s) representing the Masonite common shares to the Depositary, American Stock Transfer & Trust Company.

Upon the surrender by Masonite shareholder to the Depositary for cancellation of a Certificate which immediately prior to the Effective Time represented outstanding Masonite common shares, together with any such additional documents and instruments as the Depositary may reasonably require, such Masonite shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Masonite shareholder a check, wire or other form of immediately available funds representing the Per Share Arrangement Consideration which such Masonite shareholder has the right to receive under the Plan of Arrangement for such Masonite common shares, without interest, less any amounts withheld pursuant to the Plan of Arrangement, and any certificate so surrendered shall forthwith be canceled. Upon receipt of a customary “agent’s message” by the Depositary with respect to book-entry Masonite common shares, and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to the holder of such book-entry Masonite common shares, a check, wire or other form of immediately available funds representing the Per Share Arrangement Consideration that such holder has the right to receive under the Arrangement for such book-entry Masonite common shares, less any amounts withheld pursuant to the Plan of Arrangement, and any book-entry Masonite common shares so surrendered shall forthwith be canceled.

No Masonite shareholder shall be entitled to receive any consideration with respect to such Masonite common shares other than any cash payment to which such holder is entitled to receive in accordance with the Plan of Arrangement and no such registered Masonite shareholder will be entitled to receive any interest, dividends, premium, or other payment in connection therewith.

The method of delivery of Certificates representing Masonite common shares and all other required documents is at the option and risk of the registered Masonite shareholder depositing their Masonite common shares. Any use of mail to transmit certificate(s) representing Masonite common shares and any additional documents and instruments as the Depositary may reasonably require is at each registered Masonite shareholder’s risk and documents so mailed shall be deemed to have been received by Masonite upon actual receipt by the Depositary. Masonite recommends that such certificate(s) and other documents be delivered by hand to the Depositary and a receipt therefor be obtained or that registered mail be used (with proper acknowledgment) and appropriate insurance be obtained.

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Masonite common shares that were transferred pursuant to the Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a check, wire, or other form of immediately available funds for the Per Share Arrangement Consideration that such registered Masonite shareholder has the right to receive in accordance with the Plan of Arrangement. When authorizing such payment in exchange for any lost, stolen, or destroyed certificate, the person to whom such cash is to be delivered shall as a condition precedent to the delivery of such payment, give a bond satisfactory to Purchaser and the Depositary (each acting reasonably) in such sum as Purchaser may direct, or otherwise indemnify Purchaser and Masonite in a manner satisfactory to Purchaser and Masonite (each acting reasonably) against any claim that may be made against Purchaser and Masonite with respect to the certificate alleged to have been lost, stolen, or destroyed.

Cancellation of Rights

Until surrendered to the Depositary in accordance with the Plan of Arrangement, each Certificate that immediately prior to the Effective Time represented Masonite common shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Per Share Arrangement Consideration which the holder is entitled to receive in lieu of such certificate, less any amounts withheld in accordance with the Plan of Arrangement. Any such Certificate formerly representing Masonite common shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Masonite common shares of any kind or nature against Masonite. On such date, the Per Share Arrangement Consideration to which such former holder was entitled shall be deemed to have been surrendered to Purchaser, and shall be paid over by the Depositary to Purchaser or as directed by Purchaser.

Any payment made by way of check by the Depositary (or Masonite, if applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or Masonite) or that otherwise remains unclaimed, in each case, on the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Masonite common shares, Cash-Out RSUs, Cash-Out PRSUs and Masonite SAR Awards pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Purchaser or Masonite, as applicable, for no consideration.

Payment of Consideration by Purchaser

Purchaser and, subject to Section 2.9(2) of the Arrangement Agreement, Masonite shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, provide or cause to be provided to the Depositary sufficient cash (to be held by the Depositary in escrow as agent for such Masonite shareholders and other holders) to satisfy (a) the aggregate Per Share Arrangement Consideration payable to Masonite shareholders and (b) the RSU Consideration, PRSU Consideration and SAR Consideration payable under the Plan of Arrangement to holders of Cash-Out RSUs, Cash-Out PRSUs and Masonite SAR Awards pursuant to the Plan of Arrangement (other than with respect to Masonite common shares held by Masonite or any of its subsidiaries, or already owned by Owens Corning or any of its subsidiaries, and dissenting Masonite shareholders validly exercising Dissent Rights), net of any applicable withholdings. Owens Corning shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, reserve and authorize for issuance such number of shares of Owens Corning common stock as shall be necessary to issue to holders of Owens Corning RSUs issued in exchange for Masonite RSU Awards that are not Cash-Out RSUs and Masonite PRSU Awards that are not Cash-Out PRSUs.

Depositary Services

The Depositary will formally be appointed to act as depositary for the Arrangement for the receipt of Certificates representing Masonite common shares for the purposes of delivering the Per Share Arrangement Consideration payable to Masonite shareholders. The terms and conditions of such appointment will be set out in an agreement to be entered into prior to the Effective Date. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out-of-pocket expenses and will be indemnified by Masonite, Owens Corning, and Purchaser against certain liabilities and expenses in connection therewith.

DISSENT RIGHTS

The following description of the rights of Masonite shareholders wishing to exercise Dissent Rights is not a comprehensive statement of the procedures to be followed by a dissenting Masonite shareholder who seeks payment of the fair value of its Masonite common shares and is qualified in its entirety by reference to the full text of Sections 237 to 247 of the BCBCA, which is set forth in Annex G of this proxy statement, as modified by the Interim Order, a copy of which is attached to this proxy statement as Annex D and the Plan of Arrangement, a copy of which is attached as Annex C to this proxy statement. The statutory procedures dealing with the right of dissent are technical and complex. A Masonite shareholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement and seek legal advice. Failure to comply with the provisions of the BCBCA, as so modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and to adhere to the procedures established therein may result in the loss of all rights thereunder.

The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing.

Pursuant to the Interim Order, each registered Masonite shareholder has a right, in addition to any other rights the holder may have, to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid by Purchaser the fair value of the Masonite common shares held by such registered Masonite shareholder in respect of which the registered Masonite shareholder dissents, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the last business day before the day on which the Arrangement Resolution is adopted. A dissenting Masonite shareholder will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Masonite common shares.

Beneficial Masonite shareholders who wish to dissent should be aware that only registered Masonite shareholders are entitled to dissent. Accordingly, a beneficial Masonite shareholder desiring to exercise Dissent Rights must make arrangements for the Masonite common shares beneficially owned by such beneficial Masonite shareholder to be registered in the beneficial Masonite shareholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Masonite or, alternatively, make arrangements for the registered holder of such Masonite common shares to dissent on the beneficial Masonite shareholder’s behalf. A registered Masonite shareholder wishing to exercise Dissent Rights may only dissent with respect to all Masonite common shares held on behalf of any one beneficial Masonite shareholder and registered in the name of such Masonite shareholder.

To exercise Dissent Rights, a registered Masonite shareholder must submit to Masonite a written objection to the Arrangement Resolution (a “Dissent Notice”), which Dissent Notice must be received by Masonite at its office located at 1242 East 5th Avenue, Tampa, Florida, 33605 Attention: Legal Department, with a copy to Masonite’s legal counsel, Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: John Christian not later than 5:00 p.m. (Eastern Time) on April 23, 2024 (or the day that is two business days immediately preceding the date that any adjourned or postponed Special Meeting is reconvened or held, as the case may be), and must otherwise strictly comply with the dissent procedures prescribed by the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court. No registered Masonite shareholder who has voted its Masonite common shares in favor of the Arrangement Resolution shall be entitled to exercise Dissent Rights with respect to such Masonite common shares and a registered Masonite shareholder may not exercise the right to dissent in respect of only a portion of the Masonite common shares held on behalf of any one beneficial owner and registered in that registered Masonite shareholder’s name. In addition to any other restrictions under Section 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, holders of Masonite RSU Awards, Masonite PRSU Awards and Masonite SAR Awards shall not be entitled to exercise Dissent Rights.

The delivery of a Dissent Notice does not deprive a registered Masonite shareholder wishing to exercise Dissent Rights of the right to vote at the Special Meeting. However, a registered Masonite shareholder who has delivered a Dissent Notice and who votes in favor of the Arrangement Resolution will no longer be considered a dissenting Masonite shareholder. A registered Masonite shareholder need not vote its Masonite common shares against the Arrangement Resolution in order to dissent. A vote against the Arrangement Resolution, whether in person or by proxy, does not constitute a Dissent Notice.

The Dissent Notice must set out the name and address of the registered Masonite shareholder, the number of Masonite common shares, in respect of which the Dissent Notice is being given (the “Notice Securities”) and whichever of the following is applicable: (a) if the Notice Securities constitute all of the Masonite common shares of which the registered Masonite shareholder wishing to exercise Dissent Rights (a “notice Masonite shareholder”) is both the registered and beneficial owner and the notice Masonite shareholder holds no other Masonite common shares as beneficial owner, a statement to that effect; (b) if the Notice Securities constitute all of the Masonite common shares, of which the notice Masonite shareholder is both the registered and beneficial owner but the notice Masonite shareholder owns additional Masonite common shares beneficially, a statement to that effect and the names of the registered Masonite shareholders as of the Record Date, the number of such additional Masonite common shares held by each of those registered Masonite shareholders and a statement that a Dissent Notice is being, or has been, sent with respect to all such additional Masonite common shares; or (c) if the Dissent Rights are being exercised by a registered Masonite shareholder on behalf of a beneficial Masonite shareholder who is not the notice Masonite shareholder but was the beneficial holder of the Notice Securities on the Record Date, a statement to that effect and the name and address of the beneficial Masonite shareholder and a statement that the registered Masonite shareholder is dissenting with respect to all Masonite common shares of the beneficial Masonite shareholder that are registered in such registered Masonite shareholder’s name.

Masonite is required, promptly after the later of (a) the date on which it forms the intention to proceed with the Arrangement, and (b) the date on which the Dissent Notice was received, to notify each dissenting Masonite shareholder of Purchaser’s intention to act on the Arrangement Resolution. If the Arrangement Resolution is approved and if Masonite or Purchaser notifies the dissenting Masonite shareholder of its intention to act upon the Arrangement Resolution, the dissenting Masonite shareholder is then required, within one month after Masonite gives such notice, to send to Masonite or the transfer agent, American Stock Transfer & Trust Company, the certificates representing the Notice Securities if such Notice Securities are certificated, and a written statement that requires Purchaser to purchase all of the Notice Securities. If the Dissent Right is being exercised by the dissenting Masonite shareholder on behalf of a beneficial Masonite shareholder who is not the dissenting Masonite shareholder but was the beneficial holder of Masonite common shares on the Record Date, a statement signed by the beneficial Masonite shareholder is required which sets out whether the beneficial Masonite shareholder is the beneficial owner of other Masonite common shares (or was the beneficial holder of Masonite common shares as of the Record Date), and, if so: (a) the names of the registered owners of such Masonite common shares; (b) the number of such Masonite common shares; and (c) that dissent is being exercised in respect of all of such Masonite common shares. Upon delivery of these documents, the dissenting Masonite shareholder is deemed to have sold the Notice Securities and Purchaser is deemed to have purchased them. Once the dissenting Masonite shareholder has done this, the dissenting Masonite shareholder may not vote or exercise any shareholder rights in respect of the Notice Securities.

The dissenting Masonite shareholder and Purchaser may agree on the payout value of the Notice Securities; otherwise, either party may apply to the Court to determine the payout value of the Notice Securities or apply for an order that the value be established by arbitration or by reference to the registrar or a referee of the Court. There is no obligation on Purchaser to make an application to the Court. After a determination of the payout value of the Notice Securities, Purchaser must then promptly pay that amount to the dissenting Masonite shareholder.

Section 246 of the BCBCA outlines certain events when Dissent Rights will cease to apply where such events occur before payment is made to the dissenting Masonite shareholders of the fair value of the Notice

Securities surrendered (including if the Arrangement Resolution is not approved or is otherwise not proceeded with). In such events, the dissenting Masonite shareholders will be entitled to the return of the applicable certificate(s) representing the Notice Securities previously delivered, if any, and rights as a Masonite shareholder in respect of the applicable Masonite common shares will be regained.

In no circumstances will Masonite, Owens Corning or Purchaser, or any other person be required to recognize a person as a dissenting Masonite shareholder: (a) unless such person is the holder of the Masonite common shares in respect of which dissent rights are purported to be exercised immediately prior to the Effective Time; (b) if such person has voted or instructed a proxyholder to vote the Masonite common shares in favor of the Arrangement Resolution; or (c) unless such person has strictly complied with the procedures for exercising dissent rights set out in Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, and does not withdraw such person’s Dissent Notice prior to the effective time of the Arrangement.

Any registered Masonite shareholder wishing to avail himself, herself or itself, of the Dissent Rights that, for any reason, does not properly fulfil the dissent procedures in accordance with the applicable requirements, acts inconsistently with such dissent, or who, for any other reason, is not entitled to be paid the fair value of their Masonite common shares, shall be treated as if the registered Masonite shareholder had participated in the Arrangement on the same basis as a non-dissenting registered Masonite shareholder, as applicable.

It is strongly suggested that any Masonite shareholder wishing to dissent seek independent legal advice, as the failure to strictly comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, may result in a loss of all rights thereunder.

FUTURE SHAREHOLDER PROPOSALS

If the Arrangement is completed, we will have no public shareholders and there will be no public participation in any future meetings of shareholders of Masonite. However, if the Arrangement is not completed, shareholders will continue to be entitled to attend and participate in shareholder meetings.

Masonite held its 2023 annual shareholders meeting on May 11, 2023. It is not expected that Masonite will hold an annual meeting of Masonite’s shareholder for 2024 (the “2024 annual meeting”) if the Arrangement is completed prior to July 31, 2024.

If the Arrangement is not completed and the 2024 annual meeting is held, any shareholder proposal intended to be presented at the 2024 annual meeting must have been received in writing by Masonite’s Corporate Secretary at its principal executive offices at 2771 Rutherford Road, Concord, Ontario, Canada L4K 2N6, not later than November 30, 2023, and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

Additionally, Masonite’s articles (our “Articles”) establish a timely notice procedure with regard to certain information to be provided by any Masonite shareholder who proposes director nominations for consideration at a shareholders meeting. A failure to deliver a proposal in accordance with these requirements may result in it not being deemed timely received. To be timely, a notice of a director nomination must be received by Masonite’s Corporate Secretary at the registered office or the principal executive office in Canada of Masonite no less than 30 days nor more than 65 days before the date of the 2024 annual meeting, subject to certain exceptions as described in the Articles of Masonite. As such, assuming the 2024 annual meeting were to be held on May 9, 2024, any such director nominations submitted for consideration at such meeting must be received no earlier than March 5, 2024 and no later than April 9, 2024 in order for it to be deemed timely received.

In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, Masonite shareholders who intend to solicit proxies for the 2024 annual meeting in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. If the 2024 annual meeting is held between April 11, 2024 and June 10, 2024, the notice must be provided no later than March 12, 2024; however if the 2024 annual meeting is held outside of this period, the notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the tenth calendar day following the day on which public announcement of the date of the 2024 annual meeting is first made by Masonite.

Pursuant to the BCBCA, a registered or beneficial shareholder who holds no less than either (a) 1/100 of the Masonite common shares or (b) Masonite common shares having a fair market value of not less than Cdn$2,000 (approximately US$1,480 as of February 28, 2024) may submit a proposal (other than a proposal to appoint a director as outlined above) for consideration at Masonite’s annual general meeting (a “BCBCA Proposal”). In order to be valid, a BCBCA Proposal must meet several technical requirements, including a requirement that the proposal be for a valid purpose relating to the business and affairs of Masonite, and that the form of proposal is received at Masonite’s registered office no less than three months prior to the anniversary of Masonite’s prior annual general meeting. If a Masonite shareholder submits a BCBCA Proposal for consideration at the 2024 annual meeting outside the processes of Rule 14a-8 of the Exchange Act, and that submission occurs after the close of business on February 11, 2024, Masonite would not need to include such BCBCA Proposal with the notice of meeting and other meeting materials for the 2024 annual meeting and, in accordance with the BCBCA and the Articles of Masonite, could prohibit that matter from being considered at that meeting.

A copy of the full text of the provisions of the Articles of Masonite governing the notice requirements set forth above, along with the relevant sections of the BCBCA, may be obtained by writing to Masonite’s Corporate Secretary. All notices of proposals submitted under Rule 14a-8 of the Exchange Act should be sent to 2771 Rutherford Road, Concord, Ontario, Canada L4K 2N6, Attention: Corporate Secretary. All notices of director nominations should be sent to the attention of the Corporate Secretary at either of the following two addresses: (a) Masonite’s registered office, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, or (b) Masonite’s principal executive office in Canada, 2771 Rutherford Road, Concord, Ontario, Canada L4K 2N6. All BCBCA Proposals should be sent to the attention of the Corporate Secretary at Masonite’s registered office, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Masonite filings with the SEC are incorporated by reference:

•	Masonite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 29, 2024; and

•	Masonite’s Current Reports on Form 8-K, filed on January 17, 2024 and February 9, 2024.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Arrangement Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

Masonite is subject to the informational requirements of the Exchange Act. We file reports, proxy statements, and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Masonite International Corporation

Attention: Corporate Secretary

1242 East 5th Avenue, Tampa

Florida 33605, United States

If you would like to request documents from us, please do so as soon as possible in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through our Investor website at https://investor.masonite.com/. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Arrangement, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Masonite common shares, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (888) 541-9895

Email: DOOR@dfking.com

MISCELLANEOUS

Masonite has supplied all information relating to Masonite, and Owens Corning has supplied, and Masonite has not independently verified, all of the information relating to Owens Corning and Purchaser contained in this proxy statement.

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Arrangement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 22, 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

ANNEX A — ARRANGEMENT AGREEMENT

OWENS CORNING

as the Parent

and

MT ACQUISITION CO ULC

as the Purchaser

and

MASONITE INTERNATIONAL CORPORATION

as the Company

ARRANGEMENT AGREEMENT

February 8, 2024

A-i

SCHEDULES

Schedule A PLAN OF ARRANGEMENT

Schedule B  ARRANGEMENT RESOLUTION

Schedule C  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Schedule D REPRESENTATIONS AND WARRANTIES OF THE PARENT AND PURCHASER

A-ii

ARRANGEMENT AGREEMENT

THIS AGREEMENT is made as of February 8, 2024,

B E T W E E N:

Owens Corning, a corporation formed under the laws of the State of Delaware

(the “Parent”)

- and -

MT Acquisition Co ULC, a British Columbia unlimited liability company

(the “Purchaser”)

- and -

Masonite International Corporation, a corporation incorporated under the laws of British Columbia

(the “Company”).

WHEREAS:

A.

The Board of Directors of the Company has unanimously determined that the Arrangement is in the best interest of the Company and that the Consideration to be received by the Company Shareholders pursuant to this Agreement is fair, from a financial point of view, to the Company Shareholders.

B.	The Board of Directors has approved the transactions contemplated by this Agreement and unanimously determined to recommend approval of the Arrangement to the Company Shareholders.

C.

The Purchaser and the Company intend that the Arrangement be effected by way of Plan of Arrangement under the provisions of the Business Corporations Act (British Columbia), and in furtherance of the Arrangement, the Board of Directors has agreed to submit the Arrangement Resolution to the Company Shareholders for approval and to submit the Arrangement to the Court for approval once the Required Approval (as defined below) has been obtained.

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Defined Terms

(a) As used in this Agreement, the following terms have the following meanings:

“1933 Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“2012 Plan” means the Company Amended and Restated 2012 Equity Incentive Plan, as most recently amended and/or restated.

“2021 Plan” means the Company 2021 Omnibus Incentive Plan, as most recently amended and/or restated.

“2028 Senior Notes” means the 5.375% senior unsecured notes due February 1, 2028 issued pursuant to the 2028 Senior Notes Indenture initially in an aggregate principal amount of $500.0 million.

“2028 Senior Notes Indenture” means that certain indenture by and between the Company and Wells Fargo Bank, National Association, as trustee, dated July 25, 2019, as amended, modified or supplemented from time to time.

“2030 Senior Notes” means the 3.50% senior unsecured notes due February 15, 2030 issued pursuant to the 2030 Senior Notes Indenture initially in an aggregate principal amount of $375.0 million.

“2030 Senior Notes Indenture” means that certain indenture by and between the Company and Wells Fargo Bank, National Association, as trustee, dated July 26, 2021, as amended, modified or supplemented from time to time.

“Acceptable Confidentiality Agreement” means a confidentiality agreement that (i) contains terms, with respect to confidentiality and use, taken as a whole, that are not materially less restrictive to the Company’s counterparty thereto than those contained in the Confidentiality Agreement (it being understood and agreed that such confidentiality agreement need not restrict any person from making, publicly or privately, an Acquisition Proposal or otherwise contain any standstill or similar provision), (ii) does not prohibit the Company from complying with Section 5.1 and (iii) does not include any provision calling for an exclusive right to negotiate with the Company prior to the valid termination of this Agreement.

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any bona fide Third Party offer or proposal relating to (i) any acquisition or purchase, direct or indirect, of 20% or more of the consolidated assets of the Company or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company, (ii) any take-over bid, tender offer (including an issuer bid) or exchange offer that, if consummated, would result in such Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or (iii) a merger, consolidation, share exchange, business combination, plan of arrangement, amalgamation, sale of all or substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company.

“Adverse Recommendation Change” has the meaning specified in Section 5.1(1)(a).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that, for purposes of this Agreement, the Parent and the Purchaser shall be deemed not to be Affiliates of the Company and vice versa.

“Agreement” means this arrangement agreement.

“Alternative Financing” has the meaning specified in Section 4.12(d).

“Alternative Financing Commitment Letter” has the meaning specified in Section 4.12(d).

“Anti-Corruption Law” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Criminal Code (Canada), or the rules and regulations promulgated thereunder or under any other Applicable Law related to bribery or corruption of any relevant jurisdiction covering a similar subject matter applicable to the Company or the Subsidiary and their respective operations.

“Antitrust Division” has the meaning specified in Section 4.2(1)(b).

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state, provincial or local law, constitution, treaty, act, statute, code, rule, regulation, order, injunction, judgment, decree, writ, award, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority in any relevant jurisdiction that is binding upon or applicable to such Person, including any Competition Law or Foreign Investment Law.

“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Company Meeting, substantially in the form of Schedule B.

“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Authority having jurisdiction over the Person.

“Balance Sheet Date” has the meaning specified in Paragraph 10 of Schedule C.

“BCBCA” means the Business Corporations Act (British Columbia).

“Benefit Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA (regardless of whether such plan is subject to ERISA), (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case, whether or not written, that is sponsored, maintained, contributed to, or entered into, by the Company or any of its Subsidiaries (or any predecessor of such entity) for the current or future benefit of any Company Service Provider or with respect to which the Company or any of its Subsidiaries (or any predecessor of such entity) has or would reasonably be expected to have any direct or indirect liability, other than any such plan, agreement, arrangement, program or policy that is (x) a “multiemployer” plan as defined in Section 3(37) of ERISA or (y) operated by any Governmental Authority. A Collective Agreement shall not constitute a Benefit Plan.

“Board of Directors” means the board of directors of the Company as constituted from time to time.

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia, Toronto, Ontario or New York, New York.

“Business System” means any and all of the information technology assets, systems and services that are owned by, or leased or licensed to, the Company or any of its Subsidiaries and used or held for use in the operation of the business of the Company or any of its Subsidiaries, including all computers, devices, computer hardware, operating system, firmware, middleware, server, workstation, router, hub, switch, data communications line, hosting infrastructure, subscribed data service, peripheral equipment or all other information technology equipment or element, Software, database engine or processed data, technology infrastructure or other computer system or associated documentation.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136 (Mar. 27, 2020), as the same may be amended from time to time.

“Cash-Out PRSU” has the meaning specified in Section 2.7(d).

“Cash-Out RSU” has the meaning specified in Section 2.7(b).

“Collective Agreements” means all collective bargaining agreements or union agreements applicable to current or former employees of the Company or any of its Subsidiaries and all related documents, whether written or oral, including letters or memorandums of understanding, letters of intent or other written communications with bargaining agents or similar authorized employee representative for any current or former Company Employee, in each case which impose any obligations upon the Company or any of its Subsidiaries that are not otherwise required by Applicable Law.

“Common Shares” means the common shares in the capital of the Company.

“Company” has the meaning specified in the Preamble.

“Company 401(k) Plan” has the meaning specified in Section 4.7(d).

“Company Balance Sheet” means the consolidated balance sheet of the Company as of January 1, 2023, and the footnotes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended January 1, 2023.

“Company Capitalization Date” has the meaning specified in Paragraph 5(a) of Schedule C.

“Company Credit Agreements” means (i) that certain Credit Agreement, dated as of December 13, 2022 (as amended, restated, amended and restated, modified or supplemented from time to time), among Masonite Corporation, Masonite International Corporation, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the administrative agent and collateral agent and (ii) that certain Second Amended and Restated Credit Agreement, dated as of January 31, 2019 (as amended, restated, amended and restated, modified or supplemented from time to time), among Masonite International Corporation, Masonite Corporation, the other borrowers from time to time party thereto, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as the administrative agent.

“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Company to the Parent and the Purchaser with this Agreement.

“Company Employee” means an employee of the Company or its Subsidiaries.

“Company Equity Awards” means the RSUs, PRSUs and SARs.

“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the financial condition, assets, business or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any Effect to the extent resulting from (i) changes or prospective changes in GAAP or the interpretation thereof, (ii) general economic, political, regulatory, legal or tax conditions in the United States or any other country or region, including changes in financial, credit, securities or currency markets (including changes in interest or exchange rates) and the imposition or adjustment of tariffs, (iii) conditions generally affecting any of the industries in which the Company and its Subsidiaries operate, (iv) changes or prospective changes in Applicable Law or the interpretation thereof, (v) geopolitical conditions, the outbreak or escalation of hostilities, acts of war, sabotage, terrorism, cyberattacks, protests, riots, strikes, global health conditions (including any epidemic, pandemic or disease outbreak) or natural disasters, (vi) the execution, delivery and performance of this Agreement or the announcement or completion of the transactions contemplated by this Agreement or the identity of or any facts or circumstances relating to the Parent or any of its Affiliates, including the impact of any of the foregoing on the business relationships, contractual or otherwise, of the Company and any of its Subsidiaries with customers, suppliers, service providers, employees, Governmental Authorities or any other business relationships resulting from any of the foregoing (provided that this clause (vi) shall not apply to any representation or warranty to the extent such representation or warranty expressly purports to address, as applicable, the consequences resulting from the execution, delivery and performance of this Agreement or the announcement or completion of the transactions contemplated by this Agreement, including as provided in Paragraph 4 of Schedule C), (vii) any actions requested in writing to be taken (or omitted to be taken) by or on behalf of the Parent or the Purchaser, (viii) any failure by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance or integration synergies for any period, (ix) changes in the price or trading volume of the shares of Common Shares or any other securities of the Company on the NYSE or any other market on which such securities are quoted for purchase and sale or changes in the credit ratings of the Company (it being understood that any underlying facts giving rise or contributing to the failure or changes described in clauses (viii) or (ix) that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect), or (x) any actions taken (or omitted to be taken) by the Company or any of its Subsidiaries that are required or expressly permitted to be taken (or omitted to be taken) pursuant to this Agreement, including any actions required under this Agreement to obtain any approvals, consents, registrations, permits, authorizations and other confirmations under applicable Competition Laws for the completion of the transactions contemplated by this Agreement, except, with respect to clauses (i), (ii), (iii), (iv) and (v), to the extent that such Effect is disproportionately adverse to the Company and its Subsidiaries relative to others in the industry or industries in which the Company and its Subsidiaries operate, in which case only the incremental disproportionate adverse Effect may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur or (b) the ability of the Company to consummate the transactions contemplated by this Agreement on or prior to the Outside Date.

“Company Meeting” has the meaning specified in Section 2.3.

“Company Parties” has the meaning specified in Section 8.18.

“Company Proxy” means the notice of the Company Meeting and accompanying proxy statement, including all schedules, appendices and exhibits to be sent to the Company Shareholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time.

“Company Recommendation” has the meaning specified in Paragraph 2(b) of Schedule C.

“Company SEC Documents” has the meaning specified in Paragraph 7(a) of Schedule C.

“Company Securities” has the meaning specified in Paragraph 5(c) of Schedule C.

“Company Service Provider” means a current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries, in each case who is a natural person (whether retained directly by the Company or its applicable Subsidiary or indirectly through a third party entity, staffing company, or other Person).

“Company Shareholders” means the registered or beneficial holders of the Common Shares, as the context requires.

“Company Subsidiary Securities” has the meaning specified in Paragraph 6(b) of Schedule C.

“Company Termination Fee” has the meaning specified in Section 8.2(1).

“Competition Laws” means the HSR Act, Competition Act (Canada) and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of July 19, 2023, by and between the Parent and the Company.

“Consent Solicitation” has the meaning specified in Section 4.4(2).

“Consideration” means $133.00 in cash per Common Share, without interest.

“Constating Documents” means the notice of articles, articles of incorporation, amalgamation, or continuation, by-laws and all amendments to such articles or by-laws, as applicable.

“Continuing Employee” means each individual who is an employee of the Company or its Subsidiaries immediately prior to the Effective Time and continues to be an employee of the Parent or one of its Affiliates immediately following the Effective Time.

“Contract” means any legally binding agreement, commitment or contract, to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject, other than any Benefit Plan.

“Court” means the Supreme Court of British Columbia.

“Data Security Requirements” means, collectively, all of the following to the extent relating to Personal Information, sensitive or confidential information or data or otherwise relating to privacy, security, or security breach notification requirements and, in each case, applicable to the Company or any of its Subsidiaries, the conduct of their businesses, or any Business Systems: (i) the Company and its Subsidiaries’ own published rules, policies, and procedures (whether physical or technical in nature, or otherwise), (ii) all Applicable Laws, and all industry standards binding on the Company and its Subsidiaries (including, to the extent applicable, the Payment Card Industry Data Security Standard (PCI DSS)), and (iii) agreements relating to the processing of Personal Information that the Company or any of its Subsidiaries has entered into or by which it is bound.

“Debt Commitment Letter” has the meaning specified in Paragraph 7 of Schedule D.

“Debt Offer” has the meaning specified in Section 4.4(2).

“Debt Offer Documents” has the meaning specified in Section 4.4(2).

“Depositary” means American Stock Transfer & Trust Company, in its capacity as depositary for the Arrangement, or such other Person as the Company and the Parent mutually agree to engage as depositary for the Arrangement.

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement.

“Early Exercise ESPP Date” has the meaning specified in Section 2.7(f).

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system of the SEC.

“Effect” means any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence.

“Effective Date” means the date on which the Arrangement becomes effective, which shall be the date on which the Effective Time occurs.

“Effective Time” has the meaning specified in Section 2.8(1).

“Employee Share Purchase Plan” means the Company 2014 Employee Stock Purchase Plan, as most recently amended and/or restated.

“Enforceability Exceptions” has the meaning specified in Paragraph 2(a) of Schedule C.

“Environmental Laws” means all Applicable Laws and agreements with Governmental Authorities relating to: (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, presence, release or disposal of hazardous substances or materials.

“Equity Award Exchange Ratio” means a fraction, the numerator of which is the Consideration and the denominator of which is the Parent Trading Price.

“Equity Plans” means the Employee Share Purchase Plan, 2012 Plan and 2021 Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Ex-Im Laws” means all Applicable Laws relating to export, re-export, transfer or import controls (including the Export Administration Regulations administered by the U.S. Department of Commerce, and customs and import laws and regulations administered by U.S. Customs and Border Protection).

“Exchange Offer” has the meaning specified in Section 4.4(2).

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Parent, each acting reasonably) at any time prior to the Effective Date.

“Financing” has the meaning specified in Paragraph 7 of Schedule D.

“Financing Parties” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with the Financing, or to purchase debt securities from or place debt securities or arrange or provide loans for the Parent or any of its Subsidiaries as part of the Financing, including the parties to the Debt Commitment Letter and any other commitment letter, any applicable engagement letter, joinder agreements, indentures or credit agreements relating thereto, and their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided that neither the Parent nor any Affiliate of the Parent shall be a Financing Party.

“Foreign Investment Laws” means the Investment Canada Act and any other Applicable Law intended to prohibit, restrict, or regulate acquisitions or investments in Persons organized, domiciled, or operating in a jurisdiction by foreign Persons.

“FTC” has the meaning specified in Section 4.2(1)(b).

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational, domestic or foreign federal, state, provincial or local governmental, regulatory or administrative authority, department, court, agency or official, or the NYSE or any self-regulatory organization.

“Hazardous Substance” means any (i) material, substance or waste that is listed, defined or regulated as “hazardous” or “toxic,” or as a “pollutant” or “contaminant” (or words of similar meaning and regulatory effect) under Environmental Laws; and (ii) petroleum, petroleum products, per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X, and PFBs), polychlorinated biphenyls (PCBs), 1, 4 Dioxane, asbestos and asbestos-containing materials, radon, and toxic mold or fungi, or other emerging contaminants.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indemnified Persons” has the meaning specified in Section 8.8.

“Indenture” means each of the 2028 Senior Notes Indenture and the 2030 Senior Notes Indenture.

“Intellectual Property” means any and all intellectual property and similar proprietary rights in any jurisdiction anywhere in the world, including such rights in or to the following: (i) patents, applications for patents and reissues, divisions, revisions, provisionals, continuations, renewals, extensions, reexaminations and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including such information about inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes (including manufacturing and production processes and research and development information), designs, technology, technical data, schematics, formulae and financial and marketing plans, customer and supplier lists, pricing and cost information, in each case, that derives independent economic value from not being generally known to the public; (iii) copyrights (whether or not registered), copyright registrations and applications for copyright registration and intellectual property or similar proprietary rights in works of authorship (including such rights in Software as a work of authorship); (iv) trade names, business names, corporate names, domain names, website names and world wide web addresses, social media identifiers and accounts, brand names, common law trade-marks, trade-mark registrations, trade-mark applications, trade dress and logos and any and all other indications of origin (whether or not registered) and (v) any other rights in Software.

“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Parent, each acting reasonably.

“Internal Controls” has the meaning specified in Paragraph 7(d) of Schedule C.

“Intervening Event” has the meaning specified in Section 5.1(1)(f).

“IRS” has the meaning specified in Paragraph 19(a) of Schedule C.

“Knowledge” means (i) with respect to the Company, the actual knowledge after reasonable inquiry of the individuals listed on Section 1.1(a)(i) of the Company Disclosure Letter and (ii) with respect to the Parent, the actual knowledge after reasonable inquiry of the individuals listed on Section 1.1(a)(i) of the Parent Disclosure Letter.

“Licensed Intellectual Property” means any and all Intellectual Property that is owned by a Third Party and that is licensed or sublicensed (or purported to be licensed or sublicensed), to either the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.

“Lien” means, with respect to any property or asset, any mortgage, lien (statutory or otherwise), pledge, charge, hypothecation, security interest, encumbrance, or other similar adverse claim of any kind in respect of such property or asset.

“Matching Period” has the meaning set forth in Section 5.1(1)(d).

“Material Contract” has the meaning set forth in Paragraph 21(a) of Schedule C.

“Material Leases” has the meaning specified in Paragraph 14(c) of Schedule C.

“NYSE” means the New York Stock Exchange.

“officer,” with respect to the Company, has the meaning specified in the Securities Act (British Columbia).

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, decrees, stipulations or similar actions taken or entered by or with, or applied by, any Governmental Authority (in each case, whether temporary, preliminary or permanent).

“Outside Date” has the meaning specified in Section 7.2(1)(b)(iii).

“Owned Intellectual Property” means any and all Intellectual Property that is owned (either exclusively or jointly) by or purported to be owned by the Company or any of its Subsidiaries.

“Parent” has the meaning specified in the Preamble.

“Parent 401(k) Plan” has the meaning specified in Section 4.7(d).

“Parent Common Stock” means common stock of the Parent, par value of $0.01 per share.

“Parent Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Purchaser to the Company with this Agreement.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the ability of the Parent to consummate the transactions contemplated by this Agreement on or prior to the Outside Date.

“Parent RSU” has the meaning specified in Section 2.7(a).

“Parent Termination Fee” has the meaning specified in Section 8.2(3).

“Parent Trading Price” means the volume weighted average closing sale price of one share of Parent Common Stock as reported on the NYSE for the 10 consecutive trading days ending on the date that is two trading days prior to the Effective Date (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events) as reported by Bloomberg L.P.

“Parties” means the Company, the Parent and the Purchaser and “Party” means any one of them.

“Permit” means each governmental license, franchise, certificate, approval, registration, order, decree or other similar authorization of a Governmental Authority relating to the assets or business of the Company or its Subsidiaries which is necessary for the conduct of the business as currently conducted.

“Permitted Liens” means (a) any Liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and, in each case, for which adequate accruals, in accordance with GAAP, are reflected in the Company Balance Sheet, (b) vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, worker’s, repairmen’s or other similar Liens incurred in the ordinary course of business and which are not delinquent or which are being contested in good faith and for which adequate accruals in accordance with GAAP are reflected in the Company Balance Sheet, (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, (d) immaterial gaps in the chain of title evident from the publicly available records of the applicable Governmental Authority maintaining such records as of the date of this Agreement, (e) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that, in the aggregate, are not material in amount or that do not, in any case, materially and adversely affect or detract from the value, use or operation of the property or assets subject thereto, (f) statutory landlords’ Liens and Liens granted to landlords under any lease, (g) non-exclusive licenses to Intellectual Property granted in the ordinary course of business, (h) any purchase money security interests, equipment leases or similar financing arrangements, (i) any Liens securing indebtedness or liabilities that are reflected in the Company Balance Sheet, (j) with respect to any securities, any transfer restrictions of general applicability as may be provided under the 1933 Act or other Applicable Law or restrictions under the organizational documents of the issuer of such securities, (k) Liens as set forth on Section 1.1(a)(ii) of the Company Disclosure Letter and (l) any Liens that do not materially and adversely affect the use or operation of the property or assets subject thereto.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Personal Information” means any and all (i) information or data identifying, or that alone or in combination with other generally available information or data reasonably identifies, or reasonably allows for the identification of, an individual; and (ii) information or data that is defined as “personal information”, “personal data” “personally identifiable information,” “individually identifiable health information,” “protected health information,” “personal information” or words of similar import under any and all Data Security Requirements.

“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with Section 8.1 or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“Proceeding” means any action, claim, charge, complaint, arbitration, mediation, litigation, suit or other similarly formal legal proceeding commenced, brought, conducted, or heard by or before, any Governmental Authority or arbitrator.

“PRSU” means a performance-based restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests in whole or in part based on the achievement of performance goals, pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “PRSUs” shall not include any RSUs.

“PRSU Consideration” has the meaning specified in Section 2.7(d).

“Purchaser” has the meaning specified in the Preamble.

“Recipient” has the meaning specified in the definition of “Transferred Information.”

“Registered Intellectual Property” means any and all Owned Intellectual Property that is the subject of a registration (or an application for registration), including domain name registrations.

“Regulatory Actions” has the meaning specified in Section 4.2(1)(c).

“Representatives” means, with respect to a Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors acting on such Peron’s behalf.

“Required Approval” has the meaning specified in Section 2.2(b).

“Rollover PRSU” has the meaning specified in Section 2.7(c).

“Rollover RSU” has the meaning specified in Section 2.7(a).

“RSU” means a restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests solely upon the continued service of the holder over a specified period of time (including any such unit subject to any previously satisfied performance goals), pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “RSUs” shall not include any PRSUs.

“RSU Consideration” has the meaning specified in Section 2.7(b).

“Sanctioned Person” means at any time any Person: (i) listed on any Sanctions-related list of designated or blocked Persons; (ii) ordinarily resident in or organized under the laws of a country or territory that is the subject of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea, Sevastopol, Donetsk, Luhansk, Kherson and Zaporizhzhia regions of Ukraine and Venezuela); or (iii) owned directly or indirectly, 50% or more (in the aggregate) or otherwise controlled by any of the foregoing.

“Sanctions” means, collectively, the sanctions administered or enforced by the United States Government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control), the United Nations Security Council, the European Union and its member states, Global Affairs Canada and the Royal Canadian Mounted Police or other relevant sanctions authority and His Majesty’s Treasury.

“SAR” means a share appreciation right issued by the Company pursuant to, or otherwise governed by any of the Equity Plans, representing a right to receive Common Shares or an equivalent cash payment upon exercise.

“SAR Consideration” has the meaning specified in Section 2.7(e).

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means the 1933 Act, the 1934 Act, the Securities Act (British Columbia) and any other applicable securities laws, rules and regulations.

“Software” means any and all computer software and programs (both source code and object code form) and all documentation and other materials related to the computer software and programs.

“Specified Regulatory Approvals” has the meaning specified in Section 6.1(4) of the Company Disclosure Letter.

“Subsidiary” means, with respect to any Person, (i) any entity of which such Person, directly or indirectly, owns (A) securities or other ownership interests having ordinary voting power to elect a majority of the board or other governing body of directors or other Person or body performing similar functions or (B) more than 50% of the outstanding equity or financial interests or (ii) any entity in which such Person is or any of its Subsidiaries is a general partner or managing member of such other Person.

“Superior Proposal” has the meaning specified in Section 5.1(1)(e).

“Supplemental Indenture” has the meaning specified in Section 4.4(3).

“Tax Act” means the Income Tax Act (Canada).

“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including schedules or documents with respect thereto, estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes (and any amendments thereof or appendices or attachments thereto).

“Taxes” means any taxes or other assessments, duties, imposts, fees or charges in the nature of a tax (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

“Tender Offer” has the meaning specified in Section 4.4(2).

“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than the Company, the Parent or any of their respective controlled Affiliates.

“Transferred Information” means the Personal Information disclosed or conveyed to one Party or any of its Representatives or agents (a “Recipient”) by or on behalf of another Party as a result of or in conjunction with the transactions contemplated by this Agreement, and includes all such Personal Information disclosed to the Recipient on or after the date of this Agreement.

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

Section 1.2 Other Definitional and Interpretive Provisions.

The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof. References to “Articles,” “Sections,” “Exhibits,” “Annexes” and “Schedules” are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Annex or Schedule but not otherwise defined therein will have the meaning as defined in this Agreement. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. References to “ordinary course of business” will be deemed to be followed by the words “consistent with past practices” with such practices being interpreted hereunder taking into account the circumstances thereof. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The word “or” will not be deemed to be exclusive. The word “extent” and the phrase “to the extent” when used in this Agreement will mean the degree to which a subject or other thing extends, and such word or phrase will not simply “if.” References to any statute, law or other Applicable Law will be deemed to refer to such statute, law or other Applicable Law as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on the Company Disclosure Letter, all such material amendments, modifications or supplements must be listed in order to be taken into account and included for purposes of the Company Disclosure Letter. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Except as otherwise expressly set forth herein, all amounts required to be paid hereunder will be paid in United States currency in the manner and at the times set forth herein. Whenever this Agreement requires the Purchaser to take any action, such requirement will be deemed to include an undertaking on the part of the Parent to cause Purchaser to take such action. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. References to “law,” “laws” or to a particular statute or law will be deemed to also include any Applicable Law. References to documents or information “made available” or “provided” to the Parent or the Purchaser or similar terms will mean documents or information (i) publicly available on the EDGAR database (without redaction or omission) prior to the execution of this Agreement; (ii) delivered by or on behalf of the Company to the Parent or the Parent’s Representatives via e-mail or in hard copy form at least one day prior to the date of this Agreement or (iii) uploaded prior to the execution of this Agreement in the “Project Cardinal” dataroom hosted on Donnelley Financial Solutions at least one day prior to the date of this Agreement and is fully available and visible to the Parent and its Representatives. References to documents or information “made available” or “provided” to the Company or similar terms will mean documents or information (i) publicly available on the EDGAR database (without redaction or omission) prior to the execution of this Agreement; (ii) delivered by or on behalf of the Parent or the Purchaser to the Company or the Company’s Representatives via e-mail or in hard copy form prior to the execution of this Agreement; or (iii) uploaded prior to the execution of this Agreement into an electronic dataroom at least one day prior to the date of this Agreement and is fully available and visible to the Company and its Representatives.

Section 1.3 Schedules

(1)	The schedules attached to this Agreement form an integral part of this Agreement for all purposes of it.

(2)

The Company Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to Applicable Law unless such Applicable Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

ARTICLE 2

THE ARRANGEMENT

Section 2.1 Arrangement

The Company, the Parent and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.

Section 2.2 Interim Order

As soon as reasonably practicable after the date of this Agreement, but in any event on or before the date that is the earliest of (x) the first Business Day that is eleven days after the initial filing of the Company Proxy with the SEC if (A) the SEC staff does not notify the Company that it will review the Company Proxy by such time, or (B) the SEC staff notifies the Company that it will not review the Company Proxy and (y) five days following the date that the SEC staff notifies the Company that it has completed its review of the Company Proxy, the Company shall apply in a manner reasonably acceptable to the Parent pursuant to Section 291 of the BCBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:

(a)	for the classes of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(b)

that the required approval (the “Required Approval”) for the Arrangement Resolution shall be a special resolution, being a resolution approved by at least 66 2/3% of the votes cast on the Arrangement Resolution by Company Shareholders present in person or represented by proxy at the Company Meeting;

(c)

that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall, unless varied by the Interim Order or other order of the Court, apply in respect of the Company Meeting;

(d)	for the grant of the Dissent Rights to those Company Shareholders who are registered Company Shareholders as contemplated in the Plan of Arrangement;

(e)	confirmation of the record date for the purposes of determining the Company Shareholders entitled to notice of and to vote at the Company Meeting in accordance with the Interim Order;

(f)	whether the Company Meeting will be held in-person or be a virtual meeting or hybrid meeting whereby Company Shareholders may join virtually;

(g)	that the Company Meeting may be adjourned or postponed from time to time by the Company without the need for additional approval of the Court;

(h)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(i)	that the Company and the Purchaser are authorized to make any revisions, amendments, or supplements to the Plan of Arrangement upon mutual agreement;

(j)

that the record date for the Company Shareholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) of the Company Meeting, unless required by Securities Laws or with the prior written consent of the Parent; and

(k)	for such other matters as the Parent or the Purchaser may reasonably require, subject to obtaining the prior consent of the Company.

Section 2.3 The Company Meeting

Subject to the terms of this Agreement and the Interim Order, the Company shall: (a) as soon as reasonably practicable after the granting of the Interim Order, duly call and give notice of, and commence mailing of the Company Proxy to the holders of Common Shares, as of the record date established for, a meeting of holders of the Common Shares (the “Company Meeting”) to take place within 35 days following the first mailing of the Company Proxy to the Company Shareholders for purposes of seeking the Required Approval, (b) reasonably cooperate with the Parent in initiating a “broker search” in accordance with Rule 14a-13 of the 1934 Act as necessary to cause the Company to comply with its obligations set forth in the foregoing clause (a), (c) as soon as reasonably practicable following the commencement of the mailing of the Company Proxy pursuant to the foregoing clause (a), convene and hold the Company Meeting in accordance with the Interim Order, the Company’s Constating Documents and Applicable Law; provided that the Company may adjourn or postpone the Company Meeting to a later date (1) with the consent of the Parent or (2) to the extent the Company believes in good faith (after consultation with outside legal counsel) that such adjournment or postponement is reasonably necessary (x) due to Applicable Law or a request from the SEC or its staff, (y) to allow reasonable additional time to solicit additional proxies necessary to obtain the Required Approval or (z) to ensure that there are sufficient Common Shares represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Company Meeting; provided, however, that unless required by Applicable Law, in no event shall the Company Meeting be postponed or adjourned more than once or for more than 20 Business Days in the aggregate without the prior written consent of the Parent. Subject to Section 5.1, the Board of Directors shall recommend that the Company Shareholders vote in favor of the Arrangement Resolution, and the Company shall (x) include the Company Recommendation in the Company Proxy, (y) use its reasonable best efforts to obtain the Required Approval and (z) otherwise comply in all material respects with all legal requirements applicable to such meeting. In the event that the Board of Directors makes an Adverse Recommendation Change pursuant to Section 5.1 and this Agreement has not been terminated in accordance with its terms in connection therewith, the Company will nevertheless submit the Arrangement to the Company Shareholders for the purpose of obtaining the Required Approval unless this Agreement shall have been terminated in accordance with its terms prior to the Company Meeting and (d) use commercially reasonable efforts to keep the Parent reasonably informed, if so requested by the Parent, of the status of its efforts to obtain the Required Approval. The Company shall give the Parent prompt notice, to the extent Parent has been notified in writing, of any purported exercise or withdrawal of Dissent Rights by Company Shareholders and any other instruments served pursuant to Applicable Law and received by the Company in respect of any Dissent Rights. The Parent shall have the right to participate in the strategy for, and participate in, all negotiations and Proceedings with respect to any Dissent Rights. The Company may not, except with the prior written consent of the Parent, make any payments with respect to any Dissent Rights or settlement or offer to settle any demands in respect of Dissent Rights, or waive any failure by any holder of Common Shares to timely deliver a notice of exercise of Dissent Rights without the prior written consent of the Parent.

Section 2.4 Certain Filings

(1)

As promptly as practical following the date of this Agreement (any in any event, no later than 20 Business Days after the date of this Agreement, unless the Parties otherwise agree), the Company shall prepare (with the assistance and cooperation of the Parent as reasonably requested by the Company) and file or cause to be filed with the SEC a preliminary Company Proxy relating to the Company Meeting.

(2)

The Company shall take all actions and make all filings and furnish all information required in connection with the Company Proxy or applicable state “blue sky” laws and the rules and regulations thereunder.

(3)

The Company shall give the Parent and its legal counsel a reasonable opportunity to review and comment on drafts of the Company Proxy and other related documents, and shall give reasonable consideration to any comments made by the Parent and its counsel, and agrees that all information relating solely to the Parent or its Subsidiaries included in the Company Proxy and other related documents must be in a form and content satisfactory to the Parent, acting reasonably. The Company shall provide the Parent with a final copy of the Company Proxy prior to its mailing to the Company Shareholders.

(4)

The Company and the Parent shall, upon request, promptly furnish to the other Party all information concerning itself, its Subsidiaries, directors and officers and (to the extent reasonably available to such first Party) such other information concerning such first Party as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of a Party to the SEC or the NYSE in connection with the Company Proxy. The Company shall use reasonable best efforts to have the Company Proxy cleared by the SEC as promptly as reasonably practicable after filing. Prior to each filing of the Company Proxy or responding to any comments of the SEC with respect thereto, the Company shall provide the Parent and its counsel a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response) and give reasonable and good faith consideration to any comments made by the Parent and its counsel in connection with any such document or response. The Company shall provide the Parent and its counsel with any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Company Proxy promptly after receipt of those comments or other communications. None of the Company or its Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Company Proxy unless it consults with the Parent in advance and, to the extent permitted by the SEC, allows the Parent to participate.

(5)

The Company and the Parent each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Company Proxy and any amendment or supplement thereto will, at the date of mailing to shareholders and at the times of the meeting of shareholders of the Company to be held in connection with the transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(6)

If at any time prior to, in the case of the Company Proxy, the receipt of the Required Approval, any information relating to the Company, the Parent, or any of their respective Affiliates, officers or directors, should be discovered by the Company or the Parent that should be set forth in an amendment or supplement to the Company Proxy, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall promptly be prepared and filed with the SEC and, to the extent required under Applicable Law, disseminated to the shareholders of the Company.

(7)	The Company shall use reasonable best efforts to ensure that the Company Proxy complies in all material respects with the Interim Order and Applicable Law.

Section 2.5 Final Order

If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order, the Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable, but in any event not later than three Business Days after the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order.

Section 2.6 Court Proceedings

In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:

(a)	pursue, and cooperate with the Parent in pursuing, the Interim Order and the Final Order;

(b)

provide the Parent and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court or any Governmental Authority in connection with the Arrangement, including drafts of the application for the Interim Order and Final Order, affidavits, Interim Order and Final Order, and give reasonable and due consideration to all such comments of the Parent and its outside legal counsel, provided that all information relating to the Purchaser or any of its Affiliates included in such materials shall be in a form and substance satisfactory to the Parent, acting reasonably;

(c)

provide to the Parent and its outside legal counsel, on a timely basis, copies of any notice of appearance, evidence or other documents served on the Company or its outside legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)	ensure that all material filed with the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement;

(e)

not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Parent’s prior written consent provided the Parent is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Parent’s or the Purchaser’s obligations, or diminishes or limits the Parent’s or the Purchaser’s rights, set forth in any such filed or served materials or under this Agreement or the Arrangement;

(f)	oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement;

(g)

if the Company is required by the terms of the Final Order or by Applicable Law to return to Court with respect to the Final Order, do so only after notice to, and in consultation and cooperation with, the Parent; and

(h)

not object to legal counsel to the Parent making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided the Parent advises the Company of the nature of any such submissions prior to the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.7 Treatment of Company Equity Awards and Employee Share Purchase Plan

(a)

At the time specified in the Plan of Arrangement, each RSU granted by the Company pursuant to the terms of a relevant grant agreement (other than a Cash-Out RSU) that is outstanding immediately prior to the Effective Time (each, a “Rollover RSU”) shall, by virtue of the Arrangement and without any required action on the part of the Company or the holder of such Rollover RSU, subject to withholding of all Taxes required by Applicable Law in accordance with Section 2.10, be exchanged for a time-vesting restricted stock unit award of the Parent (a “Parent RSU”) in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover RSU immediately prior to the Effective Time, multiplied by (ii) the Equity Award Exchange Ratio. Except as expressly provided in this Section 2.7(a), each Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover RSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover RSUs pursuant to their terms as in effect on the date of this Agreement or as such terms are permitted to be amended in accordance with the Company Disclosure Letter, and such holder of Rollover RSUs shall have no further rights or entitlements, other than pursuant to this Section 2.7(a), in respect of the Rollover RSUs, and the Parent RSUs issued pursuant to this Section 2.7(a) shall be subject to the other restrictions set forth in Section 2.7 of the Company Disclosure Letter.

(b)

At the time specified in the Plan of Arrangement, each RSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such RSU (each RSU described in the foregoing clauses (i) and (ii), a “Cash-Out RSU”) shall, by virtue of the Arrangement and without any required action on the part of the Company or the holder of such Cash-Out RSU, be converted into the right to receive an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out RSU immediately prior to the Effective Time, multiplied by (B) the Consideration (such amount, the “RSU Consideration”).

(c)

At the time specified in the Plan of Arrangement, each PRSU granted by the Company pursuant to the terms of a relevant grant agreement (other than a Cash-Out PRSU) that is outstanding immediately prior to the Effective Time (each, a “Rollover PRSU”) shall, by virtue of the Arrangement and without any required action on the part of the Company or any holder of such Rollover PRSU, subject to withholding of all Taxes required by Applicable Law in accordance with Section 2.10, be exchanged for a Parent RSU in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (ii) the Equity Award Exchange Ratio. After the Effective Time, each such Parent RSU shall only be subject to time-vesting through the remainder of the originally scheduled performance period (or any later scheduled vesting date). Except as expressly provided in this Section 2.7(c), each such Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover PRSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover PRSUs pursuant to their terms as in effect on the date of this Agreement or as such terms are permitted to be amended in accordance with the Company Disclosure Letter and such holder of Rollover PRSUs shall have no further rights or entitlements, other than pursuant to this Section 2.7(c), in respect of the Rollover PRSUs, and the Parent RSUs issued pursuant to this Section 2.7(c) shall be subject to the other restrictions set forth in Section 2.7 of the Company Disclosure Letter.

(d)

At the time specified in the Plan of Arrangement, each PRSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such PRSU (each PRSU described in the foregoing clauses (i) and (ii), a “Cash-Out PRSU”) shall, by virtue of the Arrangement and without any required action on the part of the Company or any holder of such Cash-Out PRSU, be converted into the right to receive an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (B) the Consideration (such amount, the “PRSU Consideration”). For the avoidance of doubt, any portion of a PRSU that is forfeited at or prior to the Effective Time due to the failure to achieve applicable performance goals shall not be considered outstanding as of the Effective Time and shall not be treated as a Rollover PRSU or entitled to any PRSU Consideration.

(e)

At the time specified in the Plan of Arrangement, each SAR that is outstanding immediately prior to the Effective Time shall, by virtue of the Arrangement and without any required action on the part of the Company or any holder of such SAR, be converted into the right to receive an amount in cash equal to the product of (A) the excess, if any, of the Consideration over the exercise price per Common Share subject to such SAR, multiplied by (B) the number of Common Shares covered by such SAR immediately prior to the Effective Time (such amount, the “SAR Consideration”), provided that in the case of a SAR that has an exercise price per Common Share that equals or exceeds the Consideration, such SAR shall be canceled upon the Effective Time for no consideration.

(f)

With respect to the Employee Share Purchase Plan, as soon as practicable following the date of this Agreement, the Board of Directors (or a duly authorized committee thereof) will adopt resolutions and take all other actions as may be required to provide that (i) no new participants will commence participation in the Employee Share Purchase Plan after the date of this Agreement, (ii) no participant will be allowed to increase his or her payroll contribution rate in effect as of the date of this Agreement or make separate non-payroll contributions on or following the date of this Agreement, and (iii) no new Offering Period (as defined in the Employee Share Purchase Plan) or Purchase Period (as defined in the Employee Share Purchase Plan) will commence or be extended pursuant to the Employee Share Purchase Plan, in each case, after the date of this Agreement. If the Effective Time is expected to occur prior to the end of the current Purchase Period, the Company shall take action to provide for an earlier exercise date (including for purposes of determining the Purchase Price (as defined in the Employee Share Purchase Plan)) for the Purchase Period (such earlier date, the “Early Exercise ESPP Date”). The Early Exercise ESPP Date will be as close to the Effective Time as is administratively practicable. The Employee Share Purchase Plan will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement).

(g)

All RSU Consideration, PRSU Consideration and SAR Consideration shall be paid, without interest and subject to withholding of all Taxes required by Applicable Law in accordance with Section 2.10, on behalf of the Company and each applicable Affiliate by the Depositary in accordance with the terms of the Plan of Arrangement.

(h)

Prior to the Effective Time, the Board of Directors (or a duly authorized committee thereof) shall have adopted any resolutions and shall have taken any actions that are necessary to effectuate the treatment of the Company Equity Awards pursuant to this Section 2.7. Prior to the Effective Time, Parent shall have adopted any resolutions and shall have taken any actions that are necessary to effectuate the treatment of the Rollover RSUs and Rollover PRSUs pursuant to this Section 2.7. Upon or as soon as reasonably practical following the Effective Time, Parent shall file, or shall have on file, one or more appropriate registration statements (on Form S-3 or Form S-8, or any successor or other appropriate forms), and shall maintain the effectiveness of such registration statements, with respect to Parent Common Stock in respect of the Parent RSUs granted pursuant to this Section 2.7.

Section 2.8 Arrangement and Effective Time

(1)

Unless another time or date is agreed to in writing by the Parties, the closing of the Arrangement will take place at the offices of Davis Polk & Wardwell LLP, at 8:00 a.m. (New York City time) (the time of such closing, the “Effective Time”) on the third Business Day after the satisfaction or waiver of the last of the conditions to completion of the Arrangement set out in Article 6 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist), or on such other time and place as may be agreed upon by the Parties in writing.

(2)	From and after the Effective Time, the Plan of Arrangement shall have all of the effects provided by Applicable Law, including the Final Order and the BCBCA.

Section 2.9 Payment of Consideration

(1)

The Purchaser shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, (i) provide, or cause to be provided, to the Depositary sufficient funds to satisfy the aggregate Consideration payable by the Purchaser pursuant to the Plan of Arrangement (other than with respect to Common Shares already owned by the Parent or any of its Subsidiaries and Company Shareholders exercising Dissent Rights as provided in the Plan of Arrangement), which funds will be held by the Depositary after the Effective Time in escrow as agent and nominee for the former holders of the Common Shares in accordance with the terms of the Plan of Arrangement in each case subject to any applicable Tax withholding and other source deductions in accordance with Section 2.10 and (ii) reserve and authorize for issuance such number of shares of Parent Common Stock as shall be necessary to issue to holders of Parent RSUs issued in conversion of Rollover RSUs and Rollover PRSUs pursuant to Section 2.7(a) and Section 2.7(c), respectively.

(2)

The Company and each applicable Affiliate of the Company shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, deliver or cause to be delivered to the Depositary sufficient funds to satisfy the payment of the RSU Consideration, PRSU Consideration and SAR Consideration, which funds will be held by the Depositary after the Effective Time in escrow as agent and nominee for the former holders of Cash-Out RSUs, Cash-Out PRSUs or SARs, as applicable, in each case subject to any applicable Tax withholding and other source deductions in accordance with Section 2.10. If requested by the Company at least three Business Days before the Effective Date, the Purchaser will, subject to receipt of the Final Order, provide the Company (or an escrow agent appointed for such purpose as directed by the Company) on the Effective Date, with sufficient funds to be held in escrow (in the form of a loan to the Company on terms and conditions to be agreed by the Company and the Purchaser, each acting reasonably) to satisfy the aggregate amount payable by the Company pursuant to this Section  2.9(2).

Section 2.10 Withholding Rights.

Notwithstanding any provision contained herein to the contrary, each of the Purchaser, the Company, the Depositary or any other Person that makes a payment under this Agreement or the Arrangement shall be entitled to deduct and withhold from the amounts otherwise payable under this Agreement or the Arrangement to any Person, such amounts as it is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any Applicable Law and remit such deducted and withheld amount to the appropriate Governmental Authority. To the extent that amounts are so properly deducted and withheld and remitted to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement and the Arrangement as having been paid to the Person in respect of which such deduction and withholding and remittance was made.

Section 2.11 Announcement and Communications

The initial press release relating to this Agreement shall be a joint press release mutually agreed and issued by the Company and the Parent. Except in connection with the matters contemplated by Section 5.1 or in connection with any dispute between the Parties regarding this Agreement or the other transactions contemplated hereby, without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), the Parent and the Company (a) shall not issue any further press release, have any communication with the press (whether or not for attribution), make any other public statement (including any announcement to officers or employees of the Company or its Subsidiaries), or, with respect to this Agreement or the transactions contemplated hereby (other than any press release, communication or public statement which has a bona fide purpose that does not relate to this Agreement or the transactions contemplated hereby and in which this Agreement and the transactions contemplated hereby are mentioned only incidentally and in a manner consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party)) and (b) except in respect of any public statement or press release as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (provided, in such case, such Party has given advance notice (and an opportunity to review and comment to the extent practicable) to the other Party and considered in good faith the comments of the other Party), shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call. Notwithstanding the foregoing, after the issuance of any press release or the making of any public statement with respect to which the foregoing consent procedures have been followed, either Party may issue such additional publications or press releases and make such other customary announcements without the consent of the other Party so long as such additional publications, press releases and announcements do not disclose any nonpublic information regarding the transactions contemplated by this Agreement beyond the scope of the disclosure included in a previous press release or public statement and such additional publications, press releases or announcements are otherwise consistent with those with respect to which the other Party had consented in accordance with the terms of this Section 2.11. For the avoidance of doubt, communications by the Parent or any of its Subsidiaries or its or their Representatives to customers, employees, suppliers and other persons with whom Parent or any of its Subsidiaries has a business relationship, in each case, not intended by the Parent to be disseminated (and that Parent does not reasonably expect will otherwise become public) beyond such groups and that the Parent believes in good faith does not require public disclosure under applicable Securities Laws, shall not be subject to this Section 2.11.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company

Except to the extent (a) disclosed in any Company SEC Document filed before the date of this Agreement (but excluding any forward-looking disclosures set forth in any “risk factors” section or any disclosures in any “forward-looking statements” section) (it being understood that this clause (a) shall not apply to Paragraphs 1 (Corporate Existence and Power), 2 (Corporate Authorization), 3 (Governmental Authorization), 5 (Capitalization), 24 (Finders’ Fees) or 25 (Opinions of Financial Advisors) of Schedule C); or (b) subject to Section 8.7, as set forth in the correspondingly numbered paragraph of the Company Disclosure Letter, the Company makes the representations and warranties set forth in Schedule C and acknowledges and agrees that the Parent and the Purchaser are relying upon the representations and warranties set forth in Schedule C in connection with the entering into of this Agreement and the consummation of the Arrangement.

Section 3.2 Representations and Warranties of the Parent and the Purchaser

Each of the Parent and the Purchaser makes the representations and warranties set forth in Schedule D and acknowledges and agrees that that the Company is relying upon the representations and warranties set forth in Schedule D in connection with the entering into of this Agreement and the consummation of the Arrangement.

ARTICLE 4

COVENANTS

Section 4.1 Conduct of Business of the Company

(1)

Except (w) with the prior written consent of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (x) as required or expressly contemplated by this Agreement, (y) as set forth in Section 4.1(1) of the Company Disclosure Letter or (z) as required by Applicable Law, from the date hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (i) use reasonable best efforts to (A) conduct its business in accordance with Applicable Law and in the ordinary course of business and (B) preserve intact in all material respects its current business operations, organization, ongoing businesses, exclusive licenses, permits and material business relationships with third parties, including vendors, suppliers, customers, partners and Governmental Authorities and maintain in full force and effect its insurance policies (including, for the avoidance of doubt, paying all premiums thereon and renewing or replacing such insurance policies on or prior to their expiration) in all material respects, in each case, consistent with past practice or customs in the industries in which the Company and its Subsidiaries conduct business (provided that, in the case of the foregoing clause (i), no action with respect to the matters addressed by any subclause of the following clause (ii) shall constitute a breach of clause (i) unless any such action would constitute a breach of such subclause of the following clause (ii)) and (ii) not:

(a)

amend its Constating Documents or other similar organizational documents of the Company or any of its Subsidiaries, other than immaterial amendments to the Constating Documents or other similar organizational documents of the Company’s Subsidiaries;

(b)

(i) split, combine, subdivide, reduce or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by any of its joint ventures set forth on Section 4.1(1)(b)(ii) of the Company Disclosure Letter (the “Joint Ventures”) (solely to the extent any such dividends or distributions are declared, set aside or paid in cash and in the ordinary course of business) or its wholly owned Subsidiaries; or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities, except in accordance with the terms of any Equity Plan as in effect on the date of this Agreement;

(c)

Without limiting Section 4.1(1)(h) or Section 4.1(1)(q), issue, dispose of, deliver, exchange, sell, assign, pledge, accelerate, reduce the stated capital of or otherwise encumber, or authorize the issuance, disposition, delivery, exchange, sale, assignment, pledge, acceleration, reduction of stated capital or other encumbrance of any (i) shares of its capital or other equity or voting interests (which for greater certainty shall include units, restricted stock, restricted units, partnership interests, trust beneficiary interests, and joint venture interests), (ii) bonds, debentures, notes, mortgages, hypothecary claims or similar obligations that will or may, pursuant to their terms, be converted into properties described in clause (i), and (iii) any options, warrants, subscription receipts, simple agreement for future equity, RSUs, PRSUs or similar rights, which are or may become exercisable or exchangeable for or convertible into properties described in clause (i) or clause (ii), or any SARs, phantom stock awards or other rights that are linked in any way to the price of any shares of, or to the value of or of any part of, or to any dividends or distributions paid on any shares of, the Company or any of its Subsidiaries, except for (A) the issuance of Common Shares issuable upon the exercise of the currently outstanding SARs and the settlement of the currently outstanding RSUs and PRSUs, in each case, in accordance with their terms as in effect on the date of this Agreement and (B) the grant of Company Equity Awards as permitted hereunder and the issuance of Common Shares upon the exercise or settlement thereof in accordance with the terms thereof;

(d)

acquire (by merger, consolidation, acquisition of shares or assets or otherwise), directly or indirectly, (i) any securities or business in excess of $2,000,000 individually or $5,000,000 in the aggregate in any one transaction or series of related transactions (for the avoidance of doubt, it being understood that the forgoing is subject to the provisions of Section 4.2(1)(e)) or (ii) any securities, business or other properties in any one transaction or series of transactions for consideration which does, or may, consist of any property other than (A) cash or (B) indebtedness that may only be satisfied by way of cash repayment (including any securities or businesses acquired pursuant to clause (i) above);

(e)	enter into any new line of business outside the existing business of the Company and its Subsidiaries as of the date of this Agreement;

(f)

sell, lease, license, assign or otherwise transfer, abandon or otherwise dispose of, voluntarily permit to lapse, encumber or subject to any Lien (in each case, other than Permitted Liens) any businesses, properties or assets of the Company or any of its Subsidiaries, including Owned Intellectual Property, other than (i) such sales, leases, licenses, assignments, transfers, Liens or other dispositions that are in the ordinary course of business (which, in transactions involving properties held or beneficially owned by the Company, shall be limited to the sale, lease, license, assignment, transfer, lapse, Lien or other dispositions, of such properties of the Company that are not shares or other equity or voting interests which the Company directly holds or beneficially owns in any Subsidiary or outstanding loan receivables or other evidences of indebtedness held or beneficially owned by the Company, as determined for purposes of the Tax Act, and having material value), or (ii) such abandonment or permitting to lapse of any Owned Intellectual Property that is not, in the Company’s reasonable business judgment, material to the Company or any of its Subsidiaries;

(g)

make or authorize any capital expenditure other than any capital expenditures that: (i) are provided for in the Company’s capital expense budget set forth in Section 4.1(1)(g) of the Company Disclosure Letter; (ii) when added to all other capital expenditures made on behalf of the Company and its Subsidiaries since the date of this Agreement but not provided for in such capital expense budget, do not exceed $3,000,000 in the aggregate during any fiscal quarter or $5,000,000 on an aggregate annualized basis; or (iii) or as otherwise required to address an exigent circumstance that threatens harm or injury to human life or the environment;

(h)

make any loans, advances or capital contributions to, or investments in, any other Person (other than loans or advances among the Company and any of its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries and capital contributions to or investments in the Joint Ventures (solely, in the case of Joint Ventures, to the extent required pursuant to the terms of a Contract as such terms are in effect as of the date hereof and which Contract has been provided to the Parent) or its wholly owned Subsidiaries, provided that any such loan, advance, capital contribution or investment made by the Company is in compliance with Section 4.1(1)(q)), other than trade credit and similar loans and advances made to employees, customers and suppliers in the ordinary course of business;

(i)

other than (i) borrowings under the Company Credit Agreements in the ordinary course of business and in an aggregate principal amount not to exceed $40,000,000 or (ii) indebtedness incurred between the Company and any of its wholly owned Subsidiaries or between any of such wholly owned Subsidiaries or guarantees by the Company of indebtedness of any wholly owned Subsidiary of the Company, (A) incur any indebtedness for borrowed money (or guarantees thereof) or (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any material obligations of any other Person, except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company, in the cases of the foregoing clauses (A) and (B), in excess of $5,000,000 in the aggregate;

(j)

other than in connection with any shareholder or derivative litigation, which is the subject of Section 4.9, commence (other than any collection action in the ordinary course of business), waive, release, assign, compromise or settle any Proceedings that would require a payment by the Company in excess of $500,000 in any individual case or $2,000,000 in the aggregate, other than claims reserved against in the financial statements of the Company (for amounts not materially in excess of such reserves); provided that, the payment, discharge, settlement or satisfaction of such Proceeding does not include any material obligation (other than the payment of money and confidentiality and other similar obligations incidental to such waiver, release, assignment, compromise or settlement) to be performed, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;

(k)

(i) amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing Material Contract), release, settle or compromise any material claim, liability or obligation under any Material Contract or (ii) enter into any Contract which if entered into prior to the date of this Agreement would have been a Material Contract, in each case other than (A) the automatic renewal or extension of any such Material Contract pursuant to its terms or on terms not less favorable for the Company, taken as a whole or (B) with respect to Contracts that are Material Contracts solely as a result of Schedule C (1) Paragraph 21(a)(i) (Top Customer Contracts), (2) Paragraph 21(a)(ii) (Top Supplier Contracts), (3) Paragraph 21(a)(iii) (Certain Contracts Involving Payments in Excess of $3 Million), (4) Paragraph 21(a)(xi), to the extent related to indebtedness, whether incurred, assumed, guaranteed or secured by any asset (and including any related security or pledge agreements) permitted by Section 4.1(1)(h) and/or (5) Paragraph 21(a)(xii) (Capital Expenditures), to the extent related to contributions of capital, capital expenditures or the acquisition or construction of fixed assets permitted by Section 4.1(1)(g), in each case of clauses (1) through (5), in the ordinary course of business;

(l)

except as required under the terms of any Benefit Plan as in effect on the date of this Agreement, (i) grant, increase or accelerate the compensation, bonuses or other benefits of any Company Service Provider, (ii) grant, pay or award any bonus, change in control, deferred compensation, severance, retention, equity or equity-based right or other incentive compensation to any Company Service Provider, except in the case of separation and release agreements entered into in the ordinary course of business providing for severance in accordance with the terms of the Benefit Plan as in effect on the date of this Agreement applicable to Company Service Providers at or below the level of vice president who are terminated in the ordinary course of business, (iii) establish, adopt, terminate or amend in any material respect any Benefit Plan (or any plan, program, arrangement, practice or agreement that would be a material Benefit Plan if it were in existence on the date of this Agreement), not including annual renewals of broad-based, nondiscriminatory welfare benefit plans made in the ordinary course of business consistent with past practice, (iv) amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Benefit Plans (or any plan, program, arrangement, practice or agreement that would be a Benefit Plan if it were in existence on the date of this Agreement), or (v) (1) terminate any Company Employee, other than terminations in the ordinary course of business of Company Employees at or below the vice president level and other than any terminations of Company Employees for cause, (2) hire any individual who would be a Company Employee, other than hiring in the ordinary course of business at or below the vice president level or (3) promote any Company Employee, other than promotions in the ordinary course of business to the vice president level or below;

(m)

modify, extend, or enter into any Collective Agreements, or recognize or certify any labor union, labor organization, or group of Company Employees as the bargaining representative for any employees of the Company or its Subsidiaries;

(n)

adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the transactions contemplated by this Agreement), except to the extent contemplated by Section 4.6;

(o)

change the Company’s methods of financial accounting or make any material change in any method of financial accounting practice or working capital or cash management practice or policy applicable to the Company or its Subsidiaries, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, as agreed to by the Company’s independent public accountants;

(p)

make (other than in the ordinary course of business), change or revoke any material Tax election, change any Tax accounting period, make any material change in any of its methods of Tax accounting, or settle or compromise any material Tax claim, audit, assessment or reassessment, enter into any closing agreement pursuant to Section 7121 of the U.S. Tax Code (or any similar provision of state, local or non-U.S. Applicable Law), sharing agreement, indemnification agreement or advance pricing agreement, in each case, in respect of Taxes (other than ordinary course commercial agreements the principal subject of which is not Taxes), or amend any material Tax Return;

(q)

solely in the case of the Company, make any “investment” (within the meaning of subsection 212.3(10) of the Tax Act) in a corporation that is not resident in Canada (within the meaning of the Tax Act), excluding (i) an “investment” in respect of which the Company duly and timely makes and files a correct and complete election pursuant to paragraph 212.3(7)(d) of the Tax Act (to the extent such election is required to be made prior to the Effective Time) or in respect of which such an election can be made following the Effective Time, (ii) an “investment” which is a “pertinent loan or indebtedness” for purposes of the Tax Act and in respect of which a joint election is duly and timely made and filed by the Company and the Parent pursuant to paragraph 212.3(11)(c) (to the extent such election is required to be made prior to the Effective Time) or in respect of which such an election can be made following the Effective Time, and (iii) an indebtedness which is repaid by the debtor within 180 days of the date of its advance;

(r)

engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

(s)	take any of the actions set forth in Section 4.1(1)(s) of the Company Disclosure Letter; or

(t)	agree, resolve or commit to do any of the foregoing.

(2)

The Parent agrees that it will cooperate on a best efforts basis to make and file any joint Tax elections requested by the Company in respect of any loan described in Section 4.1(1)(q)(ii) in order for such loan to be treated as a “pertinent loan or indebtedness” for purposes of section 212.3 of the Tax Act.

(3)

Nothing contained in this Agreement shall give the Parent or the Purchaser, directly or indirectly, the right to direct or control the Company’s business and operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of this Agreement, control and supervision over its business and operations.

Section 4.2 Regarding the Arrangement

(1)	Regulatory Undertakings

(a)

Subject to the terms and conditions of this Agreement (including, for the avoidance of doubt, any actions taken by the Company permitted by Section 2.3 or Section 5.1), the Company and the Parent shall use reasonable best efforts to take, or cause to be taken (including by causing their controlled Affiliates to take), all actions (including instituting or defending any Proceeding), and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement prior to the Outside Date, including (i) preparing and filing as promptly as reasonably practicable with any Governmental Authority all documentation to effect all necessary, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, briefing papers, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement prior to the Outside Date.

(b)

In furtherance and not in limitation of the foregoing, each of the Company and the Parent shall (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “Antitrust Division”) as promptly as reasonably practicable and in any event within 10 Business Days after the date hereof (and such filings shall request early termination of any applicable waiting period under the HSR Act), (ii) file, or cause to be filed, or submit where appropriate, as promptly as reasonably practicable any filing (or draft thereof where it is customary to file a draft) or briefing paper required (or advised) under each other Competition Law or Foreign Investment Law set forth on Section 4.2(1)(b) of the Company Disclosure Letter (including, with respect to the Competition Act (Canada), the Parent causing the Purchaser to file a request for an advance ruling certificate or, in lieu thereof, a no-action letter and a pre-merger notification form pursuant to Part IX of the Competition Act (Canada) and the Company filing a pre-merger notification pursuant to Part IX of the Competition Act (Canada), and with respect to the Investment Canada Act, the Parent causing the Purchaser to file an application for review pursuant to Part IV of the Investment Canada Act, including a detailed plans document), and (iii) furnish to the other Party as promptly as practicable all information within its control requested by such other Party and required for such other Party to make any application or other filing to be made by it pursuant to any Applicable Law in connection with the transactions contemplated by this Agreement. Each of the Parent and the Company shall respond as promptly as practicable to any inquiries received from the FTC or the Antitrust Division or any other Governmental Authority for additional information or documentary material that may be requested pursuant to the HSR Act or any other applicable Competition Laws or Foreign Investment Laws and, subject to Section 4.2(1)(c), shall use reasonable best efforts to take, as promptly as commercially reasonable, all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act and to cause the receipt of required approvals and the expiration or termination of the applicable waiting periods, as applicable, necessary to obtain the Specified Regulatory Approvals and, if applicable, any other applicable Competition Laws or Foreign Investment Laws as promptly as commercially reasonable prior to the Outside Date.

(c)

If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Competition Law or Foreign Investment Law, if any requests are made by a Governmental Authority in order to obtain approval under the HSR Act or any other Specified Regulatory Approvals, or if any Proceeding is instituted or threatened by any Governmental Authority or Third Party (solely if such Proceeding is brought under any Competition Law or Foreign Investment Law) challenging any of the transactions contemplated by this Agreement, the Parent and the Company shall take, or cause to be taken (including by causing their respective controlled Affiliates to take), all actions reasonably necessary to resolve such objections or requests as promptly as commercially reasonable prior to the Outside Date. Without limiting the foregoing, in connection with any such objection, requests or Proceeding, the Parent shall, and shall cause its Subsidiaries and controlled Affiliates to, take any such actions as may be reasonably necessary to obtain any authorization, consent or approval of a Governmental Authority or to avoid or eliminate any impediments under the HSR Act, Competition Act (Canada), Investment Canada Act or any such other Competition Law or Foreign Investment Law so as to enable the consummation of the transactions hereby to occur no later than the Outside Date, including (i) agreeing to hold separate, sell, license, divest or otherwise dispose of any of the businesses or properties or assets of the Company or any of its respective controlled Affiliates, (ii) terminating, amending or assigning any existing relationships and contractual rights and obligations, (iii) terminating any venture or other arrangement, (iv) granting any right or commercial or other accommodation to, or entering into any contractual or other commercial relationship with, any Third Party, (v) imposing limitations on the Parent, the Purchaser, the Company or any of its controlled Affiliates with respect to how they own, retain, conduct or operate all or any portion of their respective businesses or assets, (vi) effectuating any other change to, or restructuring of, the Company or any of its controlled Affiliates, (vii) with respect to Investment Canada Act, entering into undertakings with a Governmental Authority customary and reasonable for a transaction similar to the transactions contemplated by this Agreement, (viii) opposing (A) any administrative or judicial Proceeding that is initiated or threatened to be initiated challenging this Agreement or the consummation of the transactions contemplated hereby (including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed) and (B) any request for, the entry of, and seek to have vacated or terminated, any order that could reasonably be expected to restrain, prevent or materially delay the consummation of the transactions contemplated hereby, including in the case of either (A) or (B), by defending through litigation any Proceeding brought by any Person in any court or before any Governmental Authority, and pursuing all available avenues of administrative and judicial appeal (and, in each case, entering into agreements with, or stipulating to the entry of an Order by, any Governmental Authority in connection with any of the foregoing and in the case of Proceedings by or with respect to the Company, by consenting to any such action), in each case, as may be required (x) by the applicable Governmental Authority in order to resolve such objections as such Governmental Authority may have to such transactions under the HSR Act, Competition Act (Canada), Investment Canada Act or any other Applicable Law or (y) by any Governmental Authority in any Proceeding challenging such transactions as violative of the HSR Act, Competition Act (Canada), Investment Canada Act or any other Applicable Law, in order to avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement and (ix) not take any action (including entering into or consummating any contracts or arrangements for an acquisition, however structured, of any ownership interest, assets or rights in any Person) if such action would (A) reasonably be expected to make it materially more likely that there would arise any impediments under any applicable Competition Law or Foreign Investment Law that may be asserted by the FTC, the Antitrust Division, any State Attorney General or any other Governmental Authority to the consummation of the transactions contemplated by this Agreement and the other transactions contemplated hereby as promptly as practicable or (B) impose any material delay in the expiration of any waiting period or obtaining of any approval from any Governmental Authority applicable to the transactions contemplated by this Agreement (the actions set forth in clauses (i) through (vii) of this Section 4.2(1)(c) referred to collectively as, “Regulatory Actions”); provided, however, that nothing in this Section 4.2 or otherwise in this Agreement shall require the Parent or its Subsidiaries or its controlled Affiliates to (and the Company and its respective Subsidiaries and controlled Affiliates shall not, without the Parent’s prior written consent) offer, propose, negotiate, commit or agree to, take or effect any Regulatory Action that would be, or would reasonably be expected to be, in the aggregate, material to the Parent and its Subsidiaries (including the Company and its Subsidiaries), taken as a whole after giving effect to the transactions contemplated by this Agreement, but for purposes of this Section 4.2(1)(c), “material” shall mean material measured on a scale relative only to the size of the Company and its Subsidiaries, taken as a whole; provided, further, that a Regulatory Action shall be conditioned upon the consummation of the transactions contemplated by this Agreement. Solely at the request of the Parent (and for the avoidance of doubt not without prior written consent from the Parent), the Company shall agree to divest, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of the Company or any of its Subsidiaries; provided that any such action shall be conditioned upon the consummation of the transactions contemplated by this Agreement.

(d)

Each Party shall (i) promptly notify the other Parties of any communication to that Party from the FTC, the Antitrust Division, any State Attorney General or any other Governmental Authority regarding this Agreement or the transactions contemplated hereby and, subject to Applicable Law, permit the other Parties to review, reasonably in advance, any written communication or presentation proposed to be submitted to any Governmental Authority with respect to the foregoing and consider in good faith any comments such other Party may provide thereto; (ii) not agree to participate in any meeting or discussion with any Governmental Authority in respect of any filings, investigation or inquiry concerning any competition or antitrust matters, Competition Law, or Foreign Investment Law in connection with this Agreement or the transactions contemplated by this Agreement unless in each case it consults with the other Parties in advance and, to the extent permitted by such Governmental Authority, gives the other Parties the opportunity to attend and participate thereat; and (iii) furnish the other Parties with copies of all filings and material correspondences and communications (and memoranda setting forth the substance thereof) between them and their controlled Affiliates and their respective Representatives, on the one hand, and any Governmental Authority or members or their respective staffs, on the other hand, with respect to any Competition Laws or Foreign Investment Laws in connection with this Agreement. The Parties will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party relating to proceedings under any Competition Law or Foreign Investment Law. Notwithstanding anything to the contrary in this Agreement, and without limiting or expanding the rights and obligations set forth in this Section 4.2, the Parent shall have the right to direct all matters with any Governmental Authority consistent with its obligations hereunder; provided that the Parent reasonably consults with, and considers in good faith, the input of the Company; provided, further, that the Parent shall not extend any waiting period under the HSR Act or under any other Competition Law or Foreign Investment Law or enter into any agreement with the FTC or the Antitrust Division or any other Governmental Authority not to consummate the transactions contemplated by this Agreement without the prior written consent of the Company, which, in the case of the extending of any such waiting period, shall not be unreasonably withheld. Any documents or other materials provided pursuant to this Section 4.2(1)(d) may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material, and the Parties may, as each deems advisable, reasonably designate any material provided under this Section 4.2(1)(d) as “outside counsel only material.” Such “outside counsel only materials” and the information contained therein shall be given only to legal counsel of the recipient and will not be disclosed by such legal counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials.

(e)

The Company shall, and shall cause its Subsidiaries and controlled Affiliates to, not take any action (including entering into or consummating any contracts or arrangements for an acquisition, however structured, of any ownership interest, assets or rights in any Person) if such action would (A) reasonably be expected to make it materially more likely that there would arise any impediments under any applicable Competition Law or Foreign Investment Law that may be asserted by the FTC, the Antitrust Division, any State Attorney General or any other Governmental Authority to the consummation of the transactions contemplated by this Agreement and the other transactions contemplated hereby as promptly as practicable or (B) impose any material delay in the expiration of any waiting period or obtaining of any approval from any Governmental Authority applicable to the transactions contemplated by this Agreement.

(f)	The Parent shall pay and be responsible for all governmental filing fees, costs and expenses incurred in connection with the matters contemplated by this Section 4.2.

(2)

Each of the Company and the Parent shall promptly notify the other of any of the following: (a) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (b) any written notice or other written communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and (c) any Proceedings commenced or, to its Knowledge, threatened in writing against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement; provided that a Party’s good-faith failure to comply with this Section 4.2(2) shall not constitute a breach of this Section 4.2(2), and shall not provide any other Party the right not to effect, or the right to terminate, the transactions contemplated by this Agreement, except to the extent that any other provision of this Agreement independently provides such right.

(3)

Each of the Company and the Parent shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to obtain and maintain all third party consents, waivers or approvals that are required to be provided or obtained under Material Contracts in connection with the Arrangement or in order to maintain the Material Contracts in full force and effect following the Effective Time, in each case, on terms that are reasonably satisfactory to the Parent, and without paying, and without committing the Company or its Subsidiaries, the Parent or its Subsidiaries or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Parent, which consent will not be unreasonably withheld, conditioned or delayed (it being understood that the Company shall be under no obligation to agree to any such payment or incur any such liability or obligation in respect of any such consents, approvals or waivers).

Section 4.3 Access to Information; Confidentiality

(1)

From the date hereof until the Effective Time, subject to Applicable Law, the Company shall (i) give the Parent and its Representatives, upon reasonable notice, reasonable access during normal business hours to the offices, properties, assets, books and records and personnel (including employees and agents) of the Company and its Subsidiaries, (ii) promptly furnish to the Parent and its Representatives such financial and operating data and other information (including, for the avoidance of doubt, the work papers of the Company’s auditors to the extent the Parent has executed a release in a form reasonably satisfactory to the Company’s auditors) as such Persons may reasonably request and (iii) instruct its Representatives to cooperate reasonably with the Parent in its investigation of the Company and its Subsidiaries (provided that the Company’s investment bankers, attorneys, accountants and other advisors will not be required to furnish to the Parent or its Representatives any of their internal documents or materials), in each case, to assist Parent in its integration planning efforts and preparation to own and operate the business of the Company following the Effective Time; provided that, in each case, such access may be limited to the extent that such access would jeopardize the health and safety of any of its Representatives; provided, further, that the Company may, in its sole discretion, designate any competitively sensitive material as “Outside Counsel Only Material” such that such materials and the information contained therein shall be furnished only to the outside counsel of the Parent and will not be disclosed to any other Persons unless express permission is obtained in advance from the Company or its legal counsel. The Company shall have the right to have its Representatives present in any investigation pursuant to this Section 4.3, and such investigation shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. Nothing in this Section 4.3 shall require the Company to provide any access, or to disclose any (A) information if providing such access or disclosing such information would violate any Applicable Law (including Competition Laws and privacy laws), (B) communications between the Company and its investment bankers, attorneys, accountants and other advisors or (C) information protected by attorney-client privilege to the extent such privilege cannot be protected by the Company through exercise of its reasonable best efforts; provided that, in the case of clauses (A) and (C), the Company shall use reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that would not violate any such Applicable Law or jeopardize the protection of the attorney-client privilege.

(2)

All information exchanged or otherwise received pursuant to Section 4.3(1) will be subject to the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 4.3 shall affect or limit or be deemed to modify any representation or warranty made by any Party or any rights or remedies available to any Party under this Agreement.

Section 4.4 Financing Assistance

(1)

The Company will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its Representatives (including counsel, financial advisors and auditors) and Subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation that is reasonably requested by the Parent to assist the Parent in the arrangement of the Financing and the consummation of any Exchange Offer (provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of the Company and its Subsidiaries), including using commercially reasonable efforts in connection with the following:

(a)

reasonably cooperating with the marketing efforts or due diligence efforts in connection with the Financing and any Exchange Offer, including providing reasonable access to documents and other information in connection therewith and using commercially reasonable efforts to cause members of management with appropriate seniority and expertise to participate in a reasonable number of meetings, due diligence sessions, rating agency sessions and road shows, at times and at locations reasonably acceptable to the Company and upon reasonable advance notice;

(b)

reasonably assisting the Parent in preparing (i) customary offering memoranda, rating agency presentations, road show materials, lender and investor presentations, confidential information memoranda, private placement memoranda, prospectuses and other similar documents for the Financing, and (ii) customary Debt Offer Documents for any Exchange Offer;

(c)

delivering historical financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by the Parent and that is customarily required for financings of the type contemplated by the Financing or for exchange offers of the type contemplated by the Exchange Offers, including (i) U.S. GAAP audited consolidated balance sheets and related consolidated statements of income and comprehensive income, statements of changes in equity and cash flows of the Company and its Subsidiaries for the most recent fiscal year ended at least sixty (60) days prior to the Effective Date, (ii) U.S. GAAP unaudited condensed consolidated balance sheets and related condensed consolidated statements of income and comprehensive income, statements of changes in equity and cash flows of the Company and its Subsidiaries for each subsequent fiscal quarter ended at least forty (40) days before the Effective Time (which shall have been reviewed by the independent accountants for the Company) (other than any fourth fiscal quarter), and the corresponding period in the prior year; provided that the financial statements required to be delivered pursuant to the foregoing clauses (i) and (ii) shall meet the requirements of Regulation S-X under the 1933 Act, and all other accounting rules and regulations of the SEC promulgated thereunder applicable to a registration statement under such Act on Form S-3, and (iii) reasonably necessary historical information for the Parent to prepare customary pro forma financial information meeting the requirements of Regulation S-X under the 1933 Act, and all other accounting rules and regulations of the SEC promulgated thereunder applicable to a registration statement under such Act on Form S-3;

(d)

providing to the Parent’s legal counsel and its independent auditors such customary documents and other customary or pertinent information relating to the Company and its Subsidiaries as may be reasonably requested in connection with their delivery of any customary legal opinions, negative assurance letters and customary comfort letters relating to the Financing and any Exchange Offer;

(e)

causing the Company’s independent auditors to provide customary cooperation with the Financing and any Exchange Offer, including using commercially reasonable efforts to cause them to provide customary comfort letters (including customary “negative assurance” and “change period” comfort) and consents for use of their reports or references to such independent auditors as experts in any marketing materials, registration statements or related government filings, on customary terms and consistent with their customary practice in connection with the Financing and any Exchange Offer, and assistance with accounting due diligence activities;

(f)

subject to customary confidentiality provisions and disclaimers, providing customary authorization letters with respect to the Financing, authorizing the distribution of information with respect to the Company and its Subsidiaries (but not, for the avoidance of doubt, the Parent, the Purchaser and their respective Subsidiaries) to prospective lenders or investors;

(g)

delivering notices of prepayment within the time periods required by the Company Credit Agreements (which may be conditional upon the Effective Date), and using commercially reasonable efforts to obtain customary payoff letters, lien terminations and instructions of discharge and to give any other necessary notices to allow for the payoff, discharge and termination of the indebtedness under the Company Credit Agreements concurrently with the Effective Date; and

(h)

permitting the reasonable use by Parent of the Company’s or any of its Subsidiaries’ trademarks, service marks and logos as reasonably required in connection with the Financing and any Exchange Offer (provided that each such use is pre-approved in writing by the Company and such trademarks, service marks and logos are used solely in a manner that is not intended to and is not reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries).

(2)

The Parent or its Affiliates will be permitted to (a) commence and conduct, in accordance with the terms of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, any one or more offers to purchase (including any “Change of Control Offer” (as such term is defined in the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable)) and/or tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) and/or exchange offers (each, an “Exchange Offer” and collectively, the “Exchange Offers”), with respect to any or all of the outstanding aggregate principal amount of the 2028 Senior Notes and/or the 2030 Senior Notes identified by the Parent or its Affiliates to the Company in writing on or after the date of this Agreement, and (b) solicit the consent of the holders of the 2028 Senior Notes and/or the 2030 Senior Notes (each, a “Consent Solicitation” and collectively, the “Consent Solicitations,” and, together with the Tender Offers and Exchange Offers, the “Debt Offers”) regarding certain proposed amendments to the 2028 Senior Notes Indenture and/or the 2030 Senior Notes Indenture, as applicable, identified by the Parent or its Affiliates to the Company in writing on or after the date of this Agreement. Any Debt Offer will be made on such terms and conditions (including price to be paid and conditionality) as are proposed by the Parent or its Affiliates and which are permitted by the terms of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, and Applicable Law. The Parent shall consult with the Company regarding the material terms and conditions of any Debt Offers, including the timing and commencement of any Debt Offers and any tender or consent deadlines. The Parent or its Affiliates will provide the Company with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal, press release (if any) or other related documents in connection with any Debt Offer (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable Debt Offer to allow the Company and its counsel to review and comment on the related Debt Offer Documents, and the Parent shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel. The closing (or, if applicable, effectiveness) of the Debt Offers shall not be consummated until the occurrence of the Effective Time and any such transaction shall be funded using consideration provided by the Parent; provided that the consummation of a Debt Offer with respect to the 2028 Senior Notes or the 2030 Senior Notes will not be a condition to the Parent’s or its Affiliates’ obligations to consummate the transactions contemplated by this Agreement. The Debt Offers will be conducted in compliance with the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, and Applicable Law and the Company will not be required to cooperate with respect to any Debt Offer that is not in compliance with the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, and Applicable Laws. The Company will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its Representatives (including counsel, financial advisors and auditors) and Subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation as may be reasonably requested by the Parent in connection with any Debt Offers including as set forth in Section 4.4(1); provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of the Company and its Subsidiaries; provided, further, that neither the Company nor counsel for the Company shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with any Debt Offer or execute any other instruments or agreements in connection therewith (in each case, except as provided in Section 4.4(3)). The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Debt Offer will be selected by the Parent or its Affiliates, retained by the Parent or its Affiliates, and their fees and out-of-pocket expenses will be paid directly by the Parent or its Affiliates. If, at any time prior to the completion of the Debt Offers, the Company or any of its Subsidiaries, on the one hand, or the Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such Party that discovers such information shall use commercially reasonable efforts to promptly notify the other Party, and an appropriate amendment or supplement prepared by the Parent describing such information shall be disseminated to the holders of the applicable notes of the Company outstanding under the applicable Indenture.

(3)

Subject to the receipt of any requisite consents from the holders of the 2028 Senior Notes or the 2030 Senior Notes, as applicable, the Company and its Subsidiaries will execute one or more supplemental indentures to the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, in accordance with the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable (any such supplemental indenture, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”), amending the terms and provisions of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, as described in any applicable Debt Offer Documents as reasonably requested by the Parent or its Affiliates, which Supplemental Indentures will become operative no earlier than the Effective Time, and will use commercially reasonable efforts to cause the trustee under the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, to enter into any such Supplemental Indentures, in each case, before or substantially simultaneously with the Effective Time as determined by the Parent or its Affiliates; provided, however, that in no event will the Company or any of its officers, directors or other Representatives have any obligation to authorize, adopt or execute any amendments or other agreement that is not permitted under the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, or Applicable Law or would become operative before the Effective Time. The Company will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its Representatives (including counsel, financial advisors and auditors) and Subsidiaries to use their respective commercially reasonable efforts to provide, all reasonable and customary cooperation as may be reasonably requested by the Parent in connection with the execution of Supplemental Indentures; provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of the Company and its Subsidiaries. If reasonably requested by the Parent or its Affiliates, the Company will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its legal counsel to provide, all customary certificates and legal opinions required by the trustee under the applicable Indenture in connection with the execution of any Supplemental Indentures to the extent (x) such certificates and legal opinions are required to be delivered before the Effective Time and (y) in the case of any such legal opinions, the trustee under the applicable Indenture requires an opinion of counsel to the Company thereunder. Notwithstanding the foregoing, in no event will the Company or its legal counsel be required to give any certificate or opinion with respect to a Debt Offer that, in the opinion of the Company, its legal counsel or the trustee under the 2028 Senior Notes Indenture and/or the 2030 Senior Notes Indenture, as applicable, does not comply with Applicable Laws or the 2028 Senior Notes Indenture and/or the 2030 Senior Notes Indenture, as applicable, or would not be accurate in light of the facts and circumstances at the time delivered.

(4)

If requested by the Parent or any of its Affiliates, in lieu of, in addition to or in combination with the Parent or its Affiliates commencing any Debt Offer for the 2028 Senior Notes and/or the 2030 Senior Notes, the Company will, to the extent permitted by the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, as applicable, (A) issue one or more conditional notices of optional redemption for all or a portion of the outstanding aggregate principal amount of the 2028 Senior Notes and/or the 2030 Senior Notes (which may be delivered at the Parent’s or Purchaser’s reasonable request in advance of the Effective Time so long as they are contingent upon the Effective Time (it being understood and agreed that they may also be contingent upon the occurrence of other events in addition to the Effective Time)), pursuant to the optional redemption provisions of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, respectively, and (B) take any other actions reasonably requested by the Parent or Purchaser to facilitate the satisfaction and discharge of the 2028 Senior Notes and/or the 2030 Senior Notes pursuant to the satisfaction and discharge provisions of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, respectively, and the other provisions of the 2028 Senior Notes Indenture or the 2030 Senior Notes Indenture, respectively, applicable thereto. If a conditional notice of optional redemption is given, the Parent or Purchaser will ensure that at the Effective Time, so long as the applicable conditions of such optional redemption are satisfied, the Company has all funds necessary in connection with any such optional redemption. The Company will use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause its Representatives (including counsel, financial advisors and auditors) and Subsidiaries to provide, all reasonable and customary cooperation as may be reasonably requested by the Parent in connection with this Section 4.4(4) (provided that such requested cooperation does not unreasonably interfere with the ongoing business or operations of the Company and its Subsidiaries).

(5)

Notwithstanding anything to the contrary set forth in this Section 4.4, neither the Company nor any of its Subsidiaries shall be required to (i) take or permit the taking of any action pursuant to Section 4.4(1), Section 4.4(2), Section 4.4(3) or Section 4.4(4) that (A) would require the Company, its Subsidiaries or any Persons who are directors or officers of the Company or its Subsidiaries to pass resolutions or consents to approve or authorize the Financing or any Debt Offers or execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is effective prior to the Effective Time, or that would be effective if the Effective Time does not occur (in each case, except as provided in Section 4.4(3) and Section 4.4(1)(f)), (B) would cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries (unless waived by the Parent), (C) would require the Company or any of its Subsidiaries to pay any commitment or other similar fee prior to the Effective Time or incur any other expense, liability or obligation in connection with the Financing or any Debt Offer (in the case of any other such expense, liability or obligation, that is not, subject to the limitations contained therein, subject to reimbursement or is not otherwise indemnified by the Parent pursuant to Section 4.4(6)), (D) would cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability, (E) would cause any condition to the completion of the Arrangement set forth in Article 6 to fail to be satisfied by the Effective Time or otherwise result in a breach of this Agreement by the Company or (F) would result in a material violation or breach of, or a default under, any Material Contract to which the Company or any of its Subsidiaries is a party, the organizational documents of the Company or its Subsidiaries or any Applicable Law; (ii) provide access to or disclose information that the Company or any of its Subsidiaries reasonably determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries (provided that the Company shall use commercially reasonable efforts to cause such information to be provided in a manner that would not result in such privilege concerns) or (iii) deliver or cause to be delivered any opinion of counsel (except as provided in Section 4.4(3)). Nothing contained in this Section 4.4 or otherwise shall require the Company or any of its Subsidiaries, prior to the Effective Time, to commence any Debt Offers or become an obligor under the Financing.

(6)

The Parent and the Purchaser shall, on a joint and several basis, promptly upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company or any of its Subsidiaries in connection with the Financing or any Debt Offer or satisfying its obligations under this Section 4.4 (including in connection with any optional redemption), whether or not the Arrangement is consummated or this Agreement is terminated. The Parent and the Purchaser shall, on a joint and several basis, indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all losses, claims, damages, liabilities, reasonable out-of-pocket costs, reasonable out-of-pocket attorneys’ fees, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) suffered or incurred in connection with the Financing or any Debt Offer or optional redemption or otherwise in connection with any action taken by the Company, any of its Subsidiaries or any of their respective Representatives pursuant to this Section 4.4 (other than the use of any information contained in any reports, schedules, forms, statements, prospectuses, registration statements and other documents filed with or furnished to the SEC by the Company, or any information provided by the Company, any of its Subsidiaries or any of their respective Representatives in writing pursuant to this Section 4.4 or otherwise for use in connection with any Debt Offer or optional redemption), except in the event such losses, claims, damages, liabilities, costs, attorneys’ fees, judgments, fines, penalties and amounts paid in settlement are determined by a final non-appealable judgment of a court of competent jurisdiction to have arisen out of, or resulted from, the fraud, gross negligence or willful misconduct of the Company, any of its Subsidiaries or any of their respective Representatives.

Section 4.5 Stock Exchange Delisting

The Company shall cooperate with the Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and the rules and policies of the NYSE to delist the Common Shares from the NYSE and deregister the Common Shares under the 1934 Act as promptly as practicable after the Effective Time.

Section 4.6 Tax Matters

(1)

The Parent, the Purchaser, and the Company will reasonably cooperate to (i) consider pre-closing restructurings proposed by the Parent or the Purchaser, and, subject to the Company’s consent (not to be unreasonably withheld, conditioned, or delayed), implement such restructuring steps between the date of this Agreement and the Effective Time and (ii) provide information in its possession that is reasonably requested by the Parent or the Purchaser in connection with a proposed pre- or post-closing restructuring; provided that the Company shall not be required to consent to or implement any such restructuring if it would reasonably be expected to (i) prevent, delay or impede the ability of the Company to consummate the transactions contemplated by this Agreement, (ii) adversely affect any Company Shareholder, (iii) in the event the Effective Time does not occur, adversely affect the Company or any of its Subsidiaries, (iv) reduce the consideration to be received by the Company Shareholders, or (v) require the approval of the Company Shareholders.

(2)

At Parent’s written request, which shall be made at least 90 days prior to the Effective Time, the Company shall use commercially reasonable efforts to determine whether Masonite Corporation is able to issue, at the Effective Time, a certificate pursuant to Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3). In the event the Company determines in response to such written request that such a certificate can be issued, it shall cause Masonite Corporation to deliver to the Company a duly executed certificate pursuant to Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3) (including, for the avoidance of doubt, a notification to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2)), dated not more than 30 days prior to the Effective Time and signed by a responsible officer of Masonite Corporation, certifying that stock of Masonite Corporation is not a “United States real property interest” (as defined in Section 897(c)(1) of the U.S. Tax Code).

Section 4.7 Employee Matters

(a)

The Parent hereby acknowledges and agrees that a “change in control” (or similar phrase) within the meaning of the Equity Plans containing change in control provisions will occur as of the Effective Time.

(b)

For a period commencing at the Effective Time and ending on the date that is 12 months thereafter (or such earlier date that any Continuing Employee terminates employment), the Parent shall cause each Continuing Employee (other than a Continuing Employee covered under a Collective Agreement) to receive (i) an annual rate of base salary or wages that is no less favorable than the annual rate of base salary or wages provided to such Continuing Employee as of immediately prior to the Effective Time, (ii) target cash and equity incentive compensation opportunities (excluding any change in control, retention or similar payments) that, in the aggregate, are no less favorable than the target cash and equity incentive compensation opportunities provided to such Continuing Employee as of immediately prior to the Effective Time (but the form of any particular incentive compensation opportunity need not be the same), and (iii) all other compensation and employee benefits that are substantially comparable in the aggregate to all other compensation and employee benefits provided to such Continuing Employee as of immediately prior to the Effective Time or that are provided to similarly situated employees of the Parent or its Subsidiaries (including severance eligibility and paid time off, but excluding defined benefit pension and retiree medical or life insurance benefits). With respect to any Continuing Employee covered under a Collective Agreement, in lieu of the foregoing, the Parent or its Subsidiaries shall employ each such Continuing Employee on the terms and conditions consistent with the applicable Collective Agreement.

(c)

The Parent shall use commercially reasonable efforts to, and to cause its Affiliates (including the Company and its Subsidiaries) (and any of their respective third-party insurance providers or third-party administrators) to (i) waive all limitations as to any pre-existing condition or waiting periods with respect to participation and coverage requirements applicable to each Continuing Employee under any employee benefit plan in which such Continuing Employees may be eligible to participate as of or after the Effective Time, to the extent pre-existing conditions and waiting periods did not apply or were satisfied under a similar Benefit Plan prior to the Effective Time, and (ii) credit each Continuing Employee, as of and after the Effective Time, for any copayments, deductibles, offsets or similar payments made under the relevant group health plan of the Company or any of its Subsidiaries during the plan year which includes the Effective Time for purposes of satisfying any applicable copayment, deductible, offset or similar requirements under the comparable group health plans of the Parent or any of its Affiliates (including the Company and its Subsidiaries). In addition, as of the Effective Time, the Parent shall cause, and shall cause its Affiliates (including the Company and its Subsidiaries), to give all Continuing Employees full credit for such Continuing Employees’ service with the Company or any of its Subsidiaries for all purposes (including eligibility, vesting, accruals and determination of level of benefits) under any compensation and benefit plans, programs, policies, agreements and arrangements maintained by the Parent or any of its Affiliates in which any Continuing Employee may be eligible to participate after the Effective Time, to the same extent and for the same purpose that such service was credited for under any similar Benefit Plan immediately prior to the Effective Time, provided that such credit for service shall not apply to the extent it would result in a duplication of benefits or compensation or for any purpose under (x) any defined benefit pension plan or retiree medical, life insurance or other welfare benefits plan or (y) any plan that is frozen or closed to new entrants or under which similarly situated employees of the Parent and its Affiliates do not receive credit for prior service.

(d)

Prior to the Effective Date, the Company shall take all actions that may be necessary or appropriate to terminate, as of the day immediately preceding the Effective Date, (i) the Company’s 401(k) plan (the “Company 401(k) Plan”). The Company shall provide the Parent with evidence that the Company 401(k) Plan has been terminated (the form and substance of which shall be subject to review and reasonable comment by the Parent) not later than two Business Days prior to the Effective Date. Notwithstanding the foregoing, the Company shall not terminate the Company 401(k) Plan if, not later than ten Business Days prior to the Effective Date, the Parent requests that the Company not terminate the relevant plan. If the Company 401(k) Plan is terminated prior to the Effective Time, Parent shall permit each Continuing Employee to immediately be eligible to participate in a defined contribution plan intended to be tax-qualified that is sponsored by Parent (a “Parent 401(k) Plan”) and to elect to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 402(c)(4) of the U.S. Tax Code), including in the form of cash or loan notes, in an amount equal to the entire eligible rollover distribution distributable to such Continuing Employee from the Company 401(k) Plan to the Parent 401(k) Plan.

(e)

Not later than 30 days following the date of this Agreement, the Company shall make available to the Parent a copy of each material non-U.S. Benefit Plan and all materials with respect thereto described in Section 19(a) of the Company Disclosure Letter.

(f)

Prior to making any written communications to any Company Service Provider pertaining to the treatment of compensation or benefits in connection with the transactions contemplated by this Agreement or employment with the Parent and its Affiliates following the Effective Time, the Company shall provide the Parent with a copy of the intended communication, and the Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall give reasonable and good faith consideration to any comments made by the Parent with respect thereto; provided that, after the Parent has reviewed and commented on a communication, the Company shall not have any obligation to provide to the Parent subsequent communications that are substantially similar in all respects.

(g)

Without limiting the generality of Section 8.8, the provisions of this Section 4.7 are solely for the benefit of the Parties, and no Company Service Provider or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Section 4.7. Nothing herein shall, or shall be deemed to, (i) establish, terminate, amend or modify any Benefit Plan or any other compensation or benefit plan, program, policy, agreement or arrangement maintained or sponsored by the Parent, the Company or any of their respective Affiliates, (ii) alter or limit the Parent’s, the Company’s or any of their respective Affiliates’ ability to establish, terminate, amend or modify any particular benefit plan, program, policy, agreement or arrangement, or (iii) confer upon any Company Service Provider any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment.

Section 4.8 Insurance and Indemnification

(1)

Prior to the Effective Date, the Company shall, in consultation with the Parent, purchase customary “tail” policies of directors’ and officers’ liability insurance from an insurance company of nationally recognized standing providing protection no less favorable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and the Purchaser shall, or shall cause the Company and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 350% of the Company’s current annual aggregate premium for policies currently maintained by the Company or its Subsidiaries.

(2)

The Purchaser shall honor all rights to indemnification or exculpation now existing in favor of present and former employees, officers and directors of the Company and its Subsidiaries, and acknowledges that such rights shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.

(3)

If the Purchaser or any of its successors or assigns (i) consolidates with or merges into any other Person and is not a continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, the Purchaser shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Company or its Subsidiaries) assumes all of the obligations set forth in this Section 4.8.

Section 4.9 Transaction Litigation

The Company shall promptly notify Parent of any Proceeding brought by shareholders of the Company against the Company and/or its directors relating to this Agreement, the Arrangement or the other transactions contemplated by this Agreement (whether directly or on behalf of the Company and its Subsidiaries or otherwise). Prior to the Effective Time, the Company shall control the defense or settlement of any litigation or other Proceedings against the Company or any of its directors relating to this Agreement and the transactions contemplated by this Agreement; provided that, other than Proceedings between or among the Parties, the

Company shall give Parent the opportunity to consult with the Company prior to the Effective Time and keep Parent reasonably apprised on a reasonably prompt basis with respect to the defense or settlement of any litigation or other Proceedings against the Company or any of its directors relating to this Agreement, the Arrangement and the other transactions contemplated by this Agreement, including by giving Parent an opportunity to participate, at Parent’s expense, in such litigation or other Proceedings; and provided, further, that, other than Proceedings between or among the Parties, the Company agrees that it shall not settle any such litigation or other Proceedings without the prior written consent of Parent, which shall not be unreasonably withheld, delayed or conditioned.

Section 4.10 Directors and Officers

Prior to the Effective Time, the Company shall either remove (or cause the removal of) or use reasonable best efforts to procure resignation letters from each of the directors and officers of the Company and each Subsidiary of the Company designated by the Parent in writing to the Company within a reasonable time (which, at a minimum, provide for a sufficient time pursuant to Applicable Law) prior to the Effective Time, pursuant to which each such Person shall resign from his or her position as a director and/or officer of the Company and any Subsidiary of the Company effective as of the Effective Time.

Section 4.11 Section 16 Matters

The Company shall take all such steps as may be required to cause any dispositions of Common Shares in connection with the transactions contemplated by this Agreement (including derivative securities of such Common Shares) by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 4.12 Financing Covenants

(a) The Parent and the Purchaser shall use their commercially reasonable efforts to arrange and obtain the Financing, including using their commercially reasonable efforts to (i) maintain in effect the Debt Commitment Letter (subject to any amendment, supplement, replacement, substitution, termination or other modification or waiver that is not prohibited by clause (c) below), (ii) negotiate and enter into definitive agreements with respect thereto on the terms and conditions contained in the Debt Commitment Letter (including the flex provisions) or on other terms taken as a whole, not materially less favorable to the Parent and the Purchaser, (iii) satisfy, or obtain a waiver thereof, on a timely basis all conditions to funding the Debt Commitment Letter and such definitive agreements related thereto, (iv) assuming that all conditions contained in the Debt Commitment Letter or such definitive agreements related thereto have been satisfied, consummate the Financing at or prior to the Effective Time and (v) to the extent the Financing Parties party thereto do not fund the Financing in accordance with the terms of the Debt Commitment Letter or such definitive agreements related thereto, enforce their rights under the Debt Commitment Letter or such definitive agreements, as applicable.

(b) The Parent shall keep the Company reasonably informed with respect to all material activity concerning the status of the Financing contemplated by the Debt Commitment Letter and shall give the Company notice of any material adverse change with respect to the Financing as promptly as practicable. The Parent and the Purchaser shall give the Company prompt notice (w) of the termination, repudiation, rescission, cancellation or expiration of the Debt Commitment Letter or the definitive agreements related to the Financing (including in accordance with the last sentence of clause (c) below, if applicable), (x) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by any party to the Debt Commitment Letter, or any definitive agreements related to the Financing, in each case of which the Parent or the Purchaser becomes aware, (y) of the receipt of any written notice or other written communication, in each case received from any Financing Party with respect to any (1) breach of the Parent’s or the Purchaser’s obligations under the Debt Commitment Letter or definitive agreements related to the Financing, or actual or potential default, termination or repudiation by any party to any of the Debt Commitment Letter or definitive agreements related to the Financing (including any proposal by any Financing Party, lender or other Person to withdraw, terminate, repudiate, rescind or make a material change in the terms of the Debt Commitment Letter) or (2) material dispute between or among any parties to the Debt Commitment Letter or definitive agreements related to the Financing and (z) of the receipt of any written notice or other written communication on the basis of which the Parent expects that a party to the Financing will fail to fund the Financing or is reducing the amount of the Financing. As soon as reasonably practicable, but in any event within three Business Days of the date the Company delivers to the Parent or the Purchaser a written request, the Parent and the Purchaser shall provide any information reasonably requested by the Company relating to any circumstance referred to in clauses (w), (x), (y) or (z) of the immediately preceding sentence.

(c) The Parent shall have the right from time to time to amend, supplement, replace, substitute, terminate or otherwise modify or waive its rights under the Debt Commitment Letter, including to (i) add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter as of the date of this Agreement or (ii) terminate or reduce any commitments under the Debt Commitment Letter in order to obtain alternative sources of debt financing in lieu of all or a portion of the Financing; provided that no such amendment, supplement, replacement, substitution, termination, modification or waiver shall (A) reduce the aggregate amount of available Financing (including by increasing the amount of fees to be paid or original issue discount to less than the amount required to consummate the transactions contemplated by this Agreement (when taken together with all cash on hand, available lines of credit and other sources of immediately available funds available to the Parent), (B) impose new or additional conditions precedent or expand upon the conditions precedent to the Financing as set forth in the existing Debt Commitment Letter, (C) adversely change the timing of the funding of the Financing in a manner that is reasonably expected to impair, delay or prevent the availability of all or a portion of the Financing or the consummation of the transactions contemplated by this Agreement or (D) otherwise materially adversely affect the ability of the Parent to consummate the transactions contemplated by this Agreement. The Parent shall furnish to the Company a copy of any executed written amendment, supplement, replacement, substitution, termination, modification or waiver of the Debt Commitment Letter.

(d) In the event that any portion of the Financing necessary for the Parent to complete the Arrangement becomes unavailable on the terms and conditions contemplated by the Debt Commitment Letter (including the flex provisions) (other than as a result of the Company’s breach of any provision of this Agreement or failure to satisfy the conditions set forth in Section 6.3), (i) the Parent shall promptly notify the Company and (ii) the Parent and the Purchaser shall use their commercially reasonable efforts to (A) arrange and obtain, as promptly as practicable following the occurrence of such event, any such portion from alternative sources (an “Alternative Financing”) on terms that (i) taken as whole, are no more adverse to the Parent and the Purchaser than the existing Debt Commitment Letter (including after giving effect to the market flex provisions), (ii) do not impose new or additional conditions precedent or expand upon the conditions precedent to the Financing set forth in the existing Debt Commitment Letter and (iii) do not reduce the aggregate amount of available Financing to less than the amount required to consummate the transactions contemplated by this Agreement and (B) provide the Company with a copy of the new financing commitment that provides for such Alternative Financing (including all related exhibits, schedules, annexes, supplements and term sheets thereto, and including any related fee letter, which may be redacted in a manner consistent with Paragraph 7 of Schedule D, as each of the foregoing may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time thereafter in compliance with this Section 4.12, the “Alternative Financing Commitment Letter”). Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Parent or its Affiliates be required to pay any fees or any interest rates applicable to the Alternative Financing in excess of those contemplated by the Debt Commitment Letter as in effect on the date hereof (including the market flex provisions) or agree to any term (including any market flex term) less favorable to Parent than such term contained in the Debt Commitment Letter as in effect on the date hereof (including the market flex provisions).

(e) For purposes of this Agreement (other than with respect to representations in this Agreement made by or with respect to the Parent or the Purchaser that speak as of the date hereof or another specified date), references to the “Debt Commitment Letter” shall include such document as permitted or required by this Section 4.12 to be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived, in each case from and after such amendment, supplement, replacement, substitution, termination or other modification or waiver and, for the avoidance of doubt, references to “Financing” shall include, in whole or in part (as applicable), any supplemental, replacement or substitute financing provided for thereunder.

(f) The Parent and the Purchaser acknowledge and agree that, notwithstanding anything in this Agreement to the contrary, the obligations to perform their respective agreements hereunder, including to complete the Arrangement subject to the terms and conditions hereof, are not conditioned on obtaining of the Financing or any Alternative Financing or on the performance of any party to the Debt Commitment Letter.

Section 4.13 Transferred Information

The Parties acknowledge that the disclosure of Transferred Information was necessary for the purposes of the Purchaser and the Parent in determining whether to enter into this Agreement and consummate the transactions contemplated herein. The Purchaser and the Parent shall at all times comply with all Applicable Laws governing the protection of Personal Information with respect to Transferred Information disclosed or otherwise provided to the Purchaser and/or the Parent by the Company and its Subsidiaries under this Agreement. The Purchaser and the Parent shall not disclose the Transferred Information without the consent of the Person concerned, unless authorized to do so under Applicable Law. Notwithstanding anything to the contrary herein, the Parties agree that any breach of this Section 4.13 by any Party shall not by itself cause any condition to the completion of the Arrangement in Article 6 to fail to be satisfied or give rise by itself to any right to terminate under Article 7.

ARTICLE 5

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

Section 5.1 Non-Solicitation

(1)	No-Shop; Other Offers.

(a)

No-Shop. Except as otherwise expressly permitted by the remainder of this Section 5.1, until the earlier to occur of the valid termination of this Agreement pursuant to Article 7 and the Effective Time, the Company shall not, and the Company shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly induce the making, submission or announcement of, or knowingly facilitate or encourage the submission of any inquiry or proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into, participate or engage in any discussions or negotiations with, furnish any material nonpublic information relating to the Company or any of its Subsidiaries or knowingly afford access to the business, properties, assets, books or records, or to any personnel, of the Company or any of its Subsidiaries to, or otherwise knowingly cooperate with, any Third Party, in each case relating to an Acquisition Proposal by such Third Party or that would reasonably be expected to lead to an Acquisition Proposal, (iii) (A) withhold (or qualify or modify in a manner adverse to the Parent or the Purchaser), or publicly announce its intention to do the same, the Company Recommendation, or fail to include the Company Recommendation in the Company Proxy in accordance with Section 2.3, (B) other than with respect to a tender offer or exchange offer, within 5 Business Days of the Parent’s written request, fail to make or reaffirm the Company Recommendation following the date any Acquisition Proposal or any material modification thereto is first published or broadly sent or given to the shareholders of the Company, (C) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, or (D) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation D promulgated under the 1934 Act within 10 Business Days after the commencement (within the meaning of Rule 14d-2 under the 1934 Act) of such tender offer or exchange offer (any of the foregoing in clauses (A) through (D), an “Adverse Recommendation Change”) or (iv) enter into any agreement in principle, letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, option agreement, share exchange agreement, joint venture agreement, other agreement or other similar instrument providing for, or that would reasonably be expected to lead to, an Acquisition Proposal. The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal. Within four Business Days after the date hereof, the Company shall (i) request in writing that each Person that has heretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all nonpublic information heretofore furnished by the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of such confidentiality agreement and (ii) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by such Person and its Representatives.

(b)	Exceptions. Notwithstanding anything contained in this Section 5.1 to the contrary, at any time prior to receipt of the Required Approval:

(i)

the Company, directly or indirectly through its Representatives, may (A) engage in negotiations or discussions with any Third Party and its Representatives that has made a bona fide written offer, inquiry, proposal or indication of interest with respect to an Acquisition Proposal that did not result from a material breach of Section 5.1(1)(a) that the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes or would reasonably be expected to lead to a Superior Proposal and (B) furnish to such Third Party or its Representatives nonpublic information relating to the Company or any of its Subsidiaries and afford access to the business, properties, assets, books or records and personnel of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that, to the extent that any nonpublic information relating to the Company or its Subsidiaries is provided to any such Third Party or any such Third Party is given access which was not previously provided to or made available to the Parent, such nonpublic information or access is provided or made available to the Parent and its Representatives substantially contemporaneously with (and in any event within 24 hours of) the time it is provided to such Third Party; and

(ii)

subject to compliance with Section 5.1(1)(d), the Board of Directors may, (A) in response to a bona fide written offer, inquiry, proposal or indication of interest with respect to an Acquisition Proposal that did not result from a material breach of Section 5.1(1)(a) that the Board of Directors has determined in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, make an Adverse Recommendation Change and terminate this Agreement pursuant to and in accordance with Section 7.2(1)(c)(ii) in order to substantially concurrently enter into a written definitive agreement for such Superior Proposal or (B) in response to an Intervening Event make an Adverse Recommendation Change, if the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, in such case, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

In addition, nothing contained in this Agreement shall prevent the Company or the Board of Directors (or any committee thereof) from (1) taking and disclosing to the Company Shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the 1934 Act (or any similar communication to shareholders in connection with the making or amendment of a tender offer or exchange offer) or from making any legally required disclosure to shareholders with regard to the transactions contemplated by this Agreement or an offer, inquiry, proposal or indication of interest with respect to an Acquisition Proposal (provided that neither the Company nor the Board of Directors may make an Adverse Recommendation Change unless permitted by this Section 5.1(1)(b)), (2) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act or (3) contacting and engaging in discussions with any person or group and their respective Representatives who has made an offer, inquiry, proposal or indication of interest with respect to an Acquisition Proposal that was not solicited in breach of this Section 5.1 and was received by the Company after the date hereof, solely for the purpose of clarifying such offer, inquiry, proposal or indication of interest and the terms thereof or informing such Third Party of the restrictions imposed by this Section 5.1.

(c)

Required Notices. Prior to the earlier of the valid termination of this Agreement pursuant to Article 7 and the Effective Time, the Company shall (i) notify the Parent promptly (and in any event no later than 24 hours) (A) of the receipt by the Company of any written Acquisition Proposal (including any bona fide written offer, inquiry, proposal or indication of interest with respect to thereto) or any written amendment or modification to the material terms of any Acquisition Proposal or any material discussions with respect to any such Acquisition Proposal and such notice shall include, to the extent then known to the Company, the identity of the Person making the Acquisition Proposal (or bona fide offer, inquiry, proposal or indication of interest with respect to thereto) and the material terms and conditions thereof (along with unredacted copies of all material proposed transaction agreements (including financing commitments) and other material documents provided in connection therewith, including copies of all portions of written materials sent or provided to the Company or any of its Subsidiaries that describe such material terms and conditions thereof) and (B) of any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records or personnel of the Company or any of its Subsidiaries by any Third Party that has notified the Company that it is considering making, or has made, an Acquisition Proposal and (ii) keep the Parent reasonably informed on a reasonably current basis (but in no event less often than once every 24 hours) of any changes (or any material discussions with respect thereto) to the status and material terms and conditions (along with unredacted copies of all material proposed transaction agreements (including financing commitments) and other material documents provided in connection therewith, including copies of all portions of written materials sent or provided to the Company or any of its Subsidiaries that describe such material terms and conditions thereof) of any Acquisition Proposal (or bona fide offer, inquiry, proposal or indication of interest with respect to thereto).

(d)

Last Look. Neither the Board of Directors nor the Company shall be permitted to take any of the actions referred to in Section 5.1(1)(b)(ii) unless (i) the Company shall have notified the Parent, in writing and at least four Business Days prior to taking such action, of its intention to take such action, specifying, in reasonable detail, the reasons for the Adverse Recommendation Change, and (A) in the case of a Superior Proposal, including the identity of the Person or group making such proposal, the terms thereof and attaching a copy of all proposed agreements (including a true and complete copy of any proposed definitive agreement for such Superior Proposal, if any) and other documents and information contemplated by Section 5.1(1)(c)(i) for the Superior Proposal, if applicable or (B) in the case of an Intervening Event, reasonably detailed description of the facts and circumstances relating to such Intervening Event, (ii) during such four Business Day period following the date on which such notice is received, the Company shall have and shall have caused its Representatives to, negotiate with the Parent in good faith (to the extent the Parent wishes to negotiate) to make such adjustments to the terms and conditions of this Agreement as the Parent may propose, (iii) upon the end of such notice period (or such subsequent notice period as contemplated by clause (iv) below, the “Matching Period”), the Board of Directors shall have considered in good faith any revisions to the terms of this Agreement proposed in writing by the Parent that, if accepted by the Company, would be binding upon the Parent, and shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that the failure of the Board of Directors to make such Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law, and, in the case of Superior Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal and

(iv) in the event of any change to any of the financial terms (including the form, amount and timing of payment of consideration) or any other material terms of such Superior Proposal, the Company shall, in each case, have delivered to the Parent an additional notice consistent with that described in clause (i) above and a new notice period under clause (i) shall commence (provided that the notice period thereunder shall only be three Business Days) during which time the Company shall be required to comply with the requirements of this Section 5.1(1)(d) with respect to such additional notice, including clauses (i) through (iii) above.

(e)

Definition of Superior Proposal. For purposes of this Agreement, “Superior Proposal” means a bona fide, unsolicited, written Acquisition Proposal, made after the date of this Agreement (but substituting “50%” for all references to “20%” in the definition of such term) that the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, is more favorable from a financial point of view to the Company Shareholders (solely in their capacity as such) than the transactions contemplated by this Agreement, in each case, taking into consideration (i) all relevant factors (including the identity of the counterparty, the terms and conditions of such Acquisition Proposal (including the transaction consideration, conditionality, timing, legal, financial (including any break-up fee), certainty of financing and regulatory approvals and the expected timing and likelihood of consummation and such other factors determined by the Board of Directors in good faith to be relevant)) and (ii) if applicable, any changes to the terms of this Agreement proposed by the Parent pursuant to this Section 5.1 that, if accepted by the Company, would be binding upon the Parent.

(f)

Definition of Intervening Event. For purposes of this Agreement, “Intervening Event” means an event, fact, circumstance, development or occurrence that (i) was not known to or reasonably foreseeable by the Board of Directors as of the date of this Agreement, which event, fact, circumstance, development or occurrence becomes known to or by the Board of Directors prior to receipt of the Required Approval or (ii) was known to or reasonably foreseeable by the Board of Directors as of the date of this Agreement, but the consequences of which (or the magnitude thereof) were not and (iii) does not relate to an Acquisition Proposal; provided, that in no event shall the following constitute or be taken into account in determining the existence of an Intervening Event: (A) the Company meeting, failing to meet or exceeding any internal or published revenue or earnings forecasts or projections for any period or (B) changes in the market price or trading volume of Common Shares, provided that in the case of the foregoing clauses (A) and (B), the underlying causes of such Effect may be considered and taken into account in determining whether there has been an Intervening Event.

ARTICLE 6

CONDITIONS

Section 6.1 Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the written consent of each of the Parties:

(1)	Arrangement Resolution. The Required Approval shall have been obtained at the Company Meeting in accordance with the Interim Order and Applicable Law.

(2)

Interim and Final Order. The Interim Order and the Final Order shall have each been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to either the Company or the Parent, each acting reasonably, on appeal or otherwise.

(3)

HSR Approval. Any applicable waiting period (including any extension thereof and any timing agreement with a Governmental Authority) under the HSR Act relating to the transactions contemplated by this Agreement shall have expired or been terminated.

(4)

Specified Regulatory Approvals. Each of the Specified Regulatory Approvals has been made, given or obtained, and each such Specified Regulatory Approval is in force and has not been modified or withdrawn.

(5)

Illegality. No Applicable Law is in effect which makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company, the Parent or the Purchaser from consummating the Arrangement. No Order issued by a court or other Governmental Authority of competent jurisdiction which prohibits the consummation of the transactions contemplated hereby shall have been issued and remain in effect.

Section 6.2 Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived (to the extent permitted by Applicable Law), in whole or in part, by the Purchaser in its sole discretion:

(1)

Representations and Warranties. (i) The representations and warranties of the Company set forth in Paragraphs 1(a) (Corporate Existence and Power), 2 (Corporate Authorization), 4(a) (Non-Contravention), 5(a) and (b) (Capitalization), 24 (Finders’ Fees) and 25 (Opinions of Financial Advisors) of Schedule C that (A) are not qualified by Company Material Adverse Effect or other materiality qualifiers shall be true and correct in all respects (but for de minimis inaccuracies) as of the date hereof and as of the Effective Time as if made at and as of the Effective Time (in each case, other than representations and warranties that by their terms address matters only as of another specified time, which shall be so true only as of such time) and (B) are qualified by Company Material Adverse Effect or other materiality qualifiers shall be true and correct in all respects as of the date hereof and as of the Effective Time as if made at and as of the Effective Time (in each case, other than representations and warranties that by their terms address matters only as of another specified time, which shall be so true only as of such time) without disregarding such Company Material Adverse Effect or other materiality qualifiers qualifications, (ii) the representations and warranties of the Company contained in Paragraph 10(b) (Absence of Certain Changes) of Schedule C shall be true and correct in all respects as of the date hereof and as of the Effective Time as if made at and as of the Effective Time, (iii) the other representations and warranties of the Company contained in this Agreement (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true and correct in all respects as of the date hereof and as of the Effective Time as if made at and as of the Effective Time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be so true only as of such time), with only such exceptions in the case of this clause (iii) as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (iv) the Parent shall have received a certificate signed by an executive officer of the Company to the effect that the conditions set forth in foregoing clauses (i) – (iii) and Section 6.2(2) and Section 6.2(3) have been satisfied.

(2)

Performance of Covenants. The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time.

(3)	Company Material Adverse Effect. There shall have not occurred a Company Material Adverse Effect since the date of this Agreement.

Section 6.3 Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived (to the extent permitted by Applicable Law), in whole or in part, by the Company in its sole discretion:

(1)

Representations and Warranties. (a) The representations and warranties of the Parent and the Purchaser contained in Paragraphs 1(a) (Existence and Power), 2 (Corporate Authorization), 4(a) (Non-Contravention)

and 6 (Finders’ Fees) of Schedule D that (A) are not qualified by Parent Material Adverse Effect or other materiality qualifiers shall be true and correct in all respects (but for de minimis inaccuracies) as of the date hereof and as of the Effective Time as if made at and as of the Effective Time (in each case, other than representations and warranties that by their terms address matters only as of another specified time, which shall be so true only as of such time) and (B) are qualified by Parent Material Adverse Effect or other materiality qualifiers shall be true and correct in all respects as of the date hereof and as of the Effective Time as if made at and as of the Effective Time, and (b) the Company shall have received a certificate signed by an executive officer of the Parent to the effect that the conditions set forth in foregoing clause (a) and Section 6.3(2) have been satisfied.

(2)

Performance of Covenants. Each of the Parent and the Purchaser has fulfilled or complied in all material respects with each of the covenants of the Parent and the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time.

ARTICLE 7

TERM AND TERMINATION

Section 7.1 Term

This Agreement shall be effective from the date hereof until the termination of this Agreement in accordance with its terms.

Section 7.2 Termination

(1)	This Agreement may be terminated and the Arrangement abandoned at any time prior to the Effective Time by:

(a)	the mutual written agreement of the Parties; or

(b)	either the Company or the Parent if:

(i)	No Required Approval by Shareholders. The Required Approval is not obtained at the Company Meeting in accordance with the Interim Order;

(ii)

Illegality. There shall be any Order issued by any court or other Governmental Authority of competent jurisdiction rendering illegal or permanently enjoining the Arrangement and such Order shall have become final and nonappealable; provided that, at the time at which such Person would otherwise exercise such termination right, the material breach by such Person (and, in the case of the Parent, the Purchaser’s) of its (or their) obligations under this Agreement has not been the primary cause of, or resulted in, the events specified in this Section 7.2(1)(b)(ii); or

(iii)

Occurrence of Outside Date. (A) The Effective Time shall not have occurred on or before February 8, 2025 (provided that if as of such date all conditions set forth in Section 6.1, 6.2 and 6.3 shall have been satisfied or waived (other than those conditions that are to be satisfied by action taken at the Effective Time but subject to those conditions being capable of being satisfied) other than the conditions set forth in Section 6.1(3), Section 6.1(4), or Section 6.1(5) (solely as it relates to this condition not being satisfied or waived due to a Competition Law or Foreign Investment Law), then such date shall automatically be extended by up to two (2) additional three (3) month periods (as may be so extended, the “Outside Date”)), and (B) the Party seeking to terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have materially contributed to the failure to complete the Arrangement on or before such date.

(c)	the Company if:

(i)	Breach of Representation or Warranty or Failure to Perform Covenant by the Parent or the Purchaser. A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent or the Purchaser set forth in this Agreement shall have occurred (A) that would cause any of the conditions set forth in Section 6.3 not to be satisfied and (B) that is incapable of being cured or, if curable, has not been cured by the date that is 20 Business Days after its receipt of written notice thereof from the Company (or, if earlier, five Business Days prior to the Outside Date); provided that the right to terminate this Agreement pursuant to this Section 7.2(1)(c)(i) shall not be available if the Company is at such time in material breach, or if there is any inaccuracy, of any of its representations, warranties, covenants or agreements contained in this Agreement and such breach or inaccuracy would give rise to the failure of a condition set forth in Section 6.2(1) or Section 6.2(2); or

(ii)

Superior Proposal. Prior to receipt of the Required Approval, the Board of Directors authorizes the Company to enter into a written definitive agreement concerning a Superior Proposal in accordance and compliance with Section 5.1 (with such agreement being entered into substantially concurrently with the valid termination of this Agreement); provided that concurrently with such termination, the Company pays the Company Termination Fee payable pursuant to Section 8.2.

(d)	the Parent if:

(i)

Breach of Representation or Warranty or Failure to Perform Covenant by Company. If a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 6.2(1) or Section 6.2(2) not to be satisfied and (B) is incapable of being cured or, if curable, has not been cured by the date that is 20 Business Days after its receipt of written notice thereof from the Parent (or, if earlier, five Business Days prior to the Outside Date); provided that the right to terminate this Agreement pursuant to this Section 7.2(1)(d)(i) shall not be available if the Parent or the Purchaser is at such time in material breach, or if there is any inaccuracy, of any of its representations, warranties, covenants or agreements contained in this Agreement and such breach or inaccuracy would give rise to the failure of a condition set forth in Section 6.3; or

(ii)	Adverse Recommendation Change. Prior to receipt of the Required Approval, if an Adverse Recommendation Change shall have occurred.

(2)

The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give written notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

Section 7.3 Effect of Termination/Survival

(1)

If this Agreement is terminated pursuant to Section 7.2, this Agreement shall become void and of no effect without liability of any Party to the other Parties (or any shareholder, director, officer, employee, agent, consultant or representative of such Party), subject to Section 8.2 in all respects; provided that, no Party shall be relieved of liability to the extent such termination shall result from the fraud or any material and willful breach of this Agreement by a Party prior to termination, and in each such case, such Party shall be fully liable for any and all liabilities and damages that were incurred or suffered by the other Parties as a result of such failure or breach. The Confidentiality Agreement and the provisions of this Section 7.3, Section 2.11, Section 4.3(2) and Article 8 shall survive any termination hereof pursuant to Section 7.2.

(2)	The representations and warranties contained in Schedule C and Schedule D and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

ARTICLE 8

GENERAL PROVISIONS

Section 8.1 Amendments

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, and any such amendment may, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracy or modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)	waive compliance with or modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)	waive compliance with or modify any mutual conditions contained in this Agreement.

Section 8.2 Expenses and Termination Fees

(1)

If this Agreement is validly terminated by the Company pursuant to Section 7.2(1)(c)(ii) to enter into a written definitive agreement with a Third Party or by the Parent pursuant to Section 7.2(1)(d)(ii), the Company shall pay or cause to be paid to the Parent in immediately available funds $75,000,000 (in each case, such fee, the “Company Termination Fee”), in the case of a termination by the Parent, within two Business Days after such termination and, in the case of a termination by the Company, immediately before and as a condition to such termination.

(2)

If, (A) this Agreement is validly terminated by (1) the Parent or the Company pursuant to (x) Section 7.2(1)(b)(iii) and at the time of such termination the Required Approval has not been received or (y) Section 7.2(1)(b)(i) or (2) by the Parent pursuant to Section 7.2(1)(d)(i), (B) following the execution and delivery of this Agreement and prior to such valid termination of this Agreement, a bona fide Acquisition Proposal shall have been publicly announced or publicly disclosed and not publicly withdrawn or otherwise abandoned at least two Business Days prior to such termination of this Agreement, and (C) within 12 months following such valid termination of this Agreement, either an Acquisition Proposal is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Proposal, then the Company shall concurrently with such consummation or entry into a definitive agreement, pay, or cause to be paid, to the Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by the Parent. For purposes of this Section 8.2(2) all references to “twenty percent (20%)” in the definition of “Acquisition Proposal” shall be deemed to be references to “fifty percent (50%).”

(3)

If this Agreement is terminated by the Parent or the Company pursuant to (i) Section 7.2(1)(b)(iii) and, at the time of such termination, (A) any of the conditions set forth in Section 6.1(5) (to the extent the applicable Order arises from or relates to Competition Laws or Foreign Investment Laws), Section 6.1(3) or Section 6.1(4) (such conditions in this clause (A), the “Applicable Conditions”) shall not have been satisfied, (B) a breach by the Company of its obligations under Section 4.2 has not been the principal cause of the failure of any of the Applicable Conditions to not be satisfied and (C) all other conditions set forth in Sections 6.1 (including Section 6.1(5) to the extent the applicable Order does not arise from or relate to Competition Laws or Foreign Investment Laws) and 6.2 shall have been satisfied (other than conditions that by their nature are to be satisfied at the Effective Time (assuming for the purpose of determining whether such other conditions set forth in Sections 6.1 and 6.2 have been satisfied in this clause, that all references to the “Effective Time” in such other conditions in Sections 6.1 and 6.2 shall be deemed to refer instead to the time of termination of this Agreement)) or waived in accordance with this Agreement, other than those conditions the failure of which to be satisfied was materially contributed to by a breach by Parent or

Purchaser of their representations, warranties, covenants or agreements contained in this Agreement, or (ii) Section 7.2(1)(b)(ii) (to the extent the applicable Order arises from or relates to Competition Laws or Foreign Investment Laws), and, at the time of such termination, a breach by the Company of its obligations under Section 4.2 has not been the principal cause of such Order or such imposition of such Order, then Parent shall, within three Business Days following any such termination, pay to the Company, in cash by wire transfer of immediately available funds to the account designated in writing by the Company, $150,000,000 (such fee, the “Parent Termination Fee”).

(4)

Each Party agrees that (i) the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other Parties would not enter into this Agreement and (ii) in light of the difficulty of accurately determining actual damages with respect to the foregoing, the right to payment of the Company Termination Fee or the Parent Termination Fee constitutes a reasonable estimate of the losses, damages, claims, costs or expenses that will be suffered by reason of any such valid termination of this Agreement and constitutes liquidated damages (and not a penalty) (and that neither such amount is excessive or unreasonably large, given the Parties’ intent and dealings with each other), and for greater certainty is not and is not intended to be an inducement, refund, reimbursement or assistance to either Party for entering into this Agreement, and hereby irrevocably waives, and agrees not to assert in any Proceeding arising out of or relating to this Agreement, any claim to the contrary.

(5)

Notwithstanding anything herein to the contrary, (i) the Parent and the Purchaser agree that, except in the case of fraud or any material and willful breach of this Agreement by the Company, upon any valid termination of this Agreement under circumstances where the Company Termination Fee is payable by the Company pursuant to this Section 8.2 and such Company Termination Fee is paid in full, the receipt by the Parent of the Company Termination Fee shall be deemed to be liquidated damages and the sole and exclusive remedy of the Parent and the Purchaser in connection with this Agreement or the transactions contemplated hereby and neither the Parent nor the Purchaser shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders, Affiliates or Representatives in connection with this Agreement or the transactions contemplated hereby and (ii) the Company agrees that, except in the case of fraud or any material and willful breach of this Agreement by the Parent or the Purchaser, upon any valid termination of this Agreement under circumstances where the Parent Termination Fee is payable by the Parent pursuant to this Section 8.2 and such fee is paid in full, the receipt by the Company of the Parent Termination Fee shall be deemed to be liquidated damages and the sole and exclusive remedy of the Company in connection with this Agreement or the transactions contemplated hereby and the Company shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against Parent or any of Parent’s Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders, Affiliates or Representatives in connection with this Agreement or the transactions contemplated hereby. Each Party acknowledges and agrees that in no event shall the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion. For the avoidance of doubt, nothing in this Section 8.2 shall limit any remedies of the Parent or the Purchaser prior to any such valid termination of this Agreement under circumstances where the Company Termination Fee or the Parent Termination Fee is payable pursuant to this Section 8.2, including specific performance pursuant to Section 8.6. In no event will any Party be entitled to receive both (x) a grant of specific performance which results in the consummation of the Effective Time as contemplated in this Agreement and (y) payment of the Company Termination Fee or the Parent Termination Fee, as applicable.

Section 8.3 Expenses

(1)

Except as otherwise specifically provided for in this Agreement, all out-of-pocket Third Party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, the Company Proxy or the Company Meeting, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

Section 8.4 Notices

Any notice, or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or email and addressed:

(a)	to the Company at:

Masonite International Corporation

1242 East 5th Avenue

Tampa, FL 33605

Attention:   Legal Department

Email:     [Redacted]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Benjamin M. Roth, Elina Tetelbaum

Email: BMRoth@WLRK.com; ETetelbaum@wlrk.com

(b)	to the Purchaser at:

MT Acquisition Co ULC

c/o Owens Corning

One Owens Corning Parkway

Toledo, OH 43659

Attention: Gina A. Beredo, Executive Vice President, General Counsel and Corporate Secretary

Email: [Redacted]

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James Dougherty, Cheryl Chan

Email: james.dougherty@davispolk.com; cheryl.chan@davispolk.com

(c)	to the Parent at:

Owens Corning

One Owens Corning Parkway

Toledo, OH 43659

Attention: Gina A. Beredo, Executive Vice President, General Counsel and Corporate Secretary

Email: [Redacted]

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James Dougherty, Cheryl Chan

Email: james.dougherty@davispolk.com; cheryl.chan@davispolk.com

Any notice or other communication is deemed to be given and received (i) if sent by personal delivery or same day courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day, (ii) if sent by overnight courier, on the next Business Day or (iii) if sent by email, on the date such email was sent if it is a Business Day and such email was sent prior to 5:00 p.m. (New York City time) and otherwise on the next Business Day (provided in the case of email that no “bounceback” or notice of non-delivery is received by the sender within thirty (30) minutes of the time of sending). A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 8.5 Time of the Essence

Time is of the essence in this Agreement.

Section 8.6 Injunctive Relief

Each Party agrees that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed by such Party in accordance with their specific terms or were otherwise breached by such Party. It is accordingly agreed that each Party shall be entitled to injunctive and other equitable relief to prevent breaches of this Agreement by any other Party, and to enforce compliance with the terms of this Agreement by any other Party without any requirement of the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which such Party may be entitled at law or in equity. The Parties hereby waive any defense, and agree not to assert (or interpose as a defense or in opposition), that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at law.

Section 8.7 Company Disclosure Letter and SEC Document References.

The Parties agree that any reference in a particular section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are contained in the corresponding section of this Agreement and (b) any other representations and warranties (or covenants, as applicable) of the Company that are contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties (or covenants, as applicable) is reasonably apparent on its face. The mere inclusion of an item in the Company Disclosure Letter will not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Company Material Adverse Effect, and the disclosure therein of any allegations with respect to any alleged breach, violation or default under any contractual or other obligation, or any law, is not an admission that such breach, violation or default has occurred. Headings and subheadings have been inserted in certain sections of the Company Disclosure Letter for convenience of reference only and will not be considered a part of or affect the construction or interpretation of such sections. The information provided in the Company Disclosure Letter is being provided solely for the purpose of making disclosures under this Agreement. In disclosing such information, the disclosing party does not waive, and expressly reserves any rights under, any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

Section 8.8 Third Party Beneficiaries

Except as provided in Section 4.8, and which, without limiting their terms, are intended as stipulations for the benefit of the Third Parties mentioned in such provisions (such Third Parties referred to in this Section 8.8 as the

“Indemnified Persons”) and except for the rights of the Company Shareholders to receive the aggregate consideration following the Effective Time in accordance with, and subject to, the terms and conditions of this Agreement (including Section 8.2(5)) and the right of the Company, on behalf of the holders of Common Shares, holders of RSUs, holders of PRSUs and holders of SARs (each of which are third party beneficiaries of this Agreement to the extent required for this provision to be enforceable), to pursue specific performance as set forth in Section 8.6 or, if specific performance is not sought or granted as a remedy, damages (which damages the parties acknowledge and agree will not be limited to reimbursement of expenses or out of pocket costs and may include the benefit of the bargain lost by such holders (including the premium reflected in the aggregate consideration payable by the Purchaser pursuant to the Arrangement, which was specifically negotiated by the Board of Directors on behalf of such holders and taking into consideration all other relevant matters)) in the event of a breach by Parent of this Agreement, it being agreed that in no event shall any such holder be entitled to enforce any of its rights, or any of Parent’s or Purchaser’s obligations, under this Agreement in the event of any such breach, but rather the Company shall have the sole and exclusive right to do so, as agent for such holders, the Parties intend that this Agreement will not benefit or create any right or cause of action in favor of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any Proceeding or other forum.

Section 8.9 Waiver

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

Section 8.10 Entire Agreement

This Agreement, together with the Confidentiality Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties.

Section 8.11 Successors and Assigns

(1)

This Agreement becomes effective only when executed by each of the Parties. After that time, it will be binding upon and enure to the benefit of each of the Parties and their respective successors and permitted assigns.

(2)

Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party; provided that each of the Parent and the Purchaser may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) another wholly owned direct or indirect Subsidiary of the Parent (provided, that assignment would not impede or delay in any respect the consummation of the transactions contemplated hereby) or (ii) after the Effective Time, to any Person (provided that, in each case, no such assignment shall relieve the Parent or the Purchaser of its obligations under this Agreement or enlarge, alter or change any obligation of any Party or due to the Parent or the Purchaser). Any purported assignment, delegation or other transfer without such consent or otherwise consistent with the foregoing sentence shall be void.

Section 8.12 Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.13 Governing Law

(1)	This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)

Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.14 Rules of Construction

The Parties to this Agreement waive the application of any Applicable Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the Party drafting such agreement or other document.

Section 8.15 No Liability

No director or officer of the Parent or the Purchaser shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Parent or the Purchaser. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Parent or the Purchaser under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.

Section 8.16 Language

The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

Section 8.17 Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by electronic copy) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties agree that electronic signatures will have the same legal effect as original signatures and that the Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

Section 8.18 Financing Parties

Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of itself and its Subsidiaries and its controlled Affiliates and their respective Representatives (collectively, the “Company Parties”) hereby: (a) agrees that any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, directly involving the Financing Parties, arising out of or relating to this Agreement, any Financing or any of the agreements (including any applicable commitment letter) entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or New York State courts located in the County of New York, New

York, so long as such forum is and remains available, and any appellate court thereof and each Party irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such court; (b) agrees that any such Proceeding shall be governed by the laws of the State of New York, except as expressly otherwise provided in any applicable commitment letter or other applicable definitive document relating to the Financing; (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or New York State court in the County of New York, New York; (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court; (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by Applicable Law trial by jury in any Proceeding brought against the Financing Parties in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder; (f) agrees that none of the Financing Parties will have any liability to any of the Company Parties relating to or arising out of this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise; and (g) agrees that (and each other Party agrees that) the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 8.18, and such provisions and the definition of “Financing Parties” and “Financing” shall not be amended in any way adverse to the Financing Parties without the prior written consent of the Financing Parties. Notwithstanding the foregoing, nothing in this Section 8.18 shall in any way limit or modify (i) the rights and obligations of Parent under this Agreement, (ii) any Financing Party’s obligations under any commitment letter relating thereto, to the other parties party thereto on the terms and conditions set forth therein, or (iii) following the Effective Time, solely to the extent the Company and/or any of its Subsidiaries are parties to the Financing at such time, the rights of the Company and/or its Subsidiaries that are party to the Financing.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.

OWENS CORNING

By:	/s/ Todd Fister
Name:	Todd Fister
Title:	Executive Vice President and Chief Financial Officer

MT ACQUISITION CO ULC

By:	/s/ Matthew Fortunak
Name:	Matthew Fortunak
Title:	Director

MASONITE INTERNATIONAL CORPORATION

By:	/s/ Howard C. Heckes
Name:	Howard C. Heckes
Title:	President and Chief Executive Officer

Signature Page to Arrangement Agreement

Schedule A

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

“2012 Plan” means the Company Amended and Restated 2012 Equity Incentive Plan, as most recently amended and/or restated.

“2021 Plan” means the Company 2021 Omnibus Incentive Plan, as most recently amended and/or restated.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that, for purposes of this Agreement, the Parent and the Purchaser shall be deemed not to be Affiliates of the Company and vice versa.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state, provincial or local law, constitution, treaty, act, statute, code, rule, regulation, order, injunction, judgment, decree, writ, award, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority in any relevant jurisdiction that is binding upon or applicable to such Person, including any Competition Law or Foreign Investment Law.

“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“Arrangement Agreement” means the arrangement agreement dated as of February 8, 2024 among the Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Company Meeting.

“BCBCA” means the Business Corporations Act (British Columbia).

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia, Toronto, Ontario or New York, New York.

“Cash-Out PRSU” means each PRSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such PRSU.

“Cash-Out RSU” means each RSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such RSU.

“Common Shares” means the common shares in the capital of the Company.

“Company” means Masonite International Corporation, a corporation incorporated under the laws of British Columbia.

“Company Disclosure Letter” means the disclosure letter dated the date of the Arrangement Agreement and delivered by the Company to the Parent and the Purchaser with the Arrangement Agreement.

“Company Employee” means an employee of the Company or its Subsidiaries.

“Company Equity Awards” means the RSUs, PRSUs and SARs.

“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

“Company Shareholders” means the registered or beneficial holders of the Common Shares, as the context requires.

“Competition Laws” means the HSR Act, Competition Act (Canada) and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

“Consideration” means $133.00 in cash per Common Share, without interest.

“Court” means the Supreme Court of British Columbia.

“Depositary” means American Stock Transfer & Trust Company, in its capacity as depositary for the Arrangement, or such other Person as the Company and the Parent mutually agree to engage as depositary for the Arrangement.

“Dissent Rights” has the meaning specified in Section 3.1.

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Right and who is ultimately determined to be entitled to be paid the fair value of its Common Shares.

“DRS Advice” means a direct registration statement advice.

“Effective Date” means the date on which the Arrangement becomes effective, which shall be the date on which the Effective Time occurs.

“Effective Time” means the time of the consummation of the Arrangement in accordance with the terms of the Arrangement Agreement.

“Employee Share Purchase Plan” means the Company 2014 Employee Stock Purchase Plan, as most recently amended and/or restated.

“Equity Award Exchange Ratio” means a fraction, the numerator of which is the Consideration and the denominator of which is the Parent Trading Price.

“Equity Plans” means the Employee Share Purchase Plan, 2012 Plan and 2021 Plan.

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Parent, each acting reasonably) at any time prior to the Effective Date.

“Foreign Investment Laws” means the Investment Canada Act and any other Applicable Law intended to prohibit, restrict, or regulate acquisitions or investments in Persons organized, domiciled, or operating in a jurisdiction by foreign Persons.

“Governmental Authority” means any transnational, domestic or foreign federal, state, provincial or local governmental, regulatory or administrative authority, department, court, agency or official, or the NYSE or any self-regulatory organization.

“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Parent, each acting reasonably.

“Letter of Transmittal” means the letter of transmittal, in customary form and containing such provisions as the Company and Parent may reasonably specify, to be sent to the Company Shareholders in connection with the Arrangement.

“Lien” means, with respect to any property or asset, any mortgage, lien (statutory or otherwise), pledge, charge, hypothecation, security interest, encumbrance or other similar adverse claim of any kind in respect of such property or asset.

“NYSE” means the New York Stock Exchange.

“Parent” means Owens Corning, a corporation formed under the laws of the State of Delaware.

“Parent Common Stock” means common stock of the Parent, par value of $0.01 per share.

“Parent RSU” means a time-vesting restricted stock unit award of the Parent.

“Parent Trading Price” means the volume weighted average closing sale price of one share of Parent Common Stock as reported on the New York Stock Exchange for the 10 consecutive trading days ending on the date that is two trading days prior to the Effective Date (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events) as reported by Bloomberg L.P.

“Parties” means the Company, the Parent and the Purchaser and “Party” means any one of them.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“PRSU” means a performance-based restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests in whole or in part based on the achievement of performance goals, pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “PRSUs” shall not include any RSUs.

“PRSU Consideration” means, with respect to any Cash-Out PRSU, an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (B) the Consideration.

“Purchaser” means MT Acquisition Co ULC, an unlimited liability company incorporated under the laws of British Columbia, or, in accordance with Section 8.11 of the Arrangement Agreement, any of its successors or permitted assigns.

“Record Date” means the record date for the purpose of determining Company Shareholders entitled to receive notice of and to vote at the Company Meeting.

“Registrar” means the Person appointed as the Registrar of Companies under section 400 of the BCBCA.

“Rollover PRSU” means each PRSU (other than a Cash-Out PRSU) that is outstanding immediately prior to the Effective Time

“Rollover RSU” means each RSU (other than a Cash-Out RSU) that is outstanding immediately prior to the Effective Time.

“RSU” means a restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests solely upon the continued service of the holder over a specified period of time (including any such unit subject to any previously satisfied performance goals), pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “RSUs” shall not include any PRSUs.

“RSU Consideration” means, with respect to any Cash-Out RSU, an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out RSU immediately prior to the Effective Time, multiplied by (B) the Consideration.

“SAR” means a share appreciation right issued by the Company pursuant to, or otherwise governed by any of the Equity Plans, representing a right to receive Common Shares or an equivalent cash payment upon exercise.

“SAR Consideration” means, in respect of any SAR, an amount in cash equal to the product of (i) the excess, if any, of the Consideration over the exercise price per Common Share subject to such SAR, multiplied by (ii) the number of Common Shares covered by such SAR immediately prior to the Effective Time.

“Subsidiary” means, with respect to any Person, (i) any entity of which such Person, directly or indirectly, owns (A) securities or other ownership interests having ordinary voting power to elect a majority of the board or other governing body of directors or other Person or body performing similar functions or (B) more than 50% of the outstanding equity or financial interests or (ii) any entity in which such Person is or any of its Subsidiaries is a general partner or managing member of such other Person.

“Tax Act” means the Income Tax Act (Canada).

“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including schedules or documents with respect thereto, estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes (and any amendments thereof or appendices or attachments thereto).

“Taxes” means any taxes or other assessments, duties, imposts, fees or charges in the nature of a tax (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

1.2	Certain Rules of Interpretation.

In this Plan of Arrangement, unless otherwise specified:

The words “hereof,” “herein” and “hereunder” and words of like import used in this Plan of Arrangement will refer to this Plan of Arrangement as a whole and not to any particular provision of this Plan of Arrangement. The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof. References to “Articles” and “Sections” are to Articles and Sections of this Plan of Arrangement unless otherwise specified. Any singular term in this Plan of Arrangement will be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Plan of Arrangement, they will be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The word “or” will not be deemed to be exclusive. The word “extent” and the phrase “to the extent” when used in this Plan of Arrangement will mean the degree to which a subject or other thing extends, and such word or phrase will not simply “if.” References to any statute, law or other Applicable Law will be deemed to refer to such statute, law or other Applicable Law as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Except as otherwise expressly set forth herein, all amounts required to be paid hereunder will be paid in United States currency in the manner and at the times set forth herein. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. References to “law,” “laws” or to a particular statute or law will be deemed to also include any Applicable Law. References to time are to local time in New York, New York.

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.

2.2	Binding Effect

This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.3 on: (i) the Company, (ii) the Purchaser, (iii) the Parent, (iv) all registered and beneficial Company Shareholders (including Dissenting Shareholders), (v) the holders of Company Equity Awards and participants in the Employee Share Purchase Plan; and (vi) the Depositary, in each case without any further act or formality required on the part of the Court, the Registrar or any other Person.

2.3	Arrangement

At the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially in the order set out below without any further authorization, act or formality, in each case, effective as at one minute intervals starting at the Effective Time, except as indicated otherwise:

(a)

each Cash-Out RSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or the holder of such Cash-Out RSU, be cancelled and the holder of such Cash-Out RSU shall be paid the RSU Consideration;

(b)

each Cash-Out PRSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or any holder of such Cash-Out PRSU, be cancelled and the holder of such Cash-Out PRSU shall be paid the PRSU Consideration. For the avoidance of doubt, any portion of a PRSU that is forfeited at or prior to the Effective Time due to the failure to achieve applicable performance goals shall not be considered outstanding as of the Effective Time and shall not be treated as a Rollover PRSU or entitled to any PRSU Consideration;

(c)

each SAR that is outstanding immediately prior to the Effective Time shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or any holder of such SAR, shall be cancelled and the holder of such SAR shall be paid the SAR Consideration, provided that in the case of a SAR that has an exercise price per Common Share that equals or exceeds the Consideration, such SAR shall be canceled upon the Effective Time for no consideration;

(d)

the Employee Share Purchase Plan will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement);

(e)

all RSU Consideration, PRSU Consideration and SAR Consideration shall be paid, without interest and subject to withholding of all Taxes required by Applicable Law in accordance with Section 4.3, on behalf of the Company and each applicable Affiliate by the Depositary as promptly as practicable following, but in no event later than ten (10) Business Days after, the Effective Time (or such later time as may be required to comply with the provisions of Section 409A of the U.S. Tax Code);

(f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been assigned and transferred (free and clear of all Liens), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share(s) and to have any rights as a Company Shareholder other than the right to be paid the amount determined under Article 3;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of such Common Share(s) from the applicable register of Company Shareholders maintained by or on behalf of the Company;

(iii)

such Dissenting Shareholder will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Common Shares transferred pursuant to Section 2.3(f); and

(iv)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company;

(g)

each Common Share that is issued and outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been duly and validly exercised under Section 2.3(f), the Company or any of its Subsidiaries, the Purchaser, the Parent or any Subsidiary of the Parent) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

(i)

each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Company Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(g) and in accordance with this Plan of Arrangement; and

(ii)	the name of each such registered holder shall be removed from the register of the Company Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company; and

(h)

each Rollover RSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and the Arrangement Agreement and without any required action on the part of the Company or the holder of such Rollover RSU, be exchanged for a Parent RSU in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover RSU immediately prior to the Effective Time, multiplied by (ii) the Equity Award Exchange Ratio. Except as expressly provided in this Section 2.3(h), the Arrangement Agreement or the Company Disclosure Letter, each Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover RSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover RSUs pursuant to their terms as in effect on the date of this Plan of Arrangement;

(i)

each Rollover PRSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and the Arrangement Agreement and without any required action on the part of the Company or any holder of such Rollover PRSU, be exchanged for a Parent RSU in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (ii) the Equity Award Exchange Ratio. After the Effective Time, each such Parent RSU shall only be subject to time-vesting through the remainder of the originally scheduled performance period (or any later scheduled vesting date). Except as expressly provided in this Section 2.3(i), the Arrangement Agreement or the Company Disclosure Letter, each such Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover PRSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover PRSUs pursuant to their terms as in effect on the date of this Plan of Arrangement;

(j)

the transfers, exchanges, cancellations and payments provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

3.1	Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to any Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order and this Section 3.1, provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. on the date that is two Business Days immediately preceding the date of the Company Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 245 of the BCBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Liens (other than the right to be paid fair value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(f) and if they:

(a)

ultimately are entitled to be paid fair value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(f)); (ii) will be entitled to be paid the fair value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)

ultimately are not entitled, for any reason, to be paid fair value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Company Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated by Section 2.3(g) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2	Recognition of Dissenting Shareholders

(a)

In no circumstances shall the Purchaser, the Parent or the Company or any other Person be required to recognize a Person exercising Dissent Rights in respect of any Common Shares unless such Person is the registered holder of those Common Shares as of the Record Date in respect of which such rights are sought to be exercised.

(b)

For greater certainty, in no case shall the Purchaser, the Parent or the Company or any other Person be required to recognize Dissenting Shareholders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares at the same time as the event described in Section 2.3(f) occurs.

(c)

In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Equity Awards; (ii) participants in the Employee Share Purchase Plan; and (iii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution (but only in respect of such Common Shares).

ARTICLE 4

CERTIFICATES AND PAYMENTS

4.1	Payment and Delivery of Consideration

(a)

The Parent shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, reserve and authorize for issuance such number of shares of Parent Common Stock as shall be necessary to issue to holders of Parent RSUs issued in conversion of Rollover RSUs and Rollover PRSUs.

(b)

The Purchaser and, subject to the provisions of Section 2.9(2) of the Arrangement Agreement, the Company shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, provide or cause to be provided to, the Depositary with sufficient funds to satisfy the aggregate Consideration, RSU Consideration, PRSU Consideration and SAR Consideration payable to the Company Shareholders and holders of Cash-Out RSUs, Cash-Out PRSUs and SARs pursuant to the Plan of Arrangement (other than with respect to Common Shares held by the Company or any of its Subsidiaries or already owned by the Parent or any of its Subsidiaries and Company Shareholders exercising Dissent Rights), net of any applicable withholdings pursuant to Section 4.3, which funds shall be held by the Depositary in escrow as agent and nominee for such Company Shareholders and holders of Cash-Out RSUs, Cash-Out PRSUs and SARs.

(c)

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Section 2.3(g), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Company Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Company Shareholder the Consideration which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith thereafter be cancelled.

(d)

Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Company Shareholder of any kind or nature against or in the Company, the Purchaser or the Parent. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(e)

Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Date, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(f)

No former holder of Common Shares or Company Equity Awards, and no participants in the Employee Share Purchase Plan, shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, any declared but unpaid dividends with a record date prior to the Effective Date. No dividend or other distribution declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Time, represented outstanding Common Shares that were transferred pursuant to Section 2.3.

4.2	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the Consideration that such Company Shareholder has the right to receive in accordance with Section 2.3 and such Company Shareholder’s Letter of Transmittal. When authorizing such payment for any lost, stolen or destroyed certificate, the Person to whom such Consideration is to be delivered shall, as a condition precedent to the payment of such Consideration, give a bond satisfactory to the Parent and the Depositary (each acting reasonably) in such sum as the Parent may direct (acting reasonably), or otherwise indemnify the Company, the Purchaser, the Parent and the Depositary in a manner satisfactory to the Parent and the Depositary (acting reasonably) against any claim that may be made against the Company, the Purchaser, the Parent or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3	Withholding Rights

Each of the Purchaser, the Parent, the Company, any Subsidiaries of the foregoing, or the Depositary shall be entitled to deduct and withhold from the amounts otherwise payable under this Plan of Arrangement to any Person, such amounts as are required to be deducted and withheld with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any Applicable Law and shall remit such deducted and withheld amount to the appropriate Governmental Authority. To the extent that amounts are so properly deducted and withheld and remitted to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person, in respect of which such deduction and withholding and remittance was made.

4.4	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

4.5	Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Parent, the Company, any of the Subsidiaries of the foregoing, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 5

AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

The Company and the Parent may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Parent and the Company (subject to the Arrangement Agreement), (iii) be filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) be communicated to Company Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Parent at any time prior to the Company Meeting (provided that the Parent or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Parent (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by the Parent, provided that it concerns a matter which, in the reasonable opinion of the Parent, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the economic interest of any former Company Shareholder.

(e)	The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

PARAMOUNTCY

From and after the Effective Time (i) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Company Equity Awards and the Employee Share Purchase Plan, (ii) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders) and Company Equity Awards, participants under the Employee Share Purchase Plan, the Company, the Purchaser,

the Parent, the Depositary and any trustee or registrar and transfer agent for the Common Shares and any of the Company Equity Awards, shall be solely as provided for in this Plan of Arrangement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Company Equity Awards and the Employee Share Purchase Plan shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

Schedule B

ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

(1)

The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the ”BCBCA”) of Masonite International Corporation, a corporation incorporated under the laws of British Columbia (the ”Corporation”), pursuant to the arrangement agreement (as it may from time to time be amended, modified or supplemented, the ”Arrangement Agreement”) between the Corporation, Owens Corning, a corporation formed under the laws of the State of Delaware, and MT Acquisition Co ULC, a British Columbia unlimited liability company, dated February 8, 2024, all as more particularly described and set forth in the proxy statement of the Corporation dated   , 2024 (the ”Company Proxy”) and as it may from time to time be amended, modified or supplemented in accordance with the Arrangement Agreement, is hereby authorized, approved and adopted.

(2)

The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Appendix    to the Company Proxy, is hereby authorized, approved and adopted.

(3)

The (i) Arrangement Agreement and all transactions contemplated therein, (ii) actions of the directors of the Corporation in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Corporation of its obligations thereunder, are hereby ratified and approved.

(4)

The Corporation is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(5)

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the securityholders of the Corporation or that the Arrangement has been approved by Court, the directors of the Corporation are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Corporation, (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(6)

Any director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(7)

Any director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

Schedule C

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(1)	Corporate Existence and Power.

(a)

The Company (i) is a corporation, duly incorporated, validly existing and in good standing under the laws of British Columbia, Canada and (ii) has all corporate powers required to carry on its business as now conducted and to own, lease or operate its properties and assets, except in the case of this clause (ii) where the failure to have such power or authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)

The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the properties or assets owned, operated or leased by it or the conduct of its business in such jurisdiction, as currently conducted, requires such qualification, except for those jurisdictions where failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to the Parent true, complete and correct copies of the Constating Documents of the Company in effect as of the date hereof. The Company is not in violation of any of the provisions of its Constating Documents.

(2)	Corporate Authorization.

(a)

The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Company of this Agreement and the completion by the Company of the transactions contemplated hereby are within the Company’s corporate powers and, except for the Required Approval, the Interim Order and the Final Order, no other proceeding, authorization or corporate action not previously taken on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation of the Arrangement and the other transactions contemplated hereby. The Required Approval is the only vote of the holders of any of the Company’s capital stock required by Applicable Law or under the Constating Documents of the Company or any of its Subsidiaries necessary to complete the transactions contemplated hereby (including the transactions contemplated by this Agreement). The Company has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Parent and the Purchaser, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Applicable Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether at law or in equity (collectively, the “Enforceability Exceptions”)).

(b)

At a meeting duly called and held, the Board of Directors has unanimously (i) determined that the Arrangement is in the best interest of the Company and that the Consideration to be received by the Company Shareholders pursuant to this Agreement is fair, from a financial point of view, to the Company Shareholders, (ii) approved the transactions contemplated by this Agreement and unanimously determined to recommend approval of the Arrangement to the Company Shareholders and (iii) resolved to recommend that the Company Shareholders vote in favor of the Arrangement Resolution in accordance with Applicable Law (such recommendation, the “Company Recommendation”).

(3)	Governmental Authorization.

The execution, delivery and performance by the Company of this Agreement and the completion by the Company of the transactions contemplated hereby require no action by or in respect of, or filing by the Company with, any Governmental Authority, other than (a) compliance with any applicable Competition Law or Foreign

Investment Law, (b) the filing with the SEC of such reports and other filings under, and compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable Securities Laws (including filing, or causing to be filed, the Company Proxy and the clearance thereof by the SEC), (c) the Interim Order and the Final Order, (d) the Specified Regulatory Approvals and (e) any other actions or filings (i) required solely by reason of the participation of the Purchaser or the Parent (as opposed to any Third Party) in the transactions contemplated hereby or (ii) the absence of which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(4)	Non-Contravention.

The execution, delivery and performance by the Company of this Agreement and, assuming compliance with the matters referred to in Paragraph 3 of this Schedule C and, in the case of the completion of the transactions contemplated hereby, receipt of the Required Approval, the completion of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Company, (b) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) require any consent or other action by any Person under, violate, conflict with, result in breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or cause or permit the termination, acceleration of performance or cancellation of any Contract binding upon the Company or any of its Subsidiaries or (d) result in the creation or imposition of any Lien on any properties, rights or asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(5)	Capitalization.

(a)

The authorized capital stock of the Company consists of unlimited number of common shares, no par value. As of February 6, 2024 (such date, the “Company Capitalization Date”), there were outstanding (i) 21,848,049 Common Shares, (ii) 345,521 Common Shares issuable pursuant to outstanding RSUs, (iii) 480,714 Common Shares issuable pursuant to outstanding PRSUs, assuming performance at the maximum level, (iv) outstanding SARs in respect of 196,735 issuable Common Shares and (v) 10,381 Common Shares issuable pursuant to outstanding purchase rights under the Employee Share Purchase Plan (assuming a Purchase Price based on the fair market value of a Common Share on the first day of the Offering Period under such plan). All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the Equity Plans will be, when issued, duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights. From the close of business on the Company Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities, other than pursuant to the vesting and settlement of RSUs and exercise of SARs, in each case, that were granted prior to the Company Capitalization Date All of the issued and outstanding Common Shares have been duly authorized and validly issued as fully paid and non-assessable, all Common Shares issuable upon the settlement or exercise, as applicable, of RSUs, PRSUs, SARs or purchase rights under the Employee Share Purchase Plan have been duly authorized and, upon issuance, shall be validly issued as fully paid and non-assessable, and no Common Shares have been issued, and no RSUs, PRSUs, SARs or purchase rights under the Employee Share Purchase Plan have been granted in violation of any Applicable Law, Order or any pre-emptive or similar rights applicable to them.

(b)

As of the date of this Agreement, there are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Common Shares may vote.

(c)

Except as set forth in clause (a) of this Paragraph 5, as of the date hereof there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities (including any voting debt) of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities (including any voting debt) of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or other voting securities (including any voting debt) or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities (including any voting debt) or ownership interests in the Company or (iv) share options, restricted shares, restricted share units, share appreciation rights, “phantom” equity, profits interests, contingent value rights, performance units or similar securities or rights issued by the Company that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities (including any voting debt) or ownership interests of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”).

(d)

There are no outstanding obligations of the Company or any of its Subsidiaries to issue, transfer, exchange, register, repurchase, redeem or otherwise acquire or sell any of the Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of the Company. There are no (i) voting trusts, proxies or similar agreements, arrangements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries or (ii) obligations or binding commitments of any character to which the Company or any of its Subsidiaries is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries, (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities, (C) relating to the voting, or requiring registration, of any Company Securities or (D) requiring the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities. None of (i) the shares of capital stock of the Company or (ii) Company Securities are owned by any Subsidiary of the Company.

(6)	Subsidiaries.

(a)

Each Subsidiary of the Company has been duly formed, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization and has all organizational powers and authority required to carry on its business as now conducted and to own, lease or operate its respective properties, rights and assets, except for any failure to be so formed, existing and in good standing or any failure to have such power or authority as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and (where applicable) is in good standing in each jurisdiction where the properties, or assets owned, operated or leased by it or the conduct of its business in such jurisdiction, as currently conducted, requires such qualification, except for those jurisdictions where failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company and their respective jurisdictions of organizations as of the date hereof are identified in the Company’s annual report on Form 10-K for the fiscal year ended January 1, 2023. The Company has made available to the Parent true, complete and correct copies of the certificate of incorporation and bylaws or other organization documents of each non-wholly owned Subsidiary of the Company in effect as of the date hereof. None of the Subsidiaries of the Company is in violation of its Constating Documents.

(b)

All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Liens (other than any Permitted Liens). As of the date hereof, there are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of, or ownership interests in, any

Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable or exercisable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) share options, restricted shares, share appreciation rights, phantom equity, profits interests, performance units or similar securities or rights issued by the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to issue, transfer, exchange, register, repurchase, redeem or otherwise acquire or sell any of the Company Subsidiary Securities. Except for the capital stock or other voting securities of or equity or ownership interests in its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities or ownership interests of any Person. Section 6(b) of the Company Disclosure Letter sets forth a true, correct and complete list of the name, jurisdiction of organization and schedule of equityholders of each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor its Subsidiaries has any binding (whether written or oral) Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than any wholly-owned Subsidiary of the Company).

(7)	SEC Filings; Internal Control.

(a)

Since January 1, 2022, the Company has filed with or furnished to the SEC on a timely basis all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company pursuant to Applicable Laws (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).

(b)

As of its filing or furnishing date, each Company SEC Document complied, and each Company SEC Document filed or furnished subsequent to the date hereof will when so filed or furnished comply, as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

(c)

As of its filing or furnishing date, each Company SEC Document did not, and each Company SEC Document filed or furnished subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(d)

The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Since January 1, 2022, the Company has, in material compliance with Rule 13a-15 under the 1934 Act, (i) designed, established and maintained disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is timely recorded and made known to the management, including the chief executive officer and chief financial officer, of the Company by others within those entities and (ii) designed, established and maintained internal controls over financial reporting (“Internal Controls”), as defined in Section 13a-15 under the 1934 Act, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since January 1, 2022, neither the Company nor, to the Knowledge of the Company, the Company’s independent auditors has identified or been made aware of significant deficiencies or material weaknesses in the design or operation of the Company’s Internal Controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in Internal Controls. Since

January 1, 2022, neither the Company nor, to the Knowledge of the Company, the Company’s independent auditors have identified or been made aware of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls, including management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2022, there has been no material complaint, allegation, assertion or claim, regarding deficiencies in the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective Internal Controls. Since January 1, 2022, no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a violation of Securities Laws, breach of fiduciary duty or similar material violation by the Company or any of its officers, directors, employees or agents to the Company’s chief legal officer, audit committee (or other committee designated for the purpose) of the Board of Directors or the Board of Directors pursuant to the rules adopted pursuant to Section 307 of the Sarbanes-Oxley Act or any Company policy contemplating such reporting, including in instances not required by those rules.

(e)	As of the date hereof, none of the Company SEC Documents is the subject of any unresolved or outstanding SEC comment or, to the Knowledge of the Company, the subject of ongoing SEC review.

(f)	The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

(g)

Except as permitted under the 1934 Act and disclosed in the Company SEC Documents, neither the Company nor any of its Affiliates has made, arranged or modified any extensions of credit in the form of a personal loan to any executive officer of the Company or member of the Board of Directors.

(h)	No Subsidiary of the Company is required to file, or files, any reports, schedules, forms, statements, prospectuses, registration statements or other documents with the SEC.

(8)	Financial Statements.

The audited consolidated financial statements (including any related notes and schedules) and unaudited consolidated interim financial statements (including any related notes and schedules) of the Company included or incorporated by reference in the Company SEC Documents (a) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q) and (b) fairly present in all material respects, in conformity with GAAP applied on consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to, in the case of any unaudited consolidated interim financial statements, normal year-end audit adjustments and the absence of footnotes). There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements (and neither the Company nor any Subsidiary of the Company has any commitment to become a party to any off-balance sheet arrangement) of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(9)	Disclosure Documents.

The Company Proxy will, with respect to information regarding the Company, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. None of the information supplied or to be supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Company Proxy will, at the date it (and any amendments or supplements thereto) is first mailed to the shareholders of the Company and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by the Purchaser or the Parent or any of their respective Representatives in writing specifically for use or incorporation by reference therein.

(10)	Absence of Certain Changes.

Since January 1, 2023 (the “Balance Sheet Date”) through the date of this Agreement, (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business in all material respects and (b) there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the Balance Sheet Date through the date of this Agreement, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without the Parent’s consent, would constitute a material breach of clauses (c), (d), (e), (f), (g), (j), (l), (m), (n), (o) or (p) of Section 4.1(1).

(11)	No Undisclosed Material Liabilities.

There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities or obligations to the extent disclosed and provided for in the Company Balance Sheet (or notes thereto); (b) liabilities or obligations to the extent incurred in the ordinary course of business since the Balance Sheet Date; (c) liabilities or obligations incurred in connection with the transactions contemplated hereby; and (d) liabilities or obligations which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(12)	Compliance with Applicable Laws; Permits.

(a)

Except as has not been, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole, (i) the Company and each of its Subsidiaries are, and since January 1, 2022 have been, in compliance with all Applicable Laws and (ii) neither the Company nor any of its Subsidiaries nor any of their respective assets is, to the Knowledge of the Company, under investigation with respect to or has been threatened to be charged with or given notice of, nor has any Governmental Authority notified the Company or any of its Subsidiaries in writing of its intent to conduct an investigation of, any violation of any Applicable Law, except for such investigations or charges which has not been, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole.

(b)

Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, since January 1, 2022, (i) the Company and its Subsidiaries are in possession of, and in compliance with, all Permits necessary for those entities for the ownership and operation of their respective businesses as now being conducted, under and pursuant to Applicable Laws, (ii) all such Permits are in full force and effect and (iii) no suspension, cancellation, withdrawal or revocation thereof is pending or threatened.

(c)

The Company and its directors, officers and each of its Subsidiaries, and, to the Knowledge of the Company, the directors and officers of each such Subsidiary and the respective employees, consultants and agents of the Company and its Subsidiaries (in each case, to the extent acting for or on behalf of the Company or any of its Subsidiaries), are and for the past five years have been in compliance with Anti-Corruption Laws in all material respects and have not (i) used any corporate funds for unlawful contributions, gifts, entertainment or other expenses related to political activity; (ii) made any unlawful payments to any government officials; or (iii) otherwise made any unlawful bribe, rebate, payoff, influence payment, kickback or similar payment in violation of any applicable Anti-Corruption Law. The Company and each of its Subsidiaries have adopted, maintained, and adhered to compliance policies and procedures and a system of internal controls reasonably designed to ensure compliance with Anti-Corruption Laws.

(d)

None of the Company, its directors, officers or any of its Subsidiaries, or, to the Knowledge of the Company, the directors or officers of any such Subsidiary or the respective employees, consultants and agents of the Company or its Subsidiaries (in each case, to the extent acting for or on behalf of the Company or any of its Subsidiaries): is or has been for the past five years (i) a Sanctioned Person; (ii) transacted business with or for the benefit of any Sanctioned Person or otherwise violated Sanctions; or (iii) violated any Ex-Im Law.

(e)

Neither the Company nor any of its Subsidiaries has been for the past five years the subject of any allegation or enforcement proceeding, nor to the Knowledge of the Company, any inquiry or investigation, regarding any possible violation of applicable Anti-Corruption Laws, Ex-Im Laws or Sanctions.

(f)

As of the date hereof, neither the Company nor any of its Subsidiaries has applied for and obtained any benefit, loan, right or amount under the CARES Act or any other Applicable Law intended to address COVID-19 that would reasonably be expected to result in material restrictions on the business of the Company and its Subsidiaries.

(13)	Litigation.

There is, and since January 1, 2022 has been, no (a) Proceeding pending, or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries or any officer, director or employee of the Company or any of its Subsidiaries in such capacity before any Governmental Authority or (b) Order outstanding against the Company or any of its Subsidiaries, in each case, except as has not been, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole. As of the date hereof, there is no Proceeding pending, or, to the Knowledge of the Company, threatened, against the Company and there is no Order outstanding that in any manner seeks to prevent, enjoin or materially delay the Company’s ability to consummate the transactions contemplated by this Agreement or any of the other transactions contemplated hereby.

(14)	Properties.

(a)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all tangible property and assets reflected on the Company Balance Sheet or acquired after the Balance Sheet Date, except as have been disposed of since the Balance Sheet Date in the ordinary course of business.

(b)

Section 14(b) of the Company Disclosure Letter sets forth a true, correct and complete (in all material respects) list of all real property and interests in real property owned in fee simple by the Company or any of its Subsidiaries. Except as had not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company and its Subsidiaries have good, valid and marketable title, in fee or valid leasehold, easement or other rights, in each case, free and clear of all Liens other than Permitted Liens, to the land, buildings, structures and other improvements thereon and fixtures thereto necessary to permit the Company and its Subsidiaries to conduct their business as currently conducted.

(c)

Section 14(c) of the Company Disclosure Letter sets forth a true, correct and complete (in all material respects) list as of the date of this Agreement of all leases, licenses, subleases and occupancy agreements of real property that (i) are for manufacturing or distribution spaces or (ii) require annual rents of $3,000,000 or more and are not terminable by the Company upon 60 days’ notice or less, to which the Company or any of its Subsidiaries is a party (each, a “Material Lease”).

(d)

To the Company’s Knowledge, the Company’s owned and leased real properties, including all buildings, structures, improvements, fixtures and building systems thereon, are in good condition and repair having regard to their use and age in all material respects.

(15)	Intellectual Property.

(a)

Section (15)(a) of the Company Disclosure Letter sets forth a true and complete list of all Registered Intellectual Property (including, as applicable, the name of the registered owner (and, in the case of domain names), the jurisdiction of filing, the filing date, date of issuance, application number, and registration number). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have paid all registration, maintenance and renewal fees and have made all filings, in each case, as required to maintain their respective ownership of the Registered Intellectual Property.

(b)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) either the Company or one of its Subsidiaries exclusively owns all right, title and interest in and to the Owned Intellectual Property; (ii) the Company and its Subsidiaries have valid rights to use all other Intellectual Property used or otherwise necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted, in the case of clause (i), free and clear of any Liens (other than Permitted Liens); and (iii) the transactions contemplated hereby will not (A) impair any rights in such Owned Intellectual Property or (B) pursuant to any Contract to which the Company or its Subsidiaries are a party, result in the Purchaser or any of its Affiliates granting any right to any Intellectual Property owned by, or licensed to, any of them prior to the Effective Time.

(c)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the services provided, processes used or products manufactured, used, imported, offered for sale or sold by the Company or any of its Subsidiaries do not currently directly or indirectly infringe on, misappropriate or otherwise violate, and since January 1, 2021 (except, with respect to patents, since January 1, 2018), the services provided, processes used or products manufactured, used, imported, offered for sale or sold by the Company or any of its Subsidiaries have not directly or indirectly infringed on, misappropriated or otherwise violated, the Intellectual Property of any Person, and (ii) there is no claim or Proceeding pending or, to the Company’s Knowledge, threatened, against the Company or any of its Subsidiaries alleging any of the foregoing.

(d)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating, or since January 1, 2022 has infringed, misappropriated or otherwise violated the Owned Intellectual Property, and neither the Company nor any of its Subsidiaries have sent written notice or initiated any Proceeding alleging the same; and (ii) no Owned Intellectual Property or, to the Company’s Knowledge, Licensed Intellectual Property is subject to any outstanding Order restricting the use thereof by the Company or its Subsidiaries.

(e)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) none of the Registered Intellectual Property has been adjudged invalid or unenforceable in whole or in part; and (ii) there is no, and has not since January 1, 2022 been any, pending or, to the Company’s Knowledge, threatened Proceeding (A) challenging or contesting the ownership, validity, registrability, scope or enforceability of any Owned Intellectual Property or (B) brought by the Company or any of its Subsidiaries and challenging or contesting the ownership, validity, registrability, scope or enforceability of any Intellectual Property of any other Person.

(f)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have taken and currently take reasonable steps in accordance with generally accepted industry practice to protect, defend and enforce all Owned Intellectual Property and to maintain the confidentiality of all trade secrets held by the Company and (ii) none of such trade secrets have been disclosed other than under written confidentiality agreements.

(g)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have either obtained ownership of or sufficient rights to use any and all Intellectual Property developed for the Company and its Subsidiaries by current and former employees and independent contractors, whether by operation of law or pursuant to an agreement.

(16)	Business Systems and Data Protection.

(a)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Business Systems are sufficient for the conduct of the business of the Company and its Subsidiaries as currently conducted and (ii) the Company and its Subsidiaries have used and currently use commercially reasonable efforts consistent with generally accepted industry practice to protect the confidentiality, integrity and security of the Business Systems from any unauthorized use, access, interruption, or modification.

(b)

The Company and its Subsidiaries are in material compliance with, and since January 1, 2022 have materially complied with, all applicable Data Security Requirements and neither the Company nor any of its Subsidiaries has received any notice from any Governmental Authority alleging any violation thereof. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Company’s Knowledge, since January 1, 2022, (i) the Company and its Subsidiaries have not experienced any incident in which confidential, proprietary or sensitive information, payment card data, Personal Information, or other protected information relating to individuals was or may have been stolen, misused, misappropriated or improperly accessed, including any breach of security, and (ii) there have been no disruptions, failures of, or unauthorized access to or unauthorized use of the Business Systems and the Company and its Subsidiaries have not sent or received any written notices or written complaints from any Person with respect to either of the foregoing clauses (i) and (ii).

(17)	Taxes.

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) Tax Returns required by law to be filed with any Governmental Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due in accordance with Applicable Law (taking into account any applicable extensions), and all such Tax Returns are, or shall be at the time of filing, true and complete, (ii) the Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has collected, withheld and remitted to the appropriate Governmental Authority all Taxes due and payable on a timely basis, (iii) there is no audit, Proceeding or investigation now pending or, to the Company’s Knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any Tax, (iv) there are no currently effective elections, agreements or waivers, in each case, extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes, or of the filing of any Tax Return (other than automatic extensions) or any payment of Taxes by the Company or any of its Subsidiaries, (v) no Tax deficiency has been asserted against the Company or any of its Subsidiaries that has not been resolved or paid in full, (vi) in the past three years, no claim has been made by any Governmental Authority in a jurisdiction where the Company or a Subsidiary of the Company does not file a particular type of Tax Return or pay a particular type of Tax that the Company or a Subsidiary is or may be required to file such Tax Return or pay such Tax, (vii) there are no Liens on any of the assets of the Company or any of its Subsidiaries attributable to Taxes other than Permitted Liens, (viii) neither the Company nor any Subsidiary of the Company (A) is, or has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is or was the Company or any Subsidiary, (B) has any liability for Taxes of any Person (other than the Company or any Subsidiary of the Company) arising from the application of Treasury Regulations Section 1.1502-6 (or any analogous provision of U.S. state or local or non-U.S. Tax law) or as a transferee or successor or (C) is a party to any Tax allocation, sharing, indemnity or reimbursement agreement or arrangement

(other than any customary Tax indemnification provisions in ordinary course commercial agreements or agreements that are not primarily related to Taxes or agreements exclusively between or among the Company and its wholly owned Subsidiaries), (ix) neither the Company nor any of its Subsidiaries has any obligation pursuant to Section 965 of the U.S. Tax Code, (x) neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2), any “reportable transaction” as defined in subsection 237.3(1) of the Tax Act or any “notifiable transaction” as defined in subsection 237.4(1) of the Tax Act, and neither the Company nor any of its Subsidiaries has been a “distributing” corporation or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the U.S. Tax Code) in any distribution of stock during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the U.S. Tax Code, and (xi) each of the Company, 0993477 B.C. Unlimited Liability Company, Sacopan, Inc., and Crown Door Corp., is a taxable Canadian corporation as defined in the Tax Act.

(18)	Employee and Labor Matters.

(a)

Neither the Company nor any of its Subsidiaries is a party to, bound by, or subject to any Collective Agreement. No Company Employees are represented by any labor union or other labor organization with respect to their employment with the Company or any of its Subsidiaries. Since January 1, 2022, no labor union, other labor organization, or group of Company Employees has made a written demand to the Company for recognition or certification. To the Knowledge of the Company, since January 1, 2022, there have been no material labor organizing activities with respect to any Company Employees. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2022, there has been no unfair labor practice charges, labor grievances, employment-related proceedings, labor arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hard billing or other labor disputes against or affecting the Company or its Subsidiaries.

(b)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are, and since January 1, 2022 have been, in compliance with all Applicable Laws respecting labor, employment and employment practices, including terms and conditions of employment, wages and hours, employment discrimination, employee classification, workers’ compensation, family and medical leave, immigration and occupational safety and health requirements.

(c)

As of the date hereof, the Company has not implemented or publicly announced any employee layoff, facility closure or shutdown (whether voluntary or as required by Applicable Law), reduction-in-force or furlough affecting Company Service Providers within the past five months.

(d)

There have been no sexual harassment, discrimination or retaliation allegations made since January 1, 2022 involving any executive officer of the Company or member of the Board of Directors. The Company or its applicable Subsidiary has investigated any sexual harassment, discrimination or retaliation allegation made by any Company Service Provider since January 1, 2022 of which the Company has Knowledge. With respect to any such allegation with merit, the Company or its applicable Subsidiary has taken corrective action reasonably calculated to prevent continuation or recurrence of the alleged violation.

(19)	Employee Benefit Plans.

(a)

Section 19(a) of the Company Disclosure Letter contains, as of the date hereof, a list of all material Benefit Plans. For each such Benefit Plan, the Company has made available to the Parent a copy of such Benefit Plan and all amendments thereto (or a written summary in the case of an unwritten plan) and, to the extent applicable; (i) the most recently filed Form 5500 annual report (with applicable schedules and attachments thereto); (ii) the most recent favorable determination or opinion letter from the U.S. Internal Revenue Service (the “IRS”) and (iii) any material non-routine communication with any Governmental Authority since January 1, 2022.

(b)

Each Benefit Plan has been established and administered in compliance with its terms and Applicable Law, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Benefit Plan intended to be “qualified” under Section 401(a) of the U.S. Tax Code received a favorable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable amendment period.

(c)

Neither the execution of this Agreement nor the completion of the transactions contemplated hereby would, either alone or in conjunction with any other event, (i) other than with respect to the treatment of Company Equity Awards in accordance with Section 2.7 and any rights under the Employee Share Purchase Plan in accordance with Section 2.7, entitle any Company Service Provider to any payment or benefit (including the forgiveness of any indebtedness), or accelerate the time of payment, funding or vesting, or otherwise increase the amount of, compensation due or payable or the level of benefits to be provided to any Company Service Provider under any Benefit Plan or otherwise, (ii) result in any breach or violation of, default under or limit the Company’s or any of its Subsidiaries’ right to amend, modify or terminate any Benefit Plan, (iii) directly or indirectly cause the Company or any of its Subsidiaries to transfer or set aside any assets to fund any benefits under the Benefit Plan or (iv) result in any Company Service Provider receiving any “excess parachute payment” (within the meaning of Section 280G of the U.S. Tax Code) from the Company or its Subsidiaries (excluding the impact of any compensation arrangements established, adopted, entered into or modified following the Effective Time).

(d)	No Benefit Plan requires any gross up or contains any other obligation to reimburse any Company Service Provider for any Taxes imposed under Section 4999 or 409A of the U.S. Tax Code or otherwise.

(e)

Neither the Company nor any of its Subsidiaries sponsors, maintains, contributes to or has in the past six years sponsored, maintained, contributed to, or is required to contribute to, or has or is reasonably expected to have any material unsatisfied liability with respect to (including as a consequence of at any time being considered a single employer under Section 414 of the U.S. Tax Code with any other Person), any plan that (i) a “defined benefit plan” as defined in Section 3(35) of ERISA or any other plan subject to Title IV of ERISA or Section 4112 of the U.S. Tax Code; (ii) a “multiemployer” plan as is defined in Section 3(37) of ERISA; (iii) a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the U.S. Tax Code) or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(4) of ERISA). No Benefit Plan provides health or other welfare benefits to retirees or other former employees or service providers of the Company or its Affiliates other than health continuation coverage pursuant to Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the U.S. Tax Code and any similar state Applicable Law. Except as has not been, and would reasonably be expected to be, material to the Company and its Subsidiaries taken as a whole, all contributions required to be made to any Benefit Plan by Applicable Law or otherwise, and all premiums due or payable with respect to insurance policies funding any Benefit Plan, have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements of the Company in accordance with GAAP.

(f)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or with respect to or, to the Knowledge of the Company, is threatened against or with respect to, any Benefit Plan.

(20)	Environmental Matters.

(a)	Except as has not been, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole:

(i)

no written notice, order, complaint or penalty has been received by the Company or any of its Subsidiaries arising out of any Environmental Laws that is currently pending, and there are no judicial, administrative or other Proceedings pending or, to the Company’s Knowledge, threatened which allege a violation by, or liability of, the Company or any of its Subsidiaries under any Environmental Laws, and there is no administrative or judicial Order of any Governmental Authority pursuant to any Environmental Laws outstanding against the Company or any of its Subsidiaries;

(ii)	the Company and each of its Subsidiaries have all Permits necessary for their operations to comply with all applicable Environmental Laws and are in compliance with the terms of such Permits;

(iii)	the operations of the Company and each of its Subsidiaries are in compliance with all applicable Environmental Laws;

(iv)

neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any other Person to the extent giving rise to liability for the Company or any of its Subsidiaries has released or disposed of any Hazardous Substance on or under real property currently or, to the Knowledge of the Company, formerly owned, leased or operated by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other location where Hazardous Substances generated by the Company or any of its Subsidiaries have been disposed or released, in quantities or concentrations that require investigation, remediation or monitoring by the Company or any of its Subsidiaries pursuant to any Environmental Law; and

(v)

neither the Company nor any of its Subsidiaries has assumed, undertaken or agreed to provide indemnification for, as a result of any contract, any material liability of any other Person arising under Environmental Laws.

(b)

The Company has delivered or otherwise made available for inspection to the Parent true, complete and correct copies of any material reports, investigations, audits, assessments (including Phase I environmental site assessments and Phase II environmental site assessments), studies, analyses, tests or monitoring in the possession of the Company or any of its Subsidiaries pertaining to: (i) any unresolved liabilities of the Company or any of its Subsidiaries under Environmental Law; (ii) any releases or disposal of Hazardous Substances by the Company or any of its Subsidiaries or to the extent giving rise to liability for the Company or any of its Subsidiaries in, on, near or beneath any property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries; or (iii) the Company’s or any of its Subsidiaries’ noncompliance with applicable Environmental Laws, in each case to the extent prepared since January 1, 2020.

(21)	Material Contracts.

(a)

Section 21(a) of the Company Disclosure Letter contains an accurate and complete list of each Contract described below in this Paragraph 21(a) (other than a Benefit Plan or, only for purposes of Paragraphs 21(a)(i), 21(a)(ii) and 21(a)(iii), purchase orders or invoices entered into in the ordinary course of business substantially consistent with the form listed in Paragraph 21(a)(i) or (ii) of the Company Disclosure Letter) to which the Company or any of its Subsidiaries is a party as of the date hereof (together with any Contract of the type described in clauses (i) through (xvi) of this Paragraph 21 entered into after the date of this Agreement and prior to the Effective Time) (each Contract of a type described in this Paragraph 21(a), a “Material Contract”):

(i)	any Contract with a top 20 customer (determined on the basis of the aggregate revenues recognized by the Company and its Subsidiaries during calendar year 2023 through the date hereof);

(ii)

any Contract with a top 20 vendor or supplier of goods, services or other assets (determined on the basis of the aggregate dollar volume of purchases made by the Company and its Subsidiaries during calendar year 2023 through the date hereof);

(iii)

any Contract that is not a lease for real property and that both (A) requires or is reasonably likely to require the payment or delivery of cash or other consideration by or to the Company or any of its Subsidiaries after the date hereof in an amount having an expected value in excess of $3,000,000 and (B) cannot be cancelled by the Company or any of its Subsidiaries without penalty or further payment (other than liabilities incurred prior to the time of termination) without more than 90 days’ notice;

(iv)	any Material Lease;

(v)

any Contract relating to the acquisition or disposition of any securities, assets or businesses or exclusive licensing agreement (whether by merger, purchase of stock, purchase of assets or otherwise) that contains any outstanding non-competition, earn-out or other contingent payment obligations of the Company or any of its Subsidiaries that would reasonably be expected to result in the Company’s or any of its Subsidiaries’ receipt or making of future payments in excess of $3,000,000;

(vi)

any Contract involving the licensing of or other grant of rights in Intellectual Property (excluding, in each case, (A) licenses for unmodified, commercial off the shelf computer Software that are generally available on nondiscriminatory pricing terms with an annual license fee of less than $2,000,000 and (B) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business);

(vii)

any Contract under which the Company or any of its Subsidiaries (A) is lessee of, or holds or operates, any personal property owned by any other Person, for which the annual rent exceeds $3,000,000 and (B) cannot cancel without penalty or further payment (other than liabilities incurred prior to the time of termination) without more than 90 days’ notice;

(viii)

any Contract that expressly prohibits the payment of dividends or distributions in respect of the capital stock or voting or equity securities of the Company or any of its Subsidiaries, or prohibits the pledging of the capital stock or voting or equity securities or other equity interests of the Company or any of its Subsidiaries or the issuance of any guaranty by the Company or any of its Subsidiaries;

(ix)

any Contract with any Affiliate, director, executive officer (as such term is defined in the 1934 Act), holder of 5% or more of the shares of capital stock of the Company or, to the Knowledge of the Company, any of their respective Affiliates (other than the Company or its Subsidiaries) or immediate family members (other than any indemnity under the Constating Documents of the Company and its Subsidiaries) that is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Form 10-K or proxy statement pertaining to an annual meeting of shareholders;

(x)

any Contract that (A) limits in any material respect the freedom of the Company or any of its Subsidiaries or any of their respective Affiliates (including, following the Effective Time, the Parent and its Subsidiaries) to compete in any line of business or geographic region, or offer or sell any products, assets or services, with or to any Person, or (B) expressly contains any material “most favored nation” provision, exclusive dealing or marketing arrangement or arrangement that grants any right of first refusal, first offer, first negotiation or similar preferential right to any other Person;

(xi)	any partnership, joint venture, joint development, strategic alliance or other similar Contract;

(xii)	any Contract relating to outstanding indebtedness of the Company or the Subsidiaries of the Company, including any indenture, loan or credit agreement, or indebtedness in connection with any settlement facilities or lines of credit or any financial guaranty or credit support, indemnification, assumption or endorsement thereof (in each case whether incurred, assumed, guaranteed or secured by any asset), in each case, in the principal amount of $3,000,000 or more (including any related security or pledge agreements), other than Contracts among the Company and its wholly owned Subsidiaries;

(xiii)

any Contract requiring contributions of capital, capital expenditures or the acquisition or construction of fixed assets in excess of $3,000,000 in the next 12 months (excluding contributions made to the Company by its Subsidiaries);

(xiv)	any Collective Agreements;

(xv)

any Contract providing for the settlement of any Proceeding asserted by any Person (including a Governmental Authority) (A) involving payment by the Company or any of its Subsidiaries in excess of $2,000,000 or (B) that imposes continuing requirements, obligations, liabilities or restrictions that are material to the Company and its Subsidiaries, taken as a whole;

(xvi)	any other Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC); and

(xvii)	any other Contract that commits the Company or any of its Subsidiaries to enter into any Contracts of the types described in foregoing clauses (i) through (xv).

(b)

The Company has made available to the Parent an accurate and complete copy of each Material Contract (including any applicable amendments, modifications or material waivers) as in effect as of the date hereof. Except for breaches, violations or defaults which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof, (i) each Material Contract is valid and in full force and effect and (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Material Contract, is in breach or default of any provision of, or taken or failed to take any act which, with or without notice, lapse of time or both, would constitute a default under the provisions of such Material Contract, and, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

(22)	Insurance.

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries maintain insurance in such amounts and against such risks and with such carriers as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate and as is sufficient to comply with Applicable Law, (ii) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof and the limits and sub limits of such policies have not been exhausted or materially diminished, (iii) all premiums payable under all such policies have been timely paid, the Company and its Subsidiaries are in compliance with all other terms and conditions (including any notification requirements) of all such policies and neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy and (iv) no written notice of cancellation or termination or premium increase has been received with respect to any such insurance policy.

(23)	Products.

(a)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the products designed, produced or distributed by the Company do not suffer from any defects that give rise to or would reasonably be likely to give rise to any product liability or warranty claims.

(b)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2022, (i) no product designed, produced or distributed by the Company has been the subject of any recall or warranty claim, (ii) the Company has not received any written notice alleging material defects in any such product and (iii) to the Company’s Knowledge, none of its customers have terminated or threatened in writing to terminate the distribution or sale of any such product based on any such defects or recalled, or issued a product warning with respect to, any such product.

(24)	Finders’ Fees.

Except for fees (including a good faith estimate of the amounts due and payable assuming the Effective Time occurs) set forth on Section 24 of the Company Disclosure Letter, there is no investment banker, financial advisor, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

(25)	Opinions of Financial Advisors.

The Board of Directors has received the opinion of each of Goldman Sachs & Co. LLC and Jefferies LLC, financial advisors to the Company, to the effect that, as of the date of the applicable opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications set forth therein, the Consideration to be received in the Arrangement by holders of Common Shares (other than, as applicable, the Parent, the Purchaser and their respective Affiliates) pursuant to this Agreement was fair, from a financial point of view, to such holders. The Company shall have provided to the Parent a copy of each such written opinion promptly following the execution and delivery of this Agreement.

(26)	Non-Disclosure Agreement.

The Company has not entered into any non-disclosure agreement (or similar arrangement or agreement) with any party listed in Paragraph 26 of the Company Disclosure Letter in respect of the acquisition of the Company pursuant to the Arrangement Agreement during the two year period immediately preceding the date hereof.

(27)	Acknowledgement of No Other Representations and Warranties.

Except for the representations and warranties set forth in Schedule D, in any certificate delivered pursuant to this Agreement, the Company acknowledges and agrees that no representation or warranty of any kind whatsoever, express or implied, at law or in equity, is made or shall be deemed to have been made by or on behalf of the Purchaser or the Parent to the Company, and the Company hereby disclaims reliance on any such other representation or warranty, whether by or on behalf of the Purchaser or the Parent, and notwithstanding the delivery or disclosure to the Company, or any of its Representatives or Affiliates, of any documentation or other information by the Purchaser, the Parent or any of their respective Representatives or Affiliates with respect to any one or more of the foregoing.

Schedule D

REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE PURCHASER

(1)	Existence and Power.

(a)

Each of the Parent and the Purchaser (x) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (y) has all powers required to carry on its business as now conducted and to own, lease or operate its properties and assets, except in the case of this clause (y) where the failure to have such power or authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)

The Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the properties or assets owned, operated or leased by it or the conduct of its business in such jurisdiction, as currently conducted, requires such qualification, except for those jurisdictions where failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(2)	Corporate Authorization.

(a)

The execution, delivery and performance by each of the Parent and the Purchaser of this Agreement and the completion by the Purchaser and the Parent of the transactions contemplated to be completed by such Person hereby are within the corporate powers of each of the Purchaser and the Parent and no other corporate action not previously taken on the part of each of the Purchaser and the Parent is necessary to authorize the execution and delivery by the Company of this Agreement, the performance by each of the Purchaser and the Parent of its respective covenants and obligations hereunder and the completion of the transactions contemplated hereby. No vote of the shareholders of the Purchaser is necessary to authorize the execution, delivery or performance of this Agreement that will not be obtained as of the date of this Agreement. Each of the Purchaser and the Parent has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of the Purchaser and the Parent, enforceable against each of the Purchaser and the Parent in accordance with its terms (except insofar as such enforceability may be limited by the Enforceability Exceptions).

(b)

The respective boards of directors of the Purchaser and the Parent have each unanimously (i) determined that this Agreement and the transactions contemplated hereby are in the best interests of the Purchaser’s or the Parent’s shareholders, as applicable, and declared it advisable, to enter into this Agreement and consummate the transactions contemplated hereby upon the terms and subject to the conditions set forth herein, and (ii) approved the execution and delivery of this Agreement by the Purchaser and the Parent, respectively, the performance by each of the Purchaser and the Parent of their respective covenants and other obligations hereunder, and the completion of the transactions contemplated hereby upon the terms and conditions set forth herein. No approval of the holders of any class of securities of the Parent is required under Applicable Law or the listing rules of the NYSE to enter into this Agreement or consummate any of the transactions contemplated hereby.

(3)	Governmental Authorization.

The execution, delivery and performance by each of the Purchaser and the Parent of this Agreement and the completion by each of the Purchaser and the Parent of the other transactions contemplated to be completed by such Person hereby require no action by or in respect of, or filing by the Purchaser or the Parent with, any Governmental Authority, other than (a) compliance with any applicable Competition Law or Foreign Investment Law, (b) the filing with the SEC of such reports and other filings under, and compliance with any applicable requirements of the 1934 Act and any other applicable Securities Laws, (c) compliance with the rules and regulations of the NYSE, (d) the filing of appropriate documents with the relevant authorities of the other jurisdictions in which the Parent or the Purchaser is qualified to do business as required by Applicable Law, (e) compliance with any applicable Foreign Investment Law, (f) obtaining the Specified Regulatory Approvals and (g) any other actions or filings (i) required solely by reason of the participation of the Company (as opposed to any Third Party) in the transactions contemplated hereby or (ii) the absence of which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(4)	Non-Contravention.

The execution, delivery and performance by each of the Purchaser and the Parent of this Agreement and, assuming compliance with the matters referred to in Paragraph 3 of this Schedule D, the completion of the transactions contemplated to be completed by such Person hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Purchaser or the Parent, (b) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) require any consent or other action by any Person under, violate, conflict with, result in breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or cause or permit the termination, acceleration of performance or cancellation of any agreement binding upon the Purchaser or the Parent or any of their respective Subsidiaries or (d) result in the creation or imposition of any Lien on any properties, rights or asset of the Purchaser or the Parent or any of their respective Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(5)	Litigation.

There is, and since January 1, 2022 has been, no (a) Proceeding pending, or, to the Knowledge of the Parent, threatened, against the Parent or any of its Subsidiaries or any officer, director or employee of the Parent or any of its Subsidiaries in such capacity before any Governmental Authority or (b) Order outstanding against the Parent or any of its Subsidiaries, in each case except as has not been, and would not reasonably be expected to be, material to the Parent and its Subsidiaries, taken as a whole. As of the date hereof, there is no Proceeding pending, or, to the Knowledge of the Parent, threatened, against the Parent and there is no Order outstanding that in any manner seeks to prevent, enjoin or materially delay the Parent’s or the Parent’s ability to consummate the transactions contemplated by this Agreement or any of the other transactions contemplated hereby.

(6)	Finders’ Fees.

Except for Morgan Stanley & Co. LLC and Lazard Freres & Co. LLC, there is no investment banker, financial advisor, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Parent or any of its Subsidiaries who might be entitled to any fee or commission from the Parent or any of its Affiliates in connection with the transactions contemplated by this Agreement.

(7)	Financing.

The Parent has delivered to the Company a true, complete and fully executed copy of a commitment letter, dated as of the date hereof (including all related exhibits, schedules, annexes, supplements and term sheets thereto, and including any related fee letter as described below (provided that the fee amounts, “market flex,” pricing terms, pricing caps and other commercially sensitive terms in any such fee letter may be redacted), as each of the foregoing may be amended, supplemented, replaced, substituted, terminated or otherwise modified or waived from time to time after the date hereof in compliance with Section 4.12, the “Debt Commitment Letter”), from the Financing Parties party thereto confirming their respective commitments to provide the Parent with debt financing, subject to the terms and conditions thereof, in connection with the transactions contemplated hereby in the amount set forth therein (the “Financing”).

The Debt Commitment Letter is in full force and effect and is a valid and binding obligation of the Parent and, to the Knowledge of the Parent, the other parties thereto, enforceable against the Parent and, to the Knowledge of the Parent, the other parties thereto in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). As of the date hereof, the Debt Commitment Letter has not been amended or modified, the respective commitments contained in the Debt Commitment Letter have not been withdrawn, rescinded or otherwise modified, and no such amendment, modification, withdrawal or rescission of the Debt Commitment Letter is currently contemplated or the subject of current discussions (other than (x) amendments to add additional lenders, arrangers and agents or reallocate commitments or assign or reassign titles or roles to, or between or among, any entities party thereto or (y) reductions in the commitments as contemplated by the Debt Commitment Letter in accordance with the terms thereof). As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Parent or any of its Affiliates or, to the Knowledge of the Parent, any other Person, under the Debt Commitment Letter. All fees (if any) required to be paid under the Debt Commitment Letter on or prior to the date hereof have been paid in full.

There are no conditions precedent directly or indirectly related to the funding of the full amount of the Financing other than as expressly set forth in the Debt Commitment Letter. Other than the Debt Commitment Letter, there are no other contracts, arrangements or understandings entered into by the Parent or any Affiliate thereof related to the funding or investing, as applicable, of the Financing (except for (i) customary fee letters relating to the commitments in the Debt Commitment Letter, a true, complete and fully executed copy of each of which has been provided to the Company, with only the fee amounts, “market flex,” pricing terms, pricing caps and other commercially sensitive terms redacted; provided that the Parent represents and warrants that the market flex provisions in such fee letter do not permit the imposition of any new conditions (or the modification or expansion of any existing conditions) or (ii) customary engagement letters or non-disclosure agreements which do not impact the conditionality or amount of the Financing). As of the date hereof, assuming the satisfaction of the conditions to the Parent’s obligation to complete the Arrangement, the Parent has no reason to believe that any of the conditions to the Financing will not be satisfied or that the full amount of the Financing will not be available to the Parent at the Effective Time.

Assuming the Financing is funded at or immediately prior to the Effective Time in accordance with the Debt Commitment Letter and the Arrangement is completed in accordance with the terms of this Agreement following satisfaction of the conditions precedent thereto, the aggregate proceeds of the Financing (after giving effect to any market flex provisions), together with any cash on hand, available lines of credit and other sources of immediately available funds, will be in an amount sufficient to enable the Parent to make the cash portion of the payment of the aggregate Consideration payable by the Purchaser pursuant to the Plan of Arrangement and any other amounts to be paid by the Parent or the Purchaser hereunder or under the Debt Commitment Letter. The Parent acknowledges and agrees that the availability of funds (including the Financing) will not be a condition to the obligation of the Parent or the Purchaser to consummate the transactions contemplated hereby.

(8)	Acknowledgement of No Other Representations and Warranties.

Except for the representations and warranties set forth in Schedule C, in any certificate delivered pursuant to this Agreement, each of the Parent and the Purchaser acknowledges and agrees that no representation or warranty of any kind whatsoever, express or implied, at law or in equity, is made or shall be deemed to have been made by or on behalf of the Company to the Purchaser or the Parent, and each of the Purchaser and the Parent hereby disclaims reliance on any such other representation or warranty, whether by or on behalf of the Company, and notwithstanding the delivery or disclosure to the Purchaser or the Parent, or any of their respective Representatives or Affiliates, of any documentation or other information by the Company or any of their respective Representatives or Affiliates with respect to any one or more of the foregoing.

ANNEX B — ARRANGEMENT RESOLUTION

ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

(1)

The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) of Masonite International Corporation, a corporation incorporated under the laws of British Columbia (the “Corporation”), pursuant to the arrangement agreement (as it may from time to time be amended, modified or supplemented, the “Arrangement Agreement”) between the Corporation, Owens Corning, a corporation formed under the laws of the State of Delaware, and MT Acquisition Co ULC, a British Columbia unlimited liability company, dated February 8, 2024, all as more particularly described and set forth in the proxy statement of the Corporation dated March 22, 2024 (the “Company Proxy”) and as it may from time to time be amended, modified or supplemented in accordance with the Arrangement Agreement, is hereby authorized, approved and adopted.

(2)

The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Annex C to the Company Proxy, is hereby authorized, approved and adopted.

(3)

The (i) Arrangement Agreement and all transactions contemplated therein, (ii) actions of the directors of the Corporation in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Corporation of its obligations thereunder, are hereby ratified and approved.

(4)

The Corporation is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(5)

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the securityholders of the Corporation or that the Arrangement has been approved by Court, the directors of the Corporation are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Corporation, (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(6)

Any director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(7)

Any director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

B-1

ANNEX C — PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

“2012 Plan” means the Company Amended and Restated 2012 Equity Incentive Plan, as most recently amended and/or restated.

“2021 Plan” means the Company 2021 Omnibus Incentive Plan, as most recently amended and/or restated.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that, for purposes of this Agreement, the Parent and the Purchaser shall be deemed not to be Affiliates of the Company and vice versa.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state, provincial or local law, constitution, treaty, act, statute, code, rule, regulation, order, injunction, judgment, decree, writ, award, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority in any relevant jurisdiction that is binding upon or applicable to such Person, including any Competition Law or Foreign Investment Law.

“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“Arrangement Agreement” means the arrangement agreement dated as of February 8, 2024 among the Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Company Meeting.

“BCBCA” means the Business Corporations Act (British Columbia).

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia, Toronto, Ontario or New York, New York.

“Cash-Out PRSU” means each PRSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such PRSU.

“Cash-Out RSU” means each RSU that is outstanding immediately prior to the Effective Time that (i) is held by a holder who is not a Company Employee as of immediately prior to the Effective Time or (ii) vests automatically on or prior to the Effective Time in accordance with the terms and conditions applicable to such RSU.

“Common Shares” means the common shares in the capital of the Company.

“Company” means Masonite International Corporation, a corporation incorporated under the laws of British Columbia.

“Company Disclosure Letter” means the disclosure letter dated the date of the Arrangement Agreement and delivered by the Company to the Parent and the Purchaser with the Arrangement Agreement.

“Company Employee” means an employee of the Company or its Subsidiaries.

“Company Equity Awards” means the RSUs, PRSUs and SARs.

“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

“Company Shareholders” means the registered or beneficial holders of the Common Shares, as the context requires.

“Competition Laws” means the HSR Act, Competition Act (Canada) and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

“Consideration” means $133.00 in cash per Common Share, without interest.

“Court” means the Supreme Court of British Columbia.

“Depositary” means American Stock Transfer & Trust Company, in its capacity as depositary for the Arrangement, or such other Person as the Company and the Parent mutually agree to engage as depositary for the Arrangement.

“Dissent Rights” has the meaning specified in Section 3.1.

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Right and who is ultimately determined to be entitled to be paid the fair value of its Common Shares.

“DRS Advice” means a direct registration statement advice.

“Effective Date” means the date on which the Arrangement becomes effective, which shall be the date on which the Effective Time occurs.

“Effective Time” means the time of the consummation of the Arrangement in accordance with the terms of the Arrangement Agreement.

“Employee Share Purchase Plan” means the Company 2014 Employee Stock Purchase Plan, as most recently amended and/or restated.

“Equity Award Exchange Ratio” means a fraction, the numerator of which is the Consideration and the denominator of which is the Parent Trading Price.

“Equity Plans” means the Employee Share Purchase Plan, 2012 Plan and 2021 Plan.

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Parent, each acting reasonably) at any time prior to the Effective Date.

“Foreign Investment Laws” means the Investment Canada Act and any other Applicable Law intended to prohibit, restrict, or regulate acquisitions or investments in Persons organized, domiciled, or operating in a jurisdiction by foreign Persons.

“Governmental Authority” means any transnational, domestic or foreign federal, state, provincial or local governmental, regulatory or administrative authority, department, court, agency or official, or the NYSE or any self-regulatory organization.

“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Parent, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Parent, each acting reasonably.

“Letter of Transmittal” means the letter of transmittal, in customary form and containing such provisions as the Company and Parent may reasonably specify, to be sent to the Company Shareholders in connection with the Arrangement.

“Lien” means, with respect to any property or asset, any mortgage, lien (statutory or otherwise), pledge, charge, hypothecation, security interest, encumbrance or other similar adverse claim of any kind in respect of such property or asset.

“NYSE” means the New York Stock Exchange.

“Parent” means Owens Corning, a corporation formed under the laws of the State of Delaware.

“Parent Common Stock” means common stock of the Parent, par value of $0.01 per share.

“Parent RSU” means a time-vesting restricted stock unit award of the Parent.

“Parent Trading Price” means the volume weighted average closing sale price of one share of Parent Common Stock as reported on the New York Stock Exchange for the 10 consecutive trading days ending on the date that is two trading days prior to the Effective Date (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events) as reported by Bloomberg L.P.

“Parties” means the Company, the Parent and the Purchaser and “Party” means any one of them.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Parent, each acting reasonably.

“PRSU” means a performance-based restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests in whole or in part based on the achievement of performance goals, pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “PRSUs” shall not include any RSUs.

“PRSU Consideration” means, with respect to any Cash-Out PRSU, an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (B) the Consideration.

“Purchaser” means MT Acquisition Co ULC, an unlimited liability company incorporated under the laws of British Columbia, or, in accordance with Section 8.11 of the Arrangement Agreement, any of its successors or permitted assigns.

“Record Date” means the record date for the purpose of determining Company Shareholders entitled to receive notice of and to vote at the Company Meeting.

“Registrar” means the Person appointed as the Registrar of Companies under section 400 of the BCBCA.

“Rollover PRSU” means each PRSU (other than a Cash-Out PRSU) that is outstanding immediately prior to the Effective Time

“Rollover RSU” means each RSU (other than a Cash-Out RSU) that is outstanding immediately prior to the Effective Time.

“RSU” means a restricted share unit issued by the Company pursuant to, or otherwise governed by the Equity Plans, that vests solely upon the continued service of the holder over a specified period of time (including any such unit subject to any previously satisfied performance goals), pursuant to which the holder has a right to receive Common Shares or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “RSUs” shall not include any PRSUs.

“RSU Consideration” means, with respect to any Cash-Out RSU, an amount in cash equal to the product of (A) the number of Common Shares that are subject to such Cash-Out RSU immediately prior to the Effective Time, multiplied by (B) the Consideration.

“SAR” means a share appreciation right issued by the Company pursuant to, or otherwise governed by any of the Equity Plans, representing a right to receive Common Shares or an equivalent cash payment upon exercise.

“SAR Consideration” means, in respect of any SAR, an amount in cash equal to the product of (i) the excess, if any, of the Consideration over the exercise price per Common Share subject to such SAR, multiplied by (ii) the number of Common Shares covered by such SAR immediately prior to the Effective Time.

“Subsidiary” means, with respect to any Person, (i) any entity of which such Person, directly or indirectly, owns (A) securities or other ownership interests having ordinary voting power to elect a majority of the board or other governing body of directors or other Person or body performing similar functions or (B) more than 50% of the outstanding equity or financial interests or (ii) any entity in which such Person is or any of its Subsidiaries is a general partner or managing member of such other Person.

“Tax Act” means the Income Tax Act (Canada).

“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including schedules or documents with respect thereto, estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes (and any amendments thereof or appendices or attachments thereto).

“Taxes” means any taxes or other assessments, duties, imposts, fees or charges in the nature of a tax (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

1.2	Certain Rules of Interpretation.

In this Plan of Arrangement, unless otherwise specified:

The words “hereof,” “herein” and “hereunder” and words of like import used in this Plan of Arrangement will refer to this Plan of Arrangement as a whole and not to any particular provision of this Plan of Arrangement. The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof. References to “Articles” and “Sections” are to Articles and Sections of this Plan of Arrangement unless otherwise specified. Any singular term in this Plan of Arrangement will be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Plan of Arrangement, they will be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The word “or” will not be deemed to be exclusive. The word “extent” and the phrase “to the extent” when used in this Plan of Arrangement will mean the degree to which a subject or other thing extends, and such word or phrase will not simply “if.” References to any statute, law or other Applicable Law will be deemed to refer to such statute, law or other Applicable Law as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Except as otherwise expressly set forth herein, all amounts required to be paid hereunder will be paid in United States currency in the manner and at the times set forth herein. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. References to “law,” “laws” or to a particular statute or law will be deemed to also include any Applicable Law. References to time are to local time in New York, New York.

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.

2.2	Binding Effect

This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.3 on: (i) the Company, (ii) the Purchaser, (iii) the Parent, (iv) all registered and beneficial Company Shareholders (including Dissenting Shareholders), (v) the holders of Company Equity Awards and participants in the Employee Share Purchase Plan; and (vi) the Depositary, in each case without any further act or formality required on the part of the Court, the Registrar or any other Person.

2.3	Arrangement

At the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially in the order set out below without any further authorization, act or formality, in each case, effective as at one minute intervals starting at the Effective Time, except as indicated otherwise:

(a)

each Cash-Out RSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or the holder of such Cash-Out RSU, be cancelled and the holder of such Cash-Out RSU shall be paid the RSU Consideration;

(b)

each Cash-Out PRSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or any holder of such Cash-Out PRSU, be cancelled and the holder of such Cash-Out PRSU shall be paid the PRSU Consideration. For the avoidance of doubt, any portion of a PRSU that is forfeited at or prior to the Effective Time due to the failure to achieve applicable performance goals shall not be considered outstanding as of the Effective Time and shall not be treated as a Rollover PRSU or entitled to any PRSU Consideration;

(c)

each SAR that is outstanding immediately prior to the Effective Time shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and without any required action on the part of the Company or any holder of such SAR, shall be cancelled and the holder of such SAR shall be paid the SAR Consideration, provided that in the case of a SAR that has an exercise price per Common Share that equals or exceeds the Consideration, such SAR shall be canceled upon the Effective Time for no consideration;

(d)

the Employee Share Purchase Plan will terminate, in accordance with its terms, no later than immediately prior to and effective as of the Effective Time (but subject to the consummation of the Arrangement);

(e)

all RSU Consideration, PRSU Consideration and SAR Consideration shall be paid, without interest and subject to withholding of all Taxes required by Applicable Law in accordance with Section 4.3, on behalf of the Company and each applicable Affiliate by the Depositary as promptly as practicable following, but in no event later than ten (10) Business Days after, the Effective Time (or such later time as may be required to comply with the provisions of Section 409A of the U.S. Tax Code);

(f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been assigned and transferred (free and clear of all Liens), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share(s) and to have any rights as a Company Shareholder other than the right to be paid the amount determined under Article 3;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of such Common Share(s) from the applicable register of Company Shareholders maintained by or on behalf of the Company;

(iii)

such Dissenting Shareholder will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Common Shares transferred pursuant to Section 2.3(f); and

(iv)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company;

(g)

each Common Share that is issued and outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been duly and validly exercised under Section 2.3(f), the Company or any of its Subsidiaries, the Purchaser, the Parent or any Subsidiary of the Parent) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

(i)

each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Company Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(g) and in accordance with this Plan of Arrangement; and

(ii)	the name of each such registered holder shall be removed from the register of the Company Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company; and

(h)

each Rollover RSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and the Arrangement Agreement and without any required action on the part of the Company or the holder of such Rollover RSU, be exchanged for a Parent RSU in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover RSU immediately prior to the Effective Time, multiplied by (ii) the Equity Award Exchange Ratio. Except as expressly provided in this Section 2.3(h), the Arrangement Agreement or the Company Disclosure Letter, each Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover RSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover RSUs pursuant to their terms as in effect on the date of this Plan of Arrangement;

(i)

each Rollover PRSU shall, by virtue of the Arrangement in accordance with the terms of the applicable Equity Plan and the Arrangement Agreement and without any required action on the part of the Company or any holder of such Rollover PRSU, be exchanged for a Parent RSU in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share in accordance with Section 2.7 of the Company Disclosure Letter) equal to the product of (i) the total number of Common Shares subject to such Rollover PRSU immediately prior to the Effective Time determined in accordance with Section 2.7 of the Company Disclosure Letter, multiplied by (ii) the Equity Award Exchange Ratio. After the Effective Time, each such Parent RSU shall only be subject to time-vesting through the remainder of the originally scheduled performance period (or any later scheduled vesting date). Except as expressly provided in this Section 2.3(i), the Arrangement Agreement or the Company Disclosure Letter, each such Parent RSU shall be subject to substantially the same terms and conditions as applied to the corresponding Rollover PRSU immediately prior to the Effective Time, including any “double-trigger” vesting provisions applicable to the Rollover PRSUs pursuant to their terms as in effect on the date of this Plan of Arrangement;

(j)

the transfers, exchanges, cancellations and payments provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

3.1	Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to any Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order and this Section 3.1, provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. on the date that is two Business Days immediately preceding the date of the Company Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 245 of the BCBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Liens (other than the right to be paid fair value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(f) and if they:

(a)

ultimately are entitled to be paid fair value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(f)); (ii) will be entitled to be paid the fair value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)

ultimately are not entitled, for any reason, to be paid fair value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Company Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated by Section 2.3(g) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2	Recognition of Dissenting Shareholders

(a)

In no circumstances shall the Purchaser, the Parent or the Company or any other Person be required to recognize a Person exercising Dissent Rights in respect of any Common Shares unless such Person is the registered holder of those Common Shares as of the Record Date in respect of which such rights are sought to be exercised.

(b)

For greater certainty, in no case shall the Purchaser, the Parent or the Company or any other Person be required to recognize Dissenting Shareholders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares at the same time as the event described in Section 2.3(f) occurs.

(c)

In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Equity Awards; (ii) participants in the Employee Share Purchase Plan; and (iii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution (but only in respect of such Common Shares).

ARTICLE 4

CERTIFICATES AND PAYMENTS

4.1	Payment and Delivery of Consideration

(a)

The Parent shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, reserve and authorize for issuance such number of shares of Parent Common Stock as shall be necessary to issue to holders of Parent RSUs issued in conversion of Rollover RSUs and Rollover PRSUs.

(b)

The Purchaser and, subject to the provisions of Section 2.9(2) of the Arrangement Agreement, the Company shall, following receipt of the Final Order and prior to or concurrently with the Effective Time, provide or cause to be provided to, the Depositary with sufficient funds to satisfy the aggregate Consideration, RSU Consideration, PRSU Consideration and SAR Consideration payable to the Company Shareholders and holders of Cash-Out RSUs, Cash-Out PRSUs and SARs pursuant to the Plan of Arrangement (other than with respect to Common Shares held by the Company or any of its Subsidiaries or already owned by the Parent or any of its Subsidiaries and Company Shareholders exercising Dissent Rights), net of any applicable withholdings pursuant to Section 4.3, which funds shall be held by the Depositary in escrow as agent and nominee for such Company Shareholders and holders of Cash-Out RSUs, Cash-Out PRSUs and SARs.

(c)

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Section 2.3(g), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Company Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Company Shareholder the Consideration which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith thereafter be cancelled.

(d)

Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Company Shareholder of any kind or nature against or in the Company, the Purchaser or the Parent. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(e)

Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Date, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(f)

No former holder of Common Shares or Company Equity Awards, and no participants in the Employee Share Purchase Plan, shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, any declared but unpaid dividends with a record date prior to the Effective Date. No dividend or other distribution declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Time, represented outstanding Common Shares that were transferred pursuant to Section 2.3.

4.2	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the Consideration that such Company Shareholder has the right to receive in accordance with Section 2.3 and such Company Shareholder’s Letter of Transmittal. When authorizing such payment for any lost, stolen or destroyed certificate, the Person to whom such Consideration is to be delivered shall, as a condition precedent to the payment of such Consideration, give a bond satisfactory to the Parent and the Depositary (each acting reasonably) in such sum as the Parent may direct (acting reasonably), or otherwise indemnify the Company, the Purchaser, the Parent and the Depositary in a manner satisfactory to the Parent and the Depositary (acting reasonably) against any claim that may be made against the Company, the Purchaser, the Parent or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3	Withholding Rights

Each of the Purchaser, the Parent, the Company, any Subsidiaries of the foregoing, or the Depositary shall be entitled to deduct and withhold from the amounts otherwise payable under this Plan of Arrangement to any Person, such amounts as are required to be deducted and withheld with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any Applicable Law and shall remit such deducted and withheld amount to the appropriate Governmental Authority. To the extent that amounts are so properly deducted and withheld and remitted to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person, in respect of which such deduction and withholding and remittance was made.

4.4	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

4.5	Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Parent, the Company, any of the Subsidiaries of the foregoing, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 5

AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

The Company and the Parent may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Parent and the Company (subject to the Arrangement Agreement), (iii) be filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) be communicated to Company Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Parent at any time prior to the Company Meeting (provided that the Parent or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Parent (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by the Parent, provided that it concerns a matter which, in the reasonable opinion of the Parent, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the economic interest of any former Company Shareholder.

(e)	The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

PARAMOUNTCY

From and after the Effective Time (i) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Company Equity Awards and the Employee Share Purchase Plan, (ii) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders) and Company Equity Awards, participants under the Employee Share Purchase Plan, the Company, the Purchaser,

the Parent, the Depositary and any trustee or registrar and transfer agent for the Common Shares and any of the Company Equity Awards, shall be solely as provided for in this Plan of Arrangement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Company Equity Awards and the Employee Share Purchase Plan shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

ANNEX D — INTERIM ORDER

No. S241852 Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C.

2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT

INVOLVING MASONITE INTERNATIONAL CORPORATION, ITS SHAREHOLDERS AND

CERTAIN OF ITS OTHER SECURITYHOLDERS, OWENS CORNING AND

MT ACQUISITION CO ULC

MASONITE INTERNATIONAL CORPORATION

PETITIONER

ORDER MADE AFTER APPLICATION

(INTERIM ORDER)

BEFORE	ASSOCIATE JUDGE Vos.	) 21/03/2024
)
)

ON THE APPLICATION of Masonite International Corporation (“Masonite”) for an Interim Order under section 291 of the British Columbia Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), in connection with an arrangement involving Owens Corning (“Owens Corning”) and MT Acquisition Co ULC (the “Purchaser”) under section 288 of the BCBCA

☑

without notice coming on for hearing at the courthouse at 800 Smithe Street, Vancouver, British Columbia on March 21, 2024 and on hearing Rajit Mittal, counsel for Masonite and upon reading the Petition herein and the Affidavit #1 of Howard C. Heckes sworn on March 15, 2024 (the “Heckes Affidavit”);

THIS COURT ORDERS that:

DEFINITIONS

1.

As used in this Order, unless otherwise defined, terms beginning with capital letters shall have the respective meanings set out in the draft proxy statement of Masonite relating to the Meeting (as defined below) (the “Proxy Statement”) containing the draft Notice of Special Meeting (the “Notice”), which is attached as Exhibit “A” to the Heckes Affidavit.

SPECIAL MEETING

2.	Pursuant to sections 186 and 288-291 of the BCBCA, Masonite is authorized and directed to call, hold and conduct a special meeting (the “Meeting”) of the holders of common shares (the “Masonite

Shareholders”) in the capital of Masonite (the “Masonite Shares”), on Thursday, April 25, 2024 at 10:00 a.m. (Eastern time) (the “Meeting Date”) by live webcast or such other date as Masonite and Owens Corning may agree for the reasons set out in the Proxy Statement, to, among other things:

(a)

consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) approving and adopting in accordance with section 289(1)(a)(i) of the BCBCA an arrangement under Section 288 of the BCBCA (the “Arrangement”) substantially as contemplated in the plan of arrangement (the “Plan of Arrangement”), a draft of which special resolution is attached at Annex B to the Proxy Statement; and

(b)	transact such other business as is contemplated by the Proxy Statement or as otherwise may be properly brought before the Meeting or any adjournment or postponement thereof.

3.

The Meeting shall be called, held and conducted in accordance with the BCBCA, the Notice, the Proxy Statement, the articles of Masonite and applicable securities laws, subject to the terms of this Interim Order and any further Order of this Court, and the rulings and directions of the chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency, this Interim Order shall govern.

AMENDMENTS

4.

Masonite is authorized to make, in the manner contemplated by and subject to the Arrangement Agreement, such amendments, modifications or supplements to the Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Proxy Statement as it may determine without any additional notice to or authorization of any of the Masonite Shareholders or further orders of this Court. The Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Proxy Statement as so amended, modified or supplemented, shall be the Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Proxy Statement to be submitted to the Meeting and the subject of the Arrangement Resolution.

ADJOURNMENTS AND POSTPONEMENTS

5.

Notwithstanding the provisions of the BCBCA and the articles of Masonite, and subject to the terms of the Arrangement Agreement, the board of directors of Masonite (the “Masonite Board”) by resolution shall be entitled to adjourn, postpone or cancel the Meeting or the date of the Application for the Final Order (defined at paragraph 35 below) on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Masonite Shareholders respecting the adjournment or postponement, and without the need for approval of this Court. Masonite shall provide notice of any such cancellation, adjournment or postponement of the Meeting or date of the Application for the Final Order by press release, newspaper advertisement or notice sent to the Masonite Shareholders by one of the methods specified in paragraph 9 of this Interim Order, as determined to be the most appropriate method of communication by the Masonite Board.

RECORD DATE

6.

The record date for determining the Masonite Shareholders entitled to receive the Notice, the Proxy Statement and the form of proxy for use by the Masonite Shareholders (collectively, the “Meeting Materials”) shall be the close of business on March 21, 2024 (the “Record Date”).

7.	The Record Date shall not change in respect of any adjournments or postponements of the Meeting unless Masonite determines that it is advisable and subject to the consent of Owens Corning.

NOTICE OF SPECIAL MEETING

8.

The Proxy Statement is hereby deemed to represent sufficient and adequate disclosure for the purpose of section 290(1)(a) of the BCBCA, and Masonite shall not be required to send to the Masonite Shareholders any other or additional statement pursuant to section 290(1)(a) of the BCBCA.

9.

The Meeting Materials, with such amendments or additional documents as counsel for Masonite may advise are necessary or desirable, and as are not inconsistent with the terms of this Interim Order, shall be sent:

(i)

to the registered Masonite Shareholders determined as of the Record Date (“Registered Masonite Shareholders”), at least twenty-one (21) days prior to the date of the Meeting, by prepaid ordinary mail, email or by delivery in person or by recognized courier service, addressed to the Registered Masonite Shareholder at its address as it appears in the central securities register of Masonite as at the Record Date, provided that in accordance with applicable securities legislation, where two or more Registered Masonite Shareholders have the same address, a single copy of the Meeting Materials may be addressed and sent to those Registered Shareholders unless contrary instructions have been received;

(ii)

to beneficial Masonite Shareholders determined as of the Record Date (“Beneficial Masonite Shareholders”), at least twenty-one (21) days prior to the date of the Meeting, by prepaid ordinary mail, email or by providing to brokers, custodians, banks and other like parties the requisite number of copies of the Meeting Materials for distribution to Beneficial Masonite Shareholders, provided that in accordance with applicable securities legislation, where two or more Beneficial Masonite Shareholders have the same address, a single copy of the Meeting Materials may be addressed and sent to those Beneficial Shareholders unless contrary instructions have been received;

(iii)

to holders of Masonite PRSU Awards, Masonite RSU Awards, Masonite SAR Awards and participants in the Masonite ESPP (“collectively the “Incentive Security Holders”) determined as at the Record Date, prior to the date of the Meeting, by prepaid ordinary mail or email or by delivery in person or by recognized courier service, addressed to such holder at its address as it appears in Masonite’s records;

(iv)

to the directors and auditors of Masonite by prepaid ordinary mail or email or by delivery in person or by recognized courier service or by email or facsimile transmission at least twenty-one (21) days prior to the date of the Meeting; and

(v)

at any time by mail, email or facsimile transmission to any Masonite Shareholder or Incentive Security Holder who identifies himself, herself, itself to the satisfaction of Masonite (acting through its representatives), who requests such email or facsimile transmission and, if required by Masonite, agrees to pay the charges related to such transmission;

and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

10.

Accidental failure of or omission by Masonite to give notice to any one or more Masonite Shareholder, Incentive Security Holder, or the directors and auditors of Masonite, or the non-receipt of such notice, or any failure or omission to give such notice as a result of events beyond the reasonable control of Masonite (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Masonite, then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

DEEMED RECEIPT OF NOTICE

11.	The Meeting Materials and any amendments, modifications, updates or supplements thereto and any notice of adjournment or postponement of the Meeting, shall be deemed to have been received,

(a)	in the case of mailing, the day, Saturday and holidays excepted, following the date of mailing as specified in section 6 of the BCBCA;

(b)	in the case of delivery in person, upon receipt thereof at the intended recipient’s address or, in the case of delivery by courier, one (1) business day after receipt by the courier;

(c)	in the case of transmission by email or facsimile, upon the transmission thereof;

(d)	in the case of advertisement, at the time of publication of the advertisement; and

(e)	in the case of Beneficial Masonite Shareholders, three (3) days after delivery thereof to brokers, custodians, banks and other like parties.

UPDATING MEETING MATERIALS

12.

Notice of any amendments, modifications, updates or supplements to any of the information provided in the Meeting Materials may be communicated, at any time prior to the Meeting, to the Masonite Shareholders by any document filed or furnished by Masonite with the United States Securities and Exchange Commission, any press release, news release or newspaper advertisement or by notice sent to the Masonite Shareholders by any of the means set forth in paragraph 9 as determined to be the most appropriate method of communication by the Masonite Board.

PERMITTED ATTENDEES

13.	The only persons entitled to attend the Meeting shall be:

(a)	the Masonite Shareholders as of the Record Date;

(b)	directors, officers, auditors and advisors of Masonite;

(c)	directors, officers auditors and advisors of Owens Corning; and

(d)	other persons with the prior permission of the Chair of the Meeting,

and the only persons entitled to vote on the Arrangement Resolution at the Meeting shall be the Registered Masonite Shareholders, Beneficial Masonite Shareholders that instruct their bank, broker or other nominee how to vote their shares, and Beneficial Masonite Shareholders who have obtained their control number from such bank, broker or other nominee, or their respective proxyholders.

SOLICITATION OF PROXIES

14.

Masonite is authorized to use the proxy card for Masonite Shareholders in substantially the same form as attached as Exhibit “C” to the Heckes Affidavit, subject to Masonite’s ability to insert dates and other relevant information in the final forms thereof and to make other non-substantive changes and changes legal counsel advise are necessary or appropriate. Masonite is authorized, at its expense, to solicit proxies directly and through its officers, directors, and employees, and through such agents or representatives as it may retain for that purpose (or that may be retained jointly by Masonite and Owens Corning) and by mail, telephone, or such other form of personal or electronic communication as it may determine.

15.	The procedures for the use of proxies at the Meeting and revocation of proxies shall be as set out in the Notice and the Proxy Statement.

QUORUM AND VOTING

16.	At the Meeting, the votes in respect of the Arrangement Resolution shall be taken on the following basis:

(a)

each Registered Masonite Shareholder and Beneficial Masonite Shareholder that instructs its bank, broker or other nominee how to vote its shares is entitled to one (1) vote for each Masonite Share registered in his/her/its name;

(b)

the vote required to pass the Arrangement Resolution shall be the affirmative vote of the holders of at least two thirds (66 2/3%) of the votes cast by the Masonite Shareholders present in person or by proxy at the Meeting, provided a quorum is present; and

(c)	illegible votes, spoiled votes, defective votes and abstentions shall be deemed to be votes not cast.

17.

The quorum at the Meeting shall be the presence of three persons who are, or who represent by proxy, unrelated Masonite Shareholders who, in the aggregate, hold at least 15% of the issued Masonite Shares on the Record Date and that are entitled to be voted at the Meeting.

18.	If, within one-half hour from the time set for holding the Meeting, the quorum is not present, the Meeting may be adjourned to the same day in the next week at the same time and place.

19.

If, at the meeting to which the Meeting referred to in paragraph 17 was adjourned, a quorum is not present within one-half hour from the time set for holding the meeting, the person or persons present and being, or representing by proxy, Masonite Shareholders entitled to attend and vote at the meeting constitute a quorum.

INSPECTOR OF ELECTIONS/SCRUTINEER

20.

The inspector of elections/scrutineer for the Meeting shall be Broadridge Financial Solutions, Inc. (acting through its representatives for that purpose). The duties of the inspector of elections/scrutineer shall include:

(a)	reviewing and reporting to the Chair on the deposit and validity of proxies;

(b)	reporting to the Chair on the quorum of the Meeting;

(c)	reporting to the Chair on the polls taken or ballots cast, if any, at the Meeting; and

(d)	providing to Masonite and to the Chair written reports on matters related to their duties.

SHAREHOLDER DISSENT RIGHTS

21.

Each Registered Masonite Shareholder will have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the terms of this Interim Order, the Final Order and the Plan of Arrangement.

22.

Only Registered Masonite Shareholders may dissent. A beneficial holder of Masonite Shares registered in the name of a broker, investment dealer or other intermediary, who wishes to dissent, must make arrangement for the applicable and corresponding Registered Masonite Shareholder to dissent on behalf of the beneficial holder of Masonite Shares or, alternatively, make arrangements to become a Registered Masonite Shareholder.

23.	Incentive Securityholders will not have a right to dissent in respect of their Masonite PRSU Awards, Masonite RSU Awards, Masonite SAR Awards or rights under the Masonite ESPP.

24.

Registered Masonite Shareholders may exercise rights of dissent (the “Dissent Rights”) with respect to such Masonite Shares pursuant to and in the manner set forth in sections 237 to 247 of the BCBCA, as modified or supplemented by the Interim Order and Plan of Arrangement. Registered Masonite Shareholders who duly exercise such rights of dissent and who:

(a)

are ultimately entitled to be paid fair value for their Masonite Shares shall be entitled to be paid by the Purchaser, such fair value as determined as at the close of business on the business day immediately preceding the date on which the Arrangement Resolution is adopted by the Masonite Shareholders; or

(b)

are ultimately not entitled, for any reason, to be paid fair value for their Masonite Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Masonite Shares, but in no case shall Masonite, Owens Corning, the Purchaser or any other person be required to recognize such dissenting holders as Masonite Shareholders after the Effective Time of the Arrangement, and the names of such Masonite Shareholders shall be removed from the register of Masonite Shareholders as to those Masonite Shares in respect of which Dissent Rights have been validly exercised. There can be no assurance that a Masonite Shareholder validly exercising Dissent Rights will receive consideration for its Masonite Shares of equal or greater value to the consideration that such Masonite Shareholder would have received on completion of the Arrangement.

25.	To exercise Dissent Rights, a Masonite Shareholder must dissent with respect to all Masonite Shares of which they are the registered and beneficial owner.

26.

In order to exercise Dissent Rights, a Registered Masonite Shareholder is required to send a written notice of dissent (the “Notice of Dissent”) to Masonite in the form set out in Section 242 of the BCBCA and must be received by Masonite at its office located at 1242 East 5th Avenue, Tampa, Florida, United States, Attention: Legal Department, with a copy to Masonite’s legal counsel, Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: John Christian, not later than 5:00 pm (Eastern time) on April 23, 2024, or if the Meeting is adjourned or postponed, by no later than two Business Days immediately preceding the date on which the adjourned or postponed Meeting is reconvened or convened, as applicable.

27.	A vote against the Arrangement Resolution or not voting on the Arrangement Resolution does not constitute a written objection for purposes of the Notice of Dissent under Section 242 of the BCBCA.

28.	The Notice of Dissent must set out the number of Masonite Shares in respect of which the Dissent Rights are being exercised (the “Notice Shares”) and:

(a)

if such Notice Shares constitute all of the Masonite Shares of which the Masonite Shareholder is the registered and beneficial owner and the Masonite Shareholder owns no other Masonite Shares beneficially, a statement to that effect;

(b)

if such Notice Shares constitute all of the Masonite Shares of which the Masonite Shareholder is both the registered and beneficial owner, but the Masonite Shareholder owns additional Masonite Shares beneficially, a statement to that effect, including the names of the Registered Masonite Shareholder(s) of such additional Masonite Shares, the number of such additional Masonite Shares held by each such Registered Masonite Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Masonite Shares; or

(c)

if the Dissent Rights are being exercised by a Registered Masonite Shareholder who is not the beneficial owner of such Notice Shares, a statement to that effect including the name and address of the Non-Registered Masonite Shareholder(s) of such Masonite Shares and a statement that each such Registered Masonite Shareholder is dissenting with respect to all Masonite Shares of the Non-Registered Masonite Shareholder registered in such Registered Masonite Shareholder’s name.

29.

If the Arrangement Resolution is approved at the Meeting, Masonite will notify registered holders of Notice Shares of the Purchaser’s intention to act upon the Arrangement Resolution, and pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Masonite Shareholder must, within one month after Masonite gives such notice, send to Masonite or its Transfer Agent and Registrar a written notice that such holder requires the purchase of all of the Notice Shares. Such written notice must be accompanied by the certificate or certificates or DRS Statement representing those Notice Shares (including a written statement prepared in accordance with Section 244(2) of the BCBCA if the dissent is being exercised by the Registered Masonite Shareholder on behalf of a Non-Registered Masonite Shareholder). Upon such written notice, and subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Masonite Shareholder becomes a Dissenting Shareholder, and is bound to sell and the Purchaser (or any successor by amalgamation) is bound to purchase all of those Notice Shares. Such Dissenting Shareholder may not vote, or exercise or assert any rights of a Masonite Shareholder in respect of such Notice Shares, other than the rights set forth in Sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order.

30.

If a Dissenting Shareholder is ultimately entitled to be paid by the Purchaser for their Dissent Shares, then such Dissenting Shareholder may enter into an agreement with the Purchaser (or any successor by amalgamation) for the fair value of such Dissent Shares. If such Dissenting Shareholder does not reach an agreement regarding the fair value of their Dissent Shares, then such Dissenting Shareholder, or the Purchaser, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Purchaser to make an application to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the Masonite Shares had immediately before the Arrangement Resolution is approved. After a determination of the fair value of the Dissent Shares, the Purchaser must then promptly pay that amount to the Dissenting Shareholder.

31.

In no case will Owens Corning, the Purchaser, Masonite, the Depositary or any other person be required to recognize Dissenting Shareholders as Masonite Shareholders after the Effective Time, and the names of such Dissenting Shareholders will be deleted from the central securities register as Masonite Shareholders at the Effective Time.

APPLICATION FOR FINAL ORDER

32.

Masonite shall include in the Meeting Materials, when sent in accordance with paragraphs 9 to 10 of this Interim Order, a copy of the Notice of Petition, in substantially the form attached as Exhibit “B” to the Heckes Affidavit, and the text of this Interim Order (collectively, the “Court Materials”), and such Court Materials shall be deemed to have been served at the times specified in accordance with paragraphs 9 and/or 11 of this Interim Order, whether such persons reside within British Columbia or within another jurisdiction.

33.	The persons entitled to appear and be heard at any hearing to sanction and approve the Arrangement, shall be only:

(a)	Masonite;

(b)	Owens Corning;

(c)	the Purchaser; and

(d)

any Masonite Shareholder, Incentive Security Holder and other person who has served and filed a Response to Petition and has otherwise complied with paragraph 34 of this Interim Order and the Supreme Court Civil Rules.

34.

The sending of the Meeting Materials in the manner contemplated by paragraphs 9 to 10 of this Interim Order shall constitute good and sufficient service and no other form of service need be effected and no other material need be served on such persons in respect of these proceedings, except with respect to any person who shall;

(a)

file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, together with any evidence or material which is to be presented to the Court at the hearing of the Application; and

(b)	deliver the filed Response to Petition together with a copy of any evidence or material which is to be presented to the Court at the hearing of the Application, to Masonite’s counsel at:

Cassels Brock & Blackwell LLP

Barristers and Solicitors

Vancouver, British Columbia

V6C 3E8, Canada

Attention: Raj Mittal

by or before 4:00 p.m. (Vancouver time) on April 26, 2024.

35.	Upon the approval by the Masonite Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, Masonite may apply to this Court (the “Application”) for an Order:

(a)	pursuant to section 291 (4)(a) of the BCBCA approving the Arrangement; and

(b)	pursuant to section 291 (4)(c) of the BCBCA declaring that the Arrangement is procedurally and substantively fair and reasonable to the Masonite Shareholders

(collectively, the “Final Order”),

and the hearing of the Application will be held on May 2, 2024 at 9:45 a.m. (Vancouver time) or as soon thereafter as the Application can be heard or at such other date and time as the Masonite Board may advise at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as the Court may direct.

36.

In the event that the hearing of the Application is adjourned, then only those persons who filed and delivered a Response to Petition in accordance with paragraph 34, need be served and provided with the materials filed and notice of the adjourned hearing date.

VARIANCE

37.	Masonite, Owens Corning and the Purchaser shall be entitled, at any time, to apply to vary this Interim Order.

38.	To the extent of any inconsistency or discrepancy between this Interim Order and the Proxy Statement, the BCBCA, applicable Securities Laws or the articles of Masonite, this Interim Order will govern.

39.	Rules 8-1 and 16-1(8) – (12) will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for
Masonite International Corporation.
Lawyer: Raj Mittal

BY THE COURT

Registrar

ANNEX E — OPINION OF GOLDMAN SACHS & CO. LLC

PERSONAL AND CONFIDENTIAL

February 8, 2024

Board of Directors

Masonite International Corporation

1242 East 5th Ave.

Tampa, FL 33605

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Owens Corning (“OC”) and its affiliates) of the outstanding shares of common stock, no par value (the “Shares”), of Masonite International Corporation (the “Company”) of the $133.00 in cash per Share to be paid to such holders pursuant to the Arrangement Agreement, dated as of February 8, 2024 (the “Agreement”), by and among OC, MT Acquisition Co ULC, a wholly owned subsidiary of OC, and the Company, effected by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, OC, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We may also in the future provide financial advisory and/or underwriting services to the Company, OC and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended January 1, 2023; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the building products industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis

E-1

reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than OC and its affiliates) of Shares, as of the date hereof, of the $133.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $133.00 in cash per Share to be paid to the holders (other than OC and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, OC or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or OC or the ability of the Company or OC to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $133.00 in cash per Share to be paid to the holders (other than OC and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC
(Goldman Sachs & Co. LLC)

E-2

ANNEX F — OPINION OF JEFFERIES LLC

February 8, 2024

The Board of Directors

Masonite International Corporation

2771 Rutherford Road

Concord, Ontario L4K 2N6 Canada

The Board of Directors:

We understand that Masonite International Corporation, a corporation incorporated under the laws of British Columbia (“Masonite”), Owens Corning, a Delaware corporation (“Owens Corning”), and MT Acquisition Co ULC, a British Columbia unlimited liability company and wholly owned subsidiary of Owens Corning (“MT Acquisition”), propose to enter into an Arrangement Agreement (together with the related Plan of Arrangement, the “Arrangement Agreement”) pursuant to which, among other things, MT Acquisition will acquire all of the outstanding common shares in the capital of Masonite (“Masonite Common Shares”) by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”) for per share consideration of $133.00 in cash (the “Consideration”). The terms and conditions of the Arrangement are more fully set forth in the Arrangement Agreement.

You have asked for our opinion as to whether the Consideration to be received in the Arrangement by holders of Masonite Common Shares (other than, as applicable, Owens Corning, MT Acquisition and their respective affiliates) pursuant to the Arrangement Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion, we have, among other things:

(i)	reviewed a draft, dated February 8, 2024, of the Arrangement Agreement;

(ii)	reviewed certain publicly available financial and other information regarding Masonite;

(iii)

reviewed certain information furnished to us by the management of Masonite relating to the business, operations and prospects of Masonite, including certain financial forecasts and estimates provided to or discussed with us by the management of Masonite;

(iv)	held discussions with members of the senior management of Masonite regarding the business, operations and prospects of Masonite and the other matters described in clauses (ii) and (iii) above;

(v)	reviewed the stock trading price history and implied trading multiples for Masonite and certain publicly traded companies that we deemed relevant in evaluating Masonite;

(vi)	reviewed, to the extent publicly available, financial terms of certain transactions that we deemed relevant in evaluating the Arrangement; and

(vii)	conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Masonite or that was publicly available to us (including, without limitation, the information described above) or otherwise reviewed by us. We have relied on assurances of the management and other representatives of Masonite that they are not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. We have not made or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor have we conducted a physical inspection of any of the properties or facilities, of Masonite or any other entity and we have not been furnished with, and assume no responsibility

The Board of Directors

Masonite International Corporation

February 8, 2024

to obtain or conduct, any such evaluations, appraisals or physical inspections. We also have not evaluated the solvency or fair value of Masonite or any other entity under any state, provincial or federal laws relating to bankruptcy, insolvency or similar matters. In addition, our analyses and opinion do not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting Masonite or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by us, we note that projecting future results of any company is inherently subject to uncertainty. However, we have been advised, and we have assumed, that the financial forecasts and estimates relating to Masonite that we have been directed to utilize for purposes of our analyses and opinion have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Masonite as to, and are an appropriate basis upon which to evaluate, the future financial performance of Masonite and the other matters covered thereby. We express no opinion as to any financial forecasts or estimates or the assumptions on which they are based.

We have relied upon the assessments of the management of Masonite as to, among other things, (i) the potential impact on Masonite of market, competitive, seasonal, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the building products industry, including the sectors and geographic regions in which Masonite operates, and the availability and pricing of commodities, raw materials and finished goods, which are subject to significant volatility and which, if different than as assumed, could have a material impact on our analyses or opinion, (ii) Masonite’s anticipated divestiture and completed acquisitions, including financial and other aspects involved and the ability to integrate acquired businesses and realize the potential benefits thereof, (iii) the existing and future products and intellectual property of Masonite, and (iv) Masonite’s existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, transportation providers and other commercial relationships. We have assumed that there will not be any developments with respect to any such matters that would have an adverse effect on Masonite or the Arrangement or that otherwise would be meaningful in any respect to our analyses or opinion.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing, and which can be evaluated, as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. As you are aware, the credit, financial and stock markets and the industry and sectors in which Masonite operates have experienced and may continue to experience volatility and disruptions and we express no view or opinion as to any potential effects of such volatility or disruptions on Masonite or the Arrangement.

We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Masonite or the Arrangement and we have assumed the correctness in all respects meaningful to our analyses and opinion of all legal, regulatory, accounting and tax advice given to Masonite and/or the Board of Directors of Masonite (the “Board”), including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Masonite or the Arrangement and legal, regulatory, accounting and tax consequences to Masonite or its securityholders of the terms of, and transactions contemplated by, the Arrangement Agreement. We also have assumed that the Arrangement will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Arrangement or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or

The Board of Directors

Masonite International Corporation

February 8, 2024

condition will be imposed or occur that would have an adverse effect on Masonite or the Arrangement or that otherwise would be meaningful in any respect to our analyses or opinion. We have assumed that the final Arrangement Agreement, when signed by the parties thereto, will not differ from the draft reviewed by us in any respect meaningful to our analyses or opinion.

As you are aware, in connection with our engagement, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Masonite or any alternative transaction. Our opinion does not address the relative merits of the Arrangement or other transactions contemplated by the Arrangement Agreement as compared to any alternative transaction or opportunity that might be available to Masonite, nor does it address the underlying business decision by Masonite to engage in the Arrangement or the terms of the Arrangement Agreement, including the form or structure of the Arrangement or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the Arrangement or otherwise. Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be received by holders of Masonite Common Shares (to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) which may distinguish such holders or the securities of Masonite held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of Masonite or otherwise. We have not been asked to, and our opinion does not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of Masonite or any other party. Furthermore, we express no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise. We also express no view or opinion as to the prices at which Masonite Common Shares or any other securities of Masonite may trade or otherwise be transferable at any time, including following announcement or consummation of the Arrangement. The issuance of our opinion has been authorized by the Fairness Committee of Jefferies LLC.

It is understood that our opinion is for the use and benefit of the Board (in its capacity as such) in its evaluation of the Consideration from a financial point of view. Our opinion does not constitute a recommendation as to how the Board or any securityholder should vote or act with respect to the Arrangement or any other matter.

We have been engaged to act as a financial advisor to Masonite in connection with the Arrangement and will receive a fee for our services payable upon delivery of this opinion (which fee is not contingent upon consummation of the Arrangement). In addition, Masonite has agreed to reimburse us for expenses incurred in connection with our engagement and to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.

As you are aware, we and our affiliates in the past have provided, and in the future may provide, certain financial advisory or financing services to Masonite unrelated to the Arrangement, for which services we and our affiliates have received and may receive compensation, including, during the approximate two-year period prior to the date hereof, having acted as financial advisor to Masonite in connection with a potential acquisition transaction. Although we and our affiliates have not provided financial advisory or financing services to Owens Corning during the past two years for which we and our affiliates have received compensation, we and our affiliates in the future may provide such services to Owens Corning and/or its affiliates for which services we and/or our affiliates would expect to receive compensation. In the ordinary course of business, we and our

The Board of Directors

Masonite International Corporation

February 8, 2024

affiliates may trade or hold securities or financial instruments (including loans and other obligations) of Masonite, Owens Corning and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities or financial instruments.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received in the Arrangement by holders of Masonite Common Shares (other than, as applicable, Owens Corning, MT Acquisition and their respective affiliates) pursuant to the Arrangement Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

JEFFERIES LLC

ANNEX G — DISSENT RIGHTS UNDER THE BCBCA, DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)

in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)

in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91; or

(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)

any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e), (f) or (1.1) must,

(a)

if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1)(a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1)(c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)

determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

(c)	make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must

(a)

pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1)(b) or (3)(b),

(a)

the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)

if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)

the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX H — NOTICE OF HEARING OF PETITION

No. S241852

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002,

CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT

INVOLVING MASONITE INTERNATIONAL CORPORATION, ITS SHAREHOLDERS AND CERTAIN OF

ITS OTHER SECURITYHOLDERS, OWENS CORNING AND

MT ACQUISITION CO ULC

MASONITE INTERNATIONAL CORPORATION

PETITIONER

NOTICE OF PETITION

TO:

The holders (the “Masonite Shareholders”) of common shares (the “Masonite Shares”) in the capital of Masonite International Corporation (“Masonite”), holders of performance-based restricted share units, holders of restricted share units, holders of share appreciation rights, and holders of purchase rights under the Masonite 2014 Employee Stock Purchase Plan (as most recently amended and/or restated) of Masonite (collectively, the “Masonite Securityholders”)

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by Masonite in the Supreme Court of British Columbia for approval, pursuant to section 291 of the Business Corporations Act, S.B.C. 2002 c. 57 and amendments thereto, of an arrangement contemplated in an arrangement agreement dated February 8, 2024, involving Masonite, Owens Corning and MT Acquisition Co ULC (“Purchaser”) (the “Arrangement”).

NOTICE IS FURTHER GIVEN that by Order of Associate Judge Vos of the Supreme Court of British Columbia, dated March 21, 2024, the Court has given directions by means of an interim order (the “Interim Order”) on the calling of a special meeting (the “Meeting”) of the Masonite Shareholders for the purpose of, among other things, considering and voting upon a special resolution to approve the Arrangement.

NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Petitioner intends to apply to the Supreme Court of British Columbia for a final order (the “Final Order”) approving the Arrangement and declaring it to be fair and reasonable to the Masonite Securityholders, which application will be heard at the Courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia or as the Court may direct on April 30, 2024 at 9:45 a.m. (Vancouver time), or so soon thereafter as counsel may be heard or at such other date and time as the board of the Masonite or the Court may direct.

IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled “Response to Petition” together with any evidence or materials which you intend to present to the Court at the Vancouver Registry of the Supreme Court of British Columbia or as the Court may direct and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to Masonite’s address for delivery, which is set out below, on or before April 26, 2024, at 4:00 p.m. (Vancouver Time).

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YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry or online from the BC Supreme Court website. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON (OR AS DIRECTED BY THE COURT) OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the Masonite Securityholders.

A copy of the Petition to the Court and the other documents that were filed in support of the Interim Order and will be filed in support of the Final Order will be furnished to any Masonite Securityholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out below.

The Petitioner’s address for delivery is:

Cassels Brock & Blackwell LLP

Barristers and Solicitors

2200 – 885 West Georgia Street

Vancouver, BC V6C 3E8

Attention: Raj Mittal

DATED this 21st day of March, 2024

Counsel for the Petitioner,
Masonite International Corporation

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SCAN TO VIEW MATERIALS & VOTE w MASONITE INTERNATIONAL CORPORATION VOTE BY INTERNET ATTN: JAMES C. PELLETIER Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 1242 EAST 5TH AVENUE Use the Internet to transmit your voting instructions and for electronic delivery of TAMPA, FL 33605 information up until 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DOOR2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark your voting instructions on your proxy card and sign, date and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For your mailed proxy card to be counted, we must receive it prior to the commencement of voting at the Special Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V35976-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MASONITE INTERNATIONAL CORPORATION The Board of Directors recommends you vote FOR Proposals 1, 2 and 3: For Against Abstain 1. To pass, with or without variation, a special resolution, the full text of which is set forth in Annex B to the accompanying proxy statement (the “Proxy Statement”), approving a statutory arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Masonite ! ! ! International Corporation, as more particularly described in the Proxy Statement (the “Arrangement Resolution”); 2. To approve on an advisory (non-binding) basis the compensation that may be paid or become payable to Masonite’s named executive officers in connection ! ! ! with the Arrangement (the “Compensation Proposal”); and 3. To consider and vote on any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient ! ! ! votes to adopt the Arrangement at the time of the Special Meeting (the “Adjournment Proposal”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders: The Notice and Proxy Statement is available at www.proxyvote.com V35977-TBD Masonite International Corporation SPECIAL MEETING OF SHAREHOLDERS April 25, 2024 at 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement, hereby appoint(s) Russell T. Tiejema and Howard C. Heckes, and each of them, acting individually or in the absence of others, as proxies, each with the full power of substitution and re-substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the common shares of Masonite International Corporation that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held virtually at 10:00 a.m. Eastern time on April 25, 2024 at www.virtualshareholdermeeting.com/DOOR2024SM and any postponements or adjournments thereof. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Special Meeting of Shareholders, including any previously given by telephone or internet. This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, the proxies will have authority to vote “FOR” Proposal 1, the Arrangement Resolution, “FOR” Proposal 2, the Compensation Proposal and “FOR” Proposal 3, the Adjournment Proposal, and in their discretion on any other matters that may properly come before the meeting. (Continued and to be signed on reverse side.)